As filed with the Securities and Exchange Commission on April 24, 2020
Registration No. 333-162244
811-06584

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-4
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
POST-EFFECTIVE AMENDMENT NO. 14
and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
AMENDMENT NO. 315

John Hancock Life Insurance Company of New York Separate Account A
(formerly, The Manufacturers Life Insurance Company of New York)
(Exact name of Registrant)
John Hancock Life Insurance Company of New York
(formerly, The Manufacturers Life Insurance Company of New York)
(Name of Depositor)

(914) 773-0708
(Depositor’s Telephone Number Including Area Code)

Copy to:
100 Summit Lake Drive, Second Floor Valhalla, New York 10595	Thomas J. Loftus, Esquire John Hancock Life Insurance Company of New York 200 Berkeley Street Boston, MA 02116
(Address of Depositor’s Principal Executive Offices)	(Name and Address of Agent for Service)
Title of Securities Being Registered: Variable Annuity Insurance Contracts
It is proposed that this filing will become effective:
[ ] immediately upon filing pursuant to paragraph (b) of Rule 485
[X] on April 27, 2020, pursuant to paragraph (b) of Rule 485
[ ] 60 days after filing pursuant to paragraph (a)(1) of Rule 485
[ ] On

  pursuant to paragraph (a)(1) of Rule 485
If appropriate, check the following box:
[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment

Venture® 4 Variable Annuity Prospectus
Previously Issued Contracts

April 27, 2020

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, you may no longer receive paper copies of the shareholder reports for the Portfolios offered through your John Hancock variable annuity contract unless you specifically request paper copies from John Hancock. Instead, the shareholder reports will be made available on a website, and you will be notified by mail each time reports are posted and be provided with a website link to access those reports. If you have already elected to receive shareholder reports electronically, you will not be affected by this change, and you do not need to take any action.
Alternatively, you may request to receive reports in paper, free of charge, at any time, by calling John Hancock at 800-344-1029. Your election to receive reports in paper will apply to all Portfolios offered within your variable annuity contract.

Venture® 4 Variable Annuity Prospectus
Previously Issued Contracts

April 27, 2020
This Prospectus describes interests in VENTURE® 4 flexible Purchase Payment deferred combination Fixed and Variable Annuity contracts (singly, a “Contract” and collectively, the “Contracts”) that were previously issued by John Hancock Life Insurance Company (U.S.A.) (“John Hancock USA”) in all jurisdictions except New York, or by John Hancock Life Insurance Company of New York (“John Hancock New York”) in New York. Unless otherwise specified, “we,” “us,” “our,” or a “Company” refers to the applicable issuing company of a Contract. You, the Contract Owner, should refer to the first page of your Venture® 4 Variable Annuity Contract for the name of your issuing Company. Effective October 7, 2011, the Contracts are no longer offered for sale.
Variable Investment Options. You may allocate Contract Values or Additional Purchase Payments (to the extent permitted under your Contract) to Variable Investment Options. If you do, we measure your Contract Value and Variable Annuity payments according to the investment performance of Variable Investment Options under the Contracts. We hold the assets for each Variable Investment Option in a corresponding Subaccount of John Hancock Life Insurance Company (U.S.A.) Separate Account H or, in the case of John Hancock New York, a corresponding Subaccount of John Hancock Life Insurance Company of New York Separate Account A (singly, a “Separate Account” and collectively, the “Separate Accounts”). Each Subaccount, in turn, invests in a Portfolio of the John Hancock Variable Insurance Trust that corresponds to a Variable Investment Option that we make available on the date of this Prospectus. John Hancock Investment Management Services, LLC (“JHIMS LLC”), an affiliate of ours, is the investment adviser to the John Hancock Variable Insurance Trust.
On the date of this Prospectus, each of the Subaccounts that we make available for the Contracts invests in one of the following Portfolios:
JOHN HANCOCK VARIABLE INSURANCE TRUST
Investment Quality Bond	Managed Volatility Conservative Portfolio
Lifestyle Conservative Portfolio	Managed Volatility Growth Portfolio
Lifestyle Balanced Portfolio	Managed Volatility Moderate Portfolio
Lifestyle Growth Portfolio	Money Market Trust1
Lifestyle Moderate Portfolio	Total Bond Market Trust
Managed Volatility Balanced Portfolio	Ultra Short Term Bond Trust

[1]	Subject to restrictions (see “V. Description of the Contract – Purchase Payments – Restrictions on the Money Market Investment Option”).
Contracts are not deposits or obligations of, or insured, guaranteed or endorsed by, any bank, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. Please read this Prospectus carefully and keep it for future reference. It contains information about the Separate Accounts and Variable Investment Options that you should know before investing. The Contracts have not been approved or disapproved by the Securities and Exchange Commission (“SEC”). Neither the SEC nor any state has determined whether this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)		JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK
John Hancock Annuities Service Center		John Hancock Annuities Service Center
Mailing Address	Overnight Mail Address	Mailing Address	Overnight Mail Address
P.O. Box 55444 Boston, MA 02205-5444 www.jhannuities.com	30 Dan Road – Suite 55444 Canton, MA 02021-2809 (800) 344-1029	P.O. Box 55445 Boston, MA 02205-5445 www.jhannuities.com	30 Dan Road – Suite 55444 Canton, MA 02021-2809 (800) 344-1029
0420:70309	Venture® 4

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I.  Glossary
The following terms as used in this Prospectus have the indicated meanings. We also define other terms in specific sections of this Prospectus.
Accumulation Period: The period between the issue date of the Contract and the Annuity Commencement Date.
Additional Purchase Payment: Any Purchase Payment made after the initial Purchase Payment.
Adjusted Benefit Base: The Riders’ Benefit Base immediately after we adjust it during a Contract Year to reflect the value of Additional Purchase Payments that we add to the Benefit Base. See “VI. Optional Benefits – Rider Fees.”
Age 65 Contract Anniversary: The Contract Anniversary on, or next following, the date the Owner turns age 65.
Age 95 Contract Anniversary: A term used with our optional guaranteed minimum withdrawal benefit Riders to describe the Contract Anniversary on, or next following, the date the Covered Person turns age 95 (for Income Plus For Life – Joint Life 1.11, the older Covered Person).
Anniversary Value: A term used with our optional Annual Step-Up Death Benefit Rider that describes one of the values we use to determine the death benefit. See “VI. Optional Benefits – Annual Step-Up Death Benefit.”
Annuitant: Any natural person or persons to whom annuity payments are made and whose life is used to determine the duration of annuity payments involving life contingencies. If the Contract Owner names more than one person as an Annuitant, the second person named is referred to as “co-Annuitant.” The Annuitant and co-Annuitant are referred to collectively as “Annuitant.” The Annuitant is as designated on the Contract specification page or in the application, unless changed. The Annuitant becomes the Owner of the Contract during the Pay-out Period.
Annuities Service Center: The mailing address and overnight mail address of our service office is listed on the first page of this Prospectus.
Annuity Commencement Date: The date we/you annuitize your Contract. That is, the Pay-out Period commences and we begin to make annuity payments to the Annuitant. You can change the Annuity Commencement Date to any date prior to the Maturity Date and, for John Hancock New York Contracts, at least one year after the Contract Date.
Annuity Option: The method selected by the Contract Owner (or as specified in the Contract if no selection is made) for annuity payments made by us.
Annuity Unit: A unit of measure that is used after the election of an Annuity Option to calculate Variable Annuity payments.
Asset Allocation Services: Programs offered by third parties in connection with the Contracts through which the third party may transfer amounts among Investment Options from time to time on your behalf.
Beneficiary: The person, persons or entity entitled to the death benefit under the Contract upon the death of a Contract Owner or, in certain circumstances, an Annuitant. The Beneficiary is as specified in the application, unless changed.
Benefit Base: A term used with our optional guaranteed minimum withdrawal benefit Riders to describe a value we use to determine a guaranteed amount under the Rider. Please refer to “VI. Optional Benefits” for more details.
Benefit Rate: A rate we use to determine a guaranteed withdrawal amount under a guaranteed minimum withdrawal benefit Rider.
Business Day: Any day on which the New York Stock Exchange is open for business. The end of a Business Day is the close of daytime trading of the New York Stock Exchange, which generally is 4:00 p.m. Eastern Time.
Code: The Internal Revenue Code of 1986, as amended.
Commuted Value: The present value of any remaining guaranteed annuity payments under your Contract, determined on the day we receive your written request for surrender. See “Full Surrenders During the Pay-out Period” in “V. Description of the Contract - Pay-Out Period Provisions.”
Company: John Hancock USA or John Hancock New York, as applicable.
Contingent Beneficiary: The person, persons or entity to become the Beneficiary if the Beneficiary is not alive. The Contingent Beneficiary is as specified in the application for a Contract, unless changed.

Contract: The Variable Annuity contract described in this Prospectus.
Contract Anniversary: The day in each calendar year after the Contract Date that is the same month and day as the Contract Date.
Contract Date: The date of issue of the Contract.
Contract Value: The total of the Investment Account values attributable to the Contract.
Contract Year: A period of twelve consecutive months beginning on the date the Contract was issued or any anniversary of that date.
Covered Person(s): A term used with our optional guaranteed minimum withdrawal benefit Riders to describe an individual (or individuals) whose lifetime(s) we use to determine the duration of any guaranteed lifetime income amounts under a guaranteed minimum withdrawal benefit Rider. Please refer to “VI. Optional Benefits” for more details.
Credit: A term used with our optional guaranteed minimum withdrawal benefit Riders to describe an increase in the Benefit Base that we may apply during one or more Credit Periods. The Credit may also be referred to as the “Bonus” or “Target Amount” in the Rider you purchased. Please refer to “VI. Optional Benefits” for more details.
Credit Period: A term used with our optional guaranteed minimum withdrawal benefit Riders to describe a period of time we use to measure the availability of Credits. Credit Periods may be referred to as “Bonus Periods” or the periods ending on a “Target Date” in the Rider you purchase. Please refer to “VI. Optional Benefits” for more details.
Credit Rate: The rate we use to determine a Credit, if any, under a guaranteed minimum withdrawal benefit Rider.
Financial Account Plan: A method of making periodic Additional Purchase Payments automatically through a bank account, brokerage account or other account you hold at a similar financial institution.
Excess Withdrawal: A term used with our optional guaranteed minimum withdrawal benefit Riders to describe a withdrawal that exceeds certain limits under the Rider and which, during periods of declining investment performance and thereafter, may cause substantial reductions to or the loss of guaranteed minimum withdrawal benefits. Please refer to “VI. Optional Benefits” for more details.
General Account: All of a Company’s assets, other than assets in its Separate Account and any other separate accounts it may maintain.
Good Order: The standard that we apply when we determine whether an instruction is satisfactory. An instruction is considered in Good Order if it is received at our Annuities Service Center: (a) in a manner that is satisfactory to us such that it is sufficiently complete and clear that we do not need to exercise any discretion to follow such instruction and it complies with all relevant laws and regulations and Company requirements; (b) on specific forms, or by other means we then permit (such as via telephone or electronic submission); and/or (c) with any signatures and dates we may require. We will notify you if an instruction is not in Good Order.
Income Plus For Life® 1.11 Series Riders: Both Income Plus For Life® 1.11 Riders – i.e., Income Plus For Life® 1.11 and Income Plus For Life – Joint Life® 1.11.
Income Plus For Life® 5.09 Series Riders: Both Income Plus For Life® 5.09 Riders – i.e., Income Plus For Life® 5.09 and Income Plus For Life – Joint Life® 5.09.
Income Plus For Life® Series Riders: All four Income Plus For Life® Riders – i.e., Income Plus For Life® 5.09, Income Plus For Life – Joint Life® 5.09, Income Plus For Life® 1.11 and Income Plus For Life – Joint Life® 1.11.
Investment Account: An account we established for you which represents your interests in an Investment Option during the Accumulation Period.
Investment Options: The investment choices available to Contract Owners.
John Hancock New York: John Hancock Life Insurance Company of New York
John Hancock USA: John Hancock Life Insurance Company (U.S.A.)
Lifetime Income Amount: A term used with our guaranteed minimum withdrawal benefit Riders that generally describes the amount we guarantee to be available each Contract Year for withdrawal during the Accumulation Period after the date you purchased the Rider (or the Lifetime Income Date, if later). Please refer to “VI. Optional Benefits” for more details.

Lifetime Income Date: A term used with our guaranteed minimum withdrawal benefit Riders that generally describes the date on which we determine the Lifetime Income Amount. Please refer to “VI. Optional Benefits” for more details.
Maturity Date: The latest allowable Annuity Commencement Date under your Contract. That is, the last date (unless we consent to a later date) on which the Pay-out Period commences and we begin to make annuity payments to the Annuitant. The Maturity Date is the date specified on the Contract specifications page, unless changed with our consent.
Nonqualified Contract: A Contract which is not issued under a Qualified Plan.
Owner or Contract Owner (“you”): The person, persons (co-Owner) or entity entitled to all of the ownership rights under the Contract. References in this Prospectus to Contract Owners are typically by use of “you.” The Owner has the legal right to make all changes in contractual designations where specifically permitted by the Contract. The Owner is as specified in the application, unless changed. The Annuitant becomes the Owner of the Contract during the Pay-out Period.
Pay-out Period: The period when we make annuity payments to the Annuitant following the Annuity Commencement Date.
Payroll Plan: A method of making periodic Additional Purchase Payments through a payroll deduction plan.
Portfolio: A series of a registered open-end management investment company which corresponds to a Variable Investment Option.
Prospectus: This prospectus that describes interests in the Contract.
Purchase Payment: An amount you pay to us for the benefits provided by the Contract.
Qualified Contract: A Contract issued under a Qualified Plan.
Qualified Plan: A retirement plan that receives favorable tax treatment under section 401, 403, 408 (IRAs), 408A (Roth IRAs) or 457 of the Code.
Rider: An optional benefit that you may have elected for an additional charge.
Separate Account: John Hancock Life Insurance Company (U.S.A.) Separate Account H or John Hancock Life Insurance Company of New York Separate Account A, as applicable. Each Separate Account is a segregated asset account of a Company that is not commingled with the general assets and obligations of the Company.
Settlement Phase: A term used with our optional guaranteed minimum withdrawal benefit Riders to describe the period when your Contract Value is equal to zero and we automatically begin making payments to you under the Rider, subject to the conditions described in the Rider. During the Settlement Phase, the Contract will continue but all other rights and benefits under the Contract, including death benefits and any additional Riders, terminate. Please refer to “VI. Optional Benefits” for more details.
Spouse: Any person recognized as a “spouse” in the state where the couple was legally married. The term does not include a party to a registered domestic partnership, civil union, or other similar formal relationship recognized under state law that is not denominated as a marriage under that state’s law.
Step-Up: A term used with our optional guaranteed minimum withdrawal benefit Riders to describe an increase in the Benefit Base and Lifetime Income Amount on certain Contract Anniversary dates when your Contract Value exceeds the previous Benefit Base. Please refer to “VI. Optional Benefits” for more details.
Step-Up Date: A term used with our optional guaranteed minimum withdrawal benefit Riders to describe the date on which we determine whether a Step-Up could occur.
Subaccount: A separate division of the applicable Separate Account.
Unliquidated Purchase Payments: The amount of all Purchase Payments in the Contract net of any withdrawals in excess of the free Withdrawal Amount that have been taken to date.
Variable Annuity: An Annuity Option with payments which: (1) are not predetermined or guaranteed as to dollar amount; and (2) vary in relation to the investment experience of one or more specified Subaccounts.
Variable Investment Option: An Investment Option corresponding to a Subaccount of a Separate Account that invests in shares of a specific Portfolio.

Withdrawal Amount: The total amount taken from your Contract Value, including any applicable withdrawal charge, tax and proportional share of administrative fee, to process a withdrawal.

II.  Overview
This overview tells you some key points you should know about the Contract. Because this is an overview, it does not contain all the information that may be important to you. Please read carefully this entire Prospectus, including its Appendices and the Statement of Additional Information (“SAI”) for more detailed information.
We disclose all material features and benefits of the Contracts in this Prospectus. Insurance laws and regulations apply to us in every state in which our Contracts were sold. As a result, a Contract purchased in one state may have terms and conditions that vary from the terms and conditions of a Contract purchased in a different jurisdiction. We disclose all material variations in this Prospectus.
What kind of Contract is described in this Prospectus?
The Contract is a flexible Purchase Payment deferred combination Fixed and Variable Annuity Contract between you and a Company. “Deferred” means payments by a Company begin on a future date under the Contract. “Variable” means amounts in the Contract may increase or decrease in value daily based upon your Contract’s Variable Investment Options. The Contract provides for the accumulation of these investment amounts and the payment of annuity benefits on a variable and/or fixed basis.
Who issued my Contract?
Your Contract provides the name of the Company that issued your Contract. In general, John Hancock USA issued the Contract in all jurisdictions except New York. John Hancock New York issued the Contract only in New York. Each Company sponsors its own Separate Account.
What are some benefits of the Contract?
The Contract offers access to Variable Investment Options, tax-deferred treatment of earnings during the Accumulation Period, and the ability to receive annuity payments at a future date. We pay a death benefit to your Beneficiary if you die during the Accumulation Period, which is described in this Prospectus under “Death Benefit During Accumulation Period.”
We offer a variety of Fixed Annuity and Variable Annuity payment options. Periodic annuity payments will begin on the Annuity Commencement Date. You select the Annuity Commencement Date, the frequency of payment and the type of annuity payment option. Annuity payments are made to the Annuitant. We provide more information about payout benefits in “V. Description of the Contract – Pay-out Period Provisions.”
In most cases, no income tax will have to be paid on your earnings under the Contract until these earnings are paid out. A Contract purchased for any Qualified Plan does not provide any additional tax-deferred treatment of earnings beyond the treatment provided by the plan. Consequently, if you invest in a Contract for a Qualified Plan, you should do so only on the basis of other benefits offered by the Contract. These benefits may include lifetime income payments and protection through living and death benefits.
The Contract provides an optional death benefit called the “Annual Step-Up Death Benefit” and optional guaranteed minimum withdrawal benefits called the “Income Plus For Life® 1.11 Series Riders,” each for an additional fee. These optional benefits were available only at the time you purchased your Contract. We provide more information about these benefits under “VI. Optional Benefits.”
How does the Contract work?
Under the Contract, you make one or more Purchase Payments to a Company for a period of time, known as the Accumulation Period. During the Accumulation Period, your Purchase Payments are allocated to Investment Options. You may transfer among the Investment Options and take withdrawals. Later, beginning on the Annuity Commencement Date, that Company makes one or more annuity payments under the Contract for a period of time, known as the Pay-out Period. Your Contract Value during the Accumulation Period is variable, and the amounts of annuity payments during the Pay-out Period may either be variable or fixed, depending upon your choice.

Can I invest more money (i.e., make Additional Purchase Payments) in the Contract?
That depends. We accept Additional Purchase Payments for the Contracts only in a limited number of circumstances, and you may be unable to make an Additional Purchase Payment.
Contracts with Guaranteed Minimum Withdrawal Benefit Riders. We impose restrictions on Additional Purchase Payments for Contracts issued with one of our guaranteed minimum withdrawal benefit Riders (see “V. Description of the Contract - Purchase Payments”).
Contracts without Guaranteed Minimum Withdrawal Benefit Riders. The minimum Additional Purchase Payment we will accept is $30 without our prior approval. You must obtain our prior approval if an Additional Purchase Payment to any Contract would cause the Contract Value to exceed $1 million, or if your Contract Value already exceeds $1 million. All Additional Purchase Payments must be in U.S. dollars and paid to our Annuities Service Center.
Contracts Issued for Use With Tax-Qualified Retirement Plans. This is no longer the law for IRAs. Restrictions may apply for Contracts issued for use in a retirement plan intended to qualify under section 403(b) of the Code.
Annuity Pay-out Period. No Additional Purchase Payments may be made for any Contract during the Pay-out Period (see “V. Description of the Contract – Pay-out Period Provisions”).
What charges do I pay under the Contract?
The Contracts have an annual Contract fee of $30, which we waive if you are registered for electronic delivery of transaction confirmations (see “V. Description of the Contract – Telephone and Electronic Transactions”). Your Contract’s asset-based charges compensate us primarily for our administrative and distribution expenses and for the mortality and expense risks that we assume under the Contract. We take the deduction proportionally from each of your Variable Investment Options. We make deductions for any applicable taxes based on the amount of a Purchase Payment. If you elect a Rider, we also deduct the Rider charges shown in the Fee Tables proportionally from each of your Investment Options, based on your value in each.
If you withdraw some of your Purchase Payments from your Contract prior to the Annuity Commencement Date (including withdrawals under an Income Plus For Life® Series Rider), or if you surrender your Contract, in its entirety, for cash prior to the Annuity Commencement Date, we may assess a withdrawal charge. The amount of this charge will depend on the number of years that have passed since we received your Purchase Payments, as shown in the Fee Tables. The Fee Tables also describe charges and expenses of underlying Portfolios.
What are my investment choices?
Although your Contract allows us to offer both Fixed and Variable Investment Options, we currently offer only Variable Investment Options under the Contract.
Variable Investment Options. You may invest in any of the Variable Investment Options. Each Variable Investment Option is a Subaccount of a Separate Account that invests solely in a corresponding Portfolio. The Portfolio prospectuses contain full descriptions of the Portfolios. The amount you’ve invested in any Variable Investment Option will increase or decrease based upon the investment performance of the corresponding Portfolio (reduced by certain charges we deduct – see “III. Fee Tables”). Your Contract Value during the Accumulation Period and the amounts of annuity payments will depend upon the investment performance of the underlying Portfolio of the Variable Investment Option you select.
In selecting Variable Investment Options under a Contract, you should consider:
•	You bear the investment risk that your Contract Value will increase or decrease to reflect the results of your Contract’s investment in underlying Portfolios. We do not guarantee Contract Value in a Variable Investment Option or the investment performance of any Portfolio.
•	Although the Portfolio may invest directly in securities or indirectly, through other underlying funds, you do not have the ability to determine the investment decisions or strategies of the Portfolios.
Restrictions on the Money Market Investment Option. You are not permitted to make new investments in the Money Market Investment Option. Transfers of amounts from other Investment Options into the Money Market Investment Option also are not permitted. If you currently have Contract Value in the Money Market Investment Option, you may continue to keep that Contract Value in Money Market, but any transfer or withdrawal from the Money Market cannot be replaced (please refer to “V. Description of the Contract – Purchase Payments”).

How can I change my investment choices?
Allocation of Purchase Payments. You designate how you would like your Purchase Payments to be allocated among the Variable Investment Options available under your Contract. You may change this investment allocation for Additional Purchase Payments (to the extent permitted under the Contract and not subject to restrictions) at any time.
Transfers Among Investment Options. During the Accumulation Period, you may transfer your investment amounts among Investment Options, subject to certain restrictions described below and in “V. Description of the Contract – Transfers You May Make Among Investment Options.” During the Pay-out Period, you may transfer your allocations among the Variable Investment Options, subject to certain restrictions described in “Transfers During the Pay-out Period.”
The Variable Investment Options can be a target for abusive transfer activity. To discourage disruptive frequent trading activity, we have adopted a policy for each Separate Account to restrict Owner-initiated transfers to two per calendar month per Contract, with certain exceptions described in more detail in “V. Description of the Contract – Transfers You May Make Among Investment Options.” We apply each Separate Account’s policy and procedures uniformly to all Contract Owners.
In addition to the transfer restrictions that we impose, the John Hancock Variable Insurance Trust also has adopted policies under Rule 22c-2 of the 1940 Act to detect and deter abusive short-term trading. Accordingly, a Portfolio may require us to impose trading restrictions if it discovers violations of its frequent short-term trading policy. We will provide tax identification numbers and other Contract Owner transaction information to John Hancock Variable Insurance Trust upon request, which it may use to identify any pattern or frequency of activity that violates its short-term trading policy.
Transfers Between Annuity Options. During the Pay-out Period, you may not transfer from a Variable Annuity Option to a Fixed Annuity Option, or from a Fixed Annuity Option to a Variable Annuity Option (see “V. Description of the Contract – Transfers During the Pay-out Period”).
How do I access my money?
During the Accumulation Period, you may withdraw all or a portion of your Contract Value. The amount you withdraw from any Investment Option must be at least $300 or, if less, your entire balance in that Investment Option. If a withdrawal plus any applicable withdrawal charge would reduce your Contract Value to less than $1,000, we may treat your withdrawal request as a request to withdraw all of your Contract Value. A withdrawal charge and an administration fee may apply to your withdrawal (see “VII. Charges and Deductions – Withdrawal Charges”). Withdrawals from Contracts with an Income Plus For Life® Series Rider may affect the benefits under the Rider (see “VI. Optional Benefits”). A withdrawal also may be subject to income tax and a 10% penalty tax.
What types of optional benefit Riders were available under the Contract?
For the additional charge shown in the Fee Tables, you may have purchased a Rider offering optional benefits. The availability of the Riders may have varied by state.
Income Plus For Life® Series Riders
The Income Plus For Life® Series Riders (or “IPFL Series Riders”) are optional guaranteed minimum withdrawal benefit Riders. The Riders contain our guarantee that you will be able to make withdrawals of a Lifetime Income Amount, regardless of your Contract’s investment performance. We describe the Riders’ terms in more detail in “VI. Optional Benefits.”
Availability. If it was available in your state, you may have elected to purchase an IPFL Series Rider through your financial representative’s authorized distributor. The IPFL Series Riders were not available if you inherited a Contract issued as an IRA (see “VI. Optional Benefits – Availability of Guaranteed Minimum Withdrawal Benefit Riders”). You (or the applicable oldest “Covered Person”) must have been under age 81 in order to have purchased the Rider. If we issued you a Contract with an IPFL Series Rider, you cannot terminate the Rider or exchange it for another Rider while your Contract is in effect.
Rider Benefit. We designed the IPFL Series Riders to make a Lifetime Income Amount available for annual withdrawals starting on a “Lifetime Income Date.” If you limit your annual withdrawals to the Lifetime Income Amount, we make this benefit available for as long as you live, even if your Contract Value reduces to zero. You may elect to receive the Lifetime Income Amount automatically under our Income Made Easy program. We pay the Lifetime Income Amount automatically during the Rider’s “Settlement Phase,” which begins when your Contract Value reduces to zero and you satisfy the conditions described in the Rider.

Excess Withdrawals. Under the IPFL Series Riders, you choose how much Contract Value to withdraw at any time. We may reduce the Lifetime Income Amount that we guarantee for future lifetime benefit payments, however, if:
•	you make a withdrawal before the Lifetime Income Date, or
•	your annual Withdrawal Amounts exceed the Lifetime Income Amount in any year after the Lifetime Income Date.
You could lose benefits if your annual Withdrawal Amounts exceed the limits specified in the IPFL Series Riders. We reduce the Lifetime Income Amount if you take any withdrawals before the applicable Lifetime Income Date. You will lose the Lifetime Income Amount if your Withdrawal Amounts before the applicable Lifetime Income Date deplete your Contract Value and any remaining Benefit Base to zero (see “VI. Optional Benefits – Features of IPFL 1.11 Series Riders”).
Benefit Base. We use a Benefit Base to determine the Lifetime Income Amount. You cannot request a withdrawal of the Benefit Base, and it usually differs from the Contract Value. The initial Benefit Base is equal to your initial Purchase Payment, up to the maximum Benefit Base ($5 million). If you choose not to make any withdrawals at all during certain Contract Years, we will increase the Benefit Base by a Credit. We also may increase or “step up” the Benefit Base on certain dates to reflect market performance or other factors. You may also increase the amounts we guarantee by making Additional Purchase Payments that we accept from a Financial Account Plan or a Payroll Plan, but we impose special limits on Additional Purchase Payments under Contracts issued with an IPFL Series Rider.
Investment Limitations – Automatic Transfers of Contract Value. If you purchased a Contract with an IPFL Series Rider, you must invest your Contract Value only in the Variable Investment Options we make available for that Rider. We also reserve the right to impose additional restrictions on Investment Options at any time. If we do impose additional restrictions, any amounts you allocated to a permitted Investment Option will not be affected by the restriction as long as it remains in that Investment Option. (We describe the currently available Investment Options for Contracts issued with an Income Plus For Life Series Rider in “VI. Optional Benefits.”)
Annual Step-Up Death Benefit Rider
You may have elected to purchase the optional Annual Step-Up Death Benefit Rider, if available in your state, whether or not you purchased a GMWB Rider. Under the Annual Step-Up Death Benefit Rider, we guarantee a minimum death benefit up to the earlier of the Annuity Commencement Date or the Maturity Date based on the Contract’s highest “Anniversary Value” that may be achieved up to the Contract Anniversary after you (or any Co-Owner) have turned age 75 (or upon your death or a Co-Owner’s death, if earlier). The Annual Step-Up Death Benefit was available only at Contract issue and cannot be revoked once elected. The Annual Step-Up Death Benefit Rider was not available, however, if you (or any co-Owner) age 75 at the time you purchased the Contract, or if your Contract was an IRA that you inherited from someone else (unless you were the Spouse of the decedent and owned the IRA in your own name).
What are the tax consequences of owning a Contract?
In most cases, no income tax has to be paid on amounts you earn under a Contract until these earnings are paid out. All or part of the following distributions from a Contract may constitute a taxable payout of earnings:
•	withdrawals (including surrenders and systematic withdrawals);
•	payment of any death benefit proceeds;
•	periodic payments under one of our annuity payment options;
•	certain ownership changes; and
•	any loan, assignment or pledge of the Contract as collateral.
How much you will be taxed on a distribution is based upon complex tax rules and depends on matters such as:
•	the type of the distribution;
•	when the distribution is made;
•	the nature of any Qualified Plan for which the Contract is being used; and
•	the circumstances under which the payments are made.

If your Contract was issued in connection with a Qualified Plan, all or part of your Purchase Payments may be tax deductible or excludible from income.
A 10% penalty tax applies in many cases to the taxable portion of any distributions taken from a Contract before you reach age 59½. Also, most Qualified Plans require that minimum distributions from a Contract commence and/or be completed within a certain period of time. This effectively limits the period of time during which you can continue to derive tax-deferral benefits from any tax- deductible or tax-deferred Purchase Payments you paid or on any earnings under the Contract.
A Contract purchased as an investment vehicle for a Qualified Plan, including an IRA, does not provide any tax-deferral benefits in addition to those provided by the Qualified Plan. The favorable tax-deferral benefits available for Qualified Plans that invest in annuity contracts are also generally available if the Qualified Plans purchase other types of investments, such as mutual funds, equities and debt instruments. However, the Contract offers features and benefits that other investments may not offer, including the Investment Options and protection through living guarantees, death benefits and other benefits. Please note that federal tax law changes in the 2019 SECURE Act now limit certain annuitization and beneficiary payout options for contracts held as part of a Qualified Plan, including an IRA.
We provide additional information on taxes in “VIII. Federal Tax Matters.” We make no attempt to provide more than general information about use of the Contract with the various types of retirement plans.
Do I receive Transaction Confirmations?
We send you a confirmation statement for certain transactions in your Investment Accounts. You should carefully review these transaction confirmations to verify their accuracy. Please report any mistakes immediately to our Annuities Service Center (at the address or phone number shown on the first page of this Prospectus). If you fail to notify our Annuities Service Center of any mistake within 60 days of the delivery of the transaction confirmation, you will be deemed to have ratified the transaction. If you have not already done so, please register for electronic delivery of your transaction confirmations by contacting the John Hancock Annuities Service Center at the applicable telephone number or internet address shown on the first page of this Prospectus for more information on electronic transactions.

III.  Fee Tables
The following tables describe the fees and expenses applicable to buying, owning and surrendering a Venture® 4 Contract. These fees and expenses are more completely described under “VII. Charges and Deductions.” The items listed under “Total Annual Portfolio Operating Expenses” are described in detail in the Portfolio prospectus. Unless otherwise shown, the tables below show the maximum fees and expenses (including fees deducted from Contract Value for optional benefits).
The following table describes the fees and expenses that you pay when you withdraw Contract Values or surrender the Contract (or potentially when you transfer Contract Value between Investment Options). State premium taxes may also be deducted.
Contract Owner Transaction Expenses1
John Hancock USA
John Hancock New York
Withdrawal Charge[2] (as percentage of Purchase Payments)
First Year	6%
Second Year	5%
Third Year	4%
Fourth Year	3%
Fifth Year and Thereafter	0%
Transfer Fee[3]
Maximum Fee	$25
Current Fee	$0
[1]	State premium taxes, which currently range from 0.04% to 4.00% of each Purchase Payment (see “VII. Charges and Deductions – Premium Taxes”), may also apply to your Contract.
[2]	This charge is taken upon withdrawal or surrender within the specified period of years measured from the date of each Purchase Payment. We calculate the amount of the withdrawal charge by multiplying the amount of the Purchase Payment being liquidated by the applicable withdrawal charge percentage shown above. The total withdrawal charge will be the sum of the withdrawal charges for the Purchase Payments being liquidated.
[3]	This fee is not currently assessed against transfers. We reserve the right to impose a charge in the future for transfers in excess of 12 per year. The amount of this fee will not exceed the lesser of $25 or 2% of the amount transferred.

The following table describes fees and expenses that you pay periodically during the time that you own the Contract. This table does not include annual Portfolio operating expenses.
Periodic Fees and Expenses other than Portfolio Expenses
John Hancock USA
John Hancock New York
Annual Contract Fee[1]	$30
Annual Separate Account Expenses[2] (as a percentage of Contract Value in the Variable Investment Options)
Mortality and Expense Risks Fee[3]	1.50%
Administration Fee (asset based)	0.15%
Total Annual Separate Account Expenses[2] (With No Optional Riders Reflected)	1.65%
Optional Benefits
Fees deducted from Separate Account[2]
Annual Step-Up Death Benefit Fee	0.20%
Total Annual Separate Account Expenses[4]	1.85%
[1]	The $30 annual Contract fee will not be assessed prior to the Maturity Date if at the time of its assessment the Contract Value is greater than or equal to $99,000.
[2]	We deduct from each of the Subaccounts a daily charge at an annual effective percentage of the Contract Value in the Variable Investment Options.
[3]	This charge is assessed on all active Contracts, including Contracts continued by a Beneficiary upon the death of the Contract Owner.
[4]	Amount shown includes the Mortality and Expense Risks Fee, Administration Fee as well as the optional Annual Step-Up Death Benefit Fee, as applicable.

Other Account Fees deducted from Contract Value
Optional Guaranteed Minimum Withdrawal Benefit Riders
(You may select only one of the following. We deduct the fee on an annual basis from Contract Value.)
	Income Plus For Life 1.11[1]	Income Plus For Life – Joint Life 1.11[2]	Income Plus For Life 5.09[1,3]	Income Plus For Life – Joint Life 5.09[2,3]
Maximum Fee	1.20%	1.20%	1.20%	1.20%
Current Fee	1.00%	1.00%	0.90%	0.90%
[1]	The current charge for the Income Plus For Life® 1.11 Rider is 1.00% of the Adjusted Benefit Base. The current charge for the Income Plus For Life 5.09 Rider is 0.90% of the Adjusted Benefit Base We reserve the right to increase either charge up to a maximum charge of 1.20 % if the Benefit Base is stepped up to equal the Contract Value.
[2]	The current charge for the Income Plus For Life – Joint Life 1.11 Rider is 1.00% of the Adjusted Benefit Base. The current charge for the Income Plus For Life – Joint Life 5.09 Rider is 0.90% of the Adjusted Benefit Base. We reserve the right to increase either charge to a maximum charge of 1.20 % if the Benefit Base is stepped up to equal the Contract Value.
[3]	Only available on Contracts purchased prior to January 1, 2011.
The next table describes the minimum and maximum total operating expenses charged by the Portfolios that you may pay periodically during the time that you own the Contract. More detail concerning each Portfolio’s fees and expenses is contained in the Portfolio’s prospectus.
Total Annual Portfolio Operating Expenses (as a percentage of the Portfolio’s average net assets for the fiscal year ended December 31, 2019)	Minimum	Maximum
Range of expenses that are deducted from Portfolio assets, including management fees, Rule 12b-1 fees and other expenses	0.51%	1.02%

Examples
We provide the following examples that are intended to help you compare the costs of investing in a Contract with the costs of investing in other variable annuity contracts. These costs include Contract Owner expenses, Contract fees, Separate Account annual expenses and Portfolio fees and expenses. Example 1 pertains to a Contract with the optional benefit Riders shown below. Example 2 pertains to a Contract without optional benefit Riders.
Example 1: Maximum Portfolio operating expenses – Contract with optional benefit Riders
The following example assumes that you invest $10,000 in a Contract with the optional benefit Riders shown below. The first example also assumes that your investment has a 5% return each year and assumes the maximum annual Contract fee and the maximum fees and expenses of any of the Portfolios. Please note that the Rider fees are reflected as a percentage of the Adjusted Benefit Base, which may vary in value from the total Variable Investment Option value. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
John Hancock USA & John Hancock New York Contract with Income Plus For Life® 1.11 and Annual Step-Up Death Benefit Riders
	1 Year	3 Years	5 Years	10 Years
If you surrender the Contract at the end of the applicable time period:	$971	$1,655	$2,175	$4,540
If you annuitize, or do not surrender the Contract at the end of the applicable time period:	$419	$1,281	$2,175	$4,540
Example 2: Minimum Portfolio operating expenses – Contract with no optional benefit Riders
The next example assumes that you invest $10,000 in a Contract, but with no optional benefit Riders. This example also assumes that your investment has a 5% return each year and assumes the average annual Contract fee we expect to receive for the Contracts and the minimum fees and expenses of any of the Portfolios. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
John Hancock USA & John Hancock New York Contract with no optional benefit Riders
	1 Year	3 Years	5 Years	10 Years
If you surrender the Contract at the end of the applicable time period:	$779	$1,078	$1,172	$2,513
If you annuitize, or do not surrender the Contract at the end of the applicable time period:	$222	$684	$1,172	$2,513
A Table of Accumulation Unit Values relating to the Contract is included in Appendix U to this Prospectus.

IV.  General Information about Us,
the Separate Accounts and the Portfolios
The Companies
Your Contract was issued by either John Hancock USA or John Hancock New York. Please refer to your Contract to determine which Company issued your Contract.
John Hancock USA, formerly known as “The Manufacturers Life Insurance Company (U.S.A.),” is a stock life insurance company originally organized under the laws of Maine on August 20, 1955, by a special act of the Maine legislature. John Hancock USA redomesticated under the laws of Michigan on December 30, 1992. John Hancock USA is authorized to transact life insurance and annuity business in all states (except New York), the District of Columbia, Guam, Puerto Rico and the Virgin Islands. Its principal office is located at 200 Berkeley Street, Boston, Massachusetts 02116. John Hancock USA also has an Annuities Service Center – its mailing address is P.O. Box 55444, Boston, MA 02205-5444; its overnight mail address is 30 Dan Road – Suite 55444, Canton, MA 02021-2809; and its email address is www.jhannuities.com.
John Hancock New York, formerly known as “The Manufacturers Life Insurance Company of New York,” is a wholly-owned subsidiary of John Hancock USA and is a stock life insurance company organized under the laws of New York on February 10, 1992. John Hancock New York is authorized to transact life insurance and annuity business only in the State of New York. Its principal office is located at 100 Summit Lake Drive, Valhalla, New York 10595. John Hancock New York also has an Annuities Service Center – its mailing address is P.O. Box 55445, Boston, MA 02205-5445; its overnight mail address is 30 Dan Road – Suite 55444, Canton, MA 02021-2809; and its email address is www.jhannuities.com.
The ultimate parent of both companies is Manulife Financial Corporation, a publicly traded company, based in Toronto, Canada. Manulife Financial Corporation is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, collectively known as Manulife. The Companies changed their names to John Hancock Life Insurance Company (U.S.A.) and John Hancock Life Insurance Company of New York, respectively, on January 1, 2005 following Manulife Financial Corporation’s acquisition of John Hancock Financial Services, Inc.
The Company incurs obligations under the Contract to guarantee certain amounts, and investors must depend on the financial strength of the Company for satisfaction of the Company’s obligations such as any Fixed Investment Option, the Lifetime Income Amount, the death benefit and any guaranteed amounts associated with our optional benefits Riders. Also, if you direct money into a DCA Fixed Investment Option that we may make available, the Company guarantees the principal value and the rate of interest credited to that Investment Option for the term of any DCA guarantee period. To the extent that the Company pays such amounts, the payments will come from the Company’s General Account assets. You should be aware that, unlike the Separate Accounts, the Company’s General Account is not segregated or insulated from the claims of the Company’s creditors. The General Account consists of securities and other investments that may decline in value during periods of adverse market conditions. The Company’s financial statements contained in the SAI include a further discussion of risks inherent within the Company’s General Account investments.
The Separate Accounts
You do not invest directly in the Portfolios made available under the Contracts. When you direct or transfer money to a Variable Investment Option, we purchase shares of a corresponding Portfolio through one of our Separate Accounts. We hold the Portfolio’s shares in a “Subaccount” (usually with a name similar to that of the corresponding Portfolio) of the applicable Separate Account. A Separate Account’s assets (including the Portfolio’s shares) belong to the Company that maintains that Separate Account.
For Contracts issued by John Hancock USA, we purchase and hold Portfolio shares in John Hancock Life Insurance Company (U.S.A.) Separate Account H, a Separate Account under the laws of Michigan. For Contracts issued by John Hancock New York, we purchase and hold Portfolio shares in John Hancock Life Insurance Company of New York Separate Account A, a Separate Account under the laws of New York.
The income, gains and losses, whether or not realized, from assets of a Separate Account are credited to or charged against that Separate Account without regard to a Company’s other income, gains, or losses. Nevertheless, all obligations arising under a Company’s Contracts are general corporate obligations of that Company. Assets of a Separate Account may not be charged with liabilities arising out of any of the respective Company’s other business.

We reserve the right, subject to compliance with applicable law: to add other Subaccounts; to eliminate existing Subaccounts; to combine Subaccounts or transfer assets in one Subaccount to another Subaccount that we, or an affiliated company, may establish; or (in states where permitted) to restrict or prohibit additional allocations to a Subaccount. We will not eliminate existing Subaccounts or combine Subaccounts without the prior approval of the appropriate state and/or federal regulatory authorities.
We registered the Separate Accounts with the SEC under the Investment Company Act of 1940, as amended (the “1940 Act”) as unit investment trusts. Registration under the 1940 Act does not involve supervision by the SEC of the management or investment policies or practices of the Separate Accounts. If a Company determines that it would be in the best interests of persons having voting rights under the Contracts it issues, that Company’s Separate Account may be operated as a management investment company under the 1940 Act or it may be deregistered if 1940 Act registration were no longer required.
The Portfolios
When you select a Variable Investment Option, we invest your money in a Subaccount of our Separate Account and it invests in shares of a corresponding Portfolio of John Hancock Variable Insurance Trust.
The Portfolios in the Separate Account are NOT publicly traded mutual funds. The Portfolios are available to you only as Investment Options in the Contracts or, in some cases, through other variable annuity contracts or variable life insurance policies issued by us or by other life insurance companies. In some cases, the Portfolios also may be available through participation in certain tax-qualified pension, retirement or college savings plans.
Investment Management
The Portfolios’ investment advisers and managers may manage publicly traded mutual funds with similar names and investment objectives. However, the Portfolios are NOT directly related to any publicly traded mutual fund. You should not compare the performance of any Portfolio described in this Prospectus with the performance of a publicly traded mutual fund. The performance of any publicly traded mutual fund could differ substantially from that of any of the Portfolios held in our Separate Account.
Our Managed Volatility Portfolios
In selecting the Portfolios that are available as Investment Options under the Contract or its optional benefit Riders, we may establish requirements that are intended, among other things, to mitigate market price and interest rate risk for compatibility with our obligations to pay guarantees and benefits under the Contract and its optional benefit Riders. We seek to make available Investment Options that use strategies that are intended to lower potential volatility of returns and limit the magnitude of Portfolio losses. These include, but are not limited to, strategies that: encourage diversification in asset classes and style; combine equity exposure with exposure to fixed income securities; and that allow us to effectively and efficiently manage our exposure under the Contracts and optional benefit Riders. The requirements we impose are intended to protect us from loss. They may increase a Portfolio’s transaction costs, and may otherwise lower the performance and reduce the availability of Investment Options under the Contract and/or under optional benefit Riders.
During rising markets, the strategies employed to manage volatility could result in your Contract Value rising less than would have been the case if you had been invested in a Portfolio without the managed volatility strategy. The managed volatility strategy may also suppress the value of the guaranteed Rider benefits. On the other hand, the managed volatility strategy seeks to manage the volatility of returns and limit the magnitude of Portfolio losses during declining markets with high volatility, although there is no guarantee that it will do so.
The four Portfolios offered under the Contract have the following objectives and strategies:
Managed Volatility Balanced Portfolio. Seeks growth of capital and current income while seeking to both manage the volatility of return and limit the magnitude of Portfolio losses. The Portfolio seeks to limit the volatility of returns to a range of 8.25% to 10.25%. The Portfolio is a fund of funds and invests primarily in underlying portfolios that invest primarily in equity securities and underlying portfolios that invest primarily in fixed-income securities. The Portfolio’s risk management strategy may cause the Portfolio’s economic exposure to equity securities, fixed-income securities and cash and cash equivalents to fluctuate and during extreme market volatility, the Portfolio’s economic exposure to either equity securities or fixed-income securities could be reduced to 0% and its economic exposure to cash and cash equivalents could increase to

100%. The Portfolio’s exposure to equity securities (either directly or through investment in underlying portfolios or derivatives) normally will not exceed 100%.
Managed Volatility Conservative Portfolio. Seeks current income and growth of capital while seeking to both manage the volatility of return and limit the magnitude of Portfolio losses. The Portfolio seeks to limit the volatility of returns to a range of 5.5% to 6.5%. The Portfolio is a fund of funds and invests primarily in underlying portfolios that invest primarily in equity securities and underlying portfolios that invest primarily in fixed-income securities. The Portfolio’s risk management strategy may cause the Portfolio’s economic exposure to equity securities, fixed-income securities and cash and cash equivalents to fluctuate and during extreme market volatility, the Portfolio’s economic exposure to either equity securities or fixed-income securities could be reduced to 0% and its economic exposure to cash and cash equivalents could increase to 100%. The subadvisor normally will seek to limit the Portfolio’s exposure to equity securities (either directly or through investment in underlying portfolios or derivatives) to no more than 22%.
Managed Volatility Growth Portfolio. Seeks long-term growth of capital while seeking to both manage the volatility of return and limit the magnitude of Portfolio losses. The Portfolio seeks to limit the volatility of returns to a range of 11% to 13%. The Portfolio is a fund of funds and invests primarily in underlying portfolios that invest primarily in equity securities and underlying portfolios that invest primarily in fixed-income securities. The Portfolio’s risk management strategy may cause the Portfolio’s economic exposure to equity securities, fixed-income securities and cash and cash equivalents to fluctuate and during extreme market volatility, the Portfolio’s economic exposure to either equity securities or fixed-income securities could be reduced to 0% and its economic exposure to cash and cash equivalents could increase to 100%. The subadvisor normally will seek to limit the Portfolio’s exposure to equity securities (either directly or through investment in underlying portfolios or derivatives) to no more than 77%.
Managed Volatility Moderate Portfolio. Seeks current income and growth of capital while seeking to both manage the volatility of return and limit the magnitude of Portfolio losses. The Portfolio seeks to limit the volatility of returns to a range of 7% to 9%. The Portfolio is a fund of funds and invests primarily in underlying portfolios that invest primarily in equity securities and underlying portfolios that invest primarily in fixed-income securities. The Portfolio’s risk management strategy may cause the Portfolio’s economic exposure to equity securities, fixed-income securities and cash and cash equivalents to fluctuate and during extreme market volatility, the Portfolio’s economic exposure to either equity securities or fixed-income securities could be reduced to 0% and its economic exposure to cash and cash equivalents could increase to 100%. The subadvisor normally will seek to limit the Portfolio’s exposure to equity securities (either directly or through investment in underlying portfolios or derivatives) to no more than 44%.
You can find a full description of each Portfolio, including the investment objectives, policies and restrictions of, and the risks relating to, investment in the Portfolio in the prospectus for that Portfolio.

The John Hancock Variable Insurance Trust is a so-called “series” type mutual fund and is registered under the 1940 Act as an open- end management investment company. John Hancock Variable Trust Advisers, LLC (“JHVTA LLC”) provides investment advisory services to the John Hancock Variable Insurance Trust and receives investment management fees for doing so. JHVTA LLC pays a portion of its investment management fees to other firms that manage the John Hancock Variable Insurance Trust’s Portfolios (i.e., subadvisers). JHVTA LLC is our affiliate and we indirectly benefit from any investment management fees JHVTA LLC retains.
The John Hancock Variable Insurance Trust has obtained an order from the SEC permitting JHVTA LLC, subject to approval by the Board of Trustees, to change a subadviser for a Portfolio or the fees paid to subadvisers and to enter into new subadvisory agreements from time to time without the expense and delay associated with obtaining shareholder approval of the change. This order does not, however, permit JHVTA LLC to appoint a subadviser that is an affiliate of JHVTA LLC or the John Hancock Variable Insurance Trust (other than by reason of serving as subadviser to a Portfolio) (an “Affiliated Subadviser”) or to change a subadvisory fee of an Affiliated Subadviser without the approval of shareholders.
If shares of a Portfolio are no longer available for investment or if in our judgment investment in a Portfolio becomes inappropriate, we may eliminate the shares of a Portfolio and substitute shares of another Portfolio, or of another open-end registered investment company. A substitution may be made with respect to both existing investments and the investment of future Purchase Payments. However, we will make no such substitution without first notifying you and obtaining approval of the SEC (to the extent required by the 1940 Act).

Portfolio Expenses
Fees and expenses of the Portfolios include investment management fees, Rule 12b-1 fees and other operating expenses. The fees and expenses are not fixed or specified under the terms of the Contracts and may vary from year to year. These fees and expenses differ for each Portfolio and reduce the investment return of each Portfolio. Therefore, they also indirectly reduce the return you might earn on any Separate Account Investment Options.
The Portfolios pay us or certain of our affiliates compensation for some of the distribution, administrative, shareholder support, marketing and other services we or our affiliates provide to the Portfolios. The amount of this compensation is based on a percentage of the assets of the Portfolios attributable to the variable insurance products that we and our affiliates issue. These percentages may differ from Portfolio to Portfolio and among classes of shares within a Portfolio. In some cases, the compensation is derived from the Rule 12b-1 fees which are deducted from a Portfolio’s assets and paid for the services we or our affiliates provide to that Portfolio. Compensation payments may be made by a Portfolio’s investment adviser or its affiliates. None of these compensation payments results in any additional charge to you.
Funds of Funds
Each of the John Hancock Variable Insurance Trust’s Lifestyle Balanced Portfolio, Lifestyle Conservative Portfolio, Lifestyle Growth Portfolio, Lifestyle Moderate Portfolio, Managed Volatility Balanced Portfolio, Managed Volatility Conservative Portfolio, Managed Volatility Growth Portfolio and Managed Volatility Moderate Portfolio (“JHVIT Funds of Funds) is a “fund of funds” that invests in other underlying mutual funds. Expenses for a fund of funds may be higher than those for other Portfolios because a fund of funds bears its own expenses and indirectly bears its proportionate share of expenses of the underlying portfolios in which it invests. The prospectus for each of these JHVIT Funds of Funds contains a description of the underlying portfolios for that Portfolio, including expenses of those portfolios, associated investment risks, and deductions from and expenses paid out of the assets of the Portfolio.
Portfolio Investment Objectives
You bear the investment risk of any Portfolio you choose as a Variable Investment Option for your Contract. The following table contains a general description of the investment objectives of the Portfolios that we make available under the Contracts. You can find a full description of each Portfolio in the prospectus for that Portfolio, including the investment objectives, policies and restrictions of, and the risks relating to, investment in the Portfolio. You can obtain a copy of a Portfolio’s prospectus, without charge, by contacting us at the Annuities Service Center website, phone number or address shown on the first page of this Prospectus. Please read the Portfolio’s prospectus carefully before investing in the corresponding Variable Investment Option.
The Portfolios available may be restricted if you purchased a guaranteed minimum withdrawal benefit Rider (see “VI. Optional Benefits”).
JOHN HANCOCK VARIABLE INSURANCE TRUST
Portfolio	Subadviser	Investment Objective
Investment Quality Bond Trust Series II	Wellington Management Company, LLP	Seeks to provide a high level of current income consistent with the maintenance of principal and liquidity.
Lifestyle Balanced Portfolio Series II	Manulife Investment Management (US) LLC	Seeks a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital.
Lifestyle Conservative Portfolio Series II	Manulife Investment Management (US) LLC	Seeks a high level of current income with some consideration given to growth of capital.
Lifestyle Growth Portfolio Series II	Manulife Investment Management (US) LLC	Seeks long-term growth of capital. Current income is also a consideration.
Lifestyle Moderate Portfolio Series II	Manulife Investment Management (US) LLC	Seeks a balance between a high level of current income and growth of capital, with a greater emphasis on income.

JOHN HANCOCK VARIABLE INSURANCE TRUST
Portfolio	Subadviser	Investment Objective
Managed Volatility Balanced Portfolio Series II	Manulife Investment Management (US) LLC	Seeks growth of capital and current income while seeking to both manage the volatility of return and limit the magnitude of Portfolio losses.
Managed Volatility Conservative Portfolio Series II	Manulife Investment Management (US) LLC	Seeks current income and growth of capital while seeking to both manage the volatility of return and limit the magnitude of Portfolio losses.
Managed Volatility Growth Portfolio Series II	Manulife Investment Management (US) LLC	Seeks long-term growth of capital while seeking to both manage the volatility of return and limit the magnitude of Portfolio losses.
Managed Volatility Moderate Portfolio Series II	Manulife Investment Management (US) LLC	Seeks current income and growth of capital while seeking to both manage the volatility of return and limit the magnitude of Portfolio losses.
Money Market Trust Series II	Manulife Investment Management (US) LLC	Seeks to obtain maximum current income consistent with preservation of principal and liquidity.
Total Bond Market Trust Series II	Declaration Management & Research LLC	Seeks to track the performance of the Barclays U.S. Aggregate Bond Index (which represents the U.S. investment grade bond market).
Ultra Short Term Bond Trust Series II	Manulife Investment Management (US) LLC	Seeks a high level of current income consistent with the maintenance of liquidity and the preservation of capital.
Voting Interest
We vote Portfolio shares held in a Separate Account at any Portfolio shareholder meeting in accordance with timely voting instructions received from the persons having the voting interest under the Contract. We determine the number of Portfolio shares for which voting instructions may be given not more than 90 days prior to the meeting. We arrange for voting materials to be distributed to each person having the voting interest under the Contract together with appropriate forms for giving voting instructions. If there are shares of a Portfolio held by a Subaccount for which we do not receive timely voting instructions, we will vote those shares in the same proportion as the total votes for all of our registered separate accounts for which we have received timely instructions. We will vote all Portfolio shares that we hold directly in our General Account in the same proportion as the total votes for all our registered separate accounts and those of any of our affiliates for which we have received timely instructions. One effect of this proportional voting is that a small number of Contract Owners can determine the outcome of a vote.
During the Accumulation Period, the Contract Owner has the voting interest under a Contract. We determine the number of votes for each Portfolio for which voting instructions may be given by dividing the value of the Investment Account corresponding to the Subaccount in which such Portfolio shares are held by the net asset value per share of that Portfolio.
During the Pay-out Period for a variable annuity option, the Annuitant has the voting interest under a Contract. We determine the number of votes as to each Portfolio for which voting instructions may be given by dividing the reserve for the Contract allocated to the Subaccount in which such Portfolio shares are held by the net asset value per share of that Portfolio. Generally, the number of votes tends to decrease as annuity payments progress because the amount of reserves attributable to a Contract will usually decrease after commencement of annuity payments.
We reserve the right to make any changes in the voting rights described above that may be permitted by the federal securities laws, regulations, or interpretations thereof.

V.  Description of the Contract
Eligible Plans
The Contract may be used to fund plans qualifying for special income tax treatment under the Code, such as individual retirement accounts and annuities (“IRAs”), pension and profit-sharing plans for corporations and sole proprietorships/partnerships (“H.R. 10” and “Keogh” plans), and state and local government deferred compensation plans (see “VIII. Federal Tax Matters,” or you may request a copy of the SAI). The Contracts are not designed to fund a comingled account for multiple participants in a Qualified Plan. We designed the Contract so that it may be used with nonqualified retirement plans, such as payroll savings plans and such other groups (with or without a trustee), and other individually owned nonqualified contracts, as may be eligible under applicable law.
Please consult with a qualified tax professional for more information if you are considering a conversion of your Qualified Contract to a Roth account. You should also consider that:
•	the Contracts are not designed to hold both Roth and non-Roth accounts; we do not separately account for any part of any Purchase Payments, Contract Value or any Annuity Payments as attributable to both a Roth account and a non-Roth account, even if permitted in your Qualified Plan, and that you or your plan administrator will be responsible for any tax related accounting required by such a split; and
•	any transfer of Contract Value from a Contract used to fund a non-Roth account to a Roth account permitted in your Qualified Plan (or from a Contract used to fund a Roth account to a non-Roth account) may incur withdrawal charges.
Eligibility Restrictions – Section 403(b) Plans. For information regarding Contracts issued for use in an existing retirement plan intended to qualify under section 403(b) of the Code (a “Section 403(b) Plan” or a “403(b) Plan”), please see “VIII. Federal Tax Matters,” or you may request a copy of the Statement of Additional Information from the Annuities Service Center.
Please see “VIII. Federal Tax Matters – General Information Regarding Qualified Contracts” for additional information about the use of the Contract in connection with Qualified Plans.
Accumulation Period Provisions
Purchase Payments
Restrictions on Additional Purchase Payments for Nonqualified Contracts with a Guaranteed Minimum Withdrawal Benefit Rider. Under our current administrative rules:
•	You may not make an Additional Purchase Payment, without our prior approval, after the first Contract Anniversary following the Rider Date.
•	(Contracts issued in New Jersey or Oregon) You may not make an Additional Purchase Payment, without our prior approval, if your total Additional Purchase Payments would exceed $100,000.
Additional Purchase Payments for Nonqualified Contracts with a guaranteed minimum withdrawal benefit Rider are also subject to the following:
•	You may not make an Additional Purchase Payment, without our prior approval, if your Contract Value exceeds $1 million at the time of payment or if your Contract Value is less than $1 million and the Additional Purchase Payment would cause your Contract Value to exceed $1 million.
•	You may not make an Additional Purchase Payment if your GMWB Rider is in the Settlement Phase.
Restrictions on Additional Purchase Payments for Qualified Contracts (Including IRAs) with a Guaranteed Minimum Withdrawal Benefit Rider. Under our current administrative rules:
•	You may not make an Additional Purchase Payment, without our prior approval, at any time after the Age 65 Contract Anniversary on a Qualified Contract with a GMWB Rider.
•	(Contracts issued in New Jersey or Oregon) You may not make an Additional Purchase Payment, without our prior approval, after the later of the first Contract Anniversary following the Rider Date or the Age 65 Contract Anniversary if your total Additional Purchase Payments after the first Contract Anniversary would exceed $100,000.

Additional Purchase Payments for Qualified Contracts with a GMWB Rider are also subject to the following:
•	You may not make an Additional Purchase Payment, without our prior approval, if your Contract Value exceeds $1 million at the time of payment or if your Contract Value is less than $1 million and the Additional Purchase Payment would cause your Contract Value to exceed $1 million.
•	You may not make an Additional Purchase Payment after the oldest Covered Person becomes age 81 or if your GMWB Rider is in the Settlement Phase.
Additional Purchase Payments for Contracts Issued With or Without a Guaranteed Minimum Withdrawal Benefit Rider. Additional Purchase Payments must be at least $30. All Additional Purchase Payments must be in U.S. dollars. We may provide for periodic Additional Purchase Payments to be automatically paid or transferred from your bank account, brokerage account or other account you hold at a similar financial institution (“Financial Account Plan”) or deducted from your paycheck (“Payroll Plan”) on a periodic basis. If an Additional Purchase Payment would cause your contract values in this Contract plus any other variable annuity contracts with the same Owner or Annuitant, issued by us or our affiliates (your “total contract values”), to exceed $1 million, or if your total contract values already exceed $1 million, you must obtain our prior approval in order to make the Purchase Payment.
Additional Purchase Payments made through Financial Account Plans and Payroll Plans. Under our current administrative rules, you may request us to accept periodic Additional Purchase Payments under the terms of a Contract issued without a GMWB Rider that are automatically paid or transferred from your bank account, brokerage account or other account you hold at a similar financial institution (“Financial Account Plan”) or in connection with a payroll deduction plan (“Payroll Plan”). Under our current administrative rules, we will continue to accept periodic Additional Purchase Payments for a Contract with a GMWB Rider when made in connection with a Financial Account Plan or Payroll Plan if:
•	the Financial Account Plan or Payroll Plan was in effect prior to May 4, 2012,
•	no automatic withdrawal program from your Contract is in effect, and
•	your GMWB Rider is not in the Settlement Phase.
For Qualified Contracts with a GMWB Rider, you may not make an Additional Purchase Payment under a Financial Account Plan or Payroll Plan after the oldest Covered Person becomes age 81.
Contracts Issued for Use With Tax-Qualified Retirement Plans. Whether you can make regular contributions to the contract will generally depend on whether you have the necessary earned income for the year. Other restrictions may apply depending on your plan. Restrictions may apply for Contracts issued for use in a retirement plan intended to qualify under section 403(b) of the Code. Please consult with a qualified tax professional for additional information.
Initial Purchase Payments. We no longer issue the Contracts and do not accept initial Purchase Payments for new Contracts. We provide information regarding initial Purchase Payment requirements for the Contracts in the SAI.
Approval of Additional Purchase Payment to Prevent Cancellation of Contracts. We will mail notice to you at your last known address if we intend to cancel a Contract, where permitted by state law, at the end of any two consecutive Contract Years (three for Contracts issued in New York) in which no Purchase Payments have been made, in order to allow you to make the necessary Additional Purchase Payment to keep your Contract in force.
If permitted by state law, we may cancel a Contract at the end of any two consecutive Contract Years (three for Contracts issued in New York) in which no Purchase Payments have been made, if both:
•	the total Purchase Payments made over the life of the Contract, less any withdrawals, are less than $2,000; and
•	the Contract Value at the end of such two-year period is less than $2,000.
In addition, if your account value becomes less than the annual administration and/or rider fee amounts, we may cancel your Contract, retaining any remaining value to cover a portion of the annual fee costs. If the Contract has a Rider, we will refund the income base amount in the form of a lump sum payment.
As a matter of administrative practice, the respective Company will attempt to notify you prior to any such cancellation in order to allow you to make the necessary Additional Purchase Payment (if not otherwise restricted) to keep your Contract in force. The cancellation of Contract provisions may vary in certain states to comply with the requirements of insurance laws and regulations in such states. If we cancel your Contract, we will pay you the Contract Value computed as of the period from one Business Day to the next (the “valuation period”) during which the cancellation occurs, minus the amount of any withdrawal charge and Rider fee. For IRAs, you must be eligible to make an IRA contribution. For any IRA benefit refund amounts over $200, you must receive prior notice for federal tax withholding election (and state where applicable). The amount paid is treated as a withdrawal for federal tax purposes and thus may be subject to income tax and to a 10% penalty tax (see “VIII. Federal Tax Matters”).
Allocation of Purchase Payments. You designate how your Purchase Payments are to be allocated among the Investment Options (subject to the restrictions described below). You may change the allocation of Additional Purchase Payments at any time by notifying us in writing (or by telephone or electronically if you comply with our telephone or electronic transaction procedures described in “Telephone and Electronic Transactions” in this section, below).
Restrictions on the Money Market Investment Option. You are not permitted to make new investments in the Money Market Investment Option. Transfers of amounts from other Investment Options into the Money Market Investment Option also are not permitted (please refer to “Transfers You May Make Among Investment Options” in this section, below). If you currently have Contract Value in the Money Market Investment Option, you may continue to keep that Contract Value in Money Market, but any transfer or withdrawal from Money Market cannot be replaced.
Modification of Additional Purchase Payment Requirements. We may modify, suspend, waive or terminate our restrictions on Additional Purchase Payments at any time. This may include, but is not limited to, circumstances where:
•	you obtain our prior approval to make Additional Purchase Payments for Contracts with or without GMWB Riders; or
•	we impose additional restrictions on, or eliminate, your ability to make any Additional Purchase Payments through Financial Account Plans and/or Payroll Plans.
Accumulation Units
During the Accumulation Period, we establish an Investment Account for you for each Variable Investment Option to which you allocate a portion of your Contract Value. We credit amounts to those Investment Accounts in the form of “accumulation units” to measure the value of the variable portion of your Contract during the Accumulation Period. We calculate and credit the number of accumulation units in each of your Contract’s Investment Accounts by dividing (i) the amount allocated to that Investment Account by (ii) the value of an accumulation unit for that Investment Account we next compute after a purchase transaction is complete.
We usually credit an approved Additional Purchase Payment received by mail or wire transfer that we accept on the Business Day on which it is received in Good Order at our Annuities Service Center. We will promptly return any amount that we do not accept as an Additional Purchase Payment or that is otherwise not in Good Order.
We deduct accumulation units based on the value of an accumulation unit we next compute each time you make a withdrawal or transfer amounts from an Investment Option, and when we deduct certain Contract charges, pay death benefit proceeds, or apply amounts to an Annuity Option.
Automated Transactions. Automated transactions include transfers under Dollar Cost Averaging and the Asset Rebalancing Program, pre-scheduled withdrawals or Purchase Payments, Required Minimum Distributions, substantially equal periodic payments under section 72(t) or 72(q) of the Code, transactions scheduled to occur on your Contract Anniversary, and annuity payments. Automated transactions are processed and valued as of the date they are scheduled, unless the scheduled day is not a Business Day. In that case, the transaction is processed and valued on the next Business Day unless, with respect to Required Minimum Distributions, substantially equal periodic payments under section 72(t) or 72(q) of the Code, and annuity payments only, the next Business Day falls in the subsequent calendar year, in which case the transaction is processed and valued on the prior Business Day.
Value of Accumulation Units
The value of your accumulation units will vary from one Business Day to the next depending upon the investment results of the Investment Options holding Contract assets. We arbitrarily set the value of an accumulation unit for each Subaccount on the first Business Day the Subaccount was established. We determine the value of an accumulation unit for any subsequent Business Day by multiplying (i) the value of an accumulation unit for the immediately preceding Business Day by (ii) the “net investment factor” for that Subaccount (described below) for the Business Day on which the value is being determined. We value accumulation units as of the end of each Business Day. We deem a Business Day to end, for these purposes, at the time a Portfolio determines the net asset value of its shares.

We use a Portfolio share’s net asset value at the end of a Business Day to determine the accumulation unit value for a Purchase Payment, withdrawal or transfer transaction only if:
•	your Purchase Payment transaction is complete before the close of daytime trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Time) for that Business Day; or
•	we receive your request for a withdrawal or transfer of Contract Value at the Annuities Service Center before the close of daytime trading on the New York Stock Exchange for that Business Day.
Net Investment Factor
The net investment factor is an index used to measure the investment performance of a Subaccount over a valuation period. The net investment factor may be greater than, less than or equal to one; therefore, the value of an accumulation unit may increase, decrease or remain the same. We determine the net investment factor for each Subaccount for any valuation period by dividing (a) by (b) and subtracting (c) from the result, where:
(a)  is the net asset value per share of a Portfolio share held in the Subaccount determined at the end of the current valuation period, plus any dividends and distributions received per share during the current valuation period;
(b)  is the net asset value per share of a Portfolio share held in the Subaccount determined as of the end of the immediately preceding valuation period; and
(c)  is a factor representing the charges deducted from the Subaccount on a daily basis for Annual Separate Account Expenses.
Transfers You May Make Among Investment Options
During the Accumulation Period, you may transfer amounts among the Variable Investment Options, subject to the frequent trading restrictions set forth below.
You may make a transfer by providing written notice to us, by telephone or by other electronic means that we may provide through the internet (see “Telephone and Electronic Transactions,” below). We cancel accumulation units from the Investment Account from which you transfer amounts and we credit accumulation units to the Investment Account to which you transfer amounts. Your Contract Value on the date of the transfer will not be affected by a transfer. We reserve the right to require your transfers to be at least $300 or, if less, the entire value of the Investment Account. If after the transfer the amount remaining in the Investment Account is less than $100, then we may transfer the entire amount instead of the requested amount.
Currently, we do not impose a charge for transfer requests. The first twelve transfers in a Contract Year are free of any transfer charge. For each additional transfer in a Contract Year, we do not currently assess a charge but we reserve the right (to the extent permitted by your Contract) to assess a reasonable charge (not to exceed the lesser of $25 or 2% of the amount transferred) to reimburse us for the expenses of processing transfers.
Frequent Transfer Restrictions. Investment options in variable annuity and variable life insurance products can be a target for abusive transfer activity because these products value their investment options on a daily basis and allow transfers among investment options without immediate tax consequences. As a result, some investors may seek to transfer frequently into and out of variable investment options in reaction to market news or to exploit some perceived pricing inefficiency. Whatever the reason, frequent transfer activity can harm long-term investors in a variable investment option because such activity may expose a variable investment option’s underlying portfolio to increased portfolio transaction costs and/or disrupt the portfolio manager’s ability to effectively manage a portfolio in accordance with its investment objective and policies, both of which may result in dilution with respect to interests held for long-term investment.
To discourage disruptive frequent trading activity, we have adopted a policy for each Separate Account to restrict transfers you make to two per calendar month per Contract, with certain exceptions, and have established procedures to count the number of transfers made under a Contract. Under the current procedures of the Separate Accounts, we count all transfers made during each Business Day as a single transfer. We do not count: (a) scheduled transfers made pursuant to our Dollar Cost Averaging program or our Asset Rebalancing Program, (b) transfers made within a prescribed period before and after a substitution of underlying Portfolios and (c) transfers made during the Pay-out Period (these transfers are subject to a 30-day notice requirement, however, as described below in “Pay-out Period Provisions – Transfers During the Pay-out Period”). Under each Separate Account’s policy and procedures, a Contract Owner may transfer Contract Value to the Ultra Short Term Bond Investment Option even if the Contract Owner reaches the two-transfers-per-month limit, as long as 100% of the Contract Value in all Variable Investment Options is transferred to the Ultra Short Term Bond Investment Option. If such a transfer to the Ultra Short Term Bond Investment Option is made, for a 30-day period after such transfer a Contract Owner may not make any subsequent transfers from the Ultra Short Term Bond Investment Option to another Variable Investment Option. We apply each Separate Account’s policy and procedures uniformly to all Contract Owners.
In addition to the transfer restrictions that we impose, the John Hancock Variable Insurance Trust also has adopted policies under Rule 22c-2 of the 1940 Act to detect and deter abusive short-term trading. Accordingly, a Portfolio may require us to impose trading restrictions if it discovers violations of its frequent short-term trading policy. We will provide tax identification numbers and other Contract Owner transaction information to John Hancock Variable Insurance Trust upon request, which it may use to identify any pattern or frequency of activity that violates its short-term trading policy.
We reserve the right to take other actions to restrict trading, including, but not limited to:
•	restricting the number of transfers made during a defined period;
•	restricting the dollar amount of transfers;
•	restricting the method used to submit transfers (e.g., requiring transfer requests to be submitted in writing via U.S. mail); and
•	restricting transfers into and out of certain Subaccount(s).
In addition, we reserve the right to defer a transfer at any time we are unable to purchase or redeem shares of the Portfolios (see “Withdrawals” in this section, below, for details on when suspensions of redemptions may be permissible). We also reserve the right to modify or terminate the transfer privilege at any time (to the extent permitted by applicable law).
While we seek to identify and prevent disruptive frequent trading activity, it is not always possible to do so. Therefore, we cannot provide assurance that the restrictions we impose will be successful in restricting disruptive frequent trading activity and avoiding harm to long-term investors.
Maximum Number of Investment Options
We currently do not limit the number of Investment Options to which you may allocate Purchase Payments.
Telephone and Electronic Transactions
We permit you to request transfers by telephone. You can also apply to request withdrawals by telephone. We additionally encourage you to access information about your Contract, request transfers and perform some transactions electronically through the internet. If you have not done so, we encourage you to register for electronic delivery of your transaction confirmations. We waive the $30 annual Contract fee if you are registered. Please contact the John Hancock Annuities Service Center at the applicable telephone number or internet address shown on the first page of this Prospectus for more information on electronic transactions.
To access information and perform electronic transactions through our website, we require you to create an account with a username and password, and to maintain a valid e-mail address. You may also authorize other people to make certain transaction requests by telephone by sending us instructions in a form acceptable to us. If you register for electronic delivery, we keep your personal information confidential and secure, and we do not share this information with outside marketing agencies.
We are not liable for following instructions communicated by telephone or electronically that we reasonably believe to be genuine. We employ reasonable procedures to confirm that instructions we receive are genuine. Our procedures require you to provide information to verify your identity when you call us and we record all conversations with you. When someone contacts us by telephone and follows our procedures, we assume that you are authorizing us to act upon those instructions. For electronic transactions through the internet, you need to provide your username and password. You are responsible for keeping your password confidential and must notify us of:
•	any loss or theft of your password; or
•	any unauthorized use of your password.
We may be liable for any losses due to unauthorized or fraudulent instructions only where we fail to employ our procedures properly.
All transaction instructions we receive by telephone or electronically will be followed by either a hardcopy or electronic delivery of a transaction confirmation. Transaction instructions we receive by telephone or electronically before the close of any Business Day are usually effective at the end of that day. Your ability to access or transact business electronically may be limited due to circumstances beyond our control, such as system outages, or during periods when our telephone lines or our website may be busy. We may, for example, experience unusual volume during periods of substantial market change.
We may suspend, modify or terminate our telephone or electronic transaction procedures at any time. We may, for example, impose limits on the maximum Withdrawal Amount available to you through a telephone transaction. Also, as stated earlier in this Prospectus, we have imposed restrictions on transfers and reserve the right to take other actions to restrict trading, including the right to restrict the method used to submit transfers (e.g., by requiring transfer requests to be submitted in writing via U.S. mail). We also reserve the right to suspend or terminate the transfer privilege altogether with respect to anyone who we feel is abusing the privilege to the detriment of others.
Special Transfer Services – Dollar Cost Averaging
We administer a Dollar Cost Averaging (“DCA”) program. If you entered into a DCA agreement, you may have elected, at no cost, to automatically transfer on a monthly basis a predetermined dollar amount from any Variable Investment Option (the “DCA Source Investment Option”), to other Variable Investment Options (the “Destination Investment Options”) until the amount in the DCA Source Investment Option is exhausted. You may make Additional Purchase Payments (if not otherwise restricted) while you are enrolled in a DCA program. If you do not provide us with express written allocation instructions for these Additional Purchase Payments, no amounts will be allocated into your DCA Source Investment Option. Instead, they will be allocated among the Destination Investment Options according to the allocation you selected upon enrollment in the DCA program.
The DCA program allows investments to be made in equal installments over time in an effort to reduce the risk posed by market fluctuations. Therefore, you may achieve a lower purchase price over the long-term by purchasing more accumulation units of a particular Subaccount when the unit value is low, and less when the unit value is high. However, the DCA program does not guarantee profits or prevent losses in a declining market and requires regular investment regardless of fluctuating price levels. In addition, the DCA program does not protect you from market fluctuations in your DCA Source Investment Option. If you are interested in the DCA program, you may elect to participate in the program on the appropriate authorization form and obtain full information concerning the program and its restrictions from your financial representative or our Annuities Service Center. You may elect out of the DCA program at any time. There is no charge for participation in the DCA program.
Please consult with your financial representative to assist you in determining whether the DCA program is suited for your financial needs and investment risk tolerance.
Special Transfer Services – Asset Rebalancing Program
We administer an Asset Rebalancing Program which enables you to specify the allocation percentage levels you would like to maintain in particular Investment Options. We automatically rebalance your Contract Value pursuant to the schedule described below to maintain the indicated percentages by transfers among the Investment Options. You must include your entire value in the Variable Investment Options in the Asset Rebalancing Program. Other investment programs, such as the DCA program, or other transfers or withdrawals may not work in concert with the Asset Rebalancing Program. Therefore, you need to monitor your use of these other programs and any other transfers or withdrawals while the Asset Rebalancing Program is being used. If you are interested in the Asset Rebalancing Program, you may obtain a separate authorization form and full information concerning the program and its restrictions from your financial representative or our Annuities Service Center. There is no charge for participation in the Asset Rebalancing Program.
We permit asset rebalancing only on the following time schedules:
•	quarterly on the 25th day of the last month of the calendar quarter (or the next Business Day if the 25th is not a Business Day);
•	semi-annually on June 25th and December 26th (or the next Business Day if these dates are not Business Days); or
•	annually on December 26th (or the next Business Day if December 26th is not a Business Day).
Withdrawals
During the Accumulation Period, you may withdraw all or a portion of your Contract Value upon written request (complete with all necessary information) to our Annuities Service Center. You may make withdrawals by telephone as described above under “Telephone and Electronic Transactions.” For certain Qualified Contracts, exercise of the withdrawal right may require the consent of the Qualified Plan participant’s Spouse under the Code. See the SAI for further information regarding the impact of taking withdrawals from Contracts issued in connection with Section 403(b) Plans. In the case of a total withdrawal, we pay the Contract Value as of the date of receipt of the request, complete with all necessary information, at our Annuities Service Center, minus any applicable withdrawal charge, Rider charge, administrative fee, or tax. We then cancel the Contract. In the case of a partial withdrawal, we pay the amount requested, reduced by any applicable withdrawal charge, Rider charge, administrative fee, or amount withheld for taxes, and cancel accumulation units credited to each Investment Account equal in value to the Withdrawal Amount from that Investment Account.
When making a partial withdrawal, you may specify the Investment Options from which the withdrawal is to be made. The Withdrawal Amount requested from an Investment Option may not exceed the value of that Investment Option minus any applicable withdrawal charge. If you do not specify the Investment Options from which a withdrawal is to be taken, we take the withdrawal proportionally from all of your Variable Investment Options.
There is no limit on the frequency of withdrawals; however, the amount withdrawn must be at least $300 or, if less, the entire balance in the Investment Option. If after the withdrawal (and deduction of any withdrawal charge) the amount remaining in the Investment Option is less than $100, we generally treat the withdrawal as a withdrawal of the entire amount held in the Investment Option. If the Withdrawal Amount would reduce the Contract Value to less than $1,000 or the remaining withdrawal charge, if greater, we generally treat the withdrawal as a total withdrawal of the Contract Value. We currently enforce these Contract minimum restrictions only for Venture® 4 variable annuity Contracts that do not have an IPFL Series Rider if the withdrawal is not an Excess Withdrawal. We reserve the right to enforce these restrictions for other Contracts in the future.
We do not permit you to apply any amount less than your entire Contract Value to the Annuity Options available under your Contract. If you want to use a part of your Contract Value to purchase an immediate annuity contract, you must make a withdrawal request, which will be subject to any applicable withdrawal charge. Such a withdrawal may also have tax consequences.
When we receive a withdrawal request in Good Order at our Annuities Service Center, we will pay the amount of the withdrawal from the Variable Investment Options promptly, and in any event within seven days of our receipt of the request. We reserve the right to defer the right of withdrawal or postpone payments for any period when:
•	the New York Stock Exchange is closed (other than customary weekend and holiday closings);
•	trading on the New York Stock Exchange is restricted;
•	an emergency exists as determined by the SEC, as a result of which disposal of securities held in the Separate Accounts is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Accounts’ net assets;
•	pursuant to SEC rules, the Money Market Subaccount suspends payment of redemption proceeds in connection with a liquidation of the underlying Portfolio; or
•	the SEC, by order, so permits for the protection of security holders.
Applicable rules and regulations of the SEC shall govern as to whether trading is restricted or an emergency exists.
Impact of Divorce. In the event that you and your Spouse become divorced, we will treat any request to reduce or divide benefits under a Contract as a request for a withdrawal of Contract Value. The transaction may be subject to any applicable tax or withdrawal charge. Also, for Contracts issued with an optional guaranteed minimum withdrawal benefit Rider, your guarantee may be reduced.
Tax Considerations. Withdrawals from the Contract may be subject to income tax and a 10% penalty tax. Withdrawals are permitted from Contracts issued in connection with Section 403(b) Plans only under limited circumstances (see “VIII. Federal Tax Matters – Other Qualified Plans”).
Signature Guarantee Requirements for Surrenders and Withdrawals
(Not applicable to Contracts issued in New Jersey*)
We may require that you provide a signature guarantee on a surrender or withdrawal request in the following circumstances:
•	you have no signed application on file with us; or
•	you are requesting that we mail the amount withdrawn to an alternate address; or

•	you have changed your address within 30 days of the withdrawal or surrender request; or
•	you are requesting a withdrawal or surrender in the amount of $250,000 or greater.
We must receive the original signature guarantee on your withdrawal or surrender request. We do not accept copies or faxes of a signature guarantee. You may obtain a signature guarantee at most banks, financial institutions or credit unions. A notarized signature is not the same as a signature guarantee and does not satisfy this requirement. There may be circumstances, of which we are not presently aware, in which we would not impose a signature guarantee on a surrender or withdrawal as described above.
*For New Jersey residents, we do not require a signature guarantee to process a withdrawal and send to the address of record, but we will not send the withdrawal payment via EFT unless we receive a signature guarantee.
Special Withdrawal Services – The Income Plan
We administer an Income Plan (“IP”) that permits you to pre-authorize a periodic exercise of the Contractual withdrawal rights described above. After entering into an IP agreement, you may instruct us to withdraw a level dollar amount from specified Investment Options on a periodic basis. We limit the total of IP withdrawals in a Contract Year to not more than 10% of the Purchase Payments made (to ensure that no withdrawal charge will ever apply to an IP withdrawal). If additional withdrawals, outside the IP program, are taken from a Contract in the same Contract Year in which an IP program is in effect, IP withdrawals after the withdrawal charge-free Withdrawal Amount has been exceeded are subject to a withdrawal charge. The IP is not available to Contracts for which Purchase Payments are being automatically deducted from a bank account on a periodic basis. We reserve the right to suspend your ability to make Additional Purchase Payments while you are enrolled in an IP. IP withdrawals, like other withdrawals, may be subject to income tax and a 10% penalty tax. If you are interested in an IP, you may obtain a separate authorization form and full information concerning the program and its restrictions from your financial representative or our Annuities Service Center. There is no charge for participation in the IP program.
Special Withdrawal Services – The Income Made Easy Program
Our Income Made Easy Program provides you with an automatic way to access guaranteed withdrawal amounts if you purchased a Contract with an IPFL Series Rider. There is no charge for participation in this program. Please read “VI. Optional Benefits – Withdrawals, Distributions and Settlements – Pre-authorized Withdrawals – The Income Made Easy Program,” for more information.
Death Benefit During Accumulation Period
The Contracts described in this Prospectus provide for the distribution of a death benefit before the Annuity Commencement Date.
Amount of Death Benefit. The death benefit payable under the Contract will be the greater of:
•	the Contract Value; or
•	the “Guaranteed Minimum Death Benefit,” i.e., the sum of all Purchase Payments made, less any amounts deducted in connection with withdrawals.
The death benefit is reduced in connection with withdrawals on a pro rata basis by an amount equal to (i) multiplied by (ii) where:
(i)  is equal to the death benefit prior to the withdrawal; and
(ii)  is equal to the amount of the withdrawal divided by the Contract Value prior to the withdrawal.
If you die during the Settlement Phase under an optional guaranteed minimum withdrawal benefit Rider, however, the death benefit will be the amount, if any, then payable under that Rider. Please read “VI. Optional Benefits” for more information.
Payment of Death Benefit. The determination of the death benefit will be made on the date we receive written notice and “proof of death” as well as all required claims forms in Good Order from all Beneficiaries at our Annuities Service Center. No one is entitled to the death benefit until this time. Proof of death occurs when we receive one of the following at our Annuities Service Center:
•	a certified copy of a death certificate; or
•	a certified copy of a decree of a court of competent jurisdiction as to the finding of death; or

•	any other proof satisfactory to us.
Distribution of Death Benefit. The following discussion applies principally to distribution of death benefits upon the death of an Owner under Contracts that were not issued in connection with Qualified Plans, i.e., Nonqualified Contracts. Tax law requirements applicable to Qualified Plans, including IRAs, and the tax treatment of amounts held and distributed under such plans, are quite complex. Accordingly, if your Contract is used in connection with a Qualified Plan, please seek competent legal and tax advice regarding requirements governing the distribution of benefits, including death benefits, under the plan.
In designating Beneficiaries you may impose restrictions on the timing and manner of payment of death benefits. The description of death benefits in this Prospectus does not reflect any of the restrictions that could be imposed, and it should be understood as describing what will happen if the Contract Owner chooses not to restrict death benefits under the Contract. If the Contract Owner imposes restrictions, those restrictions will govern payment of the death benefit to the extent permitted by the Code and by Treasury Department regulations.
We will pay the death benefit to the Beneficiary if any Contract Owner dies before the earlier of the Maturity Date or the Annuity Commencement Date. If there is a surviving Owner, that Contract Owner will be deemed to be the Beneficiary. No death benefit is payable on the death of any Annuitant, except that if any Owner is not a natural person, the death of any Annuitant will be treated as the death of an Owner. On the death of the last surviving Annuitant, the Owner, if a natural person, will become the Annuitant unless the Owner designates another person as the Annuitant.
Upon request, the death benefit proceeds may be taken in the form of a lump sum. In that case, we will pay the death benefit within seven days of the date that we determine the amount of the death benefit, subject to postponement under the same circumstances for which payment of withdrawals may be postponed (see “Withdrawals” above). Beneficiaries who opt for a lump sum payout of their portion of the death benefit may choose to receive the funds either in a single check or wire transfer or in a John Hancock Safe Access Account (“JHSAA”). Similar to a checking account, the JHSAA provides the Beneficiary access to the payout funds via a checkbook, and account funds earn interest at a variable interest rate. Any interest paid may be taxable. The Beneficiary can obtain the remaining death benefit proceeds in a single sum at any time by cashing one check for the entire amount. The Beneficiary may draw a check on the JHSAA that is payable to himself/herself as well as to other persons or parties. Note, however, that a JHSAA is not a true checking account, but is solely a means of distributing the Contract’s death benefit. The Beneficiary can make only withdrawals, and not deposits. The JHSAA is part of our General Account; it is not a bank account and it is not insured by the FDIC or any other government agency. As part of our General Account, it is subject to the claims of our creditors. We receive a benefit from all amounts left in the JHSAA.
If the Beneficiary does not choose a form of payment, or the death benefit payable upon the death of an Owner is not taken in a lump sum, the Contract continues, subject to the following:
•	The Beneficiary becomes the Owner.
•	We allocate any excess of the death benefit over the Contract Value to the Owner’s Investment Accounts in proportion to their relative values on the date of receipt by us of due proof of the Owner’s death.
•	No Additional Purchase Payments may be made (even if the Beneficiary is a surviving Spouse).
•	We waive withdrawal charges for all future distributions.
•	If the deceased Owner’s Beneficiary is a surviving Spouse, he or she may continue the Contract as the new Owner without triggering adverse federal tax consequences. In such a case, the distribution rules applicable when a Contract Owner dies will apply when the Spouse, as the Owner, dies. In addition, a death benefit will be paid upon the death of the Spouse. For purposes of calculating the death benefit payable upon the death of the Spouse (excluding any optional benefits), we will treat the death benefit paid upon the first Owner’s death as a Purchase Payment to the Contract. In addition, all Purchase Payments made and all amounts deducted in connection with withdrawals prior to the date of the first Owner’s death will be excluded from consideration in the determination of the Spouse’s death benefit.
•	If the Beneficiary is not the deceased Owner’s Spouse, distribution of the Owner’s entire interest in the Contract must be made within five years of the Owner’s death, or alternatively, an individual Beneficiary may take distributions as an annuity, under one of the Annuity Options described below, which begins within one year after the Owner’s death and is payable over the life of the Beneficiary or over a period not extending beyond the life expectancy of the Beneficiary (see “Annuity Options” below). Note: we continue to assess the mortality and expense risks charge during this period, even though we bear only the expense risk and not any mortality risk (see “VII. Charges and Deductions – Mortality and Expense Risks Fee”). If distribution is not made within five years and the Beneficiary has not specified one of the above forms of payment, we will distribute a lump sum cash payment of the Beneficiary’s portion of the death benefit. Also, if distribution is not made as an annuity, upon the death of the Beneficiary, any remaining death benefit proceeds will be distributed immediately in a single sum cash payment.
•	Alternatively, if the Contract is not a Qualified Contract, an individual Beneficiary may take distribution of the Owner’s entire interest in the Contract as a series of withdrawals over the Beneficiary’s life expectancy, beginning one year after the Owner’s death. If this form of distribution is selected, the Beneficiary may not reduce or stop the withdrawals, but may in any year withdraw more than the required amount for that year. If life expectancy withdrawals have been selected and the initial Beneficiary dies while value remains in the Contract, a successor Beneficiary may either take a lump sum distribution of the remaining balance or continue periodic withdrawals according to the original schedule based on the initial Beneficiary’s life expectancy.
We may change the way we calculate the death benefit if you substitute or add any Contract Owner. If we do, the new death benefit will equal the Contract Value as of the date of the ownership change. We will also treat the Contract Value on the date of the change as a “Purchase Payment” made on that date for any subsequent calculations of the death benefit prior to the Annuity Commencement Date, and we will not consider any Purchase Payments made and any amounts deducted in connection with withdrawals prior to the date of the ownership change in our determination of the death benefit. We will not change the way we calculate the death benefit if the person whose death will cause the death benefit to be paid is the same after the ownership change or if you transfer ownership to the Owner’s Spouse.
A change of Contract Owner may be a taxable event if the Owner or co-Owner before the change is an individual and the new Owner or co-Owner is not a Spouse of the previous Owner (or co-Owner). Please consult with a qualified tax professional for further information relevant to your situation.
Please see “VI. Optional Benefits” for a discussion of benefits available to Beneficiaries under the optional Annual Step-Up Death Benefit Rider.
Pay-out Period Provisions
General
Generally, the Contracts contain provisions for the commencement of annuity payments to the Annuitant up to the Contract’s Maturity Date (the “Annuity Commencement Date” is the first day of the Pay-out Period). The Maturity Date is the date shown on your Contract’s specifications page, unless we have approved a change. For John Hancock USA Contracts, there is no Contractual limit on when the earliest Annuity Commencement Date may be set. For John Hancock New York Contracts, the earliest allowable Annuity Commencement Date is one year from the Contract Date. If no date was specified, the Maturity Date is the first day of the month following the later of the 90th birthday of the oldest Annuitant or the tenth Contract Anniversary (“Default Maturity Date”). You may request a different Maturity Date at any time, by written request or by telephone at the number listed on the first page of this Prospectus, at least one month before both the current and new Maturity Dates. You may also be able to change your Maturity Date on our website, www.jhannuities.com, if:
•	you are registered on the website, and
•	your Contract is active, and not owned by a custodian or continued by a surviving Spouse or Beneficiary.
Under our current administrative procedures, the new Maturity Date may not be later than the Default Maturity Date unless we consent otherwise.
Annuity Commencement and Maturity Dates which occur when the Annuitant is at an advanced age, e.g., past age 90, may have adverse income tax consequences. Please consult with a qualified tax professional for information about potential adverse tax consequences for such Annuity Commencement Dates. For Qualified Contracts, distributions may be required before the Annuity Commencement Date (see “VIII. Federal Tax Matters – Required Minimum Distributions”).
Notice of Maturity Date. We will send you one or more notices at least 30 days before your scheduled Maturity Date and request that you verify information we currently have on file. If you do not choose an Annuity Option, do not make a total withdrawal of the Surrender Value, or do not ask us to change the Maturity Date to a later date, we provide as a default an Annuity Option in the form of a life annuity with monthly payments guaranteed for ten years, as described below. The Annuity Commencement Date will be the Maturity Date. However, if the Contract Value on the Annuity Commencement Date is such that a monthly payment would be less than $20, we may pay the Contract Value in one lump sum to the Annuitant.

For Contracts offered through authorized representatives of certain selling firms, you cannot change either the Maturity Date or the Annuity Commencement Date to a date beyond the 95th birthday of the oldest Annuitant if the Contract is either:
•	a Nonqualified Contract, or
•	a Qualified Contract, unless the selling firm or an affiliate of the selling firm sponsors the Qualified Plan or serves as a custodian to the Qualified Plan.
Annuity Options
Annuity payments are available under the Contract on a fixed, variable, or combination fixed and variable basis. At any time during the Accumulation Period, you may select one or more of the Annuity Options described below on a fixed and/or variable basis or choose an alternate form of payment acceptable to us. A Beneficiary may also elect to apply the Death Benefit to an Annuity Option. We apply your entire Contract Value or the Beneficiary’s entire portion of the Death Benefit proceeds to the Annuity Option(s) selected. We determine annuity payments based on the Investment Account Value of each Investment Option at the Annuity Commencement Date. You may select the frequency of annuity payments. However, if the Contract Value at the Annuity Commencement Date is such that a monthly payment would be less than $20, we may pay the Contract Value in one lump sum to the Annuitant on the Annuity Commencement Date. We deduct a pro rata portion of the administration fee from each annuity payment.
The Internal Revenue Code or the United States Treasury Regulations may preclude the availability of certain Annuity Options in connection with certain Qualified Contracts.
Once annuity payments commence:
•	you are no longer permitted to make any withdrawals under the Contract;
•	you are no longer permitted to make or receive any withdrawals under a guaranteed minimum withdrawal benefit Rider;
•	we may not change the Annuity Option or the form of settlement; and
•	your Guaranteed Minimum Death Benefit terminates.
Please read the description of each Annuity Option carefully. In general, a non-refund life annuity provides the highest level of payments. However, because there is no guarantee that any minimum number of payments will be made, an Annuitant might receive as few as one payment if the Annuitant dies prior to the date the second payment is due. You may also elect annuities with payments guaranteed for a certain number of years but the amount of each payment will be lower than that available under the non-refund life Annuity Option.
Annuity Options offered in the Contract. The Contracts guarantee the availability of the following Annuity Options:
Option 1(a): Non-Refund Life Annuity – An annuity with payments during the lifetime of the Annuitant. No payments are due after the death of the Annuitant. Because we do not guarantee that we will make any minimum number of payments, an Annuitant might receive as few as one payment if the Annuitant dies prior to the date the second payment is due.
Option 1(b): Life Annuity with Payments Guaranteed for 10 Years – An annuity with payments guaranteed for 10 years and continuing thereafter during the lifetime of the Annuitant. Because we guarantee payments for 10 years, we will make annuity payments to the end of such period if the Annuitant dies prior to the end of the tenth year.
Option 2(a): Joint & Survivor Non-Refund Life Annuity – An annuity with payments during the lifetimes of the Annuitant and a designated co-Annuitant. No payments are due after the death of the last survivor of the Annuitant and co-Annuitant. Because we do not guarantee that we will make any minimum number of payments, an Annuitant or co-Annuitant might receive as few as one payment if the Annuitant and co-Annuitant die prior to the date the second payment is due.
Option 2(b): Joint & Survivor Life Annuity with Payments Guaranteed for 10 Years – An annuity with payments guaranteed for 10 years and continuing thereafter during the lifetimes of the Annuitant and a designated co-Annuitant. Because we guarantee payments for 10 years, we will make annuity payments to the end of such period if both the Annuitant and the co-Annuitant die prior to the end of the tenth year.
Additional Annuity Options. When you annuitize, we may offer one or more Annuity Options in addition to the ones we are contractually obligated to make available.
Additional Annuity Options for Contracts with an IPFL Series Rider. We make one or more additional Annuity Options available if you purchase a Contract with one of our IPFL Series Riders. If you purchase a Contract with an IPFL Series

Rider, you may select the additional Annuity Options shown below. These additional Annuity Options are available only for Maturity Dates no earlier than the first day of the month following the later of the 90th birthday of the oldest Annuitant or the tenth Contract Anniversary.
GMWB Alternate Annuity Option 1: Lifetime Income Amount with Cash Refund – This Annuity Option is available if you purchased a Contract with the IPFL Rider. For the IPFL – Joint Life Rider, this Annuity Option is available only if one Covered Person (see “VI. Optional Benefits”), not two, remains on the Rider at the Annuity Commencement Date. Under this option, we will make annuity payments during the lifetime of the Annuitant. After the death of the Annuitant, we will pay the Beneficiary a lump sum amount equal to the excess, if any, of the Contract Value at the election of this option over the sum of the annuity payments made under this option. The annual amount of the annuity payments will equal the greater of:
•	the Lifetime Income Amount on the Annuity Commencement Date, if any, as provided by the IPFL Rider that you purchased with your Contract; or
•	the annual amount that your Contract Value provides on a guaranteed basis under a lifetime with cash refund annuity.
GMWB Alternate Annuity Option 2: Joint & Survivor Lifetime Income Amount with Cash Refund – This Annuity Option is available if you purchased a Contract with the IPFL – Joint Life Rider and both Covered Persons remain on the Rider at the Annuity Commencement Date. Under this option, we will make annuity payments during the joint lifetimes of the co-Annuitants. After the death of the last surviving Annuitant, we will pay the Beneficiary a lump sum amount equal to the excess, if any, of the Contract Value at the election of this option over the sum of the annuity payments made under this option. The annual amount of the annuity payments will equal the greater of:
•	the Lifetime Income Amount on the Annuity Commencement Date, if any, as provided by the IPFL – Joint Life Rider that you purchased with your Contract; or
•	the annual amount that your Contract Value provides on a guaranteed basis under a joint life with cash refund annuity.

Once annuity payments begin under an Annuity Option, you cannot make any additional withdrawals under a Contract with a guaranteed minimum withdrawal benefit Rider.
Fixed Annuity Options. Upon death (subject to the distribution of death benefits provisions; see “Death Benefit During Accumulation Period”), withdrawal or the Maturity Date of the Contract, the proceeds may be applied to a Fixed Annuity Option.
We determine the amount of each Fixed Annuity payment by applying the portion of the proceeds (minus any applicable premium taxes) applied to purchase the Fixed Annuity to the appropriate annuity factor table in the Contract. If the table we are currently using is more favorable to you, we will substitute that table. If you choose an Annuity Option that is not guaranteed in the Contract, we will use the appropriate table that we are currently offering. We guarantee the dollar amount of Fixed Annuity payments.
We do not permit you to apply any amount less than your entire Contract Value to the Annuity Options available under your Contract. If you request to use a part of your Contract Value to purchase an immediate annuity contract, we will treat the request as a withdrawal request, subject to any applicable withdrawal charge. Such a withdrawal may also have tax consequences.
Determination of Amount of the First Variable Annuity Payment
We determine the first Variable Annuity payment by applying the portion of the proceeds (minus any applicable premium taxes) applied to purchase a Variable Annuity to the annuity factor tables contained in the Contract. If the table we are currently using is more favorable to you, we will substitute that table. We will determine the amount of the Contract Value as of the date not more than ten Business Days prior to the Annuity Commencement Date. We will reduce Contract Value used to determine annuity payments by any applicable premium taxes.
The rates contained in the annuity tables vary with the Annuitant’s sex and age and the Annuity Option selected. However, we do not use sex-distinct tables for Contracts issued in connection with certain employer-sponsored retirement plans, with Contracts issued to residents of Massachusetts, or with Contracts issued in Montana. The longer the life expectancy of the Annuitant under any life Annuity Option or the longer the period for which payments are guaranteed under the option, the smaller the amount of the first monthly Variable Annuity payment will be.

Annuity Units and the Determination of Subsequent Variable Annuity Payments
We base Variable Annuity payments after the first one on the investment performance of the Subaccounts selected during the Pay-out Period. The amount of a subsequent payment is determined by dividing the amount of the annuity payment from each Subaccount by the Annuity Unit value of that Subaccount (as of the same date the Contract Value to effect the annuity was determined) to establish the number of Annuity Units which will thereafter be used to determine payments. This number of Annuity Units for each Subaccount is then multiplied by the appropriate Annuity Unit value as of a uniformly applied date not more than ten Business Days before the annuity payment is due, and the resulting amounts for each Subaccount are then totaled to arrive at the amount of the annuity payment to be made. The number of Annuity Units generally remains constant throughout the Pay-out Period (assuming no transfer is made).
We charge the same Annual Separate Account Expenses during the annuitization period as we do during the Accumulation Period. We determine the “net investment factor” for an Annuity Unit in the same manner as we determine the net investment factor for an accumulation unit (see “Value of Accumulation Units” and “Net Investment Factor” in this section, above). The value of an Annuity Unit for each Subaccount for any Business Day is determined by multiplying the Annuity Unit value for the immediately preceding Business Day by the net investment factor for that Subaccount for the valuation period for which the Annuity Unit value is being calculated and by a factor to neutralize the assumed interest rate.
Generally, if the net investment factor is greater than the assumed interest rate, the payment amount will increase. If the net investment factor is less than the assumed interest rate, the payment amount will decrease.
We build a 3% assumed interest rate into the annuity tables in the Contract used to determine the first Variable Annuity payment. The smallest annual rate of investment return which is required to be earned on the assets of the Separate Account so that the dollar amount of Variable Annuity payments will not decrease is 4.71%.
Transfers During the Pay-out Period
Once Variable Annuity payments have begun, you may transfer all or part of the investment upon which those payments are based from one Subaccount to another. You must submit your transfer request to our Annuities Service Center at least 30 days before the due date of the first annuity payment to which your transfer will apply. We make transfers after the Annuity Commencement Date by converting the number of Annuity Units being transferred to the number of Annuity Units of the Subaccount to which the transfer is made, so that the next annuity payment if it were made at that time would be the same amount that it would have been without the transfer. Thereafter, annuity payments will reflect changes in the value of the Annuity Units for the new Subaccount selected. We reserve the right to limit, upon notice, the maximum number of transfers a Contract Owner may make to four per Contract Year.
Once annuity payments have commenced, a Contract Owner may not make transfers from a Fixed Annuity Option to a Variable Annuity Option or from a Variable Annuity Option to a Fixed Annuity Option. In addition, we reserve the right to defer the transfer privilege at any time that we are unable to purchase or redeem shares of a Portfolio. We also reserve the right to modify or terminate the transfer privilege at any time in accordance with applicable law.
Death Benefit During the Pay-out Period
If an Annuity Option providing for payments for a guaranteed period has been selected and the Annuitant dies during the Pay-out Period, we make the remaining guaranteed payments to the Beneficiary. We make any remaining payments as rapidly as under the method of distribution being used as of the date of the Annuitant’s death. If no Beneficiary is living, we commute any unpaid guaranteed payments to a single sum (on the basis of the interest rate used in determining the payments) and pay that single sum to the estate of the last to die of the Annuitant and the Beneficiary.
We do not make any payments to a Beneficiary, however, if the last surviving Covered Person dies while we are making payments under an Annuity Option providing only for payments for life, or payments during the Settlement Phase under an optional guaranteed minimum withdrawal benefit Rider. Please read “VI. Optional Benefits” for additional information.

Other Contract Provisions
Ownership
Prior to the Maturity Date, the Contract Owner is the person(s) designated in the Contract specifications page or as subsequently named. On and after the Annuity Commencement Date, the Annuitant is the Contract Owner. If amounts become payable to any Beneficiary under the Contract, the Beneficiary becomes the Contract Owner.
You must make any requests to change ownership in writing and we must receive such written change at the Annuities Service Center. We reserve the right to approve or disapprove any change.
Before requesting a change of ownership or making an assignment of your Contract, you should consider:
•	A change of ownership may be treated as a distribution from the Contract and subject to tax. We consider a collateral assignment to be a distribution from the Contract, and we will report any taxable amounts as may be required.
•	A change of ownership may result in termination of a minimum withdrawal benefit guarantee. (If you purchased a GMWB Rider, you can get more information from “VI. Optional Benefits.”)
•	An addition of any Contract Owner may result in a reduction of the death benefit. We may reset the death benefit to an amount equal to the Contract Value as of the date of the change of ownership, and treat that amount as a “Purchase Payment” made on the same date for purposes of computing further adjustments to the amount of the death benefit.
•	A substitution of any Contract Owner may result in a reduction of the death benefit. We may reset the death benefit to an amount equal to the Contract Value.
•	A change of ownership (or collateral assignment) is subject to the rights of any irrevocable Beneficiary.
•	You may not change ownership or make a collateral assignment after the earlier of the Maturity Date or the Annuity Commencement Date.
•	Contracts issued to a Qualified Plan may be subject to restrictions on transferability. For example, Qualified Contracts generally may not be transferred except by the trustee of an exempt employees’ trust which is part of a retirement plan qualified under section 401 of the Code or as otherwise permitted by applicable Treasury Department regulations. You may not be able to sell, assign, transfer, discount or pledge (as collateral for a loan or as security for the performance of an obligation, or for any other purpose) a Qualified Contract to any person other than us.
We assume no liability for any payments made or actions taken before a change is approved or an assignment is accepted. We assume no responsibility for the validity or sufficiency of any assignment. An absolute assignment or ownership change will revoke the interest of any revocable Beneficiary.
Annuitant
The Annuitant is any natural person or persons whose life is used to determine the duration of annuity payments involving life contingencies. The Annuitant is entitled to receive all annuity payments under the Contract. If the Contract Owner names more than one person as an “Annuitant,” the second person named shall be referred to as “co-Annuitant.” The Annuitant is as designated on the Contract specifications page or in the application, unless changed. You must make any change of Annuitant in writing in a form acceptable to us and the change must be received at our Annuities Service Center. We must approve any change.
On the death of the Annuitant prior to the Annuity Commencement Date, the co-Annuitant, if living, becomes the Annuitant. If there is no living co-Annuitant, the Owner becomes the Annuitant. In the case of certain Qualified Contracts, there are limitations on the ability to designate and change the Annuitant and the co-Annuitant. The Annuitant becomes the Owner of the Contract at the Annuity Commencement Date.
If any Annuitant is changed and any Contract Owner is not a natural person, we normally distribute the entire interest in the Contract to the Contract Owner within five years. We reduce the amount distributed by charges that would otherwise apply upon withdrawal.
Beneficiary
The Beneficiary is the person, persons or entity designated in the Contract specifications page (or as subsequently changed). However, if there is a surviving Contract Owner, we treat that person as the Beneficiary. You may change the Beneficiary subject to the rights of any irrevocable Beneficiary. You must make any change in writing and the change must be received at our Annuities Service Center. We must approve any change. If approved, we effect such change as of the date on which it was written. We assume no liability for any payments made or actions taken before the change is approved. If no Beneficiary is living, any designated Contingent Beneficiary becomes the Beneficiary. The interest of any Beneficiary is subject to that of any assignee. If no Beneficiary or Contingent Beneficiary is living, the Beneficiary is the estate of the deceased Contract Owner. In the case of certain Qualified Contracts, Treasury Department regulations may limit designations of Beneficiaries and the Code may limit the payout options available for certain classes of Beneficiaries.
Modification
We may not modify your Contract or certificate without your consent, except to the extent required to make it conform to any law or regulation or ruling issued by a governmental agency.
Code Section 72(s)
In order for our Nonqualified Contracts (i.e., Contracts not purchased to fund an IRA or other Qualified Plan) to be treated as annuities under the Code, we will interpret the provisions of the Contract so as to comply with the requirements of section 72(s) of the Code, which prescribes certain required provisions governing distributions after the death of the Owner.
Misstatement and Proof of Age, Sex or Survival
We normally require proof of age, sex (where permitted by state law) or survival of any person upon whose age, sex or survival any payment depends. If the age or sex of the Annuitant has been misstated, the benefits will be those that would have been provided for the Annuitant’s correct age and sex. If we have made incorrect annuity or benefit payments under the Contract, we will either pay the amount of any underpayment immediately or we will deduct the amount of any overpayment from future annuity or benefit payments.

VI.  Optional Benefits
Overview
We offer two types of optional benefit Riders that you may have elected to purchase when you purchased a Contract: Guaranteed Minimum Withdrawal Benefit Riders and a Death Benefit Rider.
Guaranteed Minimum Withdrawal Benefit Riders
If available in your state and through your financial representative’s authorized distributor, you may have selected one of the following guaranteed minimum withdrawal benefit (“GMWB”) Riders:
•	Income Plus For Life® 1.11; or
•	Income Plus For Life – Joint Life® 1.11.
Prior to January 1, 2011, you may have selected one of the following GMWB Riders:
•	Income Plus For Life® 5.09; or
•	Income Plus For Life – Joint Life® 5.09.
We use the term “Income Plus For Life Series Riders” in this Prospectus to refer to all four Income Plus For Life Riders, i.e., Income Plus For Life 5.09; Income Plus For Life – Joint Life 5.09; Income Plus For Life 1.11; and Income Plus For Life – Joint Life 1.11.
These optional GMWB Riders are no longer available to be added to your Contract. If you purchased any of these Riders, you will pay the charge shown in the Fee Tables for that benefit as long as it is in effect. These Riders were not available at all times we offered a Contract, nor were they available in all states. Where they were available, we permitted only one GMWB Rider to be purchased per Contract. You should review your Contract carefully to determine which of these optional benefit Riders, if any, you purchased. These Riders cannot be revoked once elected.
Death Benefit Rider
You also may have selected an Annual Step-Up Death Benefit Rider.
We provide additional information about this optional benefit Rider following the sections on the GMWB Riders.
General Information about Guaranteed Minimum Withdrawal Benefit Riders
Rider Fees
We charge an additional fee on each Contract Anniversary for a GMWB Rider, and reserve the right to increase the fee on the effective date of each Step-Up in the benefits under that Rider. We withdraw the amount of the fee from each Investment Option in the same proportion that the value of Investment Accounts of each Investment Option bears to the Contract Value. We also will deduct a pro rata share of this annual fee from the Contract Value:
•	on the date we determine the death benefit;
•	after the Annuity Commencement Date at the time an Annuity Option under the Contract begins; or
•	at full surrender of the Contract.
We do not deduct additional Rider fees during the Settlement Phase or after the Annuity Commencement Date once an Annuity Option begins.
Fee for Income Plus For Life 5.09 Series Riders. The current fee is equal to 0.90% of the Adjusted Benefit Base. The Adjusted Benefit Base is the Benefit Base that was available on the prior Contract Anniversary (including any Step-Up applied on that prior Contract Anniversary) increased by the amount of any Additional Purchase Payments that we applied to the Benefit Base during the Contract Year prior to the current Contract Anniversary. We reserve the right to change either the Income Plus For Life 5.09 or Income Plus For Life – Joint Life 5.09 fee on the effective date of each Step-Up. In such a situation, neither fee will ever exceed 1.20%.

Fee for Income Plus For Life 1.11 Series Riders. The current fee is equal to 1.00% of the Adjusted Benefit Base. The Adjusted Benefit Base is the Benefit Base that was available on the prior Contract Anniversary (including any Step-Up applied on that prior Contract Anniversary) increased by the amount of any Additional Purchase Payments that we applied to the Benefit Base during the Contract Year prior to the current Contract Anniversary. We reserve the right to change either the Income Plus For Life 1.11 or Income Plus For Life – Joint Life 1.11 fee on the effective date of each Step-Up. In such a situation, neither fee will ever exceed 1.20%.
If we decide to increase the rate of a Rider fee at the time of a Step-Up, you will receive advance notice and be given the opportunity of no less than 30 days to decline the Step-Up. If you decline a scheduled Step-Up, we will not increase the Rider fee at that time. You will have the option to elect a Step-Up within 30 days of subsequent Step-Up Dates. If you decide to step-up a guaranteed amount at that time, we will thereafter resume automatic Step-Ups on each succeeding Step-Up Date.
Features of Income Plus For Life 5.09 Series Riders
Except for the fees described above, the features of the Income Plus For Life 5.09 Series Riders are identical to the features of the Income Plus For Life 1.11 Series Riders. Please refer to “Features of Income Plus For Life 1.11 Series Riders” below for all material details about both the Income Plus For Life 1.11 Series and the Income Plus For Life 5.09 Series Riders.
Features of Income Plus For Life 1.11 Series Riders
Covered Person(s)
The Income Plus For Life® 1.11 Series Riders provide a lifetime income guarantee based on a single life (Income Plus For Life 1.11) or on the lifetime durations of two Covered Persons (Income Plus For Life – Joint Life® 1.11).
Single Life Guarantee. For Income Plus For Life® 1.11 Riders that provide a lifetime income guarantee based on the life of a single Covered Person, the Covered Person is the oldest Owner at issue of the Rider. We may have waived the Contract ownership requirement and permitted you to designate a Covered Person who is an Annuitant in situations where the Owner is not the Annuitant. For example, we permit the Annuitant to be a Covered Person if a custodial account owns a Qualified Contract for the benefit of an Annuitant.
The Covered Person must remain an Owner (or an Annuitant, subject to our underwriting rules) to receive benefits under the Rider.
Joint Life Guarantee. For Income Plus For Life – Joint Life® 1.11 Riders that provide a lifetime income guarantee based on the lifetime durations of two Covered Persons, we determined the Covered Persons at the time you elected the Rider. A Spouse may need to qualify as a “spouse” under state law to be treated as a Covered Person under the Contract.
Availability of Guaranteed Minimum Withdrawal Benefit Riders
You could have elected an Income Plus For Life® 1.11 Series Rider at the time you purchased a Contract. You were allowed to elect to purchase an Income Plus For Life® 1.11 Series Rider only at the time you purchased a Contract. Once you elected a Rider and the right to cancel your Contract period expired, you could revoke this optional benefit. We offered these optional benefit Riders only where approved by state insurance regulatory agencies. Once you elected to purchase a Rider, its effective date usually is the Contract Date (unless we permitted otherwise) and it is irrevocable (unless we increase the Rider fee).
Changes to the Owner, Annuitant or Beneficiary designations after the Rider is issued may reduce, limit or terminate benefits available under the Rider.
Restrictions on Additional Purchase Payments
If you purchased an Income Plus For Life® 1.11 Series Rider, we restrict your ability to make Additional Purchase Payments to the Contract without our prior approval.

Restrictions on Additional Purchase Payments for Nonqualified Contracts. If we issued your Contract not in connection with an IRA or other Qualified Plan, we will not accept, without our prior approval:
•	(Contracts issued in states other than OR and NJ) any Additional Purchase Payment after the first Contract Anniversary following the Rider Date; or
•	(Contracts issued in OR or NJ) any Additional Purchase Payment after the first Contract Anniversary following the Rider Date if your total Additional Purchase Payments after the first Contract Anniversary exceed $100,000.
Restrictions on Additional Purchase Payments for Qualified Contracts. If we issued your Contract in connection with a Qualified Plan, including an IRA, we will not accept, without our prior approval:
•	(Contracts issued in states other than OR and NJ) Additional Purchase Payments on and after the Age 65 Contract Anniversary (or after the first Contract Anniversary if we issued your Contract after you became Age 64);
•	(Contracts issued in OR or NJ) Additional Purchase Payments on and after the Age 65 Contract Anniversary (or after the first Contract Anniversary if we issued your Contract after you became Age 64), if your total payments after the first Contract Anniversary exceed $100,000; but
•	( all Contracts any Purchase Payment after the oldest Covered Person becomes age 81.
Additional Purchase Payments for both Nonqualified Contracts and Qualified Contracts are also subject to the following:
•	You may not make an Additional Purchase Payment, without our approval, if your Contract Value exceeds $1 million at the time of payment or if the Additional Purchase Payment would cause your Contract Value to exceed $1 million.
•	You may not make an Additional Purchase Payment during a Rider’s Settlement Phase (see “Settlement Phase” below).
Other limitations on Additional Purchase Payments may vary by state.
If we issued your Contract in connection with an IRA, any Additional Purchase Payments that we may approve for the year that you become 70½ and for any subsequent year must qualify as a “rollover contribution.” We are not responsible for determining if the payment is a “rollover contribution.” Please consult with a qualified tax professional for additional information.
General right of refusal. We reserve the right to refuse to accept Additional Purchase Payments at any time after the first Contract Anniversary to the extent permitted in the state we issued your Contract. We do not reserve this right of refusal for Additional Purchase Payments before the Age 65 Contract Anniversary that are permitted to Contracts issued in connection with Qualified Plans, including IRAs.
Approval of Additional Purchase Payments through Automatic Withdrawals from Bank Accounts and Payroll Deduction Plans. We will continue to accept Additional Purchase Payments under the terms of your Contract and Income Plus For Life® 1.11 Series Rider when made in connection with an automatic withdrawal program from your bank account, brokerage account or other account you hold at a similar financial institution (“Financial Account Plan”) or in connection with a payroll deduction plan (“Payroll Plan”) if:
•	the Financial Account Plan or Payroll Plan was in effect prior to May 4, 2012,
•	no automatic withdrawal program from your Contract is in effect, and
•	your Rider is not in the Settlement Phase.
Additional Purchase Payments will be subject to our prior approval, however, if any of the following apply:
•	you make the payment under a Bank Plan and it exceeds the amount authorized on May 4, 2012 to be withdrawn periodically from your bank account and paid to us as an Additional Purchase Payment; or
•	your Contract Value exceeds $1 million at the time of payment, under either a Bank Plan or Payroll Plan; or
•	your Contract Value is less than $1 million and the Additional Purchase Payment under either a Bank Plan or Payroll Plan would cause your Contract Value to exceed $1 million; or
•	(Qualified Contracts) you make the payment after the later of the first Contract Anniversary following the Rider Date or the Age 65 Contract Anniversary and your total payments after the first Contract Anniversary exceed $100,000.
For Qualified Contracts, we will not accept an Additional Purchase Payment under a Bank Plan or Payroll Plan after the oldest Covered Person becomes age 81.

Approval of Additional Purchase Payment to Prevent Cancellation of Contracts. If (where permitted by state law) we intend to cancel a Contract at the end of any two consecutive Contract Years (three for Contracts issued in New York) in which no Purchase Payments have been made, we will mail notice to you at your last known address to allow you to make the necessary Additional Purchase Payment to keep your Contract in force.
Approval of Other Additional Purchase Payments. There may be circumstances other than as described above where we may approve Additional Purchase Payments for Contracts with Income Plus For Life 1.11 Series Riders. We may modify, suspend, waive or terminate our restrictions on Additional Purchase Payments at any time. For further information, contact your financial representative or our Annuities Service Center.
Impact of Additional Purchase Payment Restrictions on Increases in Guaranteed Amounts. The restrictions on Additional Purchase Payments described above may prevent you from increasing the amount of any Credits or Step-Ups we would otherwise have applied to the Benefit Base based on Additional Purchase Payments, and may prevent you from increasing the amounts we guarantee under an Income Plus For Life 1.11 Series Rider as a result of Additional Purchase Payments.
Lifetime Income Amount
The Rider provides our guarantee that a Lifetime Income Amount will be available for withdrawal each Contract Year, beginning on a Lifetime Income Date as long as:
•	(for Income Plus For Life® 1.11) the Covered Person remains alive and is designated as an Owner (or an Annuitant, subject to our underwriting rules) under the Contract; or
•	(for Income Plus For Life – Joint Life® 1.11) either Covered Person remains alive and is designated as an Owner, Beneficiary or Annuitant under the Contract.
The Rider terminates upon the death of the last Covered Person or upon a change in Owner, Beneficiary or Annuitant that removes the last Covered Person from the Contract as an Owner, Beneficiary or Annuitant.
We determine the initial Lifetime Income Amount by multiplying:
•	the Benefit Rate for the Rider on the Lifetime Income Date; by
•	the Benefit Base for the Rider on the Lifetime Income Date.
EXAMPLE (Income Plus For Life® 1.11): Assume that the Benefit Base on the Lifetime Income Date is $100,000. If the Benefit Rate is 5%, the Lifetime Income Amount is $5,000 (5% × $100,000).
EXAMPLE (Income Plus For Life – Joint Life® 1.11): Assume that the Benefit Base on the Lifetime Income Date is $100,000. If the Benefit Rate is 4.75%, the Lifetime Income Amount is $4,750 (4.75% × $100,000).
We increase the Lifetime Income Amount to reflect Additional Purchase Payments, Credits and Step-Ups that we may apply to an IPFL 6.11 Series Rider’s Benefit Base and/or increases in your Benefit Rate, if any. Please see “Increases in Guaranteed Amounts” below for more information.
We reduce the Lifetime Income Amount if you take Excess Withdrawals. During periods of declining investment performance, Excess Withdrawals could result in substantial reductions to your Benefit Base or could cause you to lose your guaranteed minimum withdrawal benefit. Please see “Withdrawals, Distributions and Settlements” below for more information.
Lifetime Income Date
The Lifetime Income Amount guarantee starts on a Lifetime Income Date. The earliest Lifetime Income Date is the date you purchased the Rider (the Rider’s “effective date”) if the Covered Person (or the youngest Covered Person for Income Plus For Life – Joint Life® 1.11) turns age 59½ or older during the first Contract Year.
Otherwise, the Lifetime Income Date in most cases is the Contract Anniversary immediately preceding the date the Covered Person (or youngest Covered Person for Income Plus For Life – Joint Life® 1.11) turns age 59½. The earliest available Lifetime Income Date we offer for this Rider is subject to change. The earliest available Lifetime Income Date in effect when we issued the Rider remains in effect for as long as the Rider remains in effect.
Benefits under the Rider may be affected if you purchased the Rider before the earliest available Lifetime Income Date and took a withdrawal before then. Please see “Withdrawals before the Lifetime Income Date” below for more information.

We determine the initial Lifetime Income Amount on the Lifetime Income Date. You cannot change or defer the Lifetime Income Date under the Rider, but you may continue to be eligible for Credits and increases in the Benefit Rate, if any, if you defer taking withdrawals (see “Increases in Guaranteed Amounts,” below).
Benefit Base
The maximum Benefit Base at any time for an Income Plus For Life® 1.11 Series Rider is $5 million. The initial Benefit Base is equal to your initial Purchase Payment (up to $5 million). If we allowed you to purchase the Rider after the first Contract Year, we may have determined the initial Benefit Base based on your Contract Value after the first Contract Year.
We reduce the Benefit Base if you take Excess Withdrawals. We reduce the Benefit Base to reflect these withdrawals either on a dollar-for-dollar basis or on a pro rata basis, depending on the nature of the withdrawal. During periods of declining investment performance, Excess Withdrawals could result in substantial reductions to your Benefit Base or could cause you to lose your guaranteed minimum withdrawal benefit. Please see “Withdrawals, Distributions and Settlements” in this section, below, for more information.
We increase the Benefit Base to reflect Additional Purchase Payments, Credits and Step-Ups. Please see “Increases in Guaranteed Amounts” below for more information.
Benefit Rate
We use the following Benefit Rates to determine the Lifetime Income Amount:
Benefit Rate by Age
Covered Person’s age during the Contract Year of the first withdrawal after the Lifetime Income Date	Income Plus For Life® 1.11	Income Plus For Life – Joint Life® 1.11
59½ – 64	4.00%	3.75%
65 and over	5.00%	4.75%
Because we provide our guarantee over the lifetimes of two Covered Persons under the Income Plus For Life – Joint Life® 1.11 Rider, we use a lower Benefit Rate than we do under the Income Plus For Life® 1.11 Rider. Because there is a higher Benefit Rate at older ages, if you defer taking withdrawals after the Lifetime Income Date, we will use the Benefit Rate shown applicable to the age of the Covered Person (youngest Covered Person under IPFL – Joint Life® 1.11) on the first withdrawal after the Lifetime Income Date.
EXAMPLE: Assume that you purchased a Contract with the Income Plus For Life® 1.11 Rider when your age was 57 years and 7 months. Your Lifetime Income Date is the first Contract Anniversary because you turn age 59½ during the Contract Year that begins on that anniversary. If the first time you take a withdrawal after the Lifetime Income Date is during the second Contract Year, we set your Benefit Rate equal to 4% because you are over age 59½ and under age 65 during the Contract Year of the withdrawal. If you wait until the 8th Contract Year to take the first withdrawal after the Lifetime Income Date, we set your Benefit Rate equal to 5% because you turn age 65 during the Contract Year of the withdrawal.
With the higher Benefit Rate at older ages, if you defer taking withdrawals after the Lifetime Income Date, we will use the Benefit Rate applicable to the age of the Covered Person (youngest Covered Person under Income Plus For Life – Joint Life® 1.11) on the first withdrawal after the Lifetime Income Date.
Once you purchased a Rider, the Benefit Rate(s) in effect when we issued the Rider will remain in effect for as long as the Rider remains in effect.
Availability of Investment Options Under Income Plus For Life 1.11 Series Riders
Currently, the Investment Options available for Income Plus For Life 1.11 Series Riders are the same Investment Options available under the Contract. These Investment Options invest in the following Portfolios:
•	Investment Quality Bond Trust
•	Lifestyle Balanced Portfolio
•	Lifestyle Conservative Portfolio
•	Lifestyle Growth Portfolio

•	Lifestyle Moderate Portfolio
•	Managed Volatility Balanced Portfolio
•	Managed Volatility Conservative Portfolio
•	Managed Volatility Growth Portfolio
•	Managed Volatility Moderate Portfolio
•	Total Bond Market Trust
•	Ultra Short Term Bond Trust
You may allocate your Contract Value to any combination of these Investment Options. If you purchased a Contract with one of our Income Plus For Life® 1.11 Series Riders, we reserve the right to restrict in the future the individual Investment Options to which you may allocate your Contract Value.
You should consult with your financial representative to assist you in determining which available individual Investment Options are best suited for your financial needs and risk tolerance.
We reserve the right to restrict Investment Options in your Variable Investment Account at any time. If we restrict an Investment Option, you may not be able to transfer or allocate Additional Purchase Payments (even if the Additional Purchase Payments are not otherwise restricted) to the restricted Investment Option after the date of the restriction. Any amounts you allocated to an Investment Option before we imposed restrictions will not be affected by such restrictions as long as it remains in that Investment Option.
You may take withdrawals only in accordance with our default procedures; you may not specify the Investment Option from which you wish to make a withdrawal. We will allocate Additional Purchase Payments in accordance with your instructions, subject to the restrictions described herein.
For more information regarding these Portfolios, including information relating to their investment objectives, policies and restrictions, and the risks of investing in such Portfolios, please see “IV. General Information about Us, the Separate Accounts and the Portfolios” as well as the prospectuses for the applicable Portfolios. You can obtain a copy of the Portfolios’ prospectuses by contacting the Annuities Service Center shown on the first page of this Prospectus. Please read each Portfolio’s prospectus carefully before investing in a corresponding Variable Investment Option.
Increases in Guaranteed Amounts
Additional Purchase Payments. Our restrictions on Additional Purchase Payments may prevent you from increasing the amounts we guarantee under a GMWB Rider.
Prior to the Lifetime Income Date, we increase the Benefit Base each time you make an Additional Purchase Payment that we accept (see “Restrictions on Additional Purchase Payments,” above), up to a maximum Benefit Base of $5 million.
On and after the Lifetime Income Date, we may increase the Benefit Base each time you make an Additional Purchase Payment, up to a maximum Benefit Base of $5 million. The new Benefit Base will be the Benefit Base immediately before the Additional Purchase Payment, plus the excess, if any, of the Additional Purchase Payment (subject to our Purchase Payment limits) over any Withdrawal Amount (reduced by any subsequent Purchase Payment) since the later of:
•	the Lifetime Income Date or
•	the latest of:
•	the date of a Purchase Payment that we applied to the Benefit Base,
•	the date of a reduction in the Benefit Base, or
•	the effective date of a Step-Up.
EXAMPLE: Assume you took a withdrawal of $5,000 after the Lifetime Income Date, your current Benefit Base is $100,000, and you make an Additional Purchase Payment of $15,000. Your Benefit Base will increase by $10,000, the excess of the Additional Purchase Payment over the prior withdrawal ($15,000 - $5,000). Your new Benefit Base will equal $110,000. Assume that the following year you take an Excess Withdrawal of $10,000 that reduces your Benefit Base to $105,000. If you then make an Additional Purchase Payment of $10,000, the entire $10,000 will be added to your current Benefit Base, since the Benefit Base was reduced by the previous withdrawal. The new Benefit Base will be $115,000 ($105,000 + $10,000).

Credits. The Income Plus For Life® 1.11 Series Riders have the following Credit features:
•	Annual Credit Rate – 5%
•	Credit Period (for Annual Credits) – The initial Credit Period coincides with the first 10 Contract Years while the Rider is in effect. We extend the Credit Period each time a Step-Up occurs to the lesser of 10 years from the Step-Up Date or the Age 95 Contract Anniversary.
Annual Credits. (We may refer to the Annual Credit in your Rider as a “Bonus” and we may refer to Annual Credits as “Deferral Credits” in our communications.) We increase the Benefit Base on each Contract Anniversary during the Credit Period if you did not take any withdrawals during the previous Contract Year. The Credit is equal to the applicable Credit Rate multiplied by the total Purchase Payments that have been applied to the Benefit Base. If the Benefit Base has been increased by a Step-Up or decreased as a result of an Excess Withdrawal, the Credit will equal the applicable Credit Rate multiplied by the sum of (a) the Benefit Base immediately following the most recent Step-Up or decrease and (b) the total Additional Purchase Payments applied to the Benefit Base since that Step-Up or decrease.
If you take a withdrawal during a Contract Year, you will not be eligible for a Credit at the end of that Contract Year and Annual Credits for future Contract Years may be reduced, or eliminated, if the withdrawal results in a reduction of the Benefit Base.
EXAMPLE (Income Plus For Life® 1.11): Assume that you purchase a Contract with an Income Plus For Life® 1.11 Rider and you, the Covered Person, turn age 63 during the first Contract Year. Also assume that you purchase the Contract and Rider for $100,000, make no Additional Purchase Payments, and there is no increase in Contract Value during the first and second Contract Years. Based on your age the applicable Annual Credit Rate for those years is 5%. If you take no withdrawals during the first and second Contract Year:
•	At the end of the first Contract Year, we apply an Annual Credit to the Benefit Base and increase it to $105,000 ($100,000 + 5% × $100,000). The Lifetime Income Amount increases to $5,250 (5% × $105,000).
•	At the end of the second Contract Year, we apply an Annual Credit to the Benefit Base and increase it again to $110,000 ($105,000 + 5% × $100,000). The Lifetime Income Amount increases to $5,500 (5% × $110,000).
Now assume you take an Excess Withdrawal during the third Contract Year that reduces the Benefit Base to $90,000, and you take no withdrawals and make an Additional Purchase Payment of $5,000 in the fourth Contract Year.
•	At the end of the third Contract Year, there is no Credit because you took a withdrawal during the year.
•	At the end of the fourth Contract Year, we apply an Annual Credit to the Benefit Base. The Credit is based on the reduced Benefit Base plus the Additional Purchase Payment (5% × ($90,000 + $5,000) = $4,750). The Benefit Base increases to $99,750 ($90,000 + $5,000 + $4,750) and the Lifetime Income Amount increases to $4,988 (5% × $99,750).
EXAMPLE (Income Plus For Life – Joint Life® 1.11): Assume that you purchase a Contract with an Income Plus For Life – Joint Life® 1.11 Rider and the younger Covered Person turns age 65, you take no withdrawals during the first and second Contract Year and the applicable Annual Credit Rate is 5%. Also assume that you purchase the Contract and Rider for $100,000, make no Additional Purchase Payments, and there is no increase in Contract Value during the first and second Contract Years.
•	At the end of the first Contract Year, we apply an Annual Credit to the Benefit Base and increase it to $105,000 ($100,000 + 5% × $100,000). The Lifetime Income Amount increases to $4,988 (4.75% × $105,000).
•	At the end of the second Contract Year, we apply an Annual Credit to the Benefit Base and increase it again to $110,000 ($105,000 + 5% × $100,000). The Lifetime Income Amount increases to $5,225 (4.75% × $110,000).
Now assume you take an Excess Withdrawal during the third Contract Year that reduces the Benefit Base to $90,000, and you take no withdrawal and make an Additional Purchase Payment of $5,000 in the fourth Contract Year.
•	At the end of the third Contract Year, there is no Credit because you took a withdrawal during the year.
•	At the end of the fourth Contract Year, we apply an Annual Credit to the Benefit Base. The Credit is based on the reduced Benefit Base plus the Additional Purchase Payment (5% × ($90,000 + $5,000) = $4,750). The Benefit Base increases to $99,750 ($90,000 + $5,000 + $4,750) and the Lifetime Income Amount increases to $4,738 (4.75% × $99,750).

Step-Ups. The Income Plus For Life® 1.11 Series Riders provide Step-Ups. We discuss how the Step-Up works below. The Step-Up compares your Contract Value on a Step-Up Date to certain previously calculated guaranteed amounts. Step-Up Dates coincide with the first Contract Anniversary after you purchased the Rider and every Contract Anniversary thereafter, up to and including the Age 95 Contract Anniversary. You will no longer be eligible for Step-Ups, however, if you decline a scheduled increase in the Rider fee rate (see “Rider Fees” earlier in this section).
How Step-Ups Work. If the Contract Value on any Step-Up Date is greater than the Benefit Base (including any Credit) on that date, we will automatically step up the Benefit Base to equal the Contract Value (subject to the maximum Benefit Base limit of $5 million). We will also increase the Lifetime Income Amount (after the Lifetime Income Date) and the dollar amount of the Rider fee (see “Rider Fees” earlier in this section). The new Lifetime Income Amount will equal the Benefit Base value after the Step-Up multiplied by the Benefit Rate then in effect for your Rider, and the Rider fee will be based on the increased Benefit Base.
We also reserve the right to increase the rate of the fee for the Income Plus For Life® 1.11 Series Riders, up to a maximum rate of 1.20%, on any Step-Up Date. If we decide to increase the rate at the time of a Step-Up, you will receive advance notice and be given the opportunity of no less than 30 days to decline the automatic Step-Up. If you decline the Step-Up, the fee rate will not be increased.
Step-Ups may occur only while an Income Plus For Life® 1.11 Series Rider is in effect.
If you decline an automatic Step-Up, you will have the option to elect to step up the Benefit Base (as well as Lifetime Income Amount) within 30 days of subsequent Step-Up Dates. If you decide to step up the Benefit Base, we will thereafter resume automatic Step-Ups.
EXAMPLE: Assume that you purchase a Contract with an Income Plus For Life® 1.11 Rider when you, the Covered Person, are 65, you take no withdrawals during the first three Contract Years and the applicable Annual Credit Rate is 5%. Also assume that you purchase the Contract and Rider for $100,000, make no Additional Purchase Payments, and that the Contract Value on the third Contract Anniversary is $125,000. The Benefit Base on the third Contract Anniversary including the Annual Credits for the first three Contract Years is $115,000. Since the Contract Value of $125,000 is greater than the current Benefit Base including the Credit, the Benefit Base increases to $125,000 and the Lifetime Income Amount increases to $6,250 (5% × $125,000). If no withdrawals are taken in the fourth Contract Year, the Annual Credit on the fourth Contract Anniversary equals $6,250 (5% × $125,000).
Withdrawals, Distributions and Settlements
Overview. The Income Plus For Life® 1.11 Series Riders provide a guaranteed minimum withdrawal benefit during the Accumulation Period. In particular, the Riders permit you to withdraw a minimum annual amount, for as long as a Covered Person lives, subject to the terms and conditions of each Rider. We may have determined the amount of the initial guarantee after we issued your Contract, depending on the age of the Covered Person (or younger Covered Person in the case of a joint-life Rider) when we issued the Contract and the type of guaranteed minimum withdrawal benefit you purchase. We may increase the guarantee:
•	by one or more Credits if you make no withdrawals during certain Contract Years, up to limits described in the “Credits” section, above;
•	as a result of a Step-Up of the guarantee (see preceding section) to reflect your then-current Contract Value on certain Contract Anniversary dates; or
•	if you make an Additional Purchase Payment that we accept under a Financial Account Plan or Payroll Plan (up to specified limits and if not otherwise restricted).
Although the Riders guarantee a minimum annual withdrawal amount, you may take withdrawals of any amount of Contract Value during your Contract’s Accumulation Period. We reduce your Contract Value and your death benefit each time you take a withdrawal.
EXAMPLE: If you take a withdrawal of $8,000 when your Contract Value is $80,000 and your Guaranteed Minimum Death Benefit is $100,000, we will reduce your Guaranteed Minimum Death Benefit on a pro rata basis. That means we will reduce the Guaranteed Minimum Death Benefit by 10% ($8,000/$80,000) to $90,000 ($100,000 – 10% × $100,000).

Excess Withdrawals. We reduce guaranteed minimum amounts for future withdrawals if you take withdrawals for more than the amount guaranteed under the terms of the Rider you select. Your future Lifetime Income Amount could be significantly reduced if:
•	you take withdrawals prior to the Lifetime Income Date, or
•	your Contract Value declines due to poor investment performance to an amount that is less than your Benefit Base, and you then take Excess Withdrawals.
An Excess Withdrawal is:
•	a withdrawal (including applicable withdrawal charges) you take before the Lifetime Income Date; or
•	a withdrawal (including applicable withdrawal charges) you take on or after the Lifetime Income Date that, together with all other withdrawals taken during a Contract Year (including any applicable withdrawal charges), exceeds the Lifetime Income Amount for that Contract Year.
If you experience unfavorable investment performance, an Excess Withdrawal could result in substantial reductions to your Contract Value and Benefit Base. Your future Lifetime Income Amount could be significantly reduced, and if both your Contract Value and Benefit Base decline to zero before the Lifetime Income Date, you will lose your guaranteed minimum withdrawal benefit.
After the Lifetime Income Date, we do not consider withdrawals under our Life Expectancy Distribution Program to result in an Excess Withdrawal unless you take additional withdrawals outside of that program.
Withdrawals before the Lifetime Income Date. Each time you take a withdrawal before the Lifetime Income Date, we generally reduce the Benefit Base on a pro rata basis. This means that we reduce the Benefit Base in the same proportion that your Contract Value is reduced by the Withdrawal Amount. We use a different method if you take a withdrawal under our Life Expectancy Distribution Program (see “Pre-Authorized Withdrawals – Life Expectancy Distribution Program” below).
EXAMPLE: Assume that you purchase a Contract with an Income Plus For Life® 1.11 Series Rider that names you as the Covered Person when you are 45. Now assume that in the eighth Contract Year, when you are 53, the Contract Value is $80,000, the Benefit Base is $90,000, no withdrawal charges apply under your Contract, and you withdraw $5,000 of Contract Value.
In this case, you reduce your Contract Value by 6.25% (i.e., $5,000/$80,000) and we reduce your Benefit Base by the same percentage ($90,000 × 0.0625, or $5,625). The Benefit Base after the Excess Withdrawal is $90,000 - $5,625, or $84,375.
Note: Withdrawals may be taxable and if made prior to age 59½ may be subject to a 10% penalty tax (see “VIII. Federal Tax Matters”).
Withdrawals after the Lifetime Income Date. Each time you take a withdrawal after the Lifetime Income Date, we first determine if the Withdrawal Amount is entirely or partially an Excess Withdrawal (i.e., a withdrawal, including any withdrawal charges, that exceeds the Lifetime Income Amount when combined with any other withdrawal(s) for that Contract Year). If so, we reduce the Benefit Base on a pro rata basis. We do this by reducing your Benefit Base in the same proportion that your Contract Value is reduced by the entire amount of the withdrawal.
Each time we reduce the Benefit Base, we also reduce the Lifetime Income Amount. We do this by multiplying the reduced Benefit Base by the Benefit Rate in effect for your Rider. We also reduce the Benefit Base and the Lifetime Income Amount for each subsequent Excess Withdrawal that you take during that Contract Year.
EXAMPLE (Income Plus For Life® 1.11): Assume that you purchase a Contract with an Income Plus For Life® 1.11 Rider. Also assume that when you are age 67, the Contract Value is $100,000, the Benefit Base is $110,000, and the Lifetime Income Amount is $5,500. If you withdraw $10,000, we first reduce your Contract Value by 10% ($10,000/$100,000) and, since this withdrawal is an Excess Withdrawal, we reduce your Benefit Base by the same percentage ($110,000 × .10 = $11,000). The Benefit Base after the Excess Withdrawal is $99,000 ($110,000 - $11,000) and the Lifetime Income Amount is $4,950 (.05 × $99,000).
EXAMPLE (Income Plus For Life – Joint Life® 1.11): Assume that you purchase a Contract with an Income Plus For Life – Joint Life 1.11 Rider. Also assume that when the younger Covered Person is age 67, the Contract Value is $100,000, the Benefit Base is $110,000, the Lifetime Income Amount is $5,225 and the Benefit Rate is 4.75%. If you withdraw $10,000, the withdrawal is an Excess Withdrawal and we reduce your Benefit Base by 10% ($10,000/$100,000). The new Benefit Base is $99,000 ($110,000 – 10% × $110,000 = $110,000 - $11,000). The new Lifetime Income Amount is $4,703 (4.75% × $99,000).
We do not reduce the Benefit Base and/or the Lifetime Income Amount:
•	if the withdrawals are taken under our Life Expectancy Distribution Program (as opposed to those withdrawals taken prior to the Lifetime Income Date, which do reduce the Benefit Base), or
•	if your total Withdrawal Amounts during a Contract Year are less than or equal to the Lifetime Income Amount.
The Income Plus For Life® 1.11 Rider enters the Settlement Phase in any Contract Year that your Contract Value declines to zero if your Benefit Base is greater than zero at that time and you have taken no Excess Withdrawals during that Contract Year. In the event of an Excess Withdrawal, you will lose the guaranteed minimum withdrawal benefit under the Rider, and the Rider will not enter the Settlement Phase, if Contract Value declines to zero during the Contract Year of the Excess Withdrawal. See “Settlement Phase” below. The Income Plus For Life® 1.11 benefit terminates if both the Contract Value and Benefit Base immediately after a withdrawal are equal to zero.
If you take Excess Withdrawals from your Contract, you risk lowering the Lifetime Income Amount guaranteed for future withdrawals, or reducing the availability or amount of future Step-Ups.
Pre-Authorized Withdrawals – The Income Made Easy Program. If you purchased a Contract with an Income Plus For Life® Series Rider, you can pre-authorize periodic withdrawals to receive amounts guaranteed under the Rider. We currently offer our Income Made Easy Program for Contracts with the Rider to provide income payments for the lifetime of the Covered Person. The full allowable amount is based on the Lifetime Income Amount. You can start taking withdrawals under the Income Made Easy Program no sooner than the Lifetime Income Date for your Rider.
The Income Made Easy Program allows you to select: (A) the annual guaranteed amount (“full allowable amount”) under your Rider, which automatically increases to reflect an increase in the annual guaranteed amount under the Rider resulting from a Step-Up or an Additional Purchase Payment (where permitted – see “V. Description of the Contract – Accumulation Period Provisions – Purchase Payments”); (B) the full allowable amount and any increases in Contract Value above that amount at the end of a Contract Year resulting from investment gains in your Contract at the end of that Contract Year (this option reduces your ability to obtain Step-Ups after you enroll in the program); (C) the full allowable amount plus any amount under our Life Expectancy Distribution Program that exceeds the full allowable amount; (D) the annual amount under our Life Expectancy Distribution Program (in lieu of the full allowable amount); or (E) a specified dollar amount that is less than the full allowable amount. We may make additional options available in the future or upon request.
Your participation in the Income Made Easy Program will be suspended (i.e., we will not process any further withdrawals under the Program until you re-enroll) if:
•	you select option A, B or C above; and
•	you take an additional withdrawal outside the Income Made Easy Program in any Contract Year in which the program is in effect.
Income Made Easy withdrawals, like other withdrawals:
•	may be subject to income tax (including withholding for taxes) and, if your Rider calculates an annual guaranteed amount before you turn age 59½, a 10% penalty tax under the Code;
•	reduce the death benefit and other optional benefits;
•	cancel your eligibility to earn a Credit under the provisions of your Income Plus For Life 1.11 Series Rider during any Contract Year in which you receive a payment under the program; and
•	may reduce your ability to obtain Step-Ups.
If you are interested in the Income Made Easy Program, you may obtain a separate authorization form and full information concerning the program and its restrictions from your financial representative or our Annuities Service Center. There is no charge for participation in this program. We will, however, suspend your participation in the Income Plan (see “Special Withdrawal Services – The Income Plan” in “V. Description of the Contract”) if you enroll in the Income Made Easy Program.

Pre-Authorized Withdrawals – Life Expectancy Distribution Program. If you purchased a Contract with an IPFL 1.11 Series Rider, you may request of us in writing, in a form acceptable to us and received at our Annuities Service Center, to pay you withdrawals that we determine to be part of a series of substantially equal periodic payments over your “life expectancy” (or, if applicable, the joint life expectancies of you and your Spouse). The Life Expectancy Distribution Program may provide one or more of the following:
•	Pre-59½ Distributions – these are payments made at the request of the Owner that are intended to comply with Code section 72(q)(2)(D) or section 72(t)(2)(A)(iv); or
•	Nonqualified Death Benefit Stretch Distributions – these are payments made to the Beneficiary that are intended to comply with and may not deviate from Code section 72(s)(2); or
•	Required Minimum Distributions and Qualified Death Benefit Stretch Distributions – these are payments we calculate to comply with Code section 401(a)(9), section 403(b)(10), section 408(a)(6), section 408(b)(3), or section 408A(c)(5). For further information on such distributions, please see “VIII. Federal Tax Matters – Required Minimum Distributions.”
Each withdrawal under our Life Expectancy Distribution Program reduces your Contract Value. We reduce your Benefit Base proportionally by the amount of the withdrawal if you take a withdrawal under the Life Expectancy Distribution Program prior to the Lifetime Income Date. We do not reduce your Benefit Base or Lifetime Income Amount if a withdrawal under the Life Expectancy Distribution Program on or after the Lifetime Income Date (for an amount we calculate based on our current understanding and interpretation of federal tax law) causes total withdrawals during a Contract Year to exceed the Lifetime Income Amount and all withdrawals during that year were under our Life Expectancy Distribution Program. The Life Expectancy Distribution Program ends when certain amounts described in the Rider are depleted to zero, or when the Contract Value is reduced to zero. We may make further distributions as part of the Settlement Phase for the Rider you purchase.
If you are interested in the Life Expectancy Distribution Program, you may obtain further information concerning the program and its restrictions from your financial representative or our Annuities Service Center. There is no charge for participation in this program. To take withdrawals under the Life Expectancy Distribution Program, you must participate in either the Income Plan (see “V. Description of the Contract – Special Withdrawal Services – The Income Plan”) or the Income Made Easy Program (see “Pre- Authorized Withdrawals – The Income Made Easy Program” above).
Under our Life Expectancy Distribution Program, each withdrawal will be in an amount that we determine to be your Contract’s share of all life expectancy distributions, based on information that you provide and our understanding of the Code. We reserve the right to make any changes we deem necessary to comply with the Code and Treasury Department regulations.
We base our Life Expectancy Distribution calculations on our understanding and interpretation of the requirements under tax law applicable to Pre-59½ Distributions, Required Minimum Distributions, Nonqualified Death Benefit Stretch Distributions and Qualified Death Benefit Stretch Distributions. You should discuss these matters with your own qualified tax professional.
Settlement Phase. We automatically begin making payments to you under the “Settlement Phase” of an Income Plus For Life® 1.11 Series Rider if your Contract Value reduces below a minimum required amount and you satisfy the conditions described in the Rider. During the Settlement Phase, the Contract continues but all other rights and benefits under the Contract, including death benefits and any optional benefit Riders, terminate. We do not accept Additional Purchase Payments for, apply additional Credits or make any Step-Ups to, or deduct any charges from a GMWB Rider during the Settlement Phase. You cannot annuitize once the Settlement Phase begins.
The Settlement Phase under an Income Plus For Life® 1.11 Series Rider begins if:
•	the Contract Value reduces to zero at any time during a Contract Year; and
•	there were no Excess Withdrawals during that Contract Year; and
•	the Benefit Base is still greater than zero at the time.
There is no Settlement Phase under an Income Plus For Life® 1.11 Series Rider if:
•	you take any withdrawal before the Lifetime Income Date and the Contract Value declines to zero during the Contract Year of the withdrawal; or

•	you take a withdrawal on or after the Lifetime Income Date that is an Excess Withdrawal and the Contract Value declines to zero during the Contract Year of the withdrawal.
You will lose the ability to receive Lifetime Income Amounts if you withdraw more than the Lifetime Income Amount during a Contract Year and the Contract Value then declines to zero in that same Contract Year.
The settlement amount we pay to you under the Rider varies:
•	If the Settlement Phase begins after the Lifetime Income Date, at the start of the Settlement Phase, we pay an initial settlement amount equal to the remaining Lifetime Income Amount for that Contract Year and make additional annual payments of the Lifetime Income Amount as long as a Covered Person is living.
•	If the Settlement Phase begins before the Lifetime Income Date, we begin making annual settlement payments following the Lifetime Income Date as long as the Covered Person is living. In this case, the annual amount equals the Lifetime Income Amount (i.e., the Benefit Base at the Lifetime Income Date multiplied by the Benefit Rate then in effect).
•	In lieu of annual payments of the settlement amount, we permit you to elect monthly, quarterly or semi-annual installment payments of the Lifetime Income Amount.
Additional Annuity Options
In addition to the traditional Annuity Options we provide under the Contract, we provide additional Annuity Options for Contracts issued with a GMWB Rider (“GMWB Alternate Annuity Options”). These GMWB Alternate Annuity Options are only available for Annuity Commencement Dates no earlier than the first day of the month following the later of the 90th birthday of the oldest Annuitant or the tenth Contract Anniversary. The GMWB Alternate Annuity Options are designed so that you will receive annuity payments that are no less than the Lifetime Income Amount at the time of annuitization, but you could receive larger payments, depending on your investment experience prior to annuitization. The Annuity Options available to you are described in detail in “V. Description of the Contract – Pay-out Period Provisions.”
Comparison between Guaranteed Minimum Withdrawal Benefits and Annuity Payments
If you choose to take withdrawals under one of our GMWB Riders, it is not the same as receiving annuity payments upon annuitization (as described in “Pay-out Period Provisions” in “V. Description of the Contract”).
When you take withdrawals:
•	you have the flexibility to start and stop withdrawals;
•	you have the flexibility to choose an amount of your withdrawal that is less than or equal to your Lifetime Income Amount (without reducing your future available Lifetime Income Amount);
•	you have the ability to surrender your Contract for the cash surrender value (Contract Value minus any applicable charges and premium taxes), if any;
•	you reduce the Contract Value available for annuitization; and
•	you may receive less favorable tax treatment of your withdrawals than annuity payments would provide. See “VIII. Federal Tax Matters” for information on tax considerations related to optional benefit Riders.
When you annuitize:
•	you receive annuity payments that are fixed in amount (or in the number of units paid for Variable Annuity payments);
•	your annuity payments do not vary in timing once they commence (for as long as we are due to pay them to you);
•	you no longer have access to the Contract Value; and
•	your Annuity Payments may receive more favorable tax treatment than guaranteed minimum withdrawal benefits. See “VIII. Federal Tax Matters” for information on tax considerations related to optional benefit Riders.
Special Considerations on Annuitization. The Contract, with or without a GMWB Rider, does not permit you to make a partial annuitization. You must apply your entire Contract Value to an Annuity Payment Option.

Impact of Death Benefits
Our Income Plus For Life® 1.11 Series Riders end if (a) a death benefit becomes payable during the Accumulation Period (but before the Settlement Phase under the Rider), and (b) the Beneficiary takes the death benefit provided under the terms of the Contract as a lump sum. In cases where the Rider continues, we determine the Adjusted Benefit Base and the Rider fee based on the date we determine the death benefit, and anniversaries of that date, instead of the initial Contract Anniversary date.
Income Plus For Life 1.11. If the Beneficiary does not take the death benefit as a lump sum, the following applies:
If the Deceased Owner is:		Then INCOME PLUS FOR LIFE 1.11:
1.	Not the Covered Person	-	may continue if the Beneficiary elects to continue the Contract. We automatically increase the Benefit Base to equal the initial death benefit we determine, if the death benefit is greater than the Benefit Base prior to our determination. We also recalculate the Lifetime Income Amount to equal the Benefit Rate then in effect multiplied by the recalculated Benefit Base and assess the Rider Fee based on the recalculated Benefit Base.
		-	enters its Settlement Phase if a subsequent withdrawal depletes the Contract Value to zero, and the remaining Lifetime Income Amount for the year of withdrawal is still greater than zero.
		-	continues to be eligible for any remaining Credits and Step-Ups, but we change the date we determine and apply these benefits to future anniversaries of the date we determine the initial death benefit. We permit the Beneficiary to opt out of any increase in the Benefit Base (reflecting the initial death benefit or any future Step-Ups) if at the time of the increase we also increase the rate of the Income Plus For Life 1.11 fee.
2.	The Covered Person	-	ends without any further benefit.
If you die during the Settlement Phase, the only death benefits we provide are the remaining settlement payments that may become due under the Income Plus For Life® 1.11 Rider. If the Covered Person dies during the Settlement Phase, we reduce the Lifetime Income Amount to zero and make no further payments.
The entire interest must be distributed within five years of the Owner’s death, except in the case where the Beneficiary is an individual. In that case, the Beneficiary may choose to receive any remaining settlement payments over a period not extending beyond the life expectancy of the Beneficiary beginning within one year of the Owner’s death. We continue to assess the mortality and expense risks charge during this period, even though we bear only the expense risk and not any mortality risk (see “VII. Charges and Deductions – Mortality and Expense Risks Fee”).
Income Plus For Life – Joint Life® 1.11. If the Beneficiary continues a Contract in force following the death of an Owner, coverage under an Income Plus For Life – Joint Life® 1.11 Rider ends if the deceased Owner is the last Covered Person under the Rider. If the Beneficiary continues a Contract in force following the death of an Owner, coverage under the Rider may continue only if: (a) the deceased Owner is the first Covered Person under the Rider to die; and either (b) the surviving Covered Person is a Spousal Beneficiary or (c) a Qualified Plan is the non-Spousal Beneficiary and the surviving Covered Person is a Spouse of the deceased Owner. If the death benefit is greater than the Contract Value, we will increase the Contract Value to equal the amount of the death benefit (but will not increase the Benefit Base, Lifetime Income Amount, Credits or Step-Ups).
If the Rider continues, we will determine the Adjusted Benefit Base and the Rider fee based on the date we determine the death benefit, and anniversaries of that date, instead of the initial Contract Anniversary date.
Death of First Covered Person. If the first Covered Person to die is an Owner of the Contract (or deemed to be an Owner if the Owner is a non-natural person), the surviving Covered Person may elect to continue periodic distributions under the Contract in lieu of receiving the Contract’s death benefit as a lump sum. (See “Death after Removal of a Covered Person” below if there is no surviving Covered Person.) If the Contract continues, the Income Plus For Life – Joint Life® 1.11 Rider will continue. We will continue to provide the Lifetime Income Amount guarantee only for the lifetime of the surviving Covered Person and continue to charge the Income Plus For Life – Joint Life® 1.11 Rider fee (see “Rider Fees – Fee for

Income Plus For Life® 1.11 Series Riders” earlier in this section). If the death benefit is greater than the Contract Value, we will increase the Contract Value only to equal the amount of the death benefit (but will not make any adjustments to the Benefit Base, Lifetime Income Amount, Credits or Step-Ups). We treat any distribution of death benefits under a Contract as a “withdrawal” for purposes of subsequent calculations of the Benefit Base and the Lifetime Income Amount.
If the first Covered Person to die is not the Owner (and is not deemed to be an Owner if the Owner is a non-natural person), no death benefit is payable under the Contract. The Rider will continue in effect and we will base the duration of the Lifetime Income Amount only on the lifetime of the surviving Covered Person. We will continue to charge the Income Plus For Life – Joint Life® 1.11 Rider fee; however, we will make no adjustments to the Contract Value or make any adjustments to the Benefit Base, Lifetime Income Amount, Credits or Step-Ups.
Death of Last Covered Person. If the surviving Covered Person dies while the Income Plus For Life – Joint Life® 1.11 Rider is in effect, we will reduce the Lifetime Income Amount to zero and we make no additional payments under the Rider to the Beneficiary.
Death after Removal of a Covered Person. In certain instances, a person initially designated as a Covered Person may be removed as a Covered Person from the Rider. If that happens and:
•	if the removed Covered Person subsequently dies, there will be no impact on the guarantees provided by the Rider in most cases; and
•	if the remaining Covered Person subsequently dies, we will consider that Covered Person to be the “last” Covered Person and the Rider will terminate.
Death Benefits during the Settlement Phase. If death occurs during an Income Plus For Life – Joint Life® 1.11 Rider’s Settlement Phase, the only death benefit we provide is the remaining settlement payments that may become due under that Rider. If the death of the first Covered Person occurs while the Rider is in its Settlement Phase, no additional death benefit is payable under the Contract and, in most instances, we continue to make settlement payments in the same manner as before the death. If the death occurs before the Lifetime Income Date, we compute a Lifetime Income Amount during the Settlement Phase on the later of the Lifetime Income Date or the date we receive notice of the death of the first Covered Person. Settlement payments will equal the Lifetime Income Amount. We may limit the ability of the surviving Covered Person to choose a settlement payment amount and duration that differs from the amount and duration in effect before the death of the first Covered Person.
Termination of Rider
You may not terminate an Income Plus For Life® 1.11 Series Rider once it is in effect. However, an Income Plus For Life® 1.11 Series Rider terminates automatically upon the earliest of:
•	the date a death benefit is payable and the Beneficiary takes the death benefit as a lump sum under the terms of the Contract;
•	the date an Annuity Option begins;
•	the date the Contract Value and the Benefit Base both equal zero;
•	(for Income Plus For Life® 1.11) the death of the Covered Person;
•	(for Income Plus For Life – Joint Life® 1.11) the death of the last Covered Person remaining under the Rider;
•	the date a new GMWB Rider becomes effective under any exchange program that we may make available; or
•	termination of the Contract.
Tax Considerations
Withdrawals may be taxable and may be subject to a 10% penalty tax if made prior to age 59½. See “VIII. Federal Tax Matters” for additional information on tax considerations related to optional benefit Riders.
Annual Step-Up Death Benefit
You may have elected the optional Annual Step-Up Death Benefit:
•	for an additional charge of 0.20% of the value of the Variable Investment Options;
•	as long as you met our age requirements (see below); and

•	if the Contract was not intended to be used with an IRA you inherited from someone else (sometimes referred to as a “Beneficiary IRA”), unless you are the Spouse of the decedent and own the IRA in your own name.
The Annual Step-Up Death Benefit was available only if you (and every joint Owner) were under age 75 (for California, Guam, Illinois and Puerto Rico the oldest Owner must have been under age 80) on the effective date of the Rider.
The Annual Step-Up Death Benefit was available only at Contract issue and cannot be revoked once elected.
Rider Benefit
The amount of the death benefit for the Annual Step-Up Death Benefit is the greater of:
•	the death benefit described under “Death Benefit During Accumulation Period”; or
•	the Annual Step-Up Death Benefit.
The Annual Step-Up Death Benefit is the greatest Anniversary Value after the effective date of the Annual Step-Up Death Benefit up to and including the Contract Anniversary after the oldest Owner’s 75th birthday (the Contract Anniversary after the oldest Owner’s 80th birthday in California, Guam, Illinois and Puerto Rico), or the date of death of any Owner, whichever is earliest.
Anniversary Value. For purposes of the Rider, the Anniversary Value is equal to the Contract Value on each Contract Anniversary, plus any subsequent Purchase Payments, less any amounts deducted in connection with withdrawals since the Contract Anniversary. The amount deducted in connection with withdrawals will be on a pro rata basis and will be equal to (a) multiplied by (b) where:
(a)  is equal to the Annual Step-Up Death Benefit prior to the withdrawal; and
(b)  is equal to the Withdrawal Amount divided by the Contract Value prior to the withdrawal.
Additional Purchase Payments. Our restrictions on Additional Purchase Payments may prevent you from increasing the Contract’s death benefit under your Annual Step-Up Death Benefit Rider.
Continuation of Rider upon Death of Owner. If the Beneficiary under the Contract is the Contract Owner’s surviving Spouse and elects to continue the Contract, the Contract and the optional Annual Step-Up Death Benefit will continue with the surviving Spouse as the new Contract Owner, subject to our issue age rules. For purposes of calculating the Annual Step-Up Death Benefit payable upon the death of the surviving Spouse, the death benefit paid upon the first Owner’s death will be treated as a payment to the Contract. In addition, all payments made and all amounts deducted in connection with withdrawals prior to the date the first death benefit is paid will be excluded from consideration in determining the Annual Step-Up Death Benefit. In determining the Annual Step-Up Death Benefit, the Anniversary Values for all prior Contract Anniversaries are set to zero as of the date the first death benefit is paid.
Termination of the Optional Annual Step-Up Death Benefit
The Annual Step-Up Death Benefit will terminate upon the earliest to occur of:
(a)  the date the Contract terminates;
(b)  the Maturity Date;
(c)  the date on which the Annual Step-Up Death Benefit is paid; or
(d)  the date the Owner is changed or the Contract is assigned, unless
(i)  the new Owner is a guardian, a custodian or a trust established for the sole benefit of the previous Owner; or
(ii)  the new Owner is an individual and the previous Owner was a guardian, a custodian or a trust established for the sole benefit of that individual; or
(iii)  the change is from one guardian, custodian or trust established for the sole benefit of an individual to another guardian, custodian or trust established for the sole benefit of that individual; or
(iv)  the Ownership is transferred to the Owner’s Spouse following the death of the Owner; or
(v)  the Contract is assigned to a guardian, a custodian or a trust established for the sole benefit of the previous Owner; or

(vi)  the assignment is for purposes of a tax qualified exchange.
Annual Step-Up Death Benefit Fee
A daily charge in an amount equal to 0.20% of the value of each variable Investment Account on an annual basis is deducted from each Subaccount for the Annual Step-Up Death Benefit.
Qualified Plans
If you use your Contract in connection with a Qualified Plan, including an IRA, you should consider the effects that the death benefit provided under the Contract (with or without Annual Step-Up Death Benefit) may have on your plan. Please consult your own qualified tax professional.
The Annual Step-Up Death Benefit may not always be in your interest because an additional fee is imposed for this benefit and we provide no assurance that investment performance will be sufficient to result in an increased death benefit.

VII.  Charges and Deductions
We assess charges and deductions under the Contracts against Purchase Payments, Contract Values, or withdrawal or annuity payments. Currently, there are no deductions made from Purchase Payments. In addition, there are deductions from and expenses paid out of the assets of the Portfolios that are described in the Portfolio prospectus. For information on the optional benefits fees, see “VI. Optional Benefits.”
We may charge a separate fee for certain requested services (e.g., electronic fund transfers, providing replacement contracts, etc.).
Withdrawal Charges
If you make a withdrawal from your Contract during the Accumulation Period, we may assess a withdrawal charge. We base the withdrawal charge on Purchase Payments that have been in the Contract less than 4 complete Contract Years. We do not assess a withdrawal charge with respect to (i) earnings accumulated in the Contract, (ii) certain other “free Withdrawal Amounts” described below, (iii) distributions required to satisfy federal income tax minimum distribution requirements attributable to this Contract, or (iv) Purchase Payments that have been in the Contract more than 4 complete Contract Years. In no event may the total withdrawal charges exceed 6% of the amount invested.
We first allocate a withdrawal to a “free Withdrawal Amount” and second to “unliquidated Purchase Payments” (i.e., the amount of all Purchase Payments in the Contract net of any withdrawals in excess of earnings that have been taken to date). We do not impose a withdrawal charge on amounts allocated to a free Withdrawal Amount. In any Contract Year, the free Withdrawal Amount for that year is the greater of:
•	10% of total Purchase Payments (less all prior withdrawals in that Contract Year); and
•	the accumulated earnings of the Contract (i.e., the excess of the Contract Value on the date of withdrawal over unliquidated Purchase Payments).
Withdrawals of up to the free Withdrawal Amount may be withdrawn without the imposition of a withdrawal charge. If the amount of a withdrawal exceeds the free Withdrawal Amount, the excess will be allocated to Purchase Payments which will be liquidated on a first-in first-out basis. On any withdrawal request, we liquidate Purchase Payments equal to the amount of the withdrawal request which exceeds the free Withdrawal Amount in the order the Purchase Payments were made: the oldest unliquidated Purchase Payment first, the next Purchase Payment second, etc., until all Purchase Payments have been liquidated.
Upon a full surrender of a Contract, we liquidate the excess of all unliquidated Purchase Payments over the free Withdrawal Amount for purposes of calculating the withdrawal charge.
Each Purchase Payment or portion thereof liquidated in connection with a withdrawal request is subject to a withdrawal charge based on the length of time the Purchase Payment has been in the Contract. We calculate the amount of the withdrawal charge by multiplying the amount of the Purchase Payment being liquidated by the applicable withdrawal charge percentage shown below. The total withdrawal charge will be the sum of the withdrawal charges for the Purchase Payments being liquidated.
Withdrawal Charge
(as percentage of Purchase Payments)
First Year	6%
Second Year	5%
Third Year	4%
Fourth Year	3%
Fifth Year & Thereafter	0%
We deduct from the amount paid to the Contract Owner as a result of the withdrawal, any applicable withdrawal charge, Contract and Rider fees and any taxes. In the case of a request for a net withdrawal from specific Investment Accounts, the amount requested from an Investment Account may not exceed the value of that Investment Account less any applicable fees and charges.

There is generally no withdrawal charge on distributions made as a result of the death of the Contract Owner or, if applicable, the Annuitant, and we impose no withdrawal charges on the Annuity Commencement Date if the Contract Owner annuitizes as provided in the Contract.
Withdrawal charges help to compensate us for the cost of selling the Contracts. The amount of the charges in any Contract Year does not specifically correspond to sales expenses for that year. We expect to recover our total sales expenses over the life of the Contracts. To the extent that the withdrawal charges do not cover total sales expenses, the sales expenses may be recovered from other sources, including gains from the asset-based risk charge and other gains with respect to the Contracts or from our general assets. Similarly, administrative expenses not fully recovered by the administration fee may also be recovered from such other sources.
For examples of calculation of the withdrawal charge, see Appendix A: “Examples of Calculation of Withdrawal Charge.”
Waiver of Applicable Withdrawal Charge – Confinement to Eligible Nursing Home
(John Hancock USA Contracts only; not available in MA and NY)
In states where approved, any applicable withdrawal charge will be waived on a total withdrawal prior to the Maturity Date if all the following apply:
•	the Owner has been confined to an “Eligible Nursing Home” for at least 180 days (the waiver does not apply to the confinement of any Annuitant unless the Owner is a non-natural person);
•	the confinement began at least one year after the Contract Date;
•	confinement was prescribed by a “Physician”;
•	both the Owner and the Annuitant are alive as of the date we pay the proceeds of such total withdrawal; and
•	the request for a total withdrawal and “Due Proof of Confinement” are received by us, in good order, no later than 90 days after discharge.
An “Eligible Nursing Home” is a licensed “Long Term Care Facility” or “Hospital” providing medically necessary inpatient care that is prescribed in writing by a licensed “Physician” and is based on physical limitations which requires daily living in an institutional setting. A “Long Term Care Facility” is a facility which: (a) is located in the United States or its territories; (b) is licensed by the jurisdiction in which it located; (c) provides custodial care under the supervision of a registered nurse (R.N.); and (d) can accommodate three or more persons. A “Hospital” is a facility which: (a) is licensed as a Hospital by the jurisdiction in which it is located; (b) is supervised by a staff of licensed physicians; (c) provides nursing services 24 hours a day by, or under the supervision of, a registered nurse (R.N.); (d) operates primarily for the care and treatment of sick or injured persons as inpatients for a charge; and (e) has access to medical, diagnostic and major surgical facilities.
A “Physician” is a person other than you, the Annuitant(s) or a member of your or the Annuitant’s families who is a licensed medical doctor (M.D.) or a licensed doctor of osteopathy (D.O.), practicing within the scope of that license.
“Due Proof of Confinement” is a letter signed by an eligible Physician containing: (a) the date the Owner was confined, (b) the name and location of the Eligible Nursing Home, (c) a statement that the confinement was medically necessary in the judgment of the Physician, and (d) if applicable, the date the Owner was released from the Eligible Nursing Home.
The waiver is only applicable for total withdrawals and does not apply to partial withdrawals. The waiver described above is not available in all states and certain terms may vary depending on the state of issue as noted in your Contract. Withdrawals may be taxable and if made prior to age 59½ may be subject to a 10% penalty tax (see “VIII. Federal Tax Matters”). You should consult with your own qualified tax professional before requesting the waiver.
There are or may be situations other than those described above or elsewhere in the Prospectus (see, e.g., “Reduction or Elimination of Charges and Deductions,” below) that merit waiver of withdrawal charges, which we may consider on a case-by-case basis.
Annual Contract Fee
We deduct each year an annual Contract fee of $30 as partial compensation for the cost of providing all administrative services attributable to the Contracts and the operations of the Separate Accounts and the Company in connection with the Contracts. However, if prior to the Maturity Date the Contract Value is equal to or greater than $99,000 at the time of the fee’s assessment, we will waive the annual Contract fee. During the Accumulation Period, this administration fee is deducted on the

Contract Anniversary. It is withdrawn from each Investment Option in the same proportion that the value of such Investment Option bears to the Contract Value. If the entire Contract Value is withdrawn on a day other than the Contract Anniversary, the $30 Contract fee will be deducted from the amount paid. During the Pay-out Period, the fee is deducted on a pro-rata basis from each annuity payment.
Asset-Based Charges
We deduct asset-based charges daily to compensate us primarily for our administrative and distribution expenses, and for the mortality and expense risks we assume under the Contracts.
Administration Fee
We allocate a portion of the asset-based charges shown in the Fee Tables to help cover our administrative expenses. We deduct from each of the Subaccounts a daily charge at an annual effective rate of 0.15% of the value of each Variable Investment Option to reimburse us for administrative expenses. The charge will be reflected in the Contract Value as a proportionate reduction in the value of each Variable Investment Option. Even though administrative expenses may increase, we guarantee that the amount of the administration fees will not increase as a result.
Mortality and Expense Risks Fee
The mortality risk we assume is the risk that Annuitants may live for a longer period of time than we estimate. We assume this mortality risk by virtue of annuity payment rates incorporated into the Contract which cannot be changed. This assures each Annuitant that his or her longevity will not have an adverse effect on the amount of annuity payments. We also assume mortality risks in connection with our guarantee that, if the Contract Owner dies during the Accumulation Period, we will pay a death benefit (see “V. Description of the Contract – Accumulation Period Provisions – Death Benefit During Accumulation Period”). The expense risk we assume is the risk that the administration charges, distribution charge, or withdrawal charge may be insufficient to cover actual expenses.
To compensate us for assuming these risks, we deduct from each of the Subaccounts a daily charge at an annual effective rate of 1.50% of the value of the Variable Investment Options. The rate of the mortality and expense risks charge cannot be increased. The charge was established to continue for the duration of the contractual obligations consistent with pooling of risks, the persistency of certain risks, and the unpredictability of the time and nature of their occurrence. The charge is assessed on all active Contracts, including Contracts continued by a Spousal Beneficiary upon the death of the Contract Owner or continued under any Annuity Option payable on a variable basis. If the charge is insufficient to cover the actual cost of the mortality and expense risks assumed, we will bear the loss. Conversely, if the charge proves more than sufficient, the excess will be profit to us and will be available for any proper corporate purpose including, among other things, payment of distribution expenses. In cases where no death proceeds are payable (e.g., for Contracts continued by a non-Spousal Beneficiary upon the death of the Owner), or under the Period Certain Only Annuity Option, if available, if you elect benefits payable on a variable basis, we continue to assess the Contractual mortality and expense risks charge, although we bear only the expense risk and not any mortality risk.
Reduction or Elimination of Charges and Deductions
(John Hancock USA Contracts only; not available in New York)
We may have reduced or eliminated the amount of the charges and deductions for certain Contracts where permitted by state law. These Contracts involved sales that were made to individuals or to a group of individuals in a manner that resulted in savings of sales or maintenance expenses or that we expected to result in reduction of other risks that are normally associated with the Contracts. We determined entitlement to such a reduction in the charges or deductions in the following manner:
•	We considered the size and type of group to which sales were to be made. Generally, per-Contract sales expenses for a larger group are smaller than for a smaller group because of the ability to implement large numbers of Contracts with fewer sales contacts.
•	We considered the total amount of Purchase Payments received. Per-dollar sales expenses were likely to be less on larger Purchase Payments than on smaller ones.
•	We considered the nature of the group or class for which the Contracts were being purchased including the expected persistency, mortality or morbidity risks associated with the group or class of Contracts.

•	We considered any prior or existing relationship with us. Per-Contract sales expenses were likely to be less when there was a prior or existing relationship because of the likelihood of implementing the Contract with fewer sales contacts.
•	We considered the level of commissions paid to selling broker-dealers. Certain broker-dealers may have offered the Contract in connection with financial planning programs offered on a fee-for-service basis. In view of the financial planning fees, such broker-dealers may have elected to receive lower commissions for sales of the Contracts, thereby reducing our sales expenses.
•	There may have been other circumstances that could have resulted in reduced expenses.
If after consideration of the foregoing factors, we determined that there would be a reduction in expenses, we provided a reduction in the charges or deductions. In no event did we permit reduction or elimination of the charges or deductions where that reduction or elimination was unfairly discriminatory to any person. We reserve the right to modify, suspend or terminate any reductions or waivers of charges at any time.
Premium Taxes
We make deductions for any applicable premium or similar taxes. Currently, certain jurisdictions assess a tax of up to 4% of each Purchase Payment.
In most cases, and subject to applicable state law, we deduct a charge in the amount of the tax from the total value of the Contract only at the time of annuitization, death, surrender, or withdrawal. We reserve the right, however, to deduct the charge from each Purchase Payment at the time it is made. We compute the amount of the charge by multiplying the applicable premium tax percentage by the amount subject to tax under the applicable state law
	Premium Tax Rate[1]
State or Territory	Qualified Contracts	Nonqualified Contracts
CA	0.50%	2.35%
GUAM	4.00%	4.00%
ME [2]	0.00%	2.00%
NV	0.00%	3.50%
PR	1.00%	1.00%
SD [2]	0.00%	1.25% [3]
TX [4]	0.04%	0.04%
WV	1.00%	1.00%
WY	0.00%	1.00%
[1]	Based on the state of residence at the time the tax is assessed.
[2]	We pay premium tax upon receipt of Purchase Payment.
[3]	0.08% on Purchase Payments in excess of $500,000.
[4]	Referred to as a “maintenance fee.”

VIII.  VIII.  Federal Tax Matters
Introduction
The following discussion of the federal income tax treatment of the Contract is not exhaustive, does not purport to cover all situations, and is not intended as tax advice. The federal income tax treatment of a Contract is quite complex; please consult your own qualified tax professional with regard to the application of the law to your circumstances. This discussion is based on the Code, Treasury Department regulations, and Internal Revenue Service (“IRS”) rulings and interpretations existing on the date of this Prospectus. These authorities, however, are subject to change by Congress, the Treasury Department, and judicial decisions.
This discussion does not address state or local tax consequences associated with a Contract. Further, this discussion also does not address the potential tax and withholding rules that might apply to a Contract held by, or distributions paid to, any foreign person, including any foreign financial institution, other entity or individual. Please consult with your own tax professional if there is a possibility that a Contract might be held by, or payable to, a foreign person. In addition, we make no guarantee regarding any tax treatment – federal, state, or local – of any Contract or of any transaction involving a Contract.
Our Tax Status
We are taxed as a life insurance company. Under current tax law rules, we include the investment income (exclusive of capital gains) of a Separate Account in our taxable income and take deductions for investment income credited to our “policyholder reserves.” We are also required to capitalize and amortize certain costs instead of deducting those costs when they are incurred. We do not currently charge a Separate Account for any resulting income tax costs. We also claim certain tax credits or deductions relating to foreign taxes paid and dividends received by the Portfolios. These benefits can be material. We do not pass these benefits through to a Separate Account, principally because: (i) the deductions and credits are allowed to the Company and not the Contract owners under applicable tax law; and (ii) the deductions and credits do not represent investment return on Separate Account assets that is passed through to Contract Owners.
The Contracts permit us to deduct a charge for any taxes we incur that are attributable to the operation or existence of the Contracts or a Separate Account. Currently, we do not anticipate making a charge for such taxes. If the level of the current taxes increases, however, or is expected to increase in the future, we reserve the right to make a charge in the future. (Please note that this discussion applies to federal income tax but not to any state and local taxes.)
Special Considerations for Optional Benefits
At present, the IRS has not provided guidance as to the tax treatment of charges for optional benefits to an annuity contract. The IRS might take the position that each charge associated with these optional benefits is deemed a withdrawal from the contract subject to current income tax to the extent of any gains and, if applicable, a 10% penalty tax for premature withdrawals. We do not currently report charges for optional benefits as withdrawals, but we may do so in the future if we believe that the IRS would require us to report them as such.
If the Contract you purchased is not intended for use with a tax-qualified retirement plan or as an IRA (a “Nonqualified Contract”):
•	Any withdrawal you take ordinarily is taxable as ordinary income to the extent of any gain in the Contract at the time of the withdrawal.
•	Under current IRS guidance, we expect to determine gain on a withdrawal, including withdrawals during the “Settlement Phase” using the Contract Value. It is possible, however, that the IRS may take the position that the value of amounts guaranteed to be available in the future should also be taken into account in computing the taxable portion of a withdrawal. In that event, you may be subject to a higher amount of tax on a withdrawal.
•	Any annuity payments that you receive under an Annuity Option will be taxed in the manner described in “Taxation of Annuity Payments” below.
If the Contract you purchased is intended for use with a tax-qualified retirement plan or as an IRA (a “Qualified Contract”):
•	Please see “Roth IRAs – Conversions and Rollovers to Roth IRAs” below for additional information on the tax impact of optional benefit Riders on a conversion to a Roth IRA.

•	The amount of any required minimum distributions may be increased under federal tax rules if your Contract has an optional death benefit or other optional benefit Rider. See “General Information Regarding Qualified Contracts” below.
Please consult a qualified tax professional for information on any optional benefit Rider.
General Information Regarding Nonqualified Contracts
(Contracts Not Purchased to Fund an Individual Retirement Account or Other Qualified Plan)
Tax Deferral During Accumulation Period
Except where the Owner is not an individual, we expect our Contracts to be considered annuity contracts under section 72 of the Code. This means that, ordinarily, federal income tax on any gains in your Contract will be deferred until we actually make a distribution to you or you assign or pledge an interest in your Contract.
However, a Contract held by an Owner other than a natural person (for example, a corporation, partnership, limited liability company, trust, or other such entity) does not generally qualify as an annuity contract for tax purposes. Any increase in value therefore would constitute taxable ordinary income to such an Owner in the year earned. Notwithstanding this general rule, a Contract will ordinarily be treated as held by a natural person if the nominal Owner is a trust or other entity which holds the Contract as an agent for a natural person. This exception does not apply in the case of any employer which is the nominal owner of an annuity contract under a nonqualified deferred compensation arrangement for its employees.
In addition to the foregoing, if the Contract’s Maturity Date occurs, or is scheduled to occur, at a time when the Annuitant is at an advanced age, such as over age 95, it is possible that the Owner will be taxed currently on the annual increase in the Contract Value.
The remainder of this discussion assumes that the Contract will constitute an annuity for federal tax purposes.
Aggregation of Contracts
In certain circumstances, the IRS may determine the portion of a withdrawal from a contract that is includible in income by combining some or all of the annuity contracts owned by an individual which are not issued in connection with a Qualified Plan.
For example, if you purchase two or more deferred annuity contracts from the same insurance company (or its affiliates) during any calendar year, all such contracts will be treated as one contract for purposes of determining whether any payment not received as an annuity (including withdrawals prior to the Maturity Date) is includible in income. Thus, if during a calendar year you bought two or more of the Contracts offered by this Prospectus (which might be done, for example, in order to purchase different guarantees and/or benefits under different contracts), all of such Contracts would be treated as one Contract in determining whether withdrawals from any of such Contracts are includible in income. The IRS may also require aggregation in other circumstances. Please consult a qualified tax professional if you own or intend to purchase more than one annuity contract.
The effects of such aggregation are not always clear and depend on the circumstances. However, aggregation could affect the amount of a withdrawal that is taxable and the amount that might be subject to the 10% penalty tax described below.
Exchanges of Annuity Contracts
We may have issued the Contract in exchange for all or part of another annuity contract that you owned. Such an exchange would be tax free if certain requirements were satisfied. If you satisfied these requirements, your investment in the Contract immediately after the exchange is generally the same as that of the annuity contract you exchanged, increased by any Additional Purchase Payment you made as part of the exchange. Your investment in the Contract may be more, less or the same as the Contract Value immediately after the exchange. If your Contract Value exceeds your investment in the Contract, that excess represents gain in the Contract. You have to include that gain in your gross income if you subsequently take a withdrawal or distribution from the Contract (e.g., as a partial surrender, full surrender, annuity payment, or death benefit), or are deemed to receive a distribution (e.g., through a collateral assignment) from the Contract.
In Revenue Procedure 2011-38, the IRS amended the tax rules applicable to the partial exchange of an annuity contract for another annuity contract, effective for partial exchanges that occur after October 23, 2011. If you exchange part of an existing Contract after that date, and within 180 days of the exchange you receive a payment (e.g., you make a withdrawal) from either contract, all or a portion of the amount received could be includible in your income and also subject to a 10% penalty tax. The IRS has announced that it will apply general tax principles to determine the consequences of receiving such a payment. For example, the IRS could treat the payment as taxable only to the extent of the gain in the particular contract from which the payment was received. Alternatively, the IRS could determine that the payment was an integrated part of the exchange. In that case, the payment would be taxable to the extent of all the gain accumulated in the original Contract at the time of the partial exchange, regardless of whether the payment came from the original Contract or from the contract received in the exchange. Application of general tax principles is dependent on the facts and circumstances of each case. However, amounts received as an annuity during the 180-day period are not subject to the new rules, provided that the annuity payments will be made for a period of at least 10 years or for a life or joint lives.
EXAMPLE: An annuity Contract had $100,000 of Contract Value, of which $56,000 was gain and $44,000 was the Owner’s investment in the Contract, or “cost basis.” After October 23, 2011, the Owner did a partial exchange of 25% of the Contract Value for a new annuity contract. Of the $25,000 transferred to the new contract, $14,000 represents gain and $11,000 represents cost basis transferred from the original Contract. Two months after the partial exchange, the Owner takes a withdrawal from the new contract in the amount of $17,000. If the IRS treats the withdrawal as a distribution from the new contract, only $14,000 will be taxable as a distribution of income ($25,000 of contract value – $11,000 of cost basis in the new contract). If instead the IRS determines that the withdrawal is part of the exchange, the entire $17,000 is taxable as income because there was $56,000 of gain in the original Contract at the time of the exchange.
Please consult with your own qualified tax professional in connection with an exchange of all or part of a Contract for another annuity contract, especially if you make a withdrawal from either contract after the exchange. The date a partial exchange occurs will be a factor in determining the tax treatment of subsequent withdrawals and other distributions from either contract.
Loss of Interest Deduction Where Contracts are Held by or for the Benefit of Certain Non-Natural Persons
In the case of Contracts issued after June 8, 1997 to a non-natural taxpayer (such as a corporation or a trust), or held for the benefit of such an entity, a portion of otherwise deductible interest may not be deductible by the entity, regardless of whether the interest relates to debt used to purchase or carry the Contract. However, this interest deduction disallowance does not affect Contracts where the income on such Contracts is treated as ordinary income that is received or accrued by the Owner during the taxable year. Entities that have purchased the Contract, or entities that will be Beneficiaries under the Contract, should consult a qualified tax professional.
Taxation of Annuity Payments
When we make payments under a Nonqualified Contract in the form of an annuity, normally a portion of each annuity payment is taxable as ordinary income. The taxable portion of an annuity payment is equal to the excess of the payment over the exclusion amount.
In the case of Variable Annuity payments, the exclusion amount is the investment in the Contract when payments begin to be made divided by the number of payments expected to be made (taking into account the Annuitant’s life expectancy and the form of annuity benefit selected). In the case of Fixed Annuity payments, the exclusion amount is based on the investment in the Contract and the total expected value of Fixed Annuity payments for the term of the Contract (determined under Treasury Department regulations). In general, your investment in the Contract equals the aggregate amount of premium payments you have made over the life of the Contract, reduced by any amounts previously distributed from the Contract that were not subject to income-tax. A simplified method of determining the taxable portion of annuity payments applies to Contracts issued in connection with certain Qualified Plans other than IRAs.
Once you have recovered your total investment in the Contract tax-free, further annuity payments will be fully taxable. If annuity payments cease because the Annuitant dies before all of the investment in the Contract is recovered, the unrecovered amount generally will be allowed as a deduction on the Annuitant’s last tax return or, if there is a Beneficiary entitled to receive further payments, will be distributed to the Beneficiary as described more fully below under “Taxation of Death Benefit Proceeds.”
Section 72(a)(2) of the Code permits partial annuitization of an annuity contract and specifies that the cost basis, or investment in the contract, be allocated pro rata between the portion of the contract being annuitized and the portion of the contract remaining deferred. We do not permit you to apply any amount less than your entire Contract Value to the Annuity Options available under your Contract. Accordingly, any portion of your Contract that you withdraw to be annuitized will be reported to the IRS as a taxable distribution unless you transfer it into another contract in a partial exchange conforming to the rules of section 1035 of the Code and Rev. Proc. 2011-38. Any such withdrawal, whether carried out as a tax-deferred partial exchange or as a taxable withdrawal, will be subject to withdrawal charges.
Surrenders, Withdrawals, Transfers and Death Benefits
When we make a single sum payment consisting of the entire value of your Contract, you have ordinary taxable income to the extent the payment exceeds your investment in the Contract (discussed above). Such a single sum payment can occur, for example, if you surrender your Contract before the Maturity Date or if you or your Beneficiary do not select an extended payment option for a death benefit payment.
When you take a withdrawal from a Contract before the Maturity Date (or Annuity Commencement Date, if earlier), including a payment under a systematic withdrawal plan or guaranteed minimum withdrawal benefit, all or part of the payment may constitute taxable ordinary income to you. If, on the date of withdrawal, the total value of your Contract exceeds the investment in the Contract, the excess will be considered gain and the withdrawal will be taxable as ordinary income up to the amount of such gain. If a withdrawal exceeds the gain in your Contract, the excess amount is a tax-free return of your investment in the Contract. If you have recovered your entire investment in the Contract, any additional withdrawals based upon a Rider guarantee will be subject to income tax. If you assign or pledge any part of your Contract Value, the value so pledged or assigned is taxed the same way as an actual withdrawal.
For purposes of determining the amount of taxable income resulting from a single sum payment or a withdrawal, all nonqualified annuity contracts issued by us or our affiliates to the Owner within the same calendar year will be treated as if they were a single contract. Taxable withdrawals may also be subject to a penalty tax for premature withdrawals as explained below.
When an individual Owner transfers ownership of a Contract without receiving full and adequate consideration, the transfer is taxed like a surrender. The transferor must include in gross income the amount by which the cash surrender value exceeds any investment in the Contract. The amount included in income may also be subject to a penalty tax for premature withdrawals as explained below. The new Owner's investment in the Contract is increased by the amount included in the transferor's gross income as a result of the transfer. These tax issues may apply, for example, in situations where the Owner and the Annuitant are not the same person and are not married to each other. A qualified tax professional should be consulted in those situations. However, these tax rules do not apply to a transfer between Spouses or a transfer to a former Spouse incident to a divorce under Code section 1041.
Taxation of Death Benefit Proceeds
All or part of any death benefit proceeds may constitute a taxable payout of earnings. A death benefit payment generally results in taxable ordinary income to the extent of gain in the Contract.
Amounts may be distributed from a Contract because of the death of an Owner or the Annuitant. During the Accumulation Period, death benefit proceeds are includible in income as follows:
•	if distributed in a single sum payment under our current administrative procedures, they are taxed in the same manner as a full withdrawal, as described above; or
•	if distributed under an Annuity Option, they are taxed in the same manner as annuity payments, as described above; or
•	if distributed as a series of withdrawals over the Beneficiary’s life expectancy, they are taxable to the extent there is gain in the Contract.
After a Contract matures and annuity payments begin, if the Contract guarantees payments for a stated period and the Annuitant dies before the end of that period, payments made to the Beneficiary for the remainder of that period are includible in the Beneficiary’s income as follows:
•	if received in a single sum, they are includible in income to the extent that they exceed the unrecovered investment in the Contract at that time; or
•	if distributed in accordance with an existing Annuity Option other than a Period Certain Only Annuity Option, they are fully excludible from income until the remaining investment in the Contract has been recovered, and all annuity benefit payments thereafter are fully includible in income; or

•	if distributed in accordance with an existing Period Certain Only Annuity Option, the payments are taxed the same as the annuity payments made before death. A portion of each annuity payment is includible in income and the remainder is excluded from income as a return of the investment in the Contract.
Penalty Tax on Premature Distributions
There is a 10% penalty tax on the taxable portion of any payment from a Nonqualified Contract. Exceptions to this penalty tax include distributions:
•	received on or after the date on which the Contract Owner reaches age 59½;
•	attributable to the Contract Owner becoming disabled (as defined in the tax law);
•	made to a Beneficiary on or after the death of the Contract Owner or, if the Contract Owner is not an individual, on or after the death of the primary Annuitant;
•	made as a series of substantially equal periodic payments (not less frequently than annually) for the life (or life expectancy) of the Contract Owner or for the joint lives (or joint life expectancies) of the Owner and designated Beneficiary;* or
•	made with respect to certain annuities issued in connection with structured settlement agreements.
*  You may be subject to a retroactive application of the penalty tax, plus interest, if you begin taking a series of substantially equal periodic payments (Life Expectancy Distribution) and then modify the payment pattern (other than by reason of death or disability) before the later of your turning age 59½ and the passage of five years after the date of the first payment.
Diversification Requirements
Your Contract will not qualify for the tax benefits of an annuity contract unless the Separate Account follows certain rules requiring diversification of investments underlying the Contract. In addition, the rules require that the Contract Owner not have “investment control” over the underlying assets.
In certain circumstances, the Owner of a variable annuity contract may be considered the Owner, for federal income tax purposes, of the assets of the separate account used to support the contract. In those circumstances, income and gains from the separate account assets would be includible in the Contract Owner's gross income. The IRS has stated in published rulings that a variable contract owner will be considered the owner of separate account assets if the Contract Owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. A Treasury Decision issued in 1986 stated that guidance would be issued in the form of regulations or rulings on the “extent to which Policyholders may direct their investments to particular subaccounts of a separate account without being treated as owners of the underlying assets.” As of the date of this Prospectus, no comprehensive guidance on this point has been issued. In Rev. Rul. 2003-91, however, the IRS ruled that a contract holder would not be treated as the owner of assets underlying a variable annuity contract despite the owner’s ability to allocate funds among as many as twenty subaccounts.
The ownership rights under your Contract are similar to, but different in certain respects from, those described in IRS rulings in which the IRS determined that Contract Owners were not owners of separate account assets. Since you have greater flexibility in allocating premiums and Contract Value than was the case in those rulings, it is possible that you would be treated as the owner of your Contract’s proportionate share of the assets of the Separate Account.
We do not know what future Treasury Department regulations or other guidance may require. We cannot guarantee that an underlying Portfolio will be able to operate as currently described in its prospectus, or that a Portfolio will not have to change any of its investment objectives and policies. We have reserved the right to modify your Contract if we believe doing so will prevent you from being considered the owner of your Contract’s proportionate share of the assets of the Separate Account, but we are under no obligation to do so.
Medicare Tax on Unearned Income
A new Medicare tax applies to certain unearned income at a maximum rate of 3.8% for taxable years beginning after December 31, 2012. Also referred to as the Net Investment Income tax, the tax is imposed on an amount equal to the lesser of (a) “net investment income” or (b) the excess of the taxpayer’s modified adjusted gross income over a specified income threshold ($250,000 for married couples filing jointly, $125,000 for married couples filing separately, and $200,000 for everyone else). “Net investment income,” for these purposes, includes the excess (if any) of gross income from annuities, interest, dividends, royalties and rents, and certain net gain, over allowable deductions, as such terms are defined in the Code or as may be defined in future Treasury Regulations or IRS guidance. The term “net investment income” does not include any distribution from a plan or arrangement described in Code sections 401(a), 403(a), 403(b), 408 (i.e., IRAs), 408A (i.e., Roth IRAs) or 457(b).
Please consult a qualified tax professional for further information about the impact of the additional Medicare Tax on your individual circumstances.
Puerto Rico Nonqualified Contracts
Distributions from Puerto Rico annuity contracts issued by us are subject to federal income taxation, withholding and reporting requirements as well as Puerto Rico tax laws. Both jurisdictions impose a tax on distributions. Under federal requirements, distributions are deemed to be income first. Under the Puerto Rico tax laws, however, distributions from a Contract not purchased to fund a Qualified Plan (“Nonqualified Contract”) are generally treated as a non-taxable return of principal until the principal is fully recovered. Thereafter, all distributions under a Nonqualified Contact are fully taxable. Puerto Rico does not currently impose an early withdrawal penalty tax on premature distributions from a Nonqualified Contract. The Code, however, does impose such a penalty and bases it on the amount that is taxable under federal rules.
Annuitized distributions under a Nonqualified Contract are treated as part taxable income and part non-taxable return of principal. With annuitization, the annual amount excluded from gross income under Puerto Rico tax law is equal to the amount of the distribution in excess of 3% of the total Purchase Payments paid, until an amount equal to the total Purchase Payments paid has been excluded. Thereafter, the entire distribution from a Nonqualified Contract is included in gross income. For federal income tax purposes, however, the portion of each annuity payment that is subject to tax is computed on the basis of investment in the Contract and the expected payout. Generally Puerto Rico does not require income tax to be withheld from distributions of income from Nonqualified Contracts. Although Puerto Rico allows a credit against its income tax for taxes paid to the federal government, you may not be able to use the credit fully.
General Information Regarding Qualified Contracts
(Contracts Purchased to Fund an Individual Retirement Account or Other Qualified Plan)
Numerous special tax rules apply to the participants in certain types of retirement plans that receive favorable treatment under the Code (“Qualified Plans”), and to the Contracts used in connection with these plans. We provide a brief description of types of Qualified Plans in this Prospectus and in the SAI, but make no attempt to provide more than general information in this Prospectus and the SAI about use of the Contracts with the various types of Qualified Plans.
When we issued a Contract in connection with a Qualified Plan (“Qualified Contract”), we may have amended the Contract as necessary to conform to the requirements of the Code. We have no responsibility, however, for determining whether a particular retirement plan or a particular contribution to the plan satisfies the applicable requirements of the Code, or whether a particular employee is eligible for inclusion under a plan. Your rights to any benefits under the plan may be subject to the terms and conditions of the plan itself, regardless of the terms and conditions of the Contracts.
Please consult a qualified tax professional for specific information about the impact of tax rules and plan requirements on your particular facts and circumstances.
Additional Purchase Payments to Qualified Contracts
You may make Additional Purchase Payments to a Qualified Contract, subject to our requirements and limitations for Additional Purchase Payments (see “V. Description of the Contract – Purchase Payments” for information on our Additional Purchase Payment requirements and limitations):
•	as a transfer from a traditional IRA to a Contract issued as a traditional IRA;
•	as a direct or indirect rollover* from a retirement plan qualified under sections 401(a), 403(a) or 403(b) of the Code or a governmental deferred compensation plan described in section 457 of the Code to a Contract issued either as a traditional IRA or as a Roth IRA; or
•	by making annual contributions to the extent permitted under the Code.
*  We use the term “direct rollovers” to refer to amounts that a Qualified Plan remits directly to us as an Additional Purchase Payment. We use the term “indirect rollovers” to refer to amounts that you may receive from a Qualified Plan, and then remit to us as an Additional Purchase Payment. The Code permits an indirect rollover to be tax-deferred if it is contributed to an IRA within 60 days of receipt. Note that an individual can make only one indirect rollover from his IRA(s) during any 12-month period. The tax law does not limit the number of indirect rollovers from other Qualified Plans to an IRA.
Distribution Requirements
The Code imposes requirements on Qualified Plans to comply with minimum distribution requirements. We provide general information, below, on minimum distribution requirements for traditional IRAs, Roth IRAs and certain other Qualified Plans.
Traditional IRAs
Section 408 of the Internal Revenue Code (“Code”) permits eligible individuals to contribute to an individual retirement program known as an Individual Retirement Annuity (“IRA”) or traditional IRA (to distinguish it from the Roth IRA discussed below).
Contracts issued as traditional IRAs are subject to limits on the amounts that may be contributed, the persons who may be eligible and the time when distributions may commence. Under the tax rules, the Owner and the Annuitant may not be different individuals. If a co-Annuitant is named, all distributions made while the Annuitant is alive must be made to the Annuitant. The Contract does not qualify for use in connection with an Education IRA under section 530 of the Code.
The Contract may be issued with a death benefit or certain benefits provided by an optional Rider. The presence of such benefits may increase the amount of any required minimum distributions for IRAs and other Contracts subject to the Required Minimum Distribution (“RMD”) rules.
Under our administrative rules beginning February 2009, we do not permit a Beneficiary of a Contract intended for use as a traditional IRA to purchase a new optional benefit Rider if the Beneficiary elected to maintain it as an inherited IRA or an inherited Roth IRA.
Contributions to a Traditional IRA
Eligible rollover distributions from certain types of qualified retirement plans may be rolled over on a tax-deferred basis into a traditional IRA by former participants in the plans. For these purposes, eligible rollover distributions include lump sum amounts payable from the plan upon termination of employment, termination of the plan, disability or retirement. Eligible rollover distributions do not include (i) required minimum distributions as described in section 401(a)(9) of the Code, (ii) certain distributions for life, life expectancy, or for 10 years or more which are part of a “series of substantially equal periodic payments,” and (iii) if applicable, certain hardship withdrawals.
If you are the surviving Spouse and “designated beneficiary” (as defined in the tax law) of a participant in a tax-qualified retirement account, you may make a direct rollover contribution as an Additional Purchase Payment to a Contract issued as a traditional IRA to the extent permitted. See “V. Description of the Contract – Purchase Payments” for information on our Purchase Payment requirements.
Distributions from a Traditional IRA
In general, unless you rolled over non-deductible contributions from any other Qualified Plan or made non-deductible contributions to your Contract, all amounts paid out from a traditional IRA Contract (in the form of an annuity, a single sum, death benefits or partial withdrawal), are taxable as ordinary income to you or to your beneficiary for payments made after your death. You may incur an additional 10% penalty tax if you surrender the Contract or make a withdrawal before you reach age 59½, unless certain exceptions apply as specified in section 72(t) of the Code. If any part of your direct rollover from a tax-qualified retirement plan includes after-tax contributions to the plan, or if you have made any non-deductible contributions to a Contract issued as a traditional IRA, part of any withdrawal or surrender distribution, single sum, death proceeds or annuity payment from the Contract may be excluded from taxable income when received.
You may make tax-deferred direct transfers from a Contract held as a Traditional IRA to another Traditional IRA. If instead you take a withdrawal with the intent to roll the proceeds to another IRA as an indirect rollover, you should be aware of certain limitations under the tax law. You must complete any indirect rollover within 60 days of receiving the withdrawal. Moreover, during any 12- month period, you can make only one indirect rollover, with respect to all IRAs you own including Roth IRAs. Any additional indirect rollover attempted during the 12-month period will be treated as a distribution, subject to income tax and potentially the 10% penalty tax.

A Beneficiary who is not your Spouse may make a direct transfer to an inherited IRA of the amount otherwise distributable to him or her under a Contract issued as a traditional IRA.
Required Minimum Distributions from a Traditional IRA
Note: Under the federal CARES Act, the obligation to take any required minimum distribution during 2020 is waived.
Treasury Department regulations prescribe required minimum distribution (“RMD”) rules governing the time at which distributions from a traditional IRA to the Owner and Beneficiary must commence and the form in which the distributions must be paid. These special rules may also require the length of any guarantee period to be limited. They also affect the restrictions that the Owner may impose on the timing and manner of payment of death benefits to beneficiaries or the period of time over which a Beneficiary may extend payment of the death benefits under the Contract. In addition, the presence of the death benefit or a lifetime income benefit feature may affect the amount of the RMD that must be made under the Contract. Failure to comply with RMD requirements will result in the imposition of an excise tax, generally 50% of the amount by which the amount required to be distributed exceeds the actual distribution. In the case of IRAs (other than Roth IRAs), distributions of minimum amounts (as specified in the tax law) to the Owner must commence by April 1 of the calendar year following the calendar year in which the Owner turns age 70½, for those Contract Owners born before July 1, 1949. For Contract Owners born after June 30, 1949, distributions of minimum amounts must commence by April 1 of the calendar year following the calendar year in which the Owner turns age 72. The amount that must be distributed each year is computed on the basis of the Owner’s age, the value of the Contract (taking into account both the account balance and the actuarial present value of other benefits provided under the Contract), and the value of all other traditional IRAs owned by the taxpayer.
Distributions made from traditional IRAs (and Roth IRAs) after the Owner’s death must also comply with RMD requirements. Different rules governing the timing and the manner of payments apply, depending on whether the designated beneficiary is an individual and, if so, the Owner’s Spouse, or an individual other than the Owner’s Spouse. If you wish to impose restrictions on the timing and manner of payment of death benefits to your designated beneficiary or if your Beneficiary wishes to extend over a period of time the payment of the death benefits under your Contract, please consult your own qualified tax professional.
If you make a direct transfer of all the value from a traditional IRA to any other traditional IRA, the minimum distribution requirements (and taxes on the distributions) apply to amounts withdrawn from the other traditional IRA.
Penalty Tax on Premature Distributions from a Traditional IRA
A 10% penalty tax may be imposed on the taxable amount of any payment from a traditional IRA. The penalty tax does not apply to a payment:
•	received on or after the date on which the Contract Owner reaches age 59½;
•	received on or after the Contract Owner’s death or because of the Contract Owner’s disability (as defined in the tax law); or
•	made as a series of substantially equal periodic payments (not less frequently than annually) for the life (or life expectancy) of the Contract Owner or for the joint lives (or joint life expectancies) of the Contract Owner and designated beneficiary.*
*   You may be subject to a retroactive application of the penalty tax, plus interest, if you begin taking a series of substantially equal periodic payments and then modify the payment pattern (other than by reason of death or disability) before the later of your turning age 59½ and the passage of five years after the date of the first payment.
In addition, the penalty tax does not apply to certain distributions from IRAs that are used for first time home purchases or for higher education expenses, or to distributions made to certain eligible individuals called to active duty after September 11, 2001. Special conditions must be met to qualify for these three exceptions to the penalty tax. If you wish to take a distribution from a traditional IRA for these purposes, please consult with your own qualified tax professional.
Exceptions from the penalty tax also apply to certain distributions taken for qualified birth or adoption expenses, certain qualified disaster distributions, as well as certain coronavirus-related distributions made during calendar year 2020. The Code also provides for the opportunity to repay such distributions to an eligible retirement plan, including an IRA. Please consult with your own qualified tax professional to determine whether you qualify for any of these exceptions and what tax treatment will apply to the distribution and any repayment.

If you roll over a Contract issued as a traditional IRA to a Roth IRA by surrendering the Contract and purchasing a Roth IRA, you may be subject to federal income taxes, including withholding taxes. Please read “Conversion or Rollover to a Roth IRA,” below, for more information.
Roth IRAs
Section 408A of the Code permits eligible individuals to contribute to a type of IRA known as a Roth IRA. Roth IRAs are generally subject to the same rules as traditional IRAs, but they differ in certain significant ways with respect to the taxation of contributions and distributions.
Contributions to a Roth IRA
Unlike a traditional IRA, contributions to a Roth IRA are not deductible. As with a traditional IRA, eligible rollover distributions from certain types of qualified retirement plans may be directly rolled over into a Roth IRA by former participants in the plan. For these purposes, eligible rollover distributions include lump sum amounts payable from the plan upon termination of employment, termination of the plan, disability or retirement. Eligible rollover distributions do not include (i) required minimum distributions as described in section 401(a)(9) of the Code, (ii) certain distributions for life, life expectancy, or for 10 years or more which are part of a “series of substantially equal periodic payments,” and (iii) if applicable, certain hardship withdrawals.
Federal income tax will apply to direct rollovers from “non-Roth” accounts in retirement plans described in sections 401(a), 403(a), 403(b) of the Code or a governmental deferred compensation plan described in section 457(b) of the Code to Contracts issued as Roth IRAs. Please read “Rollover to a Roth IRA,” below, for more information. Under current rules, direct rollovers from “Roth” accounts in a 401(k) retirement plan to Contracts issued as Roth IRAs generally are not subject to federal income tax.
Distributions from a Roth IRA
Unlike a traditional IRA, distributions from Roth IRAs need not commence after the Owner turns age 70½ or 72. Distributions must, however, begin after the Owner’s death. Distributions after the Owner’s death must comply with the minimum distribution requirements described above for traditional IRAs. (Note: Under the federal CARES Act, the obligation to take any required minimum distribution during 2020 is waived.) Different rules governing the timing and the manner of payments apply, depending on whether the designated beneficiary is an individual and, if so, the Owner’s Spouse, or an individual other than the Owner’s Spouse.
If you wish to impose restrictions on the timing and the manner of payment of death proceeds to your designated beneficiary or if your Beneficiary wishes to extend payment of the Contract death proceeds over a period of time, please consult your own qualified tax professional. Under our administrative rules beginning February 2009, we do not permit a Beneficiary of a Contract intended for use as a Roth IRA to purchase a new optional benefit Rider if the Beneficiary elected to maintain it as a Roth IRA.
Qualified distributions from a Roth IRA are excluded from income. A qualified distribution for these purposes is a distribution that satisfies two requirements. First, the distribution must be made in a taxable year that is at least five years after the first taxable year for which a contribution to any Roth IRA established for the Contract Owner was made. Second, the distribution must be:
•	made after the Owner turns age 59½;
•	made after the Owner’s death;
•	attributable to the Owner being disabled; or
•	a qualified first-time homebuyer distribution within the meaning of section 72(t)(2)(F) of the Code.
A direct transfer from a Contract issued as a Roth IRA to another Roth IRA is not subject to income tax. However, during any 12- month period, you can make only one indirect rollover with respect to all IRAs you own, including Roth IRAs.

Penalty Tax on Premature Distributions from a Roth IRA
Taxable distributions before age 59½ may also be subject to a 10% penalty tax. This early distribution penalty may also apply to amounts converted to a Roth IRA that are subsequently distributed within a 5-taxable year period beginning in the year of conversion. Please read “Penalty Tax on Premature Distributions from a Traditional IRA,” above, for more information.
The state tax treatment of a Roth IRA may differ from the federal income tax treatment of a Roth IRA. Please seek independent tax advice if you intend to use the Contract in connection with a Roth IRA.
Conversion or Rollover to a Roth IRA
You can convert a traditional IRA to a Roth IRA. You also can initiate a direct rollover distribution from a retirement plan described in sections 401(a), 403(a) or 403(b) of the Code or a governmental deferred compensation plan described in section 457(b) of the Code to a Roth IRA Contract. The Roth IRA annual contribution limit does not apply to conversion or rollover amounts, but you must satisfy our requirements for Additional Purchase Payments. See “V. Description of the Contract – Purchase Payments” for additional information.
You must pay tax on any portion of a conversion or rollover amount that would have been taxed if you had not converted or rolled over to a Roth IRA. If you convert a Contract issued as a traditional IRA to a Roth IRA, the amount deemed to be the conversion amount for tax purposes may be higher than the Contract Value because of the deemed value of guarantees. If you convert a Contract issued as a traditional IRA to a Roth IRA, you may instruct us not to withhold any of the conversion amount for taxes and remittance to the IRS. If you do instruct us to withhold for taxes when converting a Contract issued as a traditional IRA to a Roth IRA, we will treat any amount we withhold as a withdrawal from your Contract, which could result in an Excess Withdrawal and a reduction in the benefit value of any elected optional guarantee Rider, in a proportion determined by the Rider. Please read “VI. Optional Benefits” for more information about the impact of withdrawals.
If you direct the sponsor or administrator to transfer a rollover amount from your “non-Roth” Qualified Plan to a Roth IRA Contract, there is no mandatory tax withholding that applies to the rollover amount. A direct rollover to a Roth IRA is not subject to mandatory tax withholding, even though the distribution is includible in gross income.
Current tax law no longer imposes a restriction based on adjusted gross income on a taxpayer’s ability to convert a traditional IRA or other qualified retirement accounts to a Roth IRA. Accordingly, taxpayers with more than $100,000 of adjusted gross income may now convert such assets to a Roth IRA. Generally, the amount converted to a Roth IRA is included in ordinary income for the year in which the account was converted. Given the taxation of Roth IRA conversions and the potential for an early distribution penalty tax, you should consider the resources that you have available, other than your retirement plan assets, for paying any taxes that would become due the year of any such conversion or a subsequent year. Please seek independent qualified tax advice if you intend to use the Contract in connection with a Roth IRA.
You are not subject to federal income tax on a direct rollover of distributions from a Roth account in another Qualified Plan permitted to be rolled over into a Contract issued as a Roth IRA, or from a Contract issued as a Roth IRA to another Roth IRA.

Other Qualified Plans
You may have purchased a Qualified Contract for use in connection with certain retirement plans that receive favorable treatment under the Code, but are not traditional IRAs or Roth IRAs. The other types of retirement plans (“Other Qualified Plans”) include:
Other Qualified Plan Type
SIMPLE IRA Plans	In general, under Section 408(p) of the Code a small business employer may establish a SIMPLE IRA plan if the employer employed no more than 100 employees earning at least $5,000 during the preceding year. Under a SIMPLE IRA plan both employees and the employer make deductible contributions. SIMPLE IRAs are subject to various requirements, including limits on the amounts that may be contributed, the persons who may be eligible, and the time when distributions may commence. The requirements for minimum distributions from a SIMPLE IRA plan are generally the same as those discussed above for distributions from a traditional IRA. The rules on taxation of distributions are also similar to those that apply to a traditional IRA with a few exceptions.
Simplified Employee Pensions (SEP-IRAs)	Section 408(k) of the Code allows employers to establish simplified employee pension plans for their employees, using the employees’ IRAs for such purposes, if certain criteria are met. Under these plans the employer may, within specified limits, make deductible contributions on behalf of the employees to IRAs. The requirements for minimum distributions from a SEP-IRA, and rules on taxation of distributions from a SEP-IRA, are generally the same as those discussed above for distributions from a traditional IRA.
Section 403(b) Plans or Tax-Sheltered Annuities	Section 403(b) of the Code permits public school employees and employees of certain types of tax-exempt organizations to have their employers purchase annuity contracts for them and, subject to certain limitations, to exclude the Purchase Payments from gross income for tax purposes. There also are limits on the amount of incidental benefits that may be provided under a tax-sheltered annuity. These Contracts are commonly referred to as “tax-sheltered annuities.” Please see the SAI for information on withdrawal restrictions under Section 403(b) Plans. You may request a copy of the SAI from the Annuities Service Center.
Corporate and Self- Employed Pension and Profit-Sharing Plans (H.R.10 and Keogh)	Sections 401(a) and 403(a) of the Code permit corporate employers to establish various types of tax-deferred retirement plans for employees. The Self-Employed Individuals’ Tax Retirement Act of 1962, as amended, commonly referred to as “H.R. 10” or “Keogh,” permits self-employed individuals to establish tax-favored retirement plans for themselves and their employees. Such retirement plans may permit the purchase of annuity contracts in order to provide benefits under the plans; however, there are limits on the amount of incidental benefits that may be provided under pension and profit sharing plans.
Deferred Compensation Plans of State and Local Governments and Tax- Exempt Organizations	Section 457 of the Code permits employees of state and local governments and tax-exempt organizations to defer a portion of their compensation without paying current taxes. The employees must be participants in an eligible deferred compensation plan. A Section 457 plan must satisfy several conditions, including the requirement that it must not permit distributions prior to your separation from service (except in the case of an unforeseen emergency). When we make payments under a Section 457 Contract, the payment is taxed as ordinary income.Please see the SAI for information on restrictions under the Texas Optional Retirement Program. You may request a copy of the SAI from the Annuities Service Center.
In the case of a Contract held by the trustee of a Qualified Plan, references to the Owner in the discussion below should be read to mean the employee named as the Annuitant on the Contract.

Collecting and Using Information
Through your participation in a Qualified Plan, the Company, your employer, your Plan administrator, and your Plan sponsor collect various types of confidential information you provide in your agreements, such as your name and the name of any Beneficiary, Social Security Numbers, addresses, and occupation information. The Company, your employer, the Plan administrator, and your Plan sponsor also collect confidential information relating to your Plan transactions, such as Contract Values, Purchase Payments, withdrawals, transfers, loans and investments. In order to comply with IRS regulations and other applicable law in servicing your Contract, the Company, your employer, the Plan administrator and the Plan sponsor may be required to share such confidential information among themselves, other current, former or future providers under your Qualified Plan, and among their employees. By maintaining a Contract for use in a Qualified Plan or by intending to make an Additional Purchase Payment, transfer of ownership, transfer, or withdrawal, you consent to such sharing of confidential information. The Company will not disclose any such confidential information to anyone, except as permitted by law or in accordance with your consent.
Contributions to Other Qualified Plans
You may make Additional Purchase Payments through rollovers or conversions only from certain types of Qualified Plans or by making annual contributions to the extent permitted under the Code and by us. See “V. Description of the Contract – Purchase Payments” for information on our Purchase Payment requirements.
We have no responsibility for determining whether a particular retirement plan or a particular contribution to the plan satisfies the applicable requirements of the Code and the plan. In general, the Code imposes limitations on the amount of annual compensation that can be contributed into Other Qualified Plans and contains rules to limit the total amount you can contribute to all of your IRAs and Other Qualified Plans. Trustees and administrators of Other Qualified Plans may, however, generally invest and reinvest existing plan assets without regard to such Code imposed limitations on contributions. Certain distributions from Other Qualified Plans may be transferred directly to another plan, unless funds are added from other sources, without regard to such limitations.
Distributions from Other Qualified Plans
If permitted under your plan, you may take a withdrawal in the form of a distribution:
•	from a Contract intended for use with any Qualified Plan (other than a section 457 deferred compensation plan maintained by a tax-exempt organization) and make a “tax-free rollover” to a traditional IRA;
•	from a Contract intended for use with any Qualified Plan (other than a section 457 deferred compensation plan maintained by a tax-exempt organization) and make a “tax-free rollover” to a SIMPLE IRA, but only after the 2-year period beginning on the date the individual first participated in any qualified salary reduction arrangement maintained by the individual’s employer*; or
•	from a Contract intended for use with a retirement plan qualified under sections 401(a), 403(a) or 403(b) of the Code or a governmental deferred compensation plan described in section 457(b) of the Code and make a “tax-free rollover” to any such plans.
*   Note that if your Contract is a SIMPLE IRA, it does not accept a rollover from any Qualified Plan other than another SIMPLE IRA.
In addition, if your Spouse is your designated beneficiary and survives you, he or she is permitted to take a distribution from a Contact intended for use with your tax-qualified retirement account and make a “tax-free rollover” to another tax-qualified retirement account in which your surviving Spouse participates, to the extent permitted by your surviving Spouse’s plan. A Beneficiary who is not your surviving Spouse may, if permitted by the plan, make a direct rollover to a traditional IRA of the amount otherwise distributable to him or her upon your death under a Contract that is held as part of a retirement plan described in sections 401(a), 403(a) or 403(b) of the Code or a governmental deferred compensation plan described in section 457(b) of the Code. The IRA is treated as an inherited IRA of the non-Spouse Beneficiary. A Spouse Beneficiary may also make a direct rollover to an inherited IRA.
You may make a “tax-free rollover” to a Roth IRA from a Contract intended for use as a Roth account in a retirement plan described in section 401(a) or section 403(b) of the Code or a governmental deferred compensation plan described in section 457(b) of the Code.

In lieu of taking a distribution from your plan (including a Section 457 deferred compensation plan maintained by a tax-exempt organization), your plan may permit you to make a direct trustee-to-trustee transfer of a Qualified Contract from the plan.
Current Treasury Department regulations provide a simplified method to determine the taxable portion of annuity payments under Contracts issued in connection with Other Qualified Plans. Please consult with a qualified tax professional for further information.
Required Minimum Distributions from Other Qualified Plans
Note: Under the federal CARES Act, the obligation to take any required minimum distribution is waived for 2020.
Treasury Department regulations prescribe RMD rules governing the time at which distributions from Other Qualified Plans to the Owner and Beneficiary must commence and the form in which the distributions must be paid. These rules are substantially similar to the RMD rules described above for a traditional IRA, except that distributions of required minimum amounts must generally commence by the later of two dates as described below.
For a Qualified Plan participant born before July 1, 1949, required minimum distributions must generally begin by the later of:
•	April 1 of the calendar year following the calendar year in which the Qualified Plan participant turns 70½, or
•	April 1 of the calendar year following the calendar year in which Qualified Plan participant (other than a 5% owner) retires from the employer that sponsored the Qualified Plan.
For a Qualified Plan participant born after June 30, 1949, required minimum distributions must generally begin by the later of:
•	April 1 of the calendar year following the calendar year in which the Qualified Plan participant turns 72, or
•	April 1 of the calendar year following the calendar year in which the Qualified Plan participant (other than a 5% owner) retires from the employer that sponsored the Qualified Plan.
Penalty Tax on Premature Distributions from Other Qualified Plans
A 10% penalty tax may be imposed on the taxable amount of any payment from certain Qualified Contracts (but generally not section 457 plans). (The amount of the penalty tax is 25% of the taxable amount of any payment received from a SIMPLE retirement account during the 2-year period beginning on the date the individual first participated in any qualified salary reduction arrangement maintained by the individual’s employer.) There are exceptions to this penalty tax which vary depending on the type of Qualified Plan. In the case of distributions from certain Qualified Contracts, including a SIMPLE IRA, the penalty tax does not apply to a payment:
•	received on or after the date on which the Contract Owner reaches age 59½;
•	received on or after the Contract Owner’s death or because of the Contract Owner’s disability (as defined in the tax law); or
•	made as a series of substantially equal periodic payments (not less frequently than annually) for the life (or life expectancy) of the Contract Owner or for the joint lives (or joint life expectancies) of the Contract Owner and “designated beneficiary” (as defined in the tax law).*
*   You may be subject to a retroactive application of the penalty tax, plus interest, if you begin taking a series of substantially equal periodic payments and then modify the payment pattern (other than by reason of death or disability) before the later of your turning age 59½ and the passage of five years after the date of the first payment.
Exceptions from the penalty tax also apply to certain distributions taken for qualified birth or adoption expenses, certain qualified disaster distributions, as well as certain coronavirus-related distributions made during calendar year 2020. The Code also provides for the opportunity to repay such distributions to an eligible retirement plan, including an IRA. Please consult with your own qualified tax professional to determine whether you qualify for any of these exceptions and what tax treatment will apply to the distribution and any repayment.
These exceptions, as well as certain others not described herein, generally apply to taxable distributions from Other Qualified Plans (although, in the case of plans qualified under sections 401 and 403 of the Code, the exception for substantially equal periodic payments applies only if the Contract Owner has separated from service). If you wish to take a distribution and rely on an exception to the penalty tax, please consult with your own qualified tax professional.
Withholding on Eligible Rollover Distributions
Eligible rollover distributions from a retirement plan that is qualified under section 401(a), 403(a) or 403(b) of the Code, or from a governmental deferred compensation plan described in section 457(b) of the Code are subject to mandatory withholding. An eligible rollover distribution generally is any taxable distribution from such plans except (i) minimum distributions required under section 401(a)(9) of the Code, (ii) certain distributions for life, life expectancy, or for 10 years or more which are part of a “series of substantially equal periodic payments,” and (iii) if applicable, certain hardship withdrawals.
Federal income tax of 20% will be withheld from an eligible rollover distribution. The withholding is mandatory, and you cannot elect to have it not apply. This 20% withholding will not apply, however, if instead of receiving the eligible rollover distribution, you choose to have it directly transferred to an eligible retirement plan, including a traditional IRA, or to a Roth IRA.
If we have to withhold a portion of your distribution, we will treat any amount we withhold as a withdrawal from your Contract, which could result in an Excess Withdrawal or other type of reduction in the guarantees and benefits that you may have purchased under an optional benefits Rider to your Contract.
We do not need to withhold any amounts if you provide us with information, on the forms we require for this purpose, that you wish to assign a Qualified Contract to another Qualified Plan and/or transfer amounts from that Contract directly to another Qualified Plan. Similarly, if you wish to make Additional Purchase Payments to a Qualified Contract, you may find it advantageous to instruct your existing retirement plan to transfer amounts directly to us, in lieu of making a distribution to you. Please seek independent tax advice if you intend to maintain a Contract for use with a Qualified Plan.
Designated Roth Accounts within Other Qualified Plans
The Small Business Jobs Act of 2010 authorizes: (1) participants in governmental deferred compensation plans described in section 457(b) to contribute deferred amounts to designated Roth accounts within their 457(b) plan; and (2) participants in 401(k), 403(b) and certain other plans to roll over qualified distributions into a designated Roth account within their plans, if allowed by their plans. The Contract, however, was not designed to separately account for any Contract Value in a single Contract that is split between Roth and non-Roth accounts, even if your 401(k) Plan, 403(b) Plan or 457 Plan allows you to split your account. If your plan allows it, and you split your Contract Value into Roth and non-Roth accounts, you or your plan administrator (in the case of 401(k) Plans) will be responsible for the accounting of your Contract Value for tax purposes: calculating withholding, income tax reporting, and verifying Required Minimum Distributions made under our Life Expectancy Distribution Program. We are not responsible for the calculations of any service provider that you may use to split Contract Value between Roth and non-Roth accounts. We will deny any request that would create such a split.
Rollover to a Roth IRA
Current tax law no longer imposes a restriction, based on adjusted gross income, on a taxpayer’s ability to initiate a direct rollover from a non-Roth account in a Qualified Plan to a Roth IRA. Accordingly, taxpayers with more than $100,000 of adjusted gross income may now initiate a direct rollover of a distribution from a retirement plan described in sections 401(a), 403(a) or 403(b) of the Code or a governmental deferred compensation plan described in section 457(b) of the Code to a Roth IRA. The Roth IRA annual contribution limit does not apply to rollover amounts.
You must, however, pay tax on any portion of the rollover amount that would have been taxed if you had not made a direct rollover to a Roth IRA. No similar limitations apply to rollovers to one Roth IRA from another Roth IRA or from a Roth account in a retirement plan described in section 401(a) or section 403(b) of the Code or a governmental deferred compensation plan described in section 457(b) of the Code. Please note that the amount deemed to be the “rollover amount” for tax purposes may be higher than the Contract Value because of the deemed value of guarantees.
A 10% penalty tax for premature distributions may apply if amounts converted to a Roth IRA are distributed within the 5-taxable year period beginning in the year the conversion is made. Generally, the amount converted to a Roth IRA is included in ordinary income for the year in which the account was converted.

If you instruct us to transfer a rollover amount from a Qualified Contract to a Roth IRA, we will assume it is permitted under your plan and you may instruct us to not withhold any of the rollover for taxes and remittance to the IRS. A direct rollover is not subject to mandatory tax withholding, even if the distribution is includible in gross income. If you instruct us to withhold taxes in connection with a direct rollover from an existing Contract to a Roth IRA, we will treat any amount we withhold as a withdrawal from your Contract. This could result in an Excess Withdrawal, or other reduction of the guarantees and benefits you may have purchased under an optional benefits Rider to your Contract. Please read “VI. Optional Benefits” for information about the impact of withdrawals on optional benefit Riders.
Given the taxation of direct rollovers to a Roth IRA and the potential for an early distribution penalty tax, you should consider the resources that you have available, other than your retirement plan assets, for paying any taxes that would become due the year of any such rollover or a subsequent year. Please seek independent qualified tax advice if you intend to use the Contract in connection with a Roth IRA.
Section 403(b) Plans
Section 403(b) of the Code permits public school employees and employees of certain types of tax-exempt organizations to have their employers purchase annuity contracts for them and, subject to certain limitations, to exclude the Purchase Payments from gross income for tax purposes. If you purchased a Contract for use in a retirement plan intended to qualify under section 403(b) of the Code (a “403(b) Plan”), we may restrict your ability to make Additional Purchase Payments unless: (a) we receive the Additional l Purchase Payment directly from the 403(b) Plan through your employer, the Plan’s administrator, the Plan’s sponsor or in the form of a transfer acceptable to us; (b) we have entered into an agreement with your 403(b) Plan concerning the sharing of information related to your Contract (an “Information Sharing Agreement”); and (c) unless contained in the Information Sharing Agreement, we have received a written determination by your employer, the Plan administrator or the Plan sponsor of your 403(b) Plan that the plan qualifies under section 403(b) of the Code and complies with applicable Treasury Department regulations (a “Certificate of Compliance”) (Information Sharing Agreement and Certificate of Compliance, together, the “Required Documentation”).
We may accept, reject or modify any of the terms of a proposed Information Sharing Agreement presented to us, and make no representation that we will enter into an Information Sharing Agreement with your 403(b) Plan.
Additional Purchase Payments. We will not accept Additional Purchase Payments in the form of salary reduction, matching or other similar contributions in the absence of the Required Documentation. Matching or other employer contributions to Contracts issued on or after January 1, 2009, will be subject to restrictions on withdrawals specified in the 403(b) Plan.
We will not knowingly accept transfers, in the absence of the Required Documentation, from another existing annuity contract or other investment under a 403(b) Plan to a previously issued Contract used in a 403(b) Plan. Subject to our receipt of the Required Documentation, such transfers shall be made directly from a Plan through an employer, a Plan administrator or a Plan sponsor, or by a transfer acceptable to us.
In the event that we do not receive the Required Documentation and you nonetheless direct us to accept a Purchase Payment, the transfer may be treated as a taxable transaction.
Please see the SAI for information regarding withdrawals under 403(b) Plans. You may request a copy of the SAI from the Annuities Service Center.
Loans under section 403(b) of the Code
We do not accept requests for loans under Contracts intended for use with a retirement plan qualified under section 403(b) of the Code, even if permitted under your plan.
If you are considering making a rollover transfer from a retirement plan described in section 403(b) of the Code to a traditional IRA or a Roth IRA, please consult with a qualified tax professional regarding possible tax consequences. If you have a loan outstanding under the 403(b) Plan, the transfer may subject you to income taxation on the amount of the loan balance.

Puerto Rico Contracts Issued to Fund Retirement Plans
The tax laws of Puerto Rico vary significantly from the provisions of the Internal Revenue Code of the United States that are applicable to various Qualified Plans. If you purchased a Contract intended for use in connection with a Puerto Rican “tax qualified” retirement plan, please note that the text of this Prospectus addresses U.S. federal tax law only and is inapplicable to the tax laws of Puerto Rico.
See Your Own Tax Professional
The foregoing description of federal income tax topics and issues is only a brief summary and is not intended as tax advice. It does not include a discussion of federal estate and gift tax or state tax consequences. The rules under the Code governing Qualified Plans are extremely complex and often difficult to understand. Changes to the tax laws may be enforced retroactively. Anything less than full compliance with the applicable rules, all of which are subject to change from time to time, can have adverse tax consequences. The taxation of an Annuitant or other payee has become so complex and confusing that great care must be taken to avoid pitfalls. For further information, please consult with your own qualified tax professional.

IX.  General Matters
Asset Allocation Services
We are aware that certain third parties offer Asset Allocation Services in connection with the Contracts through which a third party may transfer amounts among Investment Options from time to time on your behalf. In certain cases we have agreed to honor transfer instructions from such Asset Allocation Services where we have received powers of attorney, in a form acceptable to us, from the Contract Owners participating in the service and where the Asset Allocation Service has agreed to the trading restrictions imposed by us. These trading restrictions include adherence to a Separate Account’s policies that we have adopted to discourage disruptive frequent trading activity. (See “Transfers Among Investment Options.”) We do not endorse, approve or recommend such services in any way. If you authorize payment for such services from your Contract Value: (1) we treat the payments as withdrawals under the terms described earlier in this Prospectus; and (2) if any such withdrawals incur a fee under the terms described in this Prospectus, such fees would be separate and in addition to any other fees paid under the Contracts. (See “V. Description of the Contract – Accumulation Period Provisions – Withdrawals” for information about the treatment of withdrawals under the Contract, and “VI. Optional Benefits – Features of Income Plus For Life .1.11 Series Riders – Withdrawals, Distributions and Settlements” for information about the treatment of withdrawals under Contracts with our optional guaranteed minimum withdrawal benefit Riders.)
Distribution of Contracts
John Hancock Distributors, LLC (“JH Distributors”), a Delaware limited liability company that we control, is the principal underwriter and distributor of the Contracts offered by this Prospectus and of other annuity and life insurance products we and our affiliates offer. JH Distributors also acts as the principal underwriter of the John Hancock Variable Insurance Trust, whose securities are used to fund certain Variable Investment Options under the Contracts and under other annuity and life insurance products we offer.
JH Distributors’ principal address is 200 Berkeley Street, Boston, Massachusetts 02116. JH Distributors is a broker-dealer registered under the Securities Exchange Act of 1934, as amended (the “1934 Act”) and is a member of the Financial Industry Regulatory Authority (“FINRA”).
We offered the Contracts for sale through broker-dealers that had entered into selling agreements with JH Distributors and us. Broker-dealers sold the Contracts through their registered representatives who were appointed by us to act as our insurance agents. JH Distributors, or any of its affiliates that is registered under the 1934 Act and a member of FINRA, may also have offered the Contracts directly to potential purchasers.
JH Distributors may continue to pay compensation to broker-dealers for the promotion and servicing of the Contracts. Contract Owners do not pay this compensation directly. These payments are made from JH Distributors’ and our own revenues, profits or retained earnings, which may be derived from a number of sources, such as fees received from an underlying Portfolio’s distribution plan (“12b-1 fees”), the fees and charges imposed under the Contract, and other sources, including distribution plans of the underlying portfolios of a Portfolio that is a fund of funds.
The individual representative who sold you a Contract typically will receive a portion of the compensation that we pay for servicing an existing Contract, or that we pay upon receipt of an Additional Purchase Payment, under the representative’s own arrangement with his or her broker-dealer. We may also continue to pay commissions or overrides to a limited number of broker-dealers that provided marketing support and training services to the broker-dealers that sold and service the Contracts.
Standard Compensation
The amount and timing of compensation JH Distributors may pay to broker-dealers may vary depending on the selling agreement, but compensation with respect to Contracts sold through broker-dealers (inclusive of wholesaler overrides and expense allowances) and paid to broker-dealers is not expected to exceed 7.00% of Purchase Payments. In addition, beginning one year after each Purchase Payment, JH Distributors may pay ongoing compensation at an annual rate of up to 1.50% of the values of the Contracts attributable to such Purchase Payments. The greater the amount of compensation paid by JH Distributors at the time you make a Purchase Payment, the less it will pay as ongoing compensation. This compensation is not paid directly by Contract Owners. JH Distributors pays the compensation from its assets but expects to recoup it through the fees and charges imposed under the Contract (see “VII. Charges and Deductions”).

Revenue Sharing and Additional Compensation
In addition to standard compensation arrangements and to the extent permitted by SEC and FINRA rules and other applicable laws and regulations, we, either directly or through JH Distributors, may have entered into special compensation or reimbursement arrangements (“revenue sharing”) with selected broker-dealers (“firms”). We determine which firms to support and the extent of the payments that we may continue to make. Under these arrangements, the form of payment may be any one or a combination of a flat fee, a percentage of the assets we hold that are attributable to Contract allocations, a percentage of sales revenues, reimbursement of administrative expenses (including ticket charges), conference fees, or some other type of compensation.
In consideration of these arrangements, a firm may have featured the Contract in its sales system or given us preferential access to members of its sales force. In addition, the firm may have agreed to participate in our marketing efforts by allowing JH Distributors or its affiliates to participate in conferences, seminars or other programs attended by the firm’s sales force.
These arrangements were not offered to all firms, and the terms of such arrangements have differed between firms. During 2012, we terminated these revenue sharing arrangements with broker-dealers with respect to the sale of the Contracts, although a small number of firms continue to receive revenue sharing payments in accordance with the terms of agreements entered into with those particular firms. We provide additional information on special compensation or reimbursement arrangements in the SAI, which is available upon request. Any such compensation, which may be significant at times, will not result in any additional direct charge to you by us.
Broker-dealers may receive or may have received additional payments from us, either directly or through JH Distributors, in the form of cash, other special compensation or reimbursement of expenses. These additional compensation or reimbursement payments may include, for example, payments for providing conferences or seminars, sales or training programs for invited registered representatives and other employees, payments for travel expenses, including lodging, incurred by registered representatives and other employees for such seminars or training programs, seminars for the public, advertising and sales campaigns regarding the Contract, and payments to assist a firm in connection with its marketing expenses and/or other events or activities sponsored by the firms. We may have contributed to, as well as sponsored, various educational programs, sales promotions and/or contests in which participating firms and their sales persons may receive gifts and prizes such as merchandise, cash, or other awards, as may be permitted by applicable FINRA rules and other applicable laws and regulations.
Differential Compensation
Compensation negotiated and paid by JH Distributors pursuant to a selling agreement with a broker-dealer may differ from compensation levels that the broker-dealer receives for selling or servicing other variable contracts. The compensation and revenue sharing arrangements may have given us benefits such as greater access to registered representatives. In addition, under their own arrangements, broker-dealer firms may have paid a portion of any amounts received from us under standard or additional compensation or revenue sharing arrangements to their registered representatives. As a result, registered representatives may have been motivated to recommend one of our contracts over another issuer’s contract.
Transaction Confirmations
We will send you confirmation statements for certain transactions in your Investment Accounts. You should carefully review these transaction confirmations to verify their accuracy. Please report any mistakes immediately to our Annuities Service Center. If you fail to notify our Annuities Service Center of any mistake within 60 days of the delivery of the transaction confirmation, we will deem you to have ratified the transaction. We encourage you to register for electronic delivery of your transaction confirmations. Please contact the John Hancock Annuities Service Center at the applicable telephone number or internet address shown on the first page of this Prospectus for more information on electronic transactions.
Reinsurance Arrangements
From time to time we may utilize reinsurance as part of our risk management program. Under any reinsurance agreement, we remain liable for the contractual obligations of the Contracts’ guaranteed benefits, and the reinsurer(s) agree to reimburse us for certain amounts and obligations in connection with the risks covered in the reinsurance agreements. The reinsurer’s contractual liability runs solely to us, and no Contract Owner shall have any right of action against any reinsurer. In evaluating reinsurers, we consider the financial and claims paying ability ratings of the reinsurer. Our philosophy is to minimize incidental credit risk. We do so by engaging in secure types of reinsurance transactions with high quality reinsurers and diversifying reinsurance counterparties to limit concentrations. Some of the benefits that may be reinsured include living benefits, guaranteed death benefits, or other obligations.
Statements of Additional Information
Our Statements of Additional Information provide additional information about the Contract, including the optional benefit Riders, and the Separate Accounts, including information on our history, services provided to the Separate Accounts and legal and regulatory matters. We filed the Statements of Additional Information with the SEC on the same date as this Prospectus and incorporate them herein by reference. You may obtain a copy of the current Statements of Additional Information without charge by contacting us at the Annuities Service Center shown on the first page of this Prospectus. The SEC also maintains a website (http://www.sec.gov) that contains the Statements of Additional Information and other information about us, the Contracts and the Separate Accounts. We list the Table of Contents of the Statements of Additional Information below.
John Hancock Life Insurance Company (U.S.A.) Separate Account H
Statement of Additional Information

General Information and History
Accumulation Unit Value Tables
Services
        Independent Registered Public Accounting Firm
        Servicing Agent
        Principal Underwriter
        Special Compensation and Reimbursement Arrangements
Additional Information on Section 403(b) Plans or Tax-Sheltered Annuities
Additional Information on Deferred Compensation Plans of State and Local Governments and Tax-Exempt Organizations
Legal and Regulatory Matters
Appendix A: Audited Financial Statements
John Hancock Life Insurance Company of New York Separate Account A
Statement of Additional Information

General Information and History
Accumulation Unit Value Tables
Services
        Independent Registered Public Accounting Firm
         Servicing Agent
        Principal Underwriter
        Special Compensation and Reimbursement Arrangements
Additional Information on Section 403(b) Plans or Tax-Sheltered Annuities
Additional Information on Deferred Compensation Plans of State and Local Governments and Tax-Exempt Organizations
Legal and Regulatory Matters
Appendix A: Audited Financial Statements
Financial Statements
The Statements of Additional Information also contain the Company’s financial statements for the years ended December 31, 2019 and 2018, and its Separate Account financial statements for the year ended December 31, 2019 (the “Financial Statements”). Our Financial Statements provide information on our financial strength as of December 31, 2019, including information on our General Account assets that were available at that time to support our guarantees under the Contracts and any optional benefit Riders. The Company’s General Account consists of securities and other investments, the value of which may decline during periods of adverse market conditions.

Appendix A: Examples of Calculation of Withdrawal Charge
The following examples assume an initial Purchase Payment of $30,000 and an Additional Purchase Payment of $20,000 during the second Contract Year.
Example 1. If you surrender the Contract during Contract Year 3, the Contract Value is $60,000 and there have been no prior withdrawals, we will calculate the withdrawal charge as follows:
a)  First we will calculate the free Withdrawal Amount, which equals the greater of:
•	10% of all Purchase Payments = .10 × ($30,000 + $20,000) = $5,000, or
•	Earnings equal to the Contract Value minus unliquidated Purchase Payments = $60,000 - $50,000 = $10,000.
b)  Next we determine the amount of Purchase Payments to be liquidated as the greater of the Contract Value or the unliquidated Purchase Payments, reduced by the free Withdrawal Amount, or $60,000 - $10,000 = $50,000.
c)  Finally we calculate the withdrawal charge by applying the appropriate withdrawal charge percentage for each Purchase Payment liquidated based on the length of time the payment has been in the Contract.
•	The initial Purchase Payment is in the third year, so the applicable withdrawal charge is .04 × $30,000 = $1,200.
•	The subsequent payment of $20,000 is in the second year, so the applicable withdrawal charge is .05 × $20,000 = $1,000.
•	The total withdrawal charge is $1,200 + $1,000 = $2,200.
Example 2. If you surrender the Contract during Contract Year 3, the Contract Value is $35,000 and there have been no prior withdrawals, we will calculate the withdrawal charge as follows:
a)  First we will calculate the free Withdrawal Amount, which equals the greater of:
•	10% of all Purchase Payments = .10 × ($30,000 + $20,000) = $5,000, or
•	Earnings equal to the Contract Value minus unliquidated Purchase Payments = $35,000 - $50,000 = -$15,000.
b)  Next we determine the amount of Purchase Payments to be liquidated as the greater of the Contract Value or the unliquidated Purchase Payments, reduced by the free Withdrawal Amount, or $50,000 - $5,000 = $45,000.
c)  Finally we calculate the withdrawal charge by applying the appropriate withdrawal charge percentage for each Purchase Payment liquidated based on the length of time the Payment has been in the Contract.
•	The initial Purchase Payment is in the third year, so the applicable withdrawal charge is .04 × $30,000 = $1,200.
•	The subsequent payment of $20,000 is in the second year, so the applicable withdrawal charge is .05 × $15,000 = $750.
•	The total withdrawal charge is $1,200 + $750 = $1,950.
Example 3. If you take a withdrawal of $5,000 during Contract Year 3 when the Contract Value is $52,000 and then surrender the Contract later in Contract Year 3 when the Contract Value is $49,000, we will calculate the withdrawal charge as follows:
a)  First we will calculate the free Withdrawal Amount for the withdrawal, which equals the greater of:
•	10% of all Purchase Payments = .10 × ($30,000 + $20,000) = $5,000, or
•	Earnings equal to the Contract Value minus unliquidated Purchase Payments = $52,000 - $50,000 = $2,000.
b)  Since the withdrawal is equal to the free Withdrawal Amount, we will not liquidate any Purchase Payments and there will not be any withdrawal charge.
c)  When the Contract is surrendered, we will calculate the free Withdrawal Amount for the surrender, which equals the greater of:
•	10% of all Purchase Payments reduced by prior withdrawals during the year = .10 × ($30,000 + $20,000) - $5,000 = $0, or
•	Earnings equal to the Contract Value minus unliquidated Purchase Payments = $49,000 - $50,000 = -$1,000.
d)  Next we determine the amount of Purchase Payments to be liquidated as the greater of the Contract Value or the unliquidated Purchase Payments, reduced by the free Withdrawal Amount, or $50,000 - $0 = $50,000.
A-1

e)  Finally we calculate the withdrawal charge by applying the appropriate withdrawal charge percentage for each Purchase Payment liquidated based on the length of time the payment has been in the Contract.
•	The initial Purchase Payment is in the third year, so the applicable withdrawal charge is .04 × $30,000 = $1,200.
•	The subsequent payment of $20,000 is in the second year, so the applicable withdrawal charge is .05 × $20,000 = $1,000.
•	The total withdrawal charge is $1,200 + $1,000 = $2,200.
A-2

Appendix U: Tables of Accumulation Unit Values
The following table provides information about Variable Investment Options available under the Contracts described in this Prospectus. We present this information in columns that compare the value of various classes of accumulation units for each Variable Investment Option during the periods shown.
We use accumulation units to measure the value of your investment in a particular Variable Investment Option. Each accumulation unit reflects the value of underlying shares of a particular Portfolio (including dividends and distributions made by that Portfolio), as well as the charges we deduct on a daily basis for Separate Account Annual Expenses (see “III. Fee Tables” for additional information on these charges).
The table contains information on different classes of accumulation units because we deduct different levels of daily charges. In particular, the table shows accumulation units reflecting the daily charges for:
•	Venture® 4 Contracts with no optional benefit Riders; and
•	Venture ® 4 Contracts issued with an Annual Step-Up Death Benefit Rider.
Please note that the fees for guaranteed minimum withdrawal benefit Riders are deducted from Contract Value and, therefore, are not reflected in the accumulation unit values.

Venture 4

John Hancock Life Insurance Company (U.S.A.) Separate Account H

John Hancock Life Insurance Company of New York Separate Account A

Accumulation Unit Values- Venture 4 Variable Annuity

	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
	12/31/19	12/31/18	12/31/17	12/31/16	12/31/15	12/31/14	12/31/13	12/31/12	12/31/11	12/31/10
Core Allocation Trust (merged into Lifestyle Growth Trust eff 04-27-2012) - Series II Shares (units first credited 12-04-2009)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	15.810	16.350	12.500
Value at End of Year	—	—	—	—	—	—	—	—	15.810	16.350
No. of Units	—	—	—	—	—	—	—	—	464,848	315,365
Contracts with Annual Step-Up Death Benefit
Value at Start of Year	—	—	—	—	—	—	—	15.726	16.295	12.500
Value at End of Year	—	—	—	—	—	—	—	—	15.726	16.295
No. of Units	—	—	—	—	—	—	—	—	47,000	36,622
No. of Units	—	—	—	—	—	—	—	—	67,715	44,347
Core Balanced Trust (merged into Lifestyle Growth Trust eff 04-27-2012) - Series II Shares (units first credited 12-04-2009)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	16.412	16.537	12.500
Value at End of Year	—	—	—	—	—	—	—	—	16.412	16.537
No. of Units	—	—	—	—	—	—	—	—	937,597	635,288
Contracts with Annual Step-Up Death Benefit
Value at Start of Year	—	—	—	—	—	—	—	16.325	16.482	12.500
Value at End of Year	—	—	—	—	—	—	—	—	16.325	16.482
No. of Units	—	—	—	—	—	—	—	—	180,535	161,004
No. of Units	—	—	—	—	—	—	—	—	249,375	124,575
Core Disciplined Diversification Trust (merged into Lifestyle Growth Trust eff 04-27-2012) - Series II Shares (units first credited 12-04-2009)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	16.357	16.963	12.500
Value at End of Year	—	—	—	—	—	—	—	—	16.357	16.963
No. of Units	—	—	—	—	—	—	—	—	815,055	571,444
Contracts with Annual Step-Up Death Benefit
Value at Start of Year	—	—	—	—	—	—	—	16.270	16.907	12.500
Value at End of Year	—	—	—	—	—	—	—	—	16.270	16.907
No. of Units	—	—	—	—	—	—	—	—	92,533	58,857
No. of Units	—	—	—	—	—	—	—	—	132,556	91,842
Core Fundamental Holdings Trust (merged into Core Strategy Trust eff 12-06-2013) - Series II Shares (units first credited 12-04-2009)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	17.067	15.659	15.837	12.500
Value at End of Year	—	—	—	—	—	—	—	17.067	15.659	15.837
No. of Units	—	—	—	—	—	—	—	1,094,445	1,128,207	862,008
Contracts with Annual Step-Up Death Benefit
Value at Start of Year	—	—	—	—	—	—	16.942	15.576	15.784	12.500
Value at End of Year	—	—	—	—	—	—	—	16.942	15.576	15.784
No. of Units	—	—	—	—	—	—	—	295,587	292,868	234,507
No. of Units	—	—	—	—	—	—	—	268,602	277,942	180,438
Core Global Diversification Trust (merged into Core Strategy Trust eff 12-06-2013) - Series II Shares (units first credited 12-04-2009)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	16.996	15.306	16.167	12.500
Value at End of Year	—	—	—	—	—	—	—	16.996	15.306	16.167
No. of Units	—	—	—	—	—	—	—	1,126,334	1,208,511	869,275
Contracts with Annual Step-Up Death Benefit
Value at Start of Year	—	—	—	—	—	—	16.872	15.225	16.114	12.500
Value at End of Year	—	—	—	—	—	—	—	16.872	15.225	16.114
No. of Units	—	—	—	—	—	—	—	213,279	219,345	168,480
No. of Units	—	—	—	—	—	—	—	235,544	244,485	115,827

Venture 4

	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
	12/31/19	12/31/18	12/31/17	12/31/16	12/31/15	12/31/14	12/31/13	12/31/12	12/31/11	12/31/10
Core Strategy Trust (merged into Lifestyle Growth Portfolio eff 10-27-2017) - Series II Shares (units first credited 12-04-2009)
Contracts with no Optional Benefits
Value at Start of Year	—	—	18.443	17.531	17.889	17.172	14.666	13.281	13.501	12.500
Value at End of Year	—	—	—	18.443	17.531	17.889	17.172	14.666	13.281	13.501
No. of Units	—	—	—	1,761,816	1,981,465	2,453,661	3,020,389	538,495	549,099	332,323
Contracts with Annual Step-Up Death Benefit
Value at Start of Year	—	—	18.046	17.187	17.574	16.903	14.465	13.126	13.370	12.500
Value at End of Year	—	—	—	18.046	17.187	17.574	16.903	14.465	13.126	13.370
No. of Units	—	—	—	375,621	430,068	537,028	610,034	41,837	50,298	42,251
No. of Units	—	—	—	411,606	431,424	519,546	614,857	60,537	61,047	39,157
Investment Quality Bond Trust - Series II Shares (units first credited 10-21-2016)
Contracts with no Optional Benefits
Value at Start of Year	—	—	12.500	12.500	—	—	—	—	—	—
Value at End of Year	—	—	12.500	12.500	—	—	—	—	—	—
No. of Units	—	—	—	—	—	—	—	—	—	—
Contracts with Annual Step-Up Death Benefit
Value at Start of Year	—	—	12.500	12.500	—	—	—	—	—	—
Value at End of Year	—	—	12.000	12.000	—	—	—	—	—	—
No. of Units	—	—	—	—	—	—	—	—	—	—
Lifestyle Balanced Portfolio (formerly Lifestyle Balanced PS Series) - Series II Shares (units first credited 12-06-2013)
Contracts with no Optional Benefits
Value at Start of Year	16.137	17.203	15.593	14.971	15.254	14.666	12.500	—	—	—
Value at End of Year	18.661	16.137	17.203	15.593	14.971	15.254	14.666	—	—	—
No. of Units	301,804	271,177	263,142	273,286	263,862	282,841	14,962	—	—	—
Contracts with Annual Step-Up Death Benefit
Value at Start of Year	13.765	14.703	13.354	12.847	13.116	12.635	—	—	—	—
Value at End of Year	15.886	13.765	14.703	13.354	12.847	13.116	12.635	—	—	—
No. of Units	139,360	146,157	164,994	86,153	78,090	81,706	—	—	—	—
No. of Units	139,070	142,000	147,566	176,647	183,075	164,189	—	—	—	—
Lifestyle Conservative Portfolio (formerly Lifestyle Conservative PS Series) - Series II Shares (units first credited 12-06-2013)
Contracts with no Optional Benefits
Value at Start of Year	14.278	14.838	14.132	13.792	14.026	13.527	—	—	—	—
Value at End of Year	15.761	14.278	14.838	14.132	13.792	14.026	13.527	—	—	—
No. of Units	73,053	117,695	78,909	88,164	83,567	95,728	—	—	—	—
Contracts with Annual Step-Up Death Benefit
Value at Start of Year	13.076	13.617	12.994	12.707	12.948	12.512	—	—	—	—
Value at End of Year	14.405	13.076	13.617	12.994	12.707	12.948	12.512	—	—	—
No. of Units	9,509	21,753	11,262	12,156	13,073	13,994	—	—	—	—
No. of Units	58,448	62,448	55,598	8,370	71,085	17,090	—	—	—	—
Lifestyle Growth Portfolio (formerly Lifestyle Growth PS Series) - Series II Shares (units first credited 12-06-2013)
Contracts with no Optional Benefits
Value at Start of Year	17.453	18.940	16.613	15.782	16.085	15.443	12.500	—	—	—
Value at End of Year	20.807	17.453	18.940	16.613	15.782	16.085	15.443	—	—	—
No. of Units	2,250,897	2,446,891	2,613,295	878,838	876,807	905,178	174,023	—	—	—
Contracts with Annual Step-Up Death Benefit
Value at Start of Year	14.224	15.467	13.594	12.940	13.214	12.713	12.500	—	—	—
Value at End of Year	16.924	14.224	15.467	13.594	12.940	13.214	12.713	—	—	—
No. of Units	635,127	692,865	745,293	289,440	285,627	306,841	6,379	—	—	—
No. of Units	627,601	731,097	873,917	395,798	418,420	382,859	—	—	—	—
Lifestyle Moderate Portfolio (formerly Lifestyle Moderate PS Series) - Series II Shares (units first credited 12-06-2013)
Contracts with no Optional Benefits
Value at Start of Year	15.626	16.511	15.220	14.698	14.958	14.399	12.500	—	—	—
Value at End of Year	17.786	15.626	16.511	15.220	14.698	14.958	14.399	—	—	—
No. of Units	77,975	74,389	87,700	111,461	124,736	94,373	6,787	—	—	—
Contracts with Annual Step-Up Death Benefit
Value at Start of Year	13.542	14.337	13.243	12.814	13.067	12.603	—	—	—	—
Value at End of Year	15.383	13.542	14.337	13.243	12.814	13.067	12.603	—	—	—
No. of Units	3,559	3,701	3,894	4,045	2,285	2,298	—	—	—	—
No. of Units	33,541	32,522	31,118	34,742	51,181	31,802	—	—	—	—

Venture 4

	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
	12/31/19	12/31/18	12/31/17	12/31/16	12/31/15	12/31/14	12/31/13	12/31/12	12/31/11	12/31/10
Managed Volatility Balanced Portfolio (formerly Lifestyle Balanced MVP) - Series II Shares (units first credited 12-04-2009)
Contracts with no Optional Benefits
Value at Start of Year	22.279	23.853	21.304	20.703	21.562	21.072	19.035	17.326	17.540	12.500
Value at End of Year	25.799	22.279	23.853	21.304	20.703	21.562	21.072	19.035	17.326	17.540
No. of Units	1,715,891	1,949,934	2,212,739	2,591,459	2,887,305	3,659,213	4,702,450	4,786,008	4,938,310	3,384,620
Contracts with Annual Step-Up Death Benefit
Value at Start of Year	21.851	23.442	20.978	20.428	21.318	20.875	18.895	17.233	17.481	12.500
Value at End of Year	25.253	21.851	23.442	20.978	20.428	21.318	20.875	18.895	17.233	17.481
No. of Units	372,021	426,816	492,084	612,018	725,326	845,071	1,068,340	1,153,553	1,121,270	1,004,106
No. of Units	247,256	263,796	289,554	342,459	377,702	482,514	751,198	872,768	874,059	594,545
Managed Volatility Conservative Portfolio (formerly Lifestyle Conservative MVP) - Series II Shares (units first credited 12-04-2009)
Contracts with no Optional Benefits
Value at Start of Year	20.338	21.185	20.003	19.495	19.850	19.249	18.872	17.723	17.317	12.500
Value at End of Year	22.641	20.338	21.185	20.003	19.495	19.850	19.249	18.872	17.723	17.317
No. of Units	467,406	572,878	686,976	796,484	1,009,692	1,248,278	1,690,635	2,007,295	2,000,442	1,448,233
Contracts with Annual Step-Up Death Benefit
Value at Start of Year	19.591	20.448	19.346	18.892	19.275	18.728	18.399	17.313	16.950	12.500
Value at End of Year	21.766	19.591	20.448	19.346	18.892	19.275	18.728	18.399	17.313	16.950
No. of Units	174,894	192,173	279,912	333,007	379,442	394,433	471,026	487,432	505,664	436,085
No. of Units	102,883	157,892	159,120	187,956	188,071	265,364	371,821	311,552	310,444	176,668
Managed Volatility Growth Portfolio (formerly Lifestyle Growth MVP) - Series II Shares (units first credited 12-04-2009)
Contracts with no Optional Benefits
Value at Start of Year	22.091	24.073	20.678	20.381	21.768	21.688	18.515	16.573	17.158	12.500
Value at End of Year	25.927	22.091	24.073	20.678	20.381	21.768	21.688	18.515	16.573	17.158
No. of Units	2,609,515	2,943,077	3,424,512	3,916,297	4,463,245	5,793,508	7,316,537	7,630,814	5,768,592	3,872,740
Contracts with Annual Step-Up Death Benefit
Value at Start of Year	21.635	23.624	20.333	20.081	21.490	21.455	18.352	16.460	17.075	12.500
Value at End of Year	25.342	21.635	23.624	20.333	20.081	21.490	21.455	18.352	16.460	17.075
No. of Units	591,380	663,947	741,333	815,290	904,566	1,054,846	1,610,283	1,597,213	1,278,437	1,275,606
No. of Units	659,587	815,908	906,572	1,054,677	1,198,606	1,553,580	1,895,091	2,021,587	1,614,411	917,987
Managed Volatility Moderate Portfolio (formerly Lifestyle Moderate MVP) - Series II Shares (units first credited 12-04-2009)
Contracts with no Optional Benefits
Value at Start of Year	21.951	23.278	21.195	20.498	21.076	20.468	18.922	17.410	17.329	12.500
Value at End of Year	25.138	21.951	23.278	21.195	20.498	21.076	20.468	18.922	17.410	17.329
No. of Units	938,124	1,062,129	1,202,577	1,348,418	1,536,662	1,959,105	2,377,026	2,551,582	2,513,050	1,842,033
Contracts with Annual Step-Up Death Benefit
Value at Start of Year	21.308	22.642	20.657	20.018	20.623	20.068	18.589	17.139	17.093	12.500
Value at End of Year	24.353	21.308	22.642	20.657	20.018	20.623	20.068	18.589	17.139	17.093
No. of Units	114,474	170,163	207,578	209,341	263,006	327,526	389,834	425,412	450,523	427,397
No. of Units	188,952	203,918	264,296	271,065	276,578	384,625	459,161	451,229	458,632	349,544
Money Market Trust - Series II Shares (units first credited 12-04-2009)
Contracts with no Optional Benefits
Value at Start of Year	11.108	11.145	11.286	11.474	11.664	11.858	12.055	12.255	12.450	12.500
Value at End of Year	11.116	11.108	11.145	11.286	11.474	11.664	11.858	12.055	12.255	12.450
No. of Units	144,914	161,254	186,087	219,031	247,791	310,055	362,514	625,116	758,661	1,022,652
Contracts with Annual Step-Up Death Benefit
Value at Start of Year	10.764	10.822	10.980	11.185	11.394	11.607	11.823	12.044	12.259	12.500
Value at End of Year	10.750	10.764	10.822	10.980	11.185	11.394	11.607	11.823	12.044	12.259
No. of Units	14,568	17,962	21,307	22,003	23,368	24,002	69,589	219,856	245,440	249,619
No. of Units	16,722	17,281	20,306	20,868	21,386	50,712	61,346	38,981	45,127	118,649
Total Bond Market Trust A (merged into Total Bond Market Trust B eff 11-02-2012) - Series II Shares (units first credited 08-02-2010)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	15.035	14.306	12.500
Value at End of Year	—	—	—	—	—	—	—	—	15.035	14.306
No. of Units	—	—	—	—	—	—	—	—	316,538	65,587

Venture 4

	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
	12/31/19	12/31/18	12/31/17	12/31/16	12/31/15	12/31/14	12/31/13	12/31/12	12/31/11	12/31/10
Contracts with Annual Step-Up Death Benefit
Value at Start of Year	—	—	—	—	—	—	—	14.896	14.202	12.500
Value at End of Year	—	—	—	—	—	—	—	—	14.896	14.202
No. of Units	—	—	—	—	—	—	—	—	37,624	12,908
No. of Units	—	—	—	—	—	—	—	—	14,526	15,937
Total Bond Market Trust (formerly Total Bond Market Trust B) - Series II Shares (units first credited 11-02-2012)
Contracts with no Optional Benefits
Value at Start of Year	12.175	12.441	12.269	12.206	12.403	11.907	12.451	12.500	—	—
Value at End of Year	12.937	12.175	12.441	12.269	12.206	12.403	11.907	12.451	—	—
No. of Units	45,000	49,507	68,142	89,137	116,186	168,160	253,380	455,633	—	—
Contracts with Annual Step-Up Death Benefit
Value at Start of Year	12.026	12.313	12.167	12.130	12.349	11.880	12.447	12.500	—	—
Value at End of Year	12.753	12.026	12.313	12.167	12.130	12.349	11.880	12.447	—	—
No. of Units	6,520	7,000	7,489	7,981	—	—	—	21,864	—	—
No. of Units	4,111	4,541	6,283	6,554	8,437	25,061	30,772	41,893	—	—
Ultra Short Term Bond Trust - Series II Shares (units first credited 08-02-2010)
Contracts with no Optional Benefits
Value at Start of Year	11.038	11.090	11.223	11.373	11.579	11.808	12.036	12.193	12.405	12.500
Value at End of Year	11.174	11.038	11.090	11.223	11.373	11.579	11.808	12.036	12.193	12.405
No. of Units	75,198	103,242	141,845	152,624	152,236	263,365	255,184	220,823	279,065	223,100
Contracts with Annual Step-Up Death Benefit
Value at Start of Year	10.854	10.927	11.080	11.250	11.477	11.727	11.978	12.158	12.395	12.500
Value at End of Year	10.965	10.854	10.927	11.080	11.250	11.477	11.727	11.978	12.158	12.395
No. of Units	69,393	73,671	65,815	191,038	69,485	71,186	57,685	23,783	17,797	15,247
No. of Units	3,378	3,413	3,448	3,482	3,519	22,276	5,879	6,372	17,672	58,451

To obtain a free copy of the Venture® 4 Variable Annuity Statement of Additional Information dated April 27, 2020, please contact our Annuities Service Center.

Statement of Additional Information
Dated April 27, 2020
John Hancock Life Insurance Company of New York Separate Account A
This Statement of Additional Information is not a Prospectus. This Statement of Additional Information should be read in conjunction with the Prospectuses dated the same date as this Statement of Additional Information. This Statement of Additional Information describes additional information regarding the variable portion of the flexible purchase payment individual deferred combination fixed and variable annuity contracts (singly, a “Contract” and collectively, the “Contracts”) issued by John Hancock Life Insurance Company of New York (“John Hancock New York”) in New York as follows:
Prospectuses Issued by John Hancock New York
(to be read with this Statement of Additional Information)
Venture Variable Annuity
Venture 4 Variable Annuity
Venture III Variable Annuity
Venture Vantage Variable Annuity
Venture Vision Variable Annuity
Wealthmark Variable Annuity
Wealthmark ML3 Variable Annuity
You may obtain a copy of the Prospectuses listed above by contacting us at the following addresses:
John Hancock Life Insurance Company of New York
John Hancock Annuities Service Center
Overnight Mail Address	Mailing Address
30 Dan Road, STE 55444 Canton, MA 02021-2809 (800) 344-1029	PO Box 55445 Boston, MA 02205-5445 www.jhannuities.com

General Information and History
John Hancock Life Insurance Company of New York Separate Account A (the “Separate Account”) is a separate investment account of John Hancock Life Insurance Company of New York (“we,” “us,” “the Company,” or “John Hancock New York”). We are a stock life insurance company organized under the laws of New York in 1992. The principal office of John Hancock Life Insurance Company of New York (“John Hancock New York”) is located at 100 Summit Lake Drive, Valhalla, New York 10595. Our Massachusetts office is located at 200 Berkeley Street, Boston, Massachusetts 02116. John Hancock New York also has an Annuities Service Center – its mailing address is PO Box 55445, Boston, MA 02205-5445; and its overnight mail address is 30 Dan Road, STE 55444, Canton, Massachusetts 02021-2809. John Hancock New York is a wholly-owned subsidiary of John Hancock Life Insurance Company (U.S.A.) (“John Hancock USA”) (formerly, The Manufacturers Life Insurance Company of New York), a stock life insurance company incorporated in Maine on August 20, 1955 by a special act of the Maine legislature and redomesticated under the laws of Michigan. Our Michigan office is located at 201 Townsend Street, Suite 900, Lansing, Michigan 48933. The ultimate parent of John Hancock New York is Manulife Financial Corporation (“MFC”) based in Toronto, Canada. MFC is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, collectively known as Manulife.
John Hancock New York established the Separate Account on March 4, 1992 as a separate account under the laws of New York.
Our financial statements which are included in this Statement of Additional Information should be considered only as bearing on our ability to meet our obligations under the Contracts. They should not be considered as bearing on the investment performance of the assets held in the Separate Account.
Accumulation Unit Value Tables
The Accumulation Unit Value Tables are located in Appendix U of the Prospectus.
Services
Independent Registered Public Accounting Firm
The statutory-basis financial statements of John Hancock Life Insurance Company of New York at December 31, 2019 and 2018, and for each of the three years in the period ended December 31, 2019, and the financial statements of John Hancock Life Insurance Company of New York Separate Account A at December 31, 2019, and for each of the two years in the period ended December 31, 2019, appearing in this Statement of Additional Information of the Registration Statement have been audited by Ernst & Young LLP, independent registered public accounting firm, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.
Servicing Agent
DXC Technology (formerly Computer Sciences Corporation) provides to us a computerized data processing recordkeeping system for variable and fixed annuity administration. DXC provides various daily, semimonthly, monthly, semiannual and annual reports including:
•	daily updates on accumulation unit values, variable annuity participants and transactions, and agent production and commissions;
•	semimonthly commission statements;
•	monthly summaries of agent production and daily transaction reports;
•	semiannual statements for Contract Owners; and
•	annual Contract Owner tax reports.
We pay DXC a fixed cost of $2.1 million per year, plus certain other fees for the services provided.
1

Principal Underwriter
John Hancock Distributors, LLC (“JH Distributors”), an indirect wholly owned subsidiary of MFC, serves as principal underwriter of the Contracts. Contracts are offered on a continuous basis. The aggregate dollar amounts of underwriting commissions paid to JH Distributors in 2019, 2018 and 2017, were $191,144,402, $210,202,441, and $223,192,582, respectively.
Special Compensation and Reimbursement Arrangements
The Contracts are primarily sold through selected firms. The Contracts’ principal distributor, JH Distributors, and its affiliates (collectively, “JHD”) pay compensation to broker-dealers (firms) for the promotion, sale and servicing of the Contracts. The compensation JHD pays may vary depending on each firm’s selling agreement and the specific Contract(s) distributed by the firm, but compensation (inclusive of wholesaler overrides and expense allowances) paid to the firms for sale of the Contracts and ongoing services to Contract Owners is not expected to exceed the standard compensation amounts referenced in the Prospectus for the applicable Contract. The amount and timing of this compensation may differ among firms.
The financial advisor through whom your Contract is sold is a registered representative of a broker-dealer, and as such will be compensated pursuant to that registered representative’s own arrangement with his or her broker-dealer. The registered representative and the firm may have multiple options on how they wish to allocate their commissions and/or compensation. We are not involved in determining your financial advisor’s compensation. You are encouraged to ask your financial advisor about the basis upon which he or she will be personally compensated for the advice or recommendations provided in connection with the sale of your Contract.
Compensation to firms for the promotion, sale and servicing of the Contracts is not paid directly by Contract Wwners, but we expect to recoup it through the fees and charges imposed under the Contract.
We may, directly or through JHD, make additional payments to firms, either from 12b-1 distribution fees received from the Contracts’ underlying investment Portfolios or out of our own resources. These payments are sometimes referred to as “revenue sharing.” Revenue sharing expenses are any payments made to broker-dealers or other intermediaries to either (i) compensate the intermediary for expenses incurred in connection with the promotion and/or sale of John Hancock investment products, or (ii) obtain promotional and/or distribution services for John Hancock investment products. Many firms that sell the Contracts receive one or more types of these cash payments. During 2012, we terminated these revenue sharing arrangements with broker-dealers with respect to the sale of John Hancock’s annuity contracts, although a small number of firms will continue to receive revenue sharing payments in accordance with the terms of certain agreements with these particular firms.
We are among several insurance companies that pay additional payments to certain firms to receive “preferred” or recommended status. These privileges include: additional or special access to sales staff; opportunities to provide and/or attend training and other conferences; advantageous placement of our products on customer lists (“shelf-space arrangements”); and other improvements in sales by featuring our products over others.
Revenue sharing payments assisted in our efforts to promote the sale of the Contracts and could be significant to a firm. Not all firms, however, received additional compensation. We determined which firms to support and the extent of the payments we were willing to make, and generally choose to compensate firms that were willing to cooperate with our promotional efforts and have a strong capability to distribute the Contracts. We did not make an independent assessment of the cost of providing such services. Instead, we agreed with the firm on the methods for calculating any additional compensation. The methods, which vary by firm and are further described below, may have included different categories to measure the amount of revenue sharing payments, such as the level of sales, assets attributable to the firm and the variable annuity contracts covered under the arrangement (including contracts issued by any of our affiliates). The categories of revenue sharing payments that we may provide to firms, directly or through JHD, are not mutually exclusive and may vary from Contract to Contract. We or our affiliates may make additional types of revenue sharing payments for other products, and may enter into new revenue sharing arrangements in the future.
2

The following list includes the names of member firms of the Financial Industry Regulatory Authority (“FINRA”) (or their affiliated broker-dealers) that we are aware (as of December 31, 2019) received a revenue sharing payment of more than $5,000 with respect to annuity business during the latest calendar year:
Name of Firm
DISTRIBUTOR
Edward Jones Co., L.P.
LPL Financial Corp.
Morgan Stanley Smith Barney Network
UBS Financial Services, Inc.
Your registered representative can provide you with more information about the compensation arrangements that apply upon the sale of a variable annuity contract.
Inclusion on this list does not imply that these sums necessarily constitute “special cash compensation” as defined by FINRA Conduct Rule 2341(l)(4). We will endeavor to update this listing annually; interim arrangements may not be reflected. We assume no duty to notify any investor whether his or her registered representative is or should be included in any such listing. You are encouraged to review the prospectus for each Portfolio for any other compensation arrangements pertaining to the distribution of Portfolio shares.
We may, directly or through JHD, also have arrangements with intermediaries that are not members of FINRA.
Sales and Asset Based Payments
We may, directly or through JHD, make or have made revenue sharing payments as incentives to certain firms for promotion and sale of the Contracts. In consideration for revenue sharing, a firm may have featured the Contracts in its sales system or given us additional access to members of its sales force or management. In addition, a firm may have agreed to participate in our marketing efforts by allowing us to participate in conferences, seminars or other programs attended by the firm’s sales force. Although a firm may seek revenue sharing payments to offset costs incurred by the firm in servicing its clients that have purchased the Contracts, the firm may earn a profit on these payments. Revenue sharing payments may have provided a firm with an incentive to favor the Contracts in its sales efforts.
The revenue sharing payments we make may be calculated on sales of our products by the firm (“Sales-Based Payments”). These payments are based upon a percentage of the total amount of money received, or anticipated to be received, for sales through a firm of some or all of the insurance products that we and/or our affiliates offer. We make these payments on a periodic basis.
Such payments also may be calculated based upon the “assets under management” attributable to a particular firm (“Asset-Based Payments”). These payments are based upon a percentage of the contract value of some or all of our (and/or our affiliates’) insurance products that were sold through the firm. We make these payments on a periodic basis.
Sales-Based Payments primarily created incentives to make new sales of our insurance products and Asset-Based Payments primarily create incentives to service and maintain previously sold Contracts. We may pay or have paid a firm either or both Sales-Based Payments and Asset-Based Payments.
Administrative and Processing Support Payments
We may, directly or through JHD, also make payments to certain firms that sell our products for certain administrative services, including record keeping and sub-accounting Contract Owner accounts, and in connection with account maintenance support, statement preparation and transaction processing. The types of payments that we may make under this category include, among others, payment of ticket charges per purchase or exchange order placed by a firm, payment of networking fees in connection with certain mutual fund trading systems, or one-time payments for ancillary services such as setting up funds on a firm’s mutual fund trading system.
3

Other Payments
We may, directly or through JHD, also provide, either from the 12b-1 distribution fees received from the Portfolios underlying the Contracts or out of our own resources, additional compensation to firms that sell or arrange for the sale of Contracts. Such compensation may have included seminars for the public, advertising and sales campaigns regarding the Contracts to assist a firm in connection with its systems, operations and marketing expenses, or for other activities of a selling firm or wholesaler. We may have contributed to, as well as sponsored, various educational programs, sales contests and/or promotions in which participating firms and their sales persons may have received prizes such as merchandise, cash, or other awards.
Other compensation may be offered to the extent not prohibited by federal or state laws or any self-regulatory agency, such as FINRA. We make payments for entertainment events we deem appropriate, subject to our guidelines and applicable law. These payments may vary widely, depending upon the nature of the event or the relationship. We may make these payments upon the initiation of a relationship with a firm, and at any time thereafter.
We may have other relationships with firms relating to the provisions of services to the Contracts, such as providing omnibus account services, transaction processing services, or effecting portfolio transactions for Portfolios. If a firm provides these services, we may compensate the firm for these services. In addition, a firm may have other compensated or uncompensated relationships with us that are not related to the Contracts.
Additional Information on Section 403(b)
Plans or Tax-Sheltered Annuities
Restrictions on Section 403(b) Plans
Tax-sheltered annuity contracts must contain restrictions on withdrawals of:
•	contributions made pursuant to a salary reduction agreement in years beginning after December 31, 1988;
•	earnings on those contributions; and
•	earnings after 1988 on amounts attributable to salary reduction contributions (and earnings on those contributions) held as of the last day of 1988.
These amounts can be paid only if the employee has reached age 59½, separated from service, died, or become disabled (within the meaning of the tax law), or in the case of hardship (within the meaning of the tax law). Amounts permitted to be distributed in the event of hardship are limited to actual contributions for elective contributions made after 1988; earnings thereon cannot be distributed on account of hardship. Amounts subject to the withdrawal restrictions applicable to section 403(b)(7) custodial accounts may be subject to more stringent restrictions.
Exercise of the withdrawal right for each withdrawal under the Contract may be subject to the terms of the Section 403(b) Plan and may require the consent of the employer, the Plan administrator or the Plan sponsor, as well as the participant’s spouse, under section 403(b) of the Code and applicable Treasury Regulations.
In the event that we do not receive the Required Documentation and you nonetheless direct us to proceed with the withdrawal, your Contract may no longer be qualified under section 403(b), which may result in additional adverse tax consequences to you. Employer consent is not required when we have received documentation in a form acceptable to us confirming that you have reached age 59½, separated from service, died or become disabled. (These limitations on withdrawals do not apply to the extent we are directed to transfer some or all of the Contract Value to the issuer of another tax-sheltered annuity or into a section 403(b)(7) custodial account.)
Additional Information on Deferred Compensation Plans of State and Local Governments and Tax-Exempt Organizations
Restrictions under the Texas Optional Retirement Program
Section 830.105 of the Texas Government Code permits participants in the Texas Optional Retirement Program (“ORP”) to withdraw their interest in a variable annuity contract issued under the ORP only upon:
•	termination of employment in all Texas public institutions of higher education;
4

•	retirement;
•	death; or
•	the participant’s turning age 70½.
Accordingly, before you withdraw any amounts from the Contract, you must furnish proof to us that one of these four events has occurred. For these purposes a change of company providing ORP benefits or a participant’s transfer between institutions of higher education is not a termination of employment. Consequently there is no termination of employment when a participant in the ORP transfers the Contract Value to another Contract or another qualified custodian during the period of participation in the ORP.
Legal and Regulatory Matters
There are no legal proceedings to which we, the Separate Account or the principal underwriter is a party, or to which the assets of the Separate Account are subject, that are likely to have a material adverse effect on:
•	the Separate Account; or
•	the ability of the principal underwriter to perform its contract with the Separate Account; or
•	on our ability to meet our obligations under the variable annuity contracts funded through the Separate Account.
5

Appendix A: Audited Financial Statements
A-1

Audited Statutory-Basis Financial Statements John Hancock Life Insurance Company of New York For the Years Ended December 31, 2019, 2018 and 2017 With Report of Independent Auditors

AUDITED STATUTORY-BASIS FINANCIAL STATEMENTS

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

YEARS ENDED DECEMBER 31, 2019, 2018 and 2017

Report of Independent Auditors

The Board of Directors and Stockholder

John Hancock Life Insurance Company of New York

We have audited the accompanying statutory-basis financial statements of John Hancock Life Insurance Company of New York (the Company), which comprise the balance sheets as of December 31, 2019 and 2018 and the related statements of operations, changes in capital and surplus and cash flow for each of the three years in the period ended December 31, 2019 and the related notes to the financial statements.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in conformity with accounting practices prescribed or permitted by the New York State Department of Financial Services. Management also is responsible for the design, implementation and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free of material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 2 to the statutory-basis financial statements, the Company prepared these financial statements using accounting practices prescribed or permitted by the New York State Department of Financial Services, which is a basis of accounting other than U.S. generally accepted accounting principles. The effects on the financial statements of the variances between these statutory accounting practices and U.S. generally accepted accounting principles, although not reasonably determinable, are presumed to be material.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter described in the Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles paragraph, the statutory-basis financial statements referred to above do not present fairly, in conformity with U.S. generally accepted accounting principles, the financial position of the Company at December 31, 2019 and 2018, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2019.

1

Opinion on Statutory-Basis of Accounting

In our opinion, the statutory-basis financial statements referred to above present fairly, in all material respects, the financial position of the Company at December 31, 2019 and 2018, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2019, on the basis of accounting described in Note 2.

/s/ Ernst & Young LLP

Boston, Massachusetts

March 26, 2020

2

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

BALANCE SHEETS—STATUTORY-BASIS

	December 31,
	2019	2018
(in millions)

Admitted assets
Cash and invested assets:
Bonds	$4,787	$5,018
Stocks:
Preferred stocks	8	7
Common stocks	125	144
Mortgage loans on real estate	617	622
Real estate:
Investment properties	241	235
Cash, cash equivalents and short-term investments	13	35
Policy loans	122	122
Derivatives	967	542
Receivable for collateral on derivatives	1	-
Other invested assets	954	1,105
Total cash and invested assets	7,835	7,830
Investment income due and accrued	72	73
Premiums due	5	7
Amounts recoverable from reinsurers	16	12
Funds held by or deposited with reinsured companies	837	859
Net deferred tax asset	79	66
Other reinsurance receivable	24	26
Amounts due from affiliates	523	300
Other assets	18	18
Assets held in separate accounts	8,254	7,261
Total admitted assets	$17,663	$16,452

The accompanying notes are an integral part of the statutory-basis financial statements.

3

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

BALANCE SHEETS—STATUTORY-BASIS

	December 31,
	2019	2018
(in millions)

Liabilities and capital and surplus
Liabilities:
Policy and contract obligations:
Policy reserves	$5,808	$5,877
Policyholders' and beneficiaries' funds	232	243
Dividends payable to policyholders	12	14
Policy benefits in process of payment	48	39
Other amount payable on reinsurance	56	54
Other policy obligations	1	1
Total policy and contract obligations	6,157	6,228
Payable to parent and affiliates	9	4
Transfers to (from) separate account, net	(21)	(21)
Asset valuation reserve	239	199
Reinsurance in unauthorized companies	10	10
Funds withheld from unauthorized reinsurers	372	361
Interest maintenance reserve	353	374
Current federal income taxes payable	-	11
Derivatives	596	299
Payables for collateral on derivatives	32	20
Payables for securities	190	-
Other general account obligations	48	43
Obligations related to separate accounts	8,254	7,261
Total liabilities	16,239	14,789

Capital and surplus:
Common stock (par value $1; 3,000,000 shares authorized; 2,000,003 shares issued and outstanding at December 31, 2019 and 2018)	2	2
Paid-in surplus	913	913
Unassigned surplus	509	748
Total capital and surplus	1,424	1,663
Total liabilities and capital and surplus	$17,663	$16,452

The accompanying notes are an integral part of the statutory-basis financial statements.

4

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

STATEMENTS OF OPERATIONS—STATUTORY-BASIS

	Years Ended December 31,
	2019	2018	2017
(in millions)

Premiums and other revenues:
Life, long-term care and annuity premiums, net	$516	$1,052	$1,073
Consideration for supplementary contracts with life contingencies	10	11	13
Net investment income	319	334	323
Amortization of interest maintenance reserve	12	14	17
Commissions and expense allowance on reinsurance ceded	8	32	32
Reserve adjustment on reinsurance ceded	2	(3)	1
Separate account administrative and contract fees	101	105	105
Other revenue	35	36	40
Total premiums and other revenues	1,003	1,581	1,604

Benefits paid or provided:
Death, surrender and other contract benefits, net	1,399	1,357	1,319
Annuity benefits	141	198	208
Disability and long-term care benefits	2	2	1
Interest and adjustments on policy or deposit-type funds	4	8	8
Payments on supplementary contracts with life contingencies	11	10	9
Increase (decrease) in life and long-term care reserves	(70)	(64)	124
Total benefits paid or provided	1,487	1,511	1,669

Insurance expenses and other deductions:
Commissions and expense allowance on reinsurance assumed	84	86	85
General expenses	49	49	52
Insurance taxes, licenses and fees	13	20	8
Net transfers to (from) separate accounts	(389)	(391)	(361)
Investment income ceded	35	22	36
Other deductions	(114)	(65)	(69)
Total insurance expenses and other deductions	(322)	(279)	(249)

Income (loss) from operations before dividends to policyholders, federal income taxes and net realized capital gains (losses)	(162)	349	184
Dividends to policyholders	16	21	17
Income (loss) from operations before federal income taxes and net realized capital gains (losses)	(178)	328	167
Federal income tax expense (benefit)	(41)	(36)	25
Income (loss) from operations before net realized capital gains (losses)	(137)	364	142

Net realized capital gains (losses)	(60)	11	(57)
Net income (loss)	$(197)	$375	$85

The accompanying notes are an integral part of the statutory-basis financial statements.

5

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

STATEMENTS OF CHANGES IN CAPITAL AND SURPLUS—STATUTORY-BASIS

	Common Stock	Paid-in Surplus	Unassigned Surplus (Deficit)	Total Capital and Surplus
(in millions)

Balances at January 1, 2017	$2	$913	$490	$1,405
Net income (loss)			85	85
Change in net unrealized capital gains (losses)			135	135
Change in net deferred income tax			(145)	(145)
Decrease (increase) in non-admitted assets			104	104
Change in liability for reinsurance in unauthorized reinsurance			3	3
Decrease (increase) in asset valuation reserves			(84)	(84)
Change in surplus as a result of reinsurance			(18)	(18)
Other adjustments, net			(2)	(2)
Balances at December 31, 2017	2	913	568	1,483

Net income (loss)			375	375
Change in net unrealized capital gains (losses)			(25)	(25)
Change in net deferred income tax			(70)	(70)
Decrease (increase) in non-admitted assets			51	51
Change in liability for reinsurance in unauthorized reinsurance			(3)	(3)
Decrease (increase) in asset valuation reserves			(35)	(35)
Dividend paid to Parent			(100)	(100)
Change in surplus as a result of reinsurance			(18)	(18)
Other adjustments, net			5	5
Balances at December 31, 2018	2	913	748	1,663

Net income (loss)			(197)	(197)
Change in net unrealized capital gains (losses)			87	87
Change in net deferred income tax			53	53
Decrease (increase) in non-admitted assets			(25)	(25)
Decrease (increase) in asset valuation reserves			(40)	(40)
Dividend paid to Parent			(100)	(100)
Change in surplus as a result of reinsurance			(17)	(17)
Balances at December 31, 2019	$2	$913	$509	$1,424

The accompanying notes are an integral part of the statutory-basis financial statements.

6

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

STATEMENTS OF CASH FLOW—STATUTORY-BASIS

	Years Ended December 31,
	2019	2018	2017
(in millions)

Operations
Premiums and other considerations collected, net of reinsurance	$1,059	$1,062	$1,100
Net investment income received	321	357	338
Separate account fees	101	105	105
Commissions and expenses allowance on reinsurance ceded	(9)	14	15
Miscellaneous income	55	63	71
Benefits and losses paid	(1,544)	(1,570)	(1,530)
Net transfers from (to) separate accounts	389	396	366
Commissions and expenses (paid) recovered	(105)	(101)	(107)
Dividends paid to policyholders	(18)	(19)	(21)
Federal and foreign income and capital gain taxes (paid) recovered	(10)	(19)	(176)
Net cash provided by operating activities	239	288	161

Investment activities
Proceeds from sales, maturities, or repayments of investments:
Bonds	844	2,188	1,151
Stocks	44	3	19
Mortgage loans on real estate	31	168	63
Real estate	-	-	3
Other invested assets	281	85	119
Derivatives	-	18	-
Total investment proceeds	1,200	2,462	1,355

Cost of investments acquired:
Bonds	1,104	2,152	1,279
Stocks	5	1	2
Mortgage loans on real estate	25	22	35
Real estate	11	11	5
Other invested assets	138	243	267
Derivatives	70	-	69
Total cost of investments acquired	1,353	2,429	1,657
Net increase (decrease) in receivable/payable for securities and collateral on derivatives	201	(8)	(2)
Net (increase) decrease in policy loans	-	(9)	(9)
Net cash provided by (used in) investment activities	48	16	(313)

Financing and miscellaneous activities
Net deposits (withdrawals) on deposit-type contracts	(11)	(8)	(7)
Dividend paid to parent	(100)	(100)	-
Other cash provided (applied)	(198)	(172)	160
Net cash provided by (used in) financing and miscellaneous activities	(309)	(280)	153

Net increase (decrease) in cash, cash equivalents and short-term investments	(22)	24	1
Cash, cash equivalents and short-term investments at beginning of year	35	11	10
Cash, cash equivalents and short-term investments at end of year	$13	$35	$11

Non-cash activities during the year:
Premium and other operating activity related to reinsurance transactions, net	$525	$-	$-
Investing activities related to reinsurance transactions, net	(525)	-	-

The accompanying notes are an integral part of the statutory-basis financial statements.

7

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

1. Organization and Nature of Operations

John Hancock Life Insurance Company of New York (the “Company”) is a life insurance company organized on February 10, 1992 under the laws of the State of New York. The New York State Department of Financial Services (the “Insurance Department”) granted the Company a license to operate on July 22, 1992. The Company is a wholly-owned subsidiary of John Hancock Life Insurance Company (U.S.A.) (“JHUSA”). JHUSA is a wholly-owned subsidiary of The Manufacturers Investment Corporation (“MIC”). MIC is a wholly-owned subsidiary of John Hancock Financial Corporation (“JHFC”), which is an indirect, wholly-owned subsidiary of The Manufacturers Life Insurance Company (“MLI”). MLI, in turn, is a wholly-owned subsidiary of Manulife Financial Corporation (“MFC”), a Canadian-based, publicly traded financial services holding company.

The Company provides a wide range of financial protection and wealth management products and services to both individual and institutional customers. Through its insurance operations, the Company offers a variety of individual life insurance products that are distributed through multiple distribution channels, including insurance agents, brokers, banks, financial planners, and direct marketing. The Company also offers a variety of retirement products to retirement plans. The Company distributes these products through multiple distribution channels, including insurance agents and affiliated brokers, securities brokerage firms, financial planners, pension plan sponsors, pension plan consultants, and banks.

Pursuant to a distribution agreement with the Company, John Hancock Distributors LLC (“JHD”), a registered broker-dealer and a wholly-owned subsidiary of JHUSA, acts as the principal underwriter of variable life contracts and other products issued by the Company.

2. Significant Accounting Policies

Use of Estimates

The preparation of financial statements requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known and may impact the amounts reported and disclosed herein.

Basis of Presentation

These financial statements have been prepared in conformity with accounting practices prescribed or permitted by the Insurance Department. The National Association of Insurance Commissioners’ (“NAIC”) Accounting Practices and Procedures Manual (“NAIC SAP”) has been adopted as a component of practices prescribed or permitted by the State of New York. The New York Superintendent of the Insurance Department (the “Superintendent”) has the authority to prescribe or permit other specific practices that deviate from prescribed practices. NAIC SAP practices differ from accounting principles generally accepted in the United States (“GAAP”) as described below.

Investments: Investments in bonds not backed by other loans are principally stated at amortized cost using the constant yield (interest) method. Bonds can also be stated at the lesser of amortized cost or fair value based on their NAIC designated rating. Non-redeemable preferred stocks, which have characteristics of equity securities, are reported at cost or lower of cost or market value as determined by the Securities Valuation Office of the NAIC (“SVO”) rating, and the related net unrealized capital gains (losses) are reported in unassigned surplus along with any adjustment for federal income taxes. Redeemable preferred stocks, which have characteristics of debt securities and are rated as medium quality or better, are reported at cost or amortized cost. All other redeemable preferred stocks are reported at the lower of cost, amortized cost, or fair value.

For bonds other than loan-backed and structured securities, the Company has a process in place to identify securities that could potentially have an impairment that is other-than-temporary. The Company recognizes other-than-temporary impairment losses on bonds with unrealized losses when the entity does not have the intent and ability to hold the security for a period of time sufficient to allow for any anticipated recovery in value. Declines in value due to credit difficulties are also considered to be other-than-temporarily impaired when the Company does not have the intent and ability to hold the security for a period of time sufficient to allow for any anticipated recovery in value. The entire difference between amortized cost and fair value on such bonds with credit difficulties is recognized as an impairment loss in income.

8

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Loan-backed and structured securities (i.e., collateralized mortgage obligations) are adjusted for the effects of changes in prepayment assumptions on the related accretion of discounts or amortization of premiums of such securities using either the retrospective or prospective methods. The retrospective adjustment method is used to value all such securities, except principal-only and interest-only securities and such securities with NAIC designations of 3-6, which are valued using the prospective method. If it is determined that a decline in fair value is other-than-temporary, the cost basis of the security is written down to the present value of estimated future cash flows using the original effective interest rate inherent in the security.

Common stocks are primarily reported at fair value based on quoted market prices and the related net unrealized capital gains (losses) are reported in unassigned surplus, net of any adjustment for federal income taxes. There are no restrictions on common and preferred stocks.

Non-insurance subsidiaries, which have significant ongoing operations other than for the benefit of the Company and its affiliates, are reported based on the underlying audited GAAP equity. Non-insurance subsidiaries, which have no significant ongoing operations other than for the benefit of the Company and its affiliates, are reported based on the underlying audited GAAP equity, including the admitted portion of goodwill. Dividends from subsidiaries are included in net investment income. The remaining net change in the subsidiaries’ equity is included in the change in net unrealized capital gains (losses).

Realized capital gains (losses) on sales of securities are recognized using the first in, first out (“FIFO”) method. The cost basis of bonds, common and preferred stocks, and other invested assets is adjusted for impairments in value deemed to be other-than-temporary and such adjustments are reported as a component of net realized capital gains (losses).

Mortgage loans on real estate are reported at unpaid principal balances, less an allowance for impairments. Valuation allowances, if necessary, are established for mortgage loans on real estate based on the difference between the net value of the collateral, determined as the fair value of the collateral less estimated costs to obtain and sell, and the recorded investment in the mortgage loan. The initial valuation allowance and subsequent changes in the allowance for mortgage loans are charged or credited directly to unassigned surplus. A mortgage loan is considered to be impaired when, based on current information and events, it is probable that the Company will be unable to collect all principal and interest amounts due according to the contractual terms of the mortgage agreement. When management determines foreclosure is probable and the impairment is other-than-temporary, the mortgage loan is written down and a realized loss is recognized.

Real estate held for the production of income is reported at depreciated cost, net of related obligations. Real estate that the Company has the intent to sell is reported at the lower of depreciated cost or fair value, net of related obligations. Depreciation is calculated on a straight-line basis over the estimated useful lives of the properties.

Cash equivalents are short-term highly liquid investments with original maturities of three months or less and are principally stated at amortized cost. Short-term investments include investments with maturities of one year or less and greater than three months at the date of acquisition and are principally stated at amortized cost.

Policy loans are reported at unpaid principal balances.

Derivative instruments that meet the criteria to qualify for hedge accounting are accounted for in a manner consistent with the item hedged (i.e., amortized cost or fair value with the related net unrealized capital gains (losses) reported in unassigned surplus along with any adjustment for federal income taxes). Derivative instruments that are entered into for other hedging purposes, also known as economic hedges, do not meet the criteria to qualify for hedge accounting. These derivative instruments are accounted for at fair value, and the related changes in fair value are recognized as net unrealized capital gains (losses) reported in unassigned surplus, net of any adjustments for federal income taxes. Embedded derivatives are not accounted for separately from the host contract.

Other invested assets consist of ownership interests in partnerships and limited liability companies (“LLCs”) which are carried based on the underlying audited GAAP equity, with the exception of affordable housing tax credit properties, which are carried at amortized cost. The related net unrealized capital gains (losses) are reported in unassigned surplus, net of any adjustments for federal income taxes. The Company records its share of income using the most recent financial information available, which is generally on a three month lag. Depending on the timing of receipt of the audited financial statements of these other invested assets, the investee level financial data may be up to one year in arrears.

9

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Interest Maintenance and Asset Valuation Reserves: Under a formula prescribed by the NAIC, the Company defers the portion of realized capital gains (losses) on sales of fixed income investments, principally bonds and mortgage loans, and interest-related hedging activities that are attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity based on groupings of individual securities sold in five-year bands. That net deferral is reported as the interest maintenance reserve (“IMR”) in the accompanying Balance Sheets. Realized capital gains (losses) are reported in income, net of federal income tax and transferred to the IMR. The asset valuation reserve (“AVR”) provides a valuation allowance for invested assets. The AVR is determined by an NAIC prescribed formula with changes reflected directly in unassigned surplus.

Subsidiaries: The accounts and operations of the Company’s subsidiaries are not consolidated with the accounts and operations of the Company.

Goodwill: Goodwill is admitted subject to an aggregate limitation of 10% of the capital and surplus in the most recently filed quarterly statement, excluding electronic data processing (“EDP”) equipment, operating system software, net deferred tax assets, and net positive goodwill. Goodwill is amortized over the period the Company benefits economically, not to exceed 10 years. Goodwill is reported in other invested assets in the Balance Sheets.

Separate Accounts: Separate account assets and liabilities reported in the accompanying Balance Sheets represent funds that are separately administered, principally for annuity contracts and variable life insurance policies, and for which the contract holder, rather than the Company, bears the investment risk. Separate account obligations are intended to be satisfied from separate account assets and not from assets of the general account. Separate accounts are generally reported at fair value. The operations of the separate accounts are not included in the Statements of Operations; however, income earned on amounts initially invested by the Company in the formation of new separate accounts is included in other revenue. Fees charged to contract holders, principally mortality, policy administration, and surrender charges are included in separate account administrative and contract fees. The assets in the separate accounts are not pledged to others as collateral or otherwise restricted. For the years ended December 31, 2019, 2018 and 2017, there were no gains (losses) on transfers of assets from the general account to the separate account.

Nonadmitted Assets: Certain assets designated as nonadmitted, principally deferred income taxes, the Company’s investment in John Hancock Variable Trust Advisers LLC (“JHVTA”) (formerly John Hancock Investment Management Services, LLC), an affiliated company, other invested assets, furniture and equipment, prepaid expenses, and other assets not specifically identified as admitted assets within the NAIC SAP are excluded from the accompanying Balance Sheets and are charged directly to unassigned surplus.

Policy Acquisition Costs: The costs of acquiring and renewing business are expensed when incurred.

Policy Reserves: Reserves for life, annuity, and deposit-type contracts are developed by actuarial methods and are determined based on interest rates, mortality tables and valuation methods prescribed by the NAIC that will provide, in the aggregate, reserves that are greater than or equal to the maximum of guaranteed policy cash values or the amounts required by the Superintendent.

●

The Company waives deduction of deferred fractional premiums on the death of lives insured and annuity contract holders and returns any premium beyond the date of death. Surrender values on policies do not exceed the corresponding benefit reserves. At December 31, 2019 and 2018, the Company held reserves of $476 million and $517 million, respectively, on insurance in-force amounts for which gross premiums were less than net premiums according to the standard of valuation set by the State of New York.

●	At December 31, 2019 and 2018, the Company held reserves of $325 million and $75 million, respectively, as a result of asset adequacy testing (“AAT”).

●

Reserves for individual life insurance policies are maintained using the 1941, 1958, 1980 and 2001 Commissioner’s Standard Ordinary Mortality Tables and using principally the Commissioner’s Reserve Valuation Method.

10

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

●

Annuity and supplementary contracts with life contingency reserves are based principally on the 1937 Standard Annuity Table, the Group Annuity Mortality Tables for 1951, 1971, 1983 and 1994, the 1971 and 1983 Individual Annuity Mortality Tables, the A-2000 Individual Annuity Mortality Table, and the 2012 Individual Annuity Mortality Table.

●	Liabilities related to policyholder funds left on deposit with the Company are generally equal to fund balances.

●

For life insurance, the calendar year exact method is used to calculate the reserve at December 31, 2019 and 2018. Reserves at December 31, 2019 and 2018 are calculated based on the rated age. For certain policies with substandard table ratings, substandard multiple extras are applied via the Lotter method.

●

Tabular interest, tabular less actual reserve released, and tabular costs have been determined by formula. Tabular interest on funds not involving life contingencies is calculated as one percent of the product of such valuation rate of interest times the mean of the amount of funds subject to such valuation rate of interest held at the beginning and end of the valuation year.

●

From time to time, the Company finds it appropriate to modify certain required policy reserves because of changes in actuarial assumptions. Reserve modifications resulting from such determinations are recorded directly to unassigned surplus.

●

Reserves for variable deferred annuity contracts are calculated in accordance with NAIC Actuarial Guideline 43. The reserve is based on the worst present value of accumulated losses from the perspective of the Company. The liability is evaluated under both a standard scenario and stochastic scenario, and the Company holds the higher of the standard or stochastic values.

Reinsurance: Reinsurance ceded contracts do not relieve the Company from its obligations to policyholders. The Company remains liable to its policyholders for the portion reinsured to the extent that any reinsurer does not meet its obligations for reinsurance ceded to it under the reinsurance agreements. Failure of the reinsurers to honor their obligations could result in losses to the Company; consequently, estimates are established for amounts deemed or estimated to be uncollectible. To minimize its exposure to significant losses from reinsurance insolvencies, the Company evaluates the financial condition of its reinsurers and monitors concentration of credit risk arising from similar characteristics of the insurer.

Premiums, commissions, expense reimbursements, benefits, and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. Premiums ceded to other companies have been reported as a reduction of premium income. Amounts applicable to reinsurance ceded for future policy benefits, unearned premium reserves, and claim liabilities have been reported as reductions of these items.

The Company records a liability for unsecured policy reserves ceded to reinsurers not authorized in the State of New York to assume such business. Changes to those amounts are credited or charged directly to unassigned surplus. Policy and contract liabilities ceded to reinsurers have been reported as reductions of the related reserves. Commissions and expense allowances allowed by reinsurers on business ceded are reported as income when received. Investment income ceded includes separate account fee income, net investment income and realized investment and other gains (losses), which was ceded to the affiliated reinsurers. NAIC SAP prescribes that no gain be recognized upon inception of a reinsurance treaty. The initial gain is recorded directly to unassigned surplus and released into income over the life of the treaty.

Federal Income Taxes: Total federal income taxes are based upon the Company’s best estimate of its current and deferred tax assets or liabilities. Current tax expense is reported in the Statements of Operations as federal income tax expense if resulting from operations and within net realized capital gains (losses) if resulting from capital transactions. Changes in the balances of deferred taxes, which provide for book versus tax temporary differences, are subject to limitations and are reported within various lines within surplus. The provision for federal and foreign income taxes incurred in the Statements of Operations is different from that which would be obtained by applying the statutory federal income tax rate to income before income tax (including realized capital gains). For additional information, see the Federal Income Taxes Note for reconciliation of effective tax rate.

11

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Participating Insurance and Policyholder Dividends: Participating business which is assumed from JHUSA, represented approximately 16% and 17% of the Company’s aggregate reserve for group fixed annuity and life contracts at December 31, 2019 and 2018, respectively. The amount of policyholders’ dividends to be paid is approved annually by JHUSA’s Board of Directors. Policyholder dividends are recognized when declared rather than over the term of the related policies. The determination of the amount of policyholders’ dividends is complex and varies by policy type. In general, the aggregate amount of policyholders’ dividends is calculated based upon actual interest, mortality, morbidity, persistency, and expense experience for the year, as well as management’s judgment as to the appropriate level of statutory surplus to be retained by the Company.

Statements of Cash Flow: Cash, cash equivalents and short-term investments in the Statements of Cash Flow represent movements of cash and highly liquid debt investments with initial maturities of one year or less.

Premiums and Benefits: Premiums for whole, term, and universal life, annuity policies, and group annuity contracts with any mortality and morbidity risk are recognized as revenue when due. Revenues for universal life and annuity policies with mortality or morbidity risk consist of the entire premium received. Premiums received for variable universal life, as well as annuity policies and group annuity contracts without mortality or morbidity risk are recorded using deposit accounting and are credited directly to an appropriate policy reserve account, without recognizing premium revenue. Benefits incurred represent the total of death benefits paid, annuity benefits paid and the change in policy reserves.

Policy and Contract Claims: Policy and contract claims are determined on an individual-case basis for reported losses. Estimates of incurred but not reported losses are developed on the basis of past experience.

Guaranty Fund Assessments: Guaranty fund assessments are accrued when the Company receives knowledge of an insurance insolvency.

Variances Between NAIC SAP and GAAP: The more significant variances from GAAP are: (a) bonds would generally be reported at fair value; (b) changes in the fair value of derivative financial instruments would generally be reported as revenue unless deemed an effective hedge; (c) embedded derivatives would be bifurcated from the underlying contract or security and accounted for separately at fair value; (d) income recognition on partnerships and LLCs, which are accounted for under the equity method, would not be limited to the amount of cash distribution; (e) majority-owned noninsurance subsidiaries, variable interest entities where the Company is the primary beneficiary, and certain other controlled entities would be consolidated; (f) changes in the balances of deferred income taxes would generally be included in net income; (g) market value adjusted (“MVA”) annuity products would be reported in the general account of the Company; (h) all assets, subject to valuation allowances, would be recognized; (i) reserves would generally be based upon the net level premium method or the estimated gross margin method with estimates of future mortality, morbidity, persistency and interest; (j) reinsurance ceded, unearned ceded premium and unpaid ceded claims would be reported as an asset; (k) AVR and the IMR would not be recorded; (l) changes to the mortgage loan valuation allowance would be reported in income; (m) surplus notes would be reported as liabilities; (n) premiums received in excess of policy charges for universal life and annuity policies would not be recognized as premium revenue and benefits would represent the excess of benefits paid over the policy account value and interest credited to the account values; (o) certain acquisition costs, such as commissions and other variable costs, directly related to acquiring new business are charged to current operations as incurred, would generally be capitalized and amortized based on profit emergence over the expected life of the policies or over the premium payment period; and (p) changes in unrealized capital gains (losses) and foreign currency translations would be presented as other comprehensive income.

The effects of the foregoing variances from GAAP on the accompanying statutory-basis financial statements have not been determined, but are presumed to be material.

12

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

3. Permitted or Prescribed Statutory Accounting Practices

The financial statements of the Company are presented in conformity with accounting practices prescribed or permitted by the Insurance Department.

For determining the Company’s solvency under the State of New York’s insurance laws and regulations, the Insurance Department recognizes only statutory accounting practices prescribed or permitted by the State of New York for determining and reporting the financial condition and results of operations of the Company. NAIC SAP has been adopted as a component of practices prescribed or permitted by the State of New York. The Superintendent has the authority to prescribe or permit other specific practices that deviate from prescribed practices. As of December 31, 2019 and 2018, the Superintendent had not prescribed or permitted the Company to use any accounting practices that would result in the Company’s income or financial position to deviate from NAIC SAP.

4. Accounting Changes

Accounting changes adopted to conform to the provisions of NAIC SAP are reported as changes in accounting principles. The cumulative effect of changes in accounting principles is reported as an adjustment to unassigned surplus in the period of the change in accounting principle. The cumulative effect is the difference between the amount of unassigned surplus at the beginning of the year and the amount of unassigned surplus that would have been reported at that date if the new accounting principle had been applied retrospectively.

Adoption of New Accounting Standards

Effective December 31, 2019, the NAIC made non-substantive revisions to Statement of Statutory Accounting Principles (“SSAP”) No. 100R, Fair Value Measurements to adopt with modification the disclosure amendments reflected in Accounting Standards Update (“ASU”) 2018-13 Changes to the Disclosure Requirements for Fair Value Measurement. The revisions included elimination of certain fair value disclosures. The Company adopted the amendment in 2019. The guidance did not have a material impact on the Company’s financial position, results of operations, and financial statement disclosures.

Effective January 1, 2018, the NAIC made substantive revisions to SSAP No. 100, Fair Value Measurements. The revised guidance allows the use of net asset value as a practical expedient for fair value when 1) specifically allowed in a SSAP or 2) when specific conditions exist. The Company adopted the amendment in 2018. The guidance did not have a material impact on the Company’s financial position, results of operations, and financial statement disclosures.

Effective January 1, 2018, the NAIC made substantive revisions to SSAP No. 86, Accounting for Derivative Instruments and Hedging, Income Generation, and Replication (Synthetic Asset) Transactions to adopt ASU 2017-04 Settlement of Valuation Margin. The revised guidance requires the recognition of changes in variation margin as unrealized gains/losses until the derivative contract has matured, terminated and/or expired. The guidance applies to both over-the-counter (“OTC”) derivatives and (“ETF”) exchange-traded futures, regardless of whether the counterparty or exchange considers the variation margin payment to be collateral or a legal settlement. The Company adopted the amendment in 2018. The guidance did not have a material impact on the Company’s financial position, results of operations, and financial statement disclosures.

In November 2018, the NAIC made non-substantive revisions to SSAP No. 51R – Life Contracts to adopt ASU 2018-28 Updates to Liquidity Disclosures. The revisions included enhancements to the existing disclosures on annuity actuarial reserves and deposit type liabilities by withdrawal characteristics and added life liquidity disclosures. The Company adopted the amendment in 2019. The guidance did not have a material impact on the Company’s financial position, results of operations, and financial statement disclosures.

13

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

In November 2018, the NAIC made non-substantive revisions to SSAP No. 86 - Derivatives to incorporate hedge documentation and assessment efficiencies from ASU 2017-12 Targeted Improvements to Accounting for Hedging Activities as issued by Financial Accounting Standards Board (“FASB”). The revisions will allow companies to perform subsequent assessments of hedge effectiveness qualitatively if certain conditions are met, allow companies more time to perform the initial quantitative hedge effectiveness assessment and clarify that companies may apply the “criterial terms match” method for a group of forecasted transactions if they meet the requirements. The revisions were effective beginning January 1, 2019 and the Company adopted the amendment in 2019. The guidance did not have a material impact on the Company’s financial position, results of operations, and financial statement disclosures.

In March 2017, the NAIC made substantive revisions to SSAP No. 69 – Statement of Cash Flow to adopt ASU 2016-15 Statement of Cash Flows: Classification of Certain Cash Receipts and Cash Payments as issued by the FASB, without modifications. The revisions clarified the classification of eight specific cash flow issues with the objective of reducing diversity in practice. The amendment is to be applied retrospectively, effective for fiscal years beginning after December 15, 2018 and interim periods within those years. The Company adopted the amendment in 2019. The guidance did not have a material impact on the Company’s financial position, results of operations, and financial statement disclosures.

In June 2017, the NAIC adopted revisions to SSAP No. 37, Mortgage Loans. The revision requires an age analysis of mortgage loans disclosure, aggregated by type, with identification of mortgage loans in which the entity is a participant or co-lender in a mortgage loan agreement, capturing: 1) recorded investment of current mortgage loans, 2) recorded investment of mortgage loans classified as 30-59 days, 60-89 days, 90-179 days, and 180 days and greater past due; 3) recorded investment of mortgage loans 90 days and 180 days past due still accruing interest; 4) interest accrued for mortgage loans 90 days and 180 days past due; and 5) recorded investment and number of mortgage loans where interest has been reduced, by percent reduced. The Company adopted the amendment in 2018. The guidance did not have a material impact on the Company’s financial position, results of operations, and financial statement disclosures.

In August 2017, the NAIC adopted non-substantive revisions to SSAP No. 69 – Statement of Cash Flow to adopt ASU 2016-18 Statement of Cash Flows: Restricted Cash as issued by the FASB. The revision clarifies that restricted cash and cash equivalents shall not be reported as operating, investing or financing activities, but shall be reported with cash and cash equivalents when reconciling beginning and ending amounts on the cash flow statement. A consequential change was incorporated in SSAP No. 1 – Accounting Policies, Risks & Uncertainties and Other Disclosures to ensure information on restricted cash, cash equivalents and short-term investments is reported in the restricted asset disclosure. The revision was effective December 31, 2019, to be adopted retrospectively to allow for comparative cash flow statements. The Company adopted the amendment in 2019. The guidance did not have a material impact on the Company’s financial position, results of operations, and financial statement disclosures.

Future Adoption of New Accounting Standards

In November 2018, the NAIC adopted SSAP No. 108 – Derivatives Hedging Variable Annuity Guarantees as a substantive guidance which permits and specifies the requirements for applying a special accounting treatment for derivative contracts hedging variable annuity guarantee benefits that are subject to fluctuations as a result of interest rate sensitivity. The provisions of SSAP No. 108 are separate and distinct from the statutory guidance in SSAP No. 86 - Derivatives. Application of the adopted guidance is limited to the derivative transactions specified in SSAP No. 108 and permitted only if all of the requirements for the special accounting treatment are met. The guidance is effective beginning January 1, 2020. The Company is currently assessing the impact of this guidance on its financial statements.

On September 22, 2017, The Bilateral Agreement Between the United States of America and the European Union (EU) on Prudential Measures Regarding Insurance and Reinsurance, known as the Covered Agreement, was signed by the United States Department of the Treasury and the US Trade Representative.   The Covered Agreement includes provisions that serve to reduce reinsurance collateral requirements for certified reinsurers that are licensed and domiciled in Qualified Jurisdictions.   On June 25, 2019, the NAIC Executive Committee adopted revisions to the Credit for Reinsurance Model Law (#785) and the Credit for Reinsurance Model Regulation (#786) to incorporate relevant provisions from the Covered Agreement. On December 7, 2019, the Statutory Accounting Principles (E) Working Group adopted revisions to Appendix A-785 to incorporate the updates from the adopted Credit for Reinsurance Model Law (#785) and the Credit for Reinsurance Model Regulation (#786) that include the relevant provisions from the Covered Agreement.  The Company is assessing the impact on the Company’s financial position, results of operations, and financial statement disclosures.

14

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

In August 2016, the NAIC adopted substantive revisions to SSAP No. 51 – Life Contracts in order to allow principle-based reserving (“PBR”) for life insurance contracts as specified in the Valuation Manual. Current statutory accounting guidance refers to existing model laws for reserving guidance which are primarily based on formulaic methodology. Also, in June 2016, the NAIC adopted updates to Appendix A-820: Minimum Life and Annuity Reserve Standards as part of the PBR project, which incorporate relevant aspects of the 2009 revisions to the Standard Valuation Law (Model #820) into Appendix A-820. The effective date is January 1, 2017 and companies are allowed to defer adoption for three years until January 1, 2020. The Company is awaiting clarification from the New York State Department of Financial Services on this adoption. Adoption will be on a prospective basis for policies issued on or after the adoption date, therefore, we expect no impact to surplus upon adoption.

Reconciliation Between Audited Financial Statements and NAIC Annual Statements

There were no differences in net income (loss) or capital and surplus between the audited financial statements and the NAIC statements as filed as of and for the years ended December 31, 2019, 2018 and 2017.

5. Investments

Bonds

The carrying value and fair value of the Company’s investments in bonds are summarized as follows:

	Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
(in millions)
December 31, 2019:
U.S. government and agencies	$2,885	$199	$(24)	$3,060
States and political subdivisions	34	6	-	40
Foreign governments	38	3	-	41
Corporate bonds	1,540	191	(2)	1,729
Mortgage-backed and asset-backed securities	290	25	-	315
Total bonds	$4,787	$424	$(26)	$5,185

December 31, 2018:
U.S. government and agencies	$2,684	$20	$(164)	$2,540
States and political subdivisions	68	6	-	74
Foreign governments	39	1	-	40
Corporate bonds	1,875	66	(32)	1,909
Mortgage-backed and asset-backed securities	352	13	(6)	359
Total bonds	$5,018	$106	$(202)	$4,922

15

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

A summary of the carrying value and fair value of the Company’s investments in bonds at December 31, 2019, by contractual maturity, is as follows:

	Carrying Value	Fair Value
(in millions)
Due in one year or less	$65	$66
Due after one year through five years	410	422
Due after five years through ten years	619	652
Due after ten years	3,403	3,730
Mortgage-backed and asset-backed securities	290	315
Total	$4,787	$5,185

The expected maturities in the foregoing table may differ from the contractual maturities because certain borrowers have the right to call or prepay obligations with or without call or prepayment penalties.

The Company maintains assets which are pledged as collateral in connection with various agreements and transactions. Additionally, the Company holds assets on deposit with government authorities as required by state law. The following table summarizes the carrying value or fair value, as applicable, of the pledged or deposited assets:

	December 31,
	2019	2018
(in millions)
At fair value:
Bonds and cash pledged in support of over-the-counter derivative instruments	$71	$13
Bonds and cash pledged in support of exchange-traded futures	12	19
Bonds and cash pledged in support of cleared interest rate swaps	13	7
Total fair value	$96	$39
At carrying value:
Bonds on deposit with government authorities	$-	$-
Mortgage loans pledged in support of real estate	-	-
Bonds held in trust	-	-
Pledged collateral under reinsurance agreements	-	-
Total carrying value	$-	$-

At December 31, 2019 and 2018, the Company held below investment grade corporate bonds of $54 million and $132 million, with an aggregate fair value of $55 million and $129 million, respectively. The Company performs periodic evaluations of the relative credit standing of the issuers of these bonds.

The Company has a process in place to identify securities that could potentially have an impairment that is other-than-temporary. This process involves monitoring market events that could impact issuers’ credit ratings, business climate, management changes, litigation and government actions, and other similar factors. This process also involves monitoring late payments, downgrades by rating agencies, key financial ratios, financial statements, revenue forecasts, and cash flow projections as indicators of credit issues.

At the end of each quarter, the MFC Loan Review Committee reviews all securities where there is evidence of impairment or a significant unrealized loss at the Balance Sheet date.  Impairment is considered to have occurred, based on management’s judgment, when it is deemed probable that the Company will not be able to collect all amounts due according to the debt security’s contractual terms.  The analysis focuses on each company’s or project’s ability to service its debts in a timely fashion and the length of time the security has been trading below amortized cost. The results of this analysis are reviewed by the Transaction and Portfolio Review Committee at MFC. This committee includes MFC’s Chief Financial Officer, Chief Investment Officer, Chief Risk Officer, Chief Credit Officer, and other senior management. This quarterly process includes a fresh assessment of the credit quality of each investment in the entire fixed maturity security portfolio.

16

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The Company considers relevant facts and circumstances in evaluating whether the impairment of a security is other-than-temporary. Relevant facts and circumstances considered include (1) the length of time the fair value has been below cost; (2) the financial position of the issuer, including the current and future impact of any specific events; and (3) the Company’s ability and intent to hold the security to maturity or until it recovers in value. To the extent the Company determines that a security is deemed to be other-than-temporarily impaired, the difference between book value and fair value would be charged to income. For loan-backed and structured securities in an unrealized loss position, where the Company does not intend to sell or is not likely to be required to sell the security, the Company calculates an other-than-temporary impairment loss by subtracting the net present value of the projected future cash flows of the security from the amortized cost of the security. The net present value is calculated by discounting the Company’s best estimate of projected future cash flows at the effective interest rate implicit in the debt security prior to impairment. The projection of future cash flows is subject to the same analysis the Company applies to its overall impairment evaluation process, as noted above, which incorporates security specific information such as late payments, downgrades by rating agencies, key financial ratios, financial statements, and fundamentals of the industry and geographic area in which the issuer operates, as well as overall macroeconomic conditions. The cash flow estimates, including prepayment assumptions, are based on data from third-party data sources or internal estimates, and are driven by assumptions regarding the underlying collateral, including default rates, recoveries, and changes in value.

There are a number of significant risks and uncertainties inherent in the process of monitoring impairments and determining if impairment is other-than-temporary. These risks and uncertainties include (1) the risk that the Company’s assessment of an issuer’s ability to meet all of its contractual obligations will change based on changes in the credit characteristics of that issuer; (2) the risk that the economic outlook will be worse than expected or have more of an impact on the issuer than anticipated; (3) the risk that fraudulent information could be provided to the Company’s investment professionals who determine the fair value estimates and other-than-temporary impairments; and (4) the risk that new information obtained by the Company or changes in other facts and circumstances lead the Company to change its intent to hold the security to maturity or until it recovers in value. Any of these situations could result in a charge to income in a future period.

At December 31, 2019 and 2018, the Company had no Other-Than-Temporary Impairments (OTTI) for loan-backed and structured securities.

17

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The following table shows gross unrealized losses and fair values of bonds, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position:

	Less than 12 months		12 months or more		Total
	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
(in millions)
December 31, 2019:
U.S. government and agencies	$1,121	$(24)	$29	$-	$1,150	$(24)
States and political subdivisions	4	-	-	-	4	-
Foreign governments	-	-	-	-	-	-
Corporate bonds	35	-	14	(2)	49	(2)
Mortgage-backed and asset-backed securities	-	-	8	-	8	-
Total	$1,160	$(24)	$51	$(2)	$1,211	$(26)

	Less than 12 months		12 months or more		Total
	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
(in millions)
December 31, 2018:
U.S. government and agencies	$111	$(4)	$1,047	$(160)	$1,158	$(164)
States and political subdivisions	8	-	4	-	12	-
Foreign governments	-	-	-	-	-	-
Corporate bonds	707	(24)	175	(8)	882	(32)
Mortgage-backed and asset-backed securities	103	(3)	44	(3)	147	(6)
Total	$929	$(31)	$1,270	$(171)	$2,199	$(202)

At December 31, 2019 and 2018, there were 45 and 589 bonds that had a gross unrealized loss of which the single largest unrealized loss was $23 million and $151 million, respectively. The Company anticipates that these bonds will perform in accordance with their contractual terms and the Company currently has the ability and intent to hold these bonds until they recover or mature. Unrealized losses can be created by rising interest rates or by rising credit concerns and therefore widening credit spreads. Credit concerns are apt to play a larger role in the unrealized loss on below investment grade securities. Unrealized losses on investment grade securities principally relate to changes in interest rates or changes in credit spreads since the securities were acquired. Credit rating agencies’ statistics indicate that investment grade securities have been found to be less likely to develop credit concerns.

The sales of investments in bonds, including non-cash sales from reinsurance transactions, resulted in the following:

	Years Ended December 31,
	2019	2018	2017
(in millions)
Proceeds	$1,153	$1,389	$1,014
Realized gross gains	41	6	43
Realized gross losses	(5)	(28)	(18)

18

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

For the years ended December 31, 2019 and 2018, realized capital losses include $0 million and $1 million related to bonds that had experienced an other-than-temporary decline in value and were comprised of 0 and 8 securities, respectively.

The Company had no nonadmitted accrued investment income from bonds (unaffiliated) at December 31, 2019 and 2018.

Affiliate Transactions

In 2019, the Company sold certain bonds to its parent, JHUSA. These bonds had a book value of $121 million and fair value of $123 million. The Company recognized $2 million in pre-tax realized gains before transfer to the IMR.

In 2019, the Company acquired, at fair value, certain bonds from its parent, JHUSA, for $130 million.

In 2018, the Company sold certain bonds to its parent, JHUSA. These bonds had a book value of $637 million and fair value of $647 million. The Company recognized $10 million in pre-tax realized gains before transfer to the IMR.

In 2018, the Company acquired, at fair value, certain bonds from its parent, JHUSA, for $313 million.

In 2017, the Company sold certain bonds to its indirect parent, The Manufacturers Life Insurance Company Bermuda Branch (“MLI Bermuda”). These private placements had a book value of $38 million and fair value of $41 million. The Company recognized $3 million in pre-tax realized gains before transfer to the IMR.

In 2017, the Company sold certain bonds to an affiliate, John Hancock Reassurance Company Limited (“JHRECO”). These bonds had a book value of $207 million and fair value of $242 million. The Company recognized $35 million in pre-tax realized gains before transfer to the IMR.

In 2017, the Company sold certain bonds to an affiliate, Manulife Securities Ltd Partner (“MSLP”). These bonds had a book value of $18 million and fair value of $19 million. The Company recognized $1 million in pre-tax realized gains before transfer to the IMR.

19

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Preferred and Common Stocks

Cost and fair value of the Company’s investments in preferred and common stocks are summarized as follow:

	Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
(in millions)
December 31, 2019:
Preferred stocks:
Nonaffiliated	$8	$3	$-	$11
Affiliates	-	-	-	-
Common stocks:
Nonaffiliated	102	26	(3)	125
Affiliates*	-	-	-	-
Total stocks	$110	$29	$(3)	$136

	Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
(in millions)
December 31, 2018:
Preferred stocks:
Nonaffiliated	$7	$2	$-	$9
Affiliates	-	-	-	-
Common stocks:
Nonaffiliated	127	18	(1)	144
Affiliates*	-	-	-	-
Total stocks	$134	$20	$(1)	$153

*Affiliates - fair value represents the carrying value

At December 31, 2019 and 2018, there were 15 and 35 nonaffiliated equity securities that had a gross unrealized loss excluding securities that have been written down to zero. The single largest unrealized loss was $2 million and $1 million at December 31, 2019 and 2018, respectively. The Company anticipates that these equity securities will recover in value in the near term.

The Company has a process in place to identify equity securities that could potentially have an impairment that is other-than-temporary. The Company considers relevant facts and circumstances in evaluating whether the impairment of a security is other-than-temporary. Relevant facts and circumstances include (1) the length of time the fair value has been below cost; (2) the financial position of the issuer; and (3) the Company’s ability and intent to hold the security until it recovers. To the extent the Company determines that a security is deemed to be other-than-temporarily impaired, the difference between book value and fair value would be charged to income.

For the years ended December 31, 2019, 2018 and 2017, realized capital losses include $0 million, $0 million, and $0 million related to preferred and common stocks that have experienced an other-than-temporary decline in value and were comprised of 0, 0, and 0 securities, respectively.

20

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Mortgage Loans on Real Estate

At December 31, 2019 and 2018, the mortgage loan portfolio was diversified by geographic region and specific collateral property type as displayed below. The Company controls credit risk through credit approvals, limits, and monitoring procedures.

December 31, 2019:
Property Type	Carrying Value	Geographic Concentration	Carrying Value
(in millions)		(in millions)
Apartments	$208	East North Central	$59
Industrial	39	East South Central	10
Office buildings	180	Middle Atlantic	95
Retail	130	Mountain	43
Agricultural	-	New England	13
Agribusiness	11	Pacific	232
Mixed use	-	South Atlantic	99
Other	49	West North Central	34
Allowance	-	West South Central	32
		Canada / Other	-
		Allowance	-
Total mortgage loans on real estate	$617	Total mortgage loans on real estate	$617

December 31, 2018:
Property Type	Carrying Value	Geographic Concentration	Carrying Value
(in millions)		(in millions)
Apartments	$215	East North Central	$67
Industrial	49	East South Central	10
Office buildings	183	Middle Atlantic	93
Retail	129	Mountain	44
Agricultural	-	New England	8
Agribusiness	12	Pacific	234
Mixed use	-	South Atlantic	104
Other	34	West North Central	34
Allowance	-	West South Central	28
		Canada / Other	-
		Allowance	-
Total mortgage loans on real estate	$622	Total mortgage loans on real estate	$622

The aggregate mortgages outstanding to any one borrower do not exceed $34 million.

During 2019, the respective maximum and minimum lending rates for mortgage loans issued were 5.48% and 2.84% for commercial loans. The Company issued no agricultural loans during 2019 and 2018. The Company issued no purchase money mortgages in 2019 or 2018. At the issuance of a loan, the percentage of any one loan to value of security, exclusive of insured, guaranteed or purchase money mortgages does not exceed 75%. The average recorded investment in impaired loans was $0 million and $0 million at December 31, 2019 and 2018, respectively. The Company recognized $0 million, $0 million, and $0 million of interest income during the period the loans were impaired for the years ended December 31, 2019, 2018 and 2017, respectively.

21

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The following table shows the age analysis of mortgage loans aggregated by type:

	Farm	Residential	Commercial	Mezzanine	Total
(in millions)
December 31, 2019:
Recorded Investment
Current	$11	$-	$605	$1	$617
30 - 59 Days Past Due	-	-	-	-	-
60 - 89 Days Past Due	-	-	-	-	-
90 - 179 Days Past Due	-	-	-	-	-
180 + Days Past Due	-	-	-	-	-

December 31, 2018:
Recorded Investment
Current	$11	$-	$610	$1	$622
30 - 59 Days Past Due	-	-	-	-	-
60 - 89 Days Past Due	-	-	-	-	-
90 - 179 Days Past Due	-	-	-	-	-
180 + Days Past Due	-	-	-	-	-

The Company had no recorded investment of mortgage loans 90 to 179 days or 180 days or greater past due still accruing interest or where interest has been reduced in 2019 and 2018. The Company was not a participant or co-lender in a mortgage loan agreement in 2019 and 2018.

Generally, the terms of the restructured mortgage loans call for the Company to receive some form or combination of an equity participation in the underlying collateral, excess cash flows or an effective yield at the maturity of the loans sufficient to meet the original terms of the loans. There are no contractual commitments made to extend credit to debtors owning receivables whose terms have been modified in troubled debt restructurings. The Company accrues interest income on impaired loans to the extent deemed collectible and the loan continues to perform under its original or restructured contractual terms. Interest income on non-performing loans generally is recognized on a cash basis.

For mortgage loans, the Company evaluates credit quality through regular monitoring of credit related exposures, considering both qualitative and quantitative factors in assigning an internal risk rating (“IRR”). These ratings are updated at least annually.

The carrying value of mortgage loans by IRR was as follows:

	December 31,
	2019	2018
(in millions)
AAA	$45	$49
AA	231	212
A	223	228
BBB	117	133
BB	1	-
B and lower and unrated	-	-
Total	$617	$622

Affiliated Transactions

In 2019, the Company acquired at fair value, certain mortgages from an affiliate, Hancock Mortgage REIT Inc., (“HMREIT”), for $5 million.

In 2018, the Company sold certain mortgages to its parent, JHUSA. These mortgages had a book value of $98 million and fair value of $105 million at the date of the transaction. The Company recognized $7 million in pre-tax realized gains before transfer to the IMR.

22

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Real Estate

The composition of the Company’s investment in real estate is summarized as follows:

	December 31,
	2019	2018
(in millions)
Properties occupied by the company	$-	$-
Properties held for the production of income	276	266
Properties held for sale	-	-
Less accumulated depreciation	(35)	(31)
Total	$241	$235

The Company recorded $0 million, $0 million, and $0 million of impairments on real estate investments during the years ended December 31, 2019, 2018 and 2017, respectively.

Other Invested Assets

The Company had no investments in partnerships or LLCs that exceed 10% of its admitted assets at December 31, 2019 and 2018.

Other invested assets primarily consist of investments in partnerships and LLCs. The Company recorded $0 million, $1 million, and $0 million of impairments on partnerships and LLCs in 2019, 2018, or 2017. Any impairment is based on significant judgement by the Company in determining whether the objective evidence of other-than-temporary impairment exists. The Company considers relevant facts and circumstances in evaluating whether the impairment of another invested asset is other-than-temporary. Relevant facts and circumstances include (1) the length of time the fair value has been below cost; (2) the financial position of the investee; (3) the Company’s ability and intent to hold the other invested asset until it recovers. To the extent the Company determines that an other invested asset is deemed to be other-than-temporarily impaired, the difference between book and fair value would be charged to income.

Affiliate Transactions

In 2019, Manulife Private Capital and Manulife Investment Management Private Markets launched a closed-end pooled fund that offers third-party investors the opportunity to invest alongside JHUSA’s and MLI’s general account and/or their affiliates (collectively the “General Account”) in private equity funds and private equity co-investments in the US and in Canada. The fund was seeded with a pool of private equity fund investments and direct private equity co-investments from the Company. The assets sold by the Company, to seed the fund, had a book value of $173 million and fair value of $180 million which resulted in a gain to operations of $7 million.

In 2018, the Company sold certain other invested assets to its parent, JHUSA. These other invested assets had a book value of $3 million and fair value of $4 million. The Company recognized $1 million in pre-tax realized gains.

Other

The Company had no exposure to the subprime mortgage related risk at December 31, 2019 or 2018.

23

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Net Investment Income and Net Realized and Other Gains (Losses)

Major categories of the Company’s net investment income are summarized as follows:

	2019	2018	2017
(in millions)
Income:
Bonds	$165	$178	$182
Preferred stocks	-	-	-
Common stocks	2	1	1
Mortgage loans on real estate	29	35	39
Real estate	39	39	34
Policy loans	5	5	5
Cash, cash equivalents and short-term investments	7	6	3
Other invested assets	92	84	72
Derivatives	19	23	32
Other income	-	-	(2)
Total investment income	358	371	366

Expenses:
Investment expenses	(30)	(28)	(35)
Investment taxes, licenses and fees, excluding federal income taxes	(4)	(4)	(3)
Investment interest expense	-	-	-
Depreciation on real estate and other invested assets	(5)	(5)	(5)
Total investment expenses	(39)	(37)	(43)
Net investment income	$319	$334	$323

Other invested assets above represent income earned from the Company’s investment in JHVTA.

Realized capital gains (losses) and amounts transferred to the IMR are as follows:

		Years Ended
	2019	2018	2017
(in millions)
Realized capital gains (losses)	$7	$12	$(21)
Less amount transferred to the IMR (net of related tax benefit (expense) of $(9) in 2019, $2 in 2018, and $(8) in 2017)	33	(6)	16
Realized capital gains (losses) before tax	(26)	18	(37)
Less federal income taxes on realized capital gains (losses) before effect of transfer to the IMR	34	7	20
Net realized capital gains (losses)	$(60)	$11	$(57)

6. Derivatives

Derivatives are financial contracts, the value of which is derived from underlying interest rates, foreign exchange rates, credit, equity price movements, indices or other market risks arising from on-balance sheet financial instruments and selected anticipated transactions. The Company uses derivatives including swaps and futures agreements to manage current and anticipated exposures to changes in interest rates and equity market prices.

24

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Over-the-counter (“OTC”) bilateral swaps are contractual agreements between the Company and a counterparty to exchange a series of cash flows based upon rates applied to a notional amount. For interest rate swaps, counterparties generally exchange fixed or floating interest rate payments based on a notional value in a single currency.

Cleared OTC interest rate swaps are contractual agreements between the Company and a counterparty whereby the transaction must be cleared through a central clearing house, and subject to mandatory margin and reporting requirements.

Futures agreements are contractual obligations to buy or sell a financial instrument or foreign currency on a predetermined future date at a specified price. Futures agreements are contracts with standard amounts and settlement dates that are traded on regulated exchanges.

Options are contractual agreements whereby the holder has the right, but not the obligation, to buy (call option) or sell (put option) a security, exchange rate, interest rate, or other financial instrument at a predetermined price/rate within a specified time.

Types of Derivatives and Derivative Strategies

Interest Rate Contracts. The Company uses interest rate futures contracts, OTC interest rate swap agreements and cleared interest rate swap agreements as part of its overall strategies of managing the duration of assets and liabilities or the average life of certain asset portfolios to specified targets. Interest rate swap agreements are contracts with counterparties to exchange interest rate payments of a differing character (i.e., fixed-rate payments exchanged for variable-rate payments) based on an underlying principal balance (notional principal). The net differential to be paid or received on interest rate swap agreements is accrued and recognized as a component of net investment income.

The Company uses interest rate swap agreements in effective cash flow and fair value hedge accounting relationships. These derivatives hedge the variable cash flows associated with certain floating-rate bonds, as well as, future fixed income asset acquisitions, which will support the Company’s life insurance businesses. These derivatives reduce the impact of future interest rate changes on the cost of acquiring adequate assets to support the investment income assumptions used in pricing these products. For its fair value hedging relationships, the Company uses interest rate swap agreements and interest rate treasury locks to hedge the risk of changes in fair value of existing fixed rate assets and liabilities arising from changes in benchmark interest rates.

The Company uses exchange-traded interest rate futures primarily to hedge mismatches between the duration of assets in a portfolio and the duration of liabilities supported by those assets, to hedge against changes in value of securities the Company owns or anticipates acquiring, and to hedge against changes in interest rates on anticipated liability issuances by replicating U.S. Treasury or swap curve performance. The Company utilizes exchange-traded interest rate futures in other hedging relationships.

Equity Market Contracts. Equity index futures contracts are contractual obligations to buy or sell a specified amount of an underlying equity index at an agreed contract price on a specified date. Equity index futures are contracts with standard amounts and settlement dates that are traded on regulated exchanges. The Company utilizes equity index futures in other hedging relationships.

Equity index options are contractual agreements whereby the holder has the right, but not the obligation, to buy (call option) or sell (put option) an underlying equity market index on or before a specified future date at a specified price. The Company utilizes equity index options in other hedging relationships.

25

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The table below provides a summary of the gross notional amount and fair value of derivatives contracts for all derivatives in effective hedge accounting relationships and other hedging relationships:

		December 31, 2019
(in millions)		Notional Amount	Carrying Value Assets	Carrying Value Liabilities	Fair Value Assets	Fair Value Liabilities
Effective Hedge Accounting Relationships
Fair value hedges	Interest rate swaps	$173	$4	$-	$16	$9
Cash flow hedges	Interest rate swaps	13	-	-	4	-
Total Derivatives in Effective Hedge Accounting Relationships		$186	$4	$-	$20	$9

Other Hedging Relationships
	Interest rate swaps	$8,288	$960	$596	$960	$596
	Interest rate futures	144	-	-	-	-
	Equity index options	89	3	-	3	-
	Equity index futures	205	-	-	-	-
Total Derivatives in Other Hedging Relationships		$8,726	$963	$596	$963	$596
Total Derivatives		$8,912	$967	$596	$983	$605

		December 31, 2018
(in millions)		Notional Amount	Carrying Value Assets	Carrying Value Liabilities	Fair Value Assets	Fair Value Liabilities
Effective Hedge Accounting Relationships
Fair value hedges	Interest rate swaps	$212	$5	$-	$20	$1
Cash flow hedges	Interest rate swaps	25	-	-	4	-
Total Derivatives in Effective Hedge Accounting Relationships		$237	$5	$-	$24	$1

Other Hedging Relationships
	Interest rate swaps	$8,328	$537	$297	$537	$297
	Interest rate futures	251	-	-	-	-
	Equity index options	61	-	2	-	2
	Equity index futures	291	-	-	-	-
Total Derivatives in Other Hedging Relationships		$8,931	$537	$299	$537	$299
Total Derivatives		$9,168	$542	$299	$561	$300

Hedging Relationships

The Company generally does not enter into derivative contracts for speculative purposes. In certain circumstances, these hedges also meet the requirements for hedge accounting and are reported in a manner consistent with the hedged asset or liability. For the years ended December 31, 2019, 2018 and 2017, the Company recorded net unrealized gains of $4 million, $2 million, and $7 million, respectively related to derivatives that no longer qualify for hedge accounting.

Fair Value Hedges. The Company uses interest rate swaps to manage its exposure to changes in fair value of fixed-rate financial instruments caused by changes in interest rates.

26

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Cash Flow Hedges. The Company uses interest rate swaps to hedge the variability in cash flows from variable rate financial instruments and forecasted transactions.

For the year ended December 31, 2019, all of the Company’s hedged forecast transactions qualified as cash flow hedges and no cash flow hedges were discontinued because it was probable that the original forecasted transactions would occur by the end of the originally specified time period documented at inception of the hedging relationship.

The maximum time frame for which variable cash flows are hedged is 1 year.

Derivatives Not Designated as Hedging Instruments (Economic Hedges). The Company enters into interest rate swap agreements and interest rate futures contracts to manage exposure to interest rates without designating the derivatives as hedging instruments.

The Company offers certain variable annuity products with a guaranteed minimum withdrawal benefit (“GMWB”) and guaranteed minimum death benefit (“GMDB”). These guarantees are effectively an embedded option on the basket of mutual funds offered to contract holders. The Company manages a hedging program to reduce its exposure to certain contracts with the GMWB and GMDB guarantees. This dynamic hedging program uses interest rate swap agreements, equity index futures (including but not limited to the Dow Jones Industrial, Standard & Poor’s 500 (“S&P”), Russell 2000, and Dow Jones Euro Stoxx 50 indices), currency futures, total return swaps, equity index options, swaptions and U.S. Treasury futures to match the sensitivities of the GMWB and GMDB liabilities to the market risk factors.

The Company deferred net realized gains (losses) of $0 million, $0 million, and ($1) million (including $0 million, $0 million, and ($1) million of gains (losses) for derivatives in other hedging relationships) related to interest rates for the years ended December 31, 2019, 2018 and 2017, respectively. Deferred net realized gains (losses) are reported in the IMR and amortized over the remaining period to expiration date.

For the years ended December 31, 2019, 2018 and 2017 net gains and losses related to derivatives in other hedging relationships were recognized by the Company, and the components were recorded in net unrealized and net realized gains (losses) as follows:

	Years ended December 31,
	2019	2018	2017
(in millions)
Other Hedging Relationships
Net unrealized capital gain (loss):
Interest rate swaps	$124	$(61)	$12
Interest rate futures	6	(5)	-
Equity index options	5	(3)	1
Equity index futures	(8)	6	-
Total net unrealized capital gain (loss)	$127	$(63)	$13

Net realized capital gain (loss):
Interest rate swaps	$-	$-	$(1)
Interest rate futures	(13)	5	(5)
Equity index options	-	1	2
Equity index futures	(56)	10	(65)
Total net realized capital gain (loss)	$(69)	$16	$(69)
Total gain (loss) from derivatives in other hedging relationships	$58	$(47)	$(56)

27

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Credit Risk

The Company’s exposure to loss on derivatives is limited to the amount of any net gains that may have accrued with a particular counterparty. Gross derivative counterparty exposure is measured as the total fair value (including accrued interest) of all outstanding contracts in a gain position excluding any offsetting contracts in negative positions and the impact of collateral on hand. The Company may be exposed to credit-related losses in the event of nonperformance by counterparties to the derivative financial instruments. The current credit exposure of the Company’s derivative contracts is limited to the fair value in excess of the collateral held at the reporting date.

The Company manages its credit risk by entering into transactions with creditworthy counterparties, obtaining collateral where appropriate, and entering into master netting agreements that provide for a netting of payments and receipts with a single counterparty. The Company enters into credit support annexes with its OTC derivative dealers in order to manage its credit exposure to those counterparties. As part of the terms and conditions of those agreements, the pledging and accepting of collateral in connection with the Company’s derivative usage is required. As of December 31, 2019 and 2018, the Company had accepted collateral consisting of cash of $32 million and $20 million and various securities with a fair value of $452 million and $293 million, respectively, which are held in separate custodial accounts. In addition, the Company has pledged collateral to support both the OTC derivative instruments, exchange traded futures and cleared interest rate swap transactions. For further details regarding pledged collateral see the Investments Note.

Under U.S. regulations, certain interest rate swap agreements are required to be cleared through central clearing houses. These transactions are contractual agreements that require initial and variation margin collateral postings and are settled on a daily basis through a clearing house. As such, they reduce the credit risk exposure in the event of default by a counterparty.

Financing Premiums

The following table presents the Company’s aggregate, non-discounted total premium cost for derivative contracts with financing premiums and the premium cost due in each of the following years, and thereafter.

Fiscal Year	Derivative Premium Payments Due
(in millions)
2019	$-
2020	4
2021	-
2022	-
Thereafter	-
Total Future Settled Premiums	$4

	Undiscounted Future Premium Commitments	Derivative Fair Value With Premium Commitments	Derivative Fair Value Excluding Impact of Future Settled Premiums
(in millions)
Prior Year	$3	$(2)	$1
Current Year	$4	$3	$7

28

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

7. Fair Value

The following is a description of the valuation techniques used to measure fair value and the general classification of these instruments pursuant to the fair value hierarchy:

●

Financial Instruments Measured at Fair Value and Reported in the Balance Sheet after Initial Recognition – This category includes assets and liabilities measured at fair value. Financial instruments in this category include common stocks, derivatives, and separate account assets and liabilities.

●	Other Financial Instruments Not Reported at Fair Value After Initial Recognition – This category includes assets and liabilities as follows:

Bonds – For bonds, including corporate debt, U.S. Treasury, commercial and residential mortgage-backed securities, asset-backed securities, collateralized debt obligations, issuances by foreign governments, and obligations of state and political subdivisions, fair values are based on quoted market prices when available. When market prices are not available, fair value is generally estimated using discounted cash flow analyses, incorporating current market inputs for similar financial instruments with comparable terms and credit quality (matrix pricing). The significant inputs into these models include, but are not limited to, yield curves, credit risks and spreads, measures of volatility, and prepayment speeds.

Mortgage Loans on Real Estate –The fair value of unimpaired mortgage loans is estimated using discounted cash flows and takes into account the contractual maturities and discount rates, which were based on current market rates for similar maturity ranges and adjusted for risk due to the property type. The fair value of impaired mortgage loans is based on the net of the collateral less estimated cost to obtain and sell. Fair value of commercial mortgages is derived through an internal valuation methodology using both observable and unobservable inputs. Unobservable inputs include credit assumptions and liquidity spread adjustments. Fair value of fixed-rate residential mortgages is determined using the discounted cash flow method. Inputs used for valuation are primarily comprised of prevailing interest rates and prepayment rates, if applicable. Fair value of variable-rate residential mortgages is assumed to be their carrying value.

Cash, Cash Equivalents and Short-Term Investments – The carrying values for cash, cash equivalents, and short-term investments approximate their fair value due to the short-term maturities of these instruments.

Policy Loans – These loans are carried at unpaid principal balances, which approximate their fair values.

Policy Reserves – Policy reserves consist of guaranteed investment contracts. The fair values associated with these financial instruments are determined by projecting cash flows and discounting the cash flows at current corporate rates, defined as U.S. Treasury rates plus MFC’s corporate spread. The fair value attributable to credit risk represents the present value of the spread.

Policyholders’ and Beneficiaries’ Funds – Includes term certain contracts and supplementary contracts without life contingencies. The fair values associated with the term certain contracts and supplementary contracts without life contingencies are determined by projecting cash flows and discounting the cash flows at current corporate rates, defined as U.S. Treasury rates plus MFC’s corporate spread. The fair value attributable to credit risk represents the present value of the spread. Fair value disclosure is not required for those balances that can be withdrawn by the policyholder at any time without prior notice or penalty. The fair value is the amount estimated to be payable to the policyholder as of the reporting date which is generally the carrying value and provides no additional disclosure value.

29

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Financial Instruments Measured at Fair Value and Reported in the Balance Sheet after Initial Recognition

Valuation Hierarchy

The Company categorizes its fair value measurements according to a three-level hierarchy. The hierarchy prioritizes the inputs used by the Company’s valuation techniques. A level is assigned to each fair value measurement based on the lowest level input significant to the fair value measurement in its entirety. The three levels of the fair value hierarchy are defined as follows:

●

Level 1 – Fair value measurements that reflect unadjusted, quoted prices in active markets for identical assets and liabilities that the Company has the ability to access at the measurement date reflecting market transactions. Level 1 assets primarily include exchange traded equity securities and certain separate account assets.

●

Level 2 – Fair value measurements using inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly. These include quoted prices for similar assets and liabilities in active markets, quoted prices for identical or similar assets and liabilities in inactive markets, inputs that are observable that are not prices (such as interest rates, credit risks, etc.), and inputs that are derived from or corroborated by observable market data. Most bonds are classified within Level 2. Also, included in the Level 2 category are certain separate account assets and liabilities and derivative assets and liabilities.

●

Level 3 – Fair value measurements using significant nonmarket observable inputs. These include valuations for assets and liabilities that are derived using data, some or all of which is not market observable data, including assumptions about risk. Level 3 securities include less liquid securities such as securities that have little or no price transparency.

Determination of Fair Value

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction (not a forced liquidation or distress sale) between market participants at the measurement date, that is, an exit value.

When available, quoted market prices are used to determine fair value. If quoted market prices are not available, fair value is typically based upon alternative valuation techniques such as discounted cash flows, matrix pricing, consensus pricing services and other techniques. Broker quotes are generally used when external public vendor prices are not available.

The Company has a process in place that includes a review of price movements relative to the market, a comparison of prices between vendors, and a comparison to internal matrix pricing which uses predominately external observable data. Judgement is applied in adjusting external observable data for items including liquidity and credit factors.

The following is a description of the valuation techniques used to measure fair value and the general classification of these instruments pursuant to the fair value hierarchy:

Bonds

Refer to the previous page for the determination of fair value of bonds. Generally, impaired bonds with a NAIC designation rating of 6 whose cost is greater than its fair value are reported at fair value and are classified within Level 3.

Preferred Stocks

Preferred stocks with active markets are classified within Level 1, as fair values are based on quoted market prices. Preferred stocks not traded in active markets are classified within Level 3.

Common Stocks

Common stocks with active markets are classified within Level 1, as fair values are based on quoted market prices. Common stocks not traded in active markets are classified within Level 3.

Derivatives

The fair value of derivatives is determined through the use of quoted market prices for exchange-traded derivatives or through the use of pricing models for OTC derivatives. The pricing models used are based on market standard valuation methodologies, and the inputs to these models are consistent with what a market participant would use when pricing the instruments. Derivative valuations can be affected by changes in interest rates, currency exchange rates, financial indices, credit spreads, default risk (including the counterparties to the contract), and volatility. The Company’s derivatives are generally classified within Level 2 given the significant inputs to the pricing models for most OTC derivatives are observable or can be corroborated by observable market data. Inputs that are observable generally include interest rates, foreign currency exchange rates, and interest rate curves; however, certain OTC derivatives may rely on inputs that are significant to the fair value, but are unobservable in the market or cannot be derived principally from or corroborated by observable market data and would be classified within Level 3. Inputs that are unobservable generally include broker quotes, volatilities, and inputs that are outside of the observable portion of the interest rate curve or other relevant market measures. These unobservable inputs may involve significant management judgment or estimation.

Even though unobservable, these inputs are based on assumptions deemed appropriate given the circumstances and consistent with what market participants would use when pricing such instruments. The credit risk of both the counterparty and the Company are considered in determining the fair value for all OTC derivatives after taking into account the effects of netting agreements and collateral arrangements.

30

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Separate Account Assets and Liabilities

For separate accounts structured as a unitized fund, the fair value of the separate account assets is based on the fair value of the underlying funds owned by the separate account. Assets owned by the Company’s separate accounts consist of investments in mutual funds with values that are based upon quoted market prices or reported net asset values (“NAV”). Open-ended mutual fund investments that are traded in an active market and have a publicly available price are included in Level 1. Investment performance related to separate account assets is fully offset by corresponding amounts credited to contract holders whose interest in the separate account assets is recorded by the Company as separate account liabilities. Separate account liabilities are set equal to the fair value of separate account assets.

The fair value of fund investments is based upon quoted market prices or reported net asset value (“NAV”). Fund investments that are traded in an active market and have a NAV that the Company can access at the measurement date are classified within Level 1. Level 2 assets consist primarily of bonds which are valued using matrix pricing with independent pricing data.

31

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The following table presents the Company’s assets and liabilities that are measured and reported at fair value in the Balance Sheets after initial recognition by fair value hierarchy level:

December 31, 2019
	Carrying Value	Total Fair Value	Level 1	Level 2	Level 3	Net Asset Value (NAV)
(in millions)
Assets:
Bond with NAIC 6 rating:
Industrial and misc	$-	$-	$-	$-	$-	$-
Loan-backed and structured securities	-	-	-	-	-	-
Total bonds with NAIC 6 rating	-	-	-	-	-	-
Preferred stocks:
Industrial and misc	-	-	-	-	-	-
Total preferred stocks	-	-	-	-	-	-
Common stocks:
Industrial and misc	125	125	114	-	11	-
Total common stocks	125	125	114	-	11	-
Derivatives:
Interest rate swaps	960	960	-	960	-	-
Interest rate treasury locks	-	-	-	-	-	-
Interest rate options	-	-	-	-	-	-
Interest rate futures	-	-	-	-	-	-
Foreign currency swaps	-	-	-	-	-	-
Foreign currency forwards	-	-	-	-	-	-
Foreign currency futures	-	-	-	-	-	-
Equity total return swaps	-	-	-	-	-	-
Equity index options	3	3	-	3	-	-
Equity index futures	-	-	-	-	-	-
Credit default swaps	-	-	-	-	-	-
Total derivatives	963	963	-	963	-	-
Assets held in separate accounts	8,254	8,254	8,254	-	-	-
Total assets	$9,342	$9,342	$8,368	$963	$11	$-

Liabilities:
Derivatives:
Interest rate swaps	$596	$596	$-	$596	$-	$-
Interest rate treasury locks	-	-	-	-	-	-
Interest rate options	-	-	-	-	-	-
Interest rate futures	-	-	-	-	-	-
Foreign currency swaps	-	-	-	-	-	-
Foreign currency forwards	-	-	-	-	-	-
Foreign currency futures	-	-	-	-	-	-
Equity total return swaps	-	-	-	-	-	-
Equity index options	-	-	-	-	-	-
Equity index futures	-	-	-	-	-	-
Credit default swaps	-	-	-	-	-	-
Total derivatives	596	596	-	596	-	-
Liabilities held in separate accounts	8,254	8,254	8,254	-	-	-
Total liabilities	$8,850	$8,850	$8,254	$596	$-	$-

32

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

December 31, 2018
	Carrying Value	Total Fair Value	Level 1	Level 2	Level 3	Net Asset Value (NAV)
(in millions)
Assets:
Bond with NAIC 6 rating:
Industrial and misc	$-	$-	$-	$-	$-	$-
Loan-backed and structured securities	-	-	-	-	-	-
Total bonds with NAIC 6 rating	-	-	-	-	-	-
Preferred stocks:
Industrial and misc	-	-	-	-	-	-
Total preferred stocks	-	-	-	-	-	-
Common stocks:
Industrial and misc	144	144	111	-	33	-
Total common stocks	144	144	111	-	33	-
Derivatives:
Interest rate swaps	537	537	-	537	-	-
Interest rate treasury locks	-	-	-	-	-	-
Interest rate options	-	-	-	-	-	-
Interest rate futures	-	-	-	-	-	-
Foreign currency swaps	-	-	-	-	-	-
Foreign currency forwards	-	-	-	-	-	-
Foreign currency futures	-	-	-	-	-	-
Equity total return swaps	-	-	-	-	-	-
Equity index options	-	-	-	-	-	-
Equity index futures	-	-	-	-	-	-
Credit default swaps	-	-	-	-	-	-
Total derivatives	537	537	-	537	-	-
Assets held in separate accounts	7,261	7,261	7,261	-	-	-
Total assets	$7,942	$7,942	$7,372	$537	$33	$-

Liabilities:
Derivatives:
Interest rate swaps	$297	$297	$-	$297	$-	$-
Interest rate treasury locks	-	-	-	-	-	-
Interest rate options	-	-	-	-	-	-
Interest rate futures	-	-	-	-	-	-
Foreign currency swaps	-	-	-	-	-	-
Foreign currency forwards	-	-	-	-	-	-
Foreign currency futures	-	-	-	-	-	-
Equity total return swaps	-	-	-	-	-	-
Equity index options	2	2	-	2	-	-
Equity index futures	-	-	-	-	-	-
Credit default swaps	-	-	-	-	-	-
Total derivatives	299	299	-	299	-	-
Liabilities held in separate accounts	7,261	7,261	7,261	-	-	-
Total liabilities	$7,560	$7,560	$7,261	$299	$-	$-

33

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Fair Value of Financial Instruments Not Reported at Fair Value in the Balance Sheet

The table below presents the carrying amounts and fair value by fair value hierarchy level for certain assets and liabilities that are not reported at fair value in the Balance Sheets:

	December 31, 2019
	Carrying Value	Total Fair Value	Level 1	Level 2	Level 3
(in millions)
Assets:
Bonds (1)	$4,787	$5,185	$-	$5,005	$180
Preferred stocks	8	11	-	-	11
Mortgage loans on real estate	617	681	-	-	681
Cash, cash equivalents and short term investments	13	13	11	2	-
Policy loans	122	122	-	122	-
Derivatives in effective hedge accounting relationships	4	20	-	20	-
Total assets	$5,551	$6,032	$11	$5,149	$872

Liabilities:
Consumer notes	$-	$-	$-	$-	$-
Borrowed money	-	-	-	-	-
Policy reserves	75	71	-	-	71
Policyholders' and beneficiaries' funds	125	130	-	130	-
Derivatives in effective hedge accounting relationships	-	9	-	9	-
Total liabilities	$200	$210	$-	$139	$71

	December 31, 2018
	Carrying Value	Total Fair Value	Level 1	Level 2	Level 3
(in millions)
Assets:
Bonds (1)	$5,018	$4,922	$-	$4,703	$219
Preferred stocks	7	9	-	-	9
Mortgage loans on real estate	622	642	-	-	642
Cash, cash equivalents and short term investments	35	35	3	32	-
Policy loans	122	122	-	122	-
Derivatives in effective hedge accounting relationships	5	24	-	24	-
Total assets	$5,809	$5,754	$3	$4,881	$870

Liabilities:
Consumer notes	$-	$-	$-	$-	$-
Borrowed money	-	-	-	-	-
Policy reserves	78	77	-	-	77
Policyholders' and beneficiaries' funds	128	133	-	133	-
Derivatives in effective hedge accounting relationships	-	1	-	1	-
Total liabilities	$206	$211	$-	$134	$77

(1)	Bonds are carried at amortized cost unless they have NAIC designation rating of 6.

34

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Level 3 Financial Instruments

The changes in Level 3 financial instruments measured and reported at fair value for the years ended December 31, 2019, 2018 and 2017, are summarized as follows:

		Net realized/unrealized gains (losses) included in:							Transfers
	Balance at January 1, 2019	Net income (1)	Surplus	Amounts credited to separate account liabilities (2)	Purchases	Issuances	Sales	Settlements	Into Level 3 (3)	Out of Level 3 (3)	Balance at December 31, 2019
(in millions)
Bonds with NAIC 6 rating:
Impaired corporate bonds	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Impaired mortgage-backed and asset-backed securities	-	-	-	-	-	-	-	-	-	-	-
Total bonds with NAIC 6 rating	-	-	-	-	-	-	-	-	-	-	-
Preferred stocks:
Industrial and misc	-	-	-	-	-	-	-	-	-	-	-
Total preferred stocks	-	-	-	-	-	-	-	-	-	-	-
Common stocks:
Industrial and misc	33	4	(8)	-	-	-	(18)	-	-	-	11
Total common stocks	33	4	(8)	-	-	-	(18)	-	-	-	11

Net derivatives	-	-	-	-	-	-	-	-	-	-	-
Separate account assets/liabilities	-	-	-	-	-	-	-	-	-	-	-
Total	$33	$4	$(8)	$-	$-	$-	$(18)	$-	$-	$-	$11

35

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

		Net realized/unrealized gains (losses) included in:							Transfers
	Balance at January 1, 2018	Net income (1)	Surplus	Amounts credited to separate account liabilities (2)	Purchases	Issuances	Sales	Settlements	Into Level 3 (3)	Out of Level 3 (3)	Balance at December 31, 2018
(in millions)
Bonds with NAIC 6 rating:
Impaired corporate bonds	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Impaired mortgage-backed and asset-backed securities	-	-	-	-	-	-	-	-	-	-	-
Total bonds with NAIC 6 rating	-	-	-	-	-	-	-	-	-	-	-
Preferred stocks:
Industrial and misc	-	-	-	-	-	-	-	-	-	-	-
Total preferred stocks	-	-	-	-	-	-	-	-	-	-	-
Common stocks:
Industrial and misc	32	-	1	-	-	-	-	-	-	-	33
Total common stocks	32	-	1	-	-	-	-	-	-	-	33

Net derivatives	-	-	-	-	-	-	-	-	-	-	-
Separate account assets/liabilities	-	-	-	-	-	-	-	-	-	-	-
Total	$32	$-	$1	$-	$-	$-	$-	$-	$-	$-	$33

36

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

		Net realized/unrealized gains (losses) included in:							Transfers
	Balance at January 1, 2017	Net income (1)	Surplus	Amounts credited to separate account liabilities (2)	Purchases	Issuances	Sales	Settlements	Into Level 3 (3)	Out of Level 3 (3)	Balance at December 31, 2017
(in millions)
Bonds with NAIC 6 rating:
Impaired corporate bonds	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Impaired mortgage-backed and asset-backed securities	-	-	-	-	-	-	-	-	-	-	-
Total bonds with NAIC 6 rating	-	-	-	-	-	-	-	-	-	-	-
Preferred stocks:
Industrial and misc	-	-	-	-	-	-	-	-	-	-	-
Total preferred stocks	-	-	-	-	-	-	-	-	-	-	-
Common stocks:
Industrial and misc	34	-	-	-	-	-	(2)	-	-	-	32
Total common stocks	34	-	-	-	-	-	(2)	-	-	-	32

Net derivatives	-	-	-	-	-	-	-	-	-	-	-
Separate account assets/liabilities	-	-	-	-	-	-	-	-	-	-	-
Total	$34	$-	$-	$-	$-	$-	$(2)	$-	$-	$-	$32

(1)	This amount is included in net realized capital gains (losses) on the Statements of Operations.

(2)	Changes in the fair value of separate account assets are credited directly to separate account liabilities in accordance with NAIC SAP and are not reflected in income.

(3)	For financial instruments that are transferred into and/or out of Level 3, the Company uses the fair value of the instruments at the beginning of the period.

37

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The transfers into Level 3 primarily result from securities that were impaired during the year or securities where a lack of observable market data (versus the previous year) resulted in reclassifying instruments into Level 3. The transfers out of Level 3 primarily result from observable market data becoming available for that instrument, thus eliminating the need to extrapolate market data beyond observable points. Additionally, securities carried at fair value at the beginning of the period but carried at amortized cost at the end of the period due to rating change or change in fair value relative to amortized cost, are included in transfers out of Level 3. Conversely, any securities carried at amortized cost at the beginning of the period and carried at fair value at the end of the year due to SVO rating change or change in fair value relative to amortized cost, are included into transfers into Level 3.

8. Reinsurance

Certain premiums and benefits are assumed from or ceded to affiliate and other insurance companies under various reinsurance agreements. The Company entered into these reinsurance agreements to shift underlying risk on certain of its products, and to improve cash flow and statutory capital. The ceded reinsurance agreements provide the Company with increased capacity to write larger risks and maintain its exposure to loss within its capital resources.

Total reinsurance amounts included in the Company’s accompanying statutory-basis financial statements were as follows:

	Years ended December 31,
	2019	2018	2017
(in millions)
Premiums earned
Direct	$1,113	$1,078	$1,091
Assumed	186	196	206
Ceded	(783)	(222)	(224)
Net	$516	$1,052	$1,073
Benefits to policyholders ceded	$(443)	$(427)	$(403)

Reserve amounts ceded to reinsurers not authorized in the State of New York are mostly covered by funds withheld assets, letters of credit or trust agreements. Amounts payable or recoverable for reinsurance on policy and contract liabilities are not subject to periodic or maximum limits. At December 31, 2019, any material recoveries were collateralized or settled by the assuming company.

Neither the Company nor any of its related parties control, directly or indirectly, any external reinsurers with whom the Company conducts business. No policies issued by the Company have been reinsured with a foreign company, which is controlled, either directly or indirectly, by a party not primarily engaged in the business of insurance. The Company does not have any reinsurance agreements in effect under which the reinsurer may unilaterally cancel the agreement. At December 31, 2019, there were no reinsurance agreements in effect such that the amount of losses paid or accrued through the statement date may result in a payment to the reinsurer of amounts which, in aggregate and allowing for offset of mutual credits from other reinsurance agreements with the same reinsurer, exceed the total direct premium collected under the reinsured policies.

As of December 31, 2019, if all reinsurance agreements were cancelled the estimated aggregate reduction in unassigned surplus is $653 million.

The Company has not entered into any reinsurance transactions within the scope of Actuarial Guideline 48, the NAIC Term Life and Universal Life with Secondary Guarantees (XXX/AXXX) Credit for Reinsurance Model Regulation.

38

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Non-Affiliated Reinsurance

The table and commentary below consist of the impact of the New York Life (“NYL”) Agreements:

	Years ended December 31,
	2019	2018	2017
(in millions)
Premiums ceded	$(66)	$(71)	$(69)
Premiums assumed	26	28	27
Benefits ceded	(144)	(166)	(157)
Benefits assumed	58	66	63

Other reinsurance receivable (payable)	(4)	(5)	(3)
Funds held by or deposited with reinsured companies	837	859	888

Effective July 1, 2015, the Company entered into coinsurance reinsurance agreements with NYL to cede 100% quota share (“QS”) of the Company’s John Hancock Life Insurance (“JHLICO”) Closed Block policies (“NYL 100% Coinsurance”). In addition, NYL agreed to retrocede 40% QS of the same policy risks back to the Company under a coinsurance funds withheld (“FWH”) agreement (“NYL 40% FWH Retrocession”). Collectively, these agreements are known as the NYL Agreements. The NYL 100% Coinsurance keeps the assets supporting the JHLICO Closed Block together in NYL, and the NYL 40% FWH Retrocession adjusts the net reinsurance to NYL to 60% of the JHLICO Closed Block policies at risk.

The table and commentary below consist of the impact of the Reinsurance Group of America (“RGA”) Agreement:

Year ended December 31,
2019
(in millions)
Premiums ceded, net	$(99)
Benefits ceded, net	(11)

Other reinsurance receivable	1
Other amounts payable on reinsurance	-

Effective January 1, 2019, the Company entered into a coinsurance agreement with RGA to cede 90% quota share (“QS”) of a significant block of individual pay-out annuities. The transaction was structured such that the Company transferred the policy liabilities of $92 million and related invested assets of $98 million. The Company recognized a pre-tax gain of $3 million net of realized capital gains, including a ceding commission received of $1 million, and an increase of $3 million to statutory surplus. Under the terms of the agreement, the Company will maintain responsibility for servicing the policies. The transaction closed on February 7, 2019.

39

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The table and commentary below consist of the impact of the Jackson National Life Insurance Company (“Jackson”) Agreement:

Year ended December 31,
2019
(in millions)
Premiums ceded, net	$(444)
Benefits ceded, net	(35)

Funds held by or deposited with reinsured companies	-
Other reinsurance receivable	3
Other amounts payable on reinsurance	-

Effective January 1, 2019, the Company entered into a coinsurance agreement with Jackson, a wholly-owned subsidiary of Prudential plc, to cede 90% QS of a block of legacy group pay-out annuities. The transaction was structured such that the Company transferred the policy liabilities of $352 million and related invested assets of $437 million. The Company incurred a pre-tax loss of $80 million net of realized capital gains, including a ceding commission paid of $26 million, and a decrease of $60 million to statutory surplus. Under the terms of the agreement, the Company will maintain responsibility for servicing the policies. The transaction closed on March 15, 2019.

The table and commentary below consist of the impact of the Global Atlantic Financial Group (“GAFG”) Agreement:

	Years ended December 31,
	2019	2018	2017
(in millions)
Premiums ceded, net	$(1)	$(1)	$(2)
Benefits ceded, net	(100)	(112)	(119)

Other reinsurance receivable	16	21	21
Other amounts payable on reinsurance	-	-	-

Effective July 1, 2012, the Company entered into a coinsurance agreement with GAFG, formerly named Commonwealth Annuity (“CWA”), to cede its fixed deferred annuities at 90% quota share (“QS”). The transaction was structured such that the Company transferred the actuarial liabilities and related invested assets. Under the terms of the agreement, the Company will maintain responsibility for servicing the policies.

The Company has a number of reinsurance agreements with Scottish Re (U.S.), Inc. (“SRUS”). On March 6, 2019, SRUS was declared impaired and placed into rehabilitation by the Delaware Chancery Court. As of December 31, 2019, the Company recorded a reserve credit and a reinsurance receivable of $22 million and $1 million, respectively, related to the various agreements with SRUS. As of December 31, 2019, the Company has established full provisions to offset the net reinsurance receivable related to the various agreements with SRUS. Refer to the subsequent events note for further details on the status of the rehabilitation proceedings.

40

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Affiliated Reinsurance

The table and commentary below consist of the impact of the reinsurance agreements with its parent, JHUSA:

	Years ended December 31,
	2019	2018	2017
(in millions)
Premiums assumed, net	$159	$167	$177
Benefits assumed, net	396	408	424

Other reinsurance receivable	3	5	4
Other amounts payable on reinsurance	42	39	46
Funds withheld from unauthorized reinsurers	-	-	-
Treaty settlement received (paid) *	(207)	(208)	(227)

* Treaty settlement consisted primarily of ceded investment income, ceded benefit payments and ceded statutory reserves.

On January 1, 2010, the assets supporting the policyholders who reside in the state of New York (“NY business”) were transferred from JHUSA to the Company. The transfer included participating traditional life insurance, universal life insurance, fixed deferred and immediate annuities, participating pension contracts where assets were held in separate accounts, and variable annuities. The NY business was transferred using assumption reinsurance, modified coinsurance and coinsurance with cut-through provisions.

The table and commentary below consist of the impact of the reinsurance agreements with an affiliate, JHRECO:

	Years ended December 31,
	2019	2018	2017
(in millions)
Premiums ceded	$(7)	$-	$-
Benefits ceded	(6)	(2)	(5)

Other amounts payable on reinsurance	-	-	-
Funds withheld from unauthorized reinsurers	5	2	4
Treaty Settlement received (paid)	2	-	-

The Company reinsures a portion of the risk related to certain life policies with JHRECO.

41

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The table and commentary below consist of the impact of the reinsurance agreements with an affiliate, Manulife Reinsurance Limited (“MRL”):

	Years ended December 31,
	2019	2018	2017
(in millions)
Premiums ceded	$2	$(1)	$(4)
Benefits ceded	(17)	(9)	(11)

Other reinsurance receivable	-	-	-
Other amounts payable on reinsurance	1	1	1
Funds withheld from unauthorized reinsurers	367	359	350
Treaty Settlement received (paid)	(3)	(3)	(3)

Effective July 1, 2005, the Company entered into a reinsurance agreement with MRL to reinsure 90% of all risks not already reinsured to third parties on selected single and joint survivorship guaranteed universal life contracts. The agreement is written on a coinsurance FWH basis.

In 2019 and 2018, the Company did not commute any ceded reinsurance.

42

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

9. Federal Income Taxes

The components of the net deferred tax asset/(liability) are as follows:

	December 31, 2019
	(1)	(2)	(3)
			(Col 1 + 2)
	Ordinary	Capital	Total
(in millions)

(a) Gross deferred tax assets	$240	$-	$240
(b) Statutory valuation allowance adjustments	-	-	-
(c) Adjusted gross deferred tax assets (a - b)	240	-	240
(d) Deferred tax assets nonadmitted	20	-	20
(e) Subtotal net admitted deferred tax asset (c - d)	220	-	220
(f) Deferred tax liabilities	124	17	141
(g) Net admitted deferred tax asset / (net deferred tax liability) (e - f)	$96	$(17)	$79

	December 31, 2018
	(4)	(5)	(6)
			(Col 4 + 5)
	Ordinary	Capital	Total
(in millions)

(a) Gross deferred tax assets	$199	$-	$199
(b) Statutory valuation allowance adjustments	-	-	-
(c) Adjusted gross deferred tax assets (a - b)	199	-	199
(d) Deferred tax assets nonadmitted	3	-	3
(e) Subtotal net admitted deferred tax asset (c - d)	196	-	196
(f) Deferred tax liabilities	114	16	130
(g) Net admitted deferred tax asset / (net deferred tax liability) (e - f)	$82	$(16)	$66

	Change
	(7)	(8)	(9)
	(Col 1 - 4)	(Col 2 - 5)	(Col 7 + 8)
	Ordinary	Capital	Total
(in millions)

(a) Gross deferred tax assets	$41	$-	$41
(b) Statutory valuation allowance adjustments	-	-	-
(c) Adjusted gross deferred tax assets (a - b)	41	-	41
(d) Deferred tax assets nonadmitted	17	-	17
(e) Subtotal net admitted deferred tax asset (c - d)	24	-	24
(f) Deferred tax liabilities	10	1	11
(g) Net admitted deferred tax asset / (net deferred tax liability) (e - f)	$14	$(1)	$13

43

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The Company has not recorded a valuation allowance with respect to the realizability of its deferred tax assets. In assessing the need for a valuation allowance, management considered the future reversal of taxable temporary differences, future taxable income exclusive of reversing temporary differences, taxable income in the carry back period, as well as tax planning strategies. Tax planning strategies were considered to the extent they were both prudent and feasible and if implemented, would result in the realization of deferred tax assets. Based on management’s assessment of all available information, management believes that it is more likely than not the Company will realize the full benefit of its deferred tax assets.

The amount of adjusted gross deferred tax assets admitted under each component and the resulting increase in deferred tax assets by character are as follows:

	December 31, 2019
	(1)	(2)	(3)
			(Col 1 + 2)
	Ordinary	Capital	Total
(in millions)

2. Admission calculation components SSAP No. 101

(a) Federal income taxes paid in prior years recoverable through loss carrybacks.	$-	$-	$-
(b) Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets from 2(a) above) after application of the threshold limitation. (The lesser of 2(b)1 and 2(b)2 below)	79	-	79
1. Adjusted gross deferred tax assets expected to be realized following the Balance Sheet date.	79	-	79
2. Adjusted gross deferred tax assets allowed per limitation threshold.	202	-	202
(c) Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from 2(a) and 2(b) above) offset by gross deferred tax liabilities.	141	-	141
(d) Deferred tax assets admitted as the result of application of SSAP No. 101. Total (2(a) + 2(b) + 2(c))	$220	$-	$220

44

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

	December 31, 2018
	(4)	(5)	(6)
			(Col 4 + 5)
	Ordinary	Capital	Total
(in millions)

2. Admission calculation components SSAP No. 101

(a) Federal income taxes paid in prior years recoverable through loss carrybacks.	$-	$-	$-
(b) Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets from 2(a) above) after application of the threshold limitation. (The lesser of 2(b)1 and 2(b)2 below)	65	-	65
1. Adjusted gross deferred tax assets expected to be realized following the Balance Sheet date.	65	-	65
2. Adjusted gross deferred tax assets allowed per limitation threshold.	240	-	240
(c) Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from 2(a) and 2(b) above) offset by gross deferred tax liabilities.	131	-	131
(d) Deferred tax assets admitted as the result of application of SSAP No. 101. Total (2(a) + 2(b) + 2(c))	$196	$-	$196

	Change
	(7)	(8)	(9)
	(Col 1 - 4)	(Col 2 - 5)	(Col 7 + 8)
	Ordinary	Capital	Total
(in millions)

2. Admission calculation components SSAP No. 101

(a) Federal income taxes paid in prior years recoverable through loss carrybacks.	$-	$-	$-
(b) Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets from 2(a) above) after application of the threshold limitation. (The lesser of 2(b)1 and 2(b)2 below)	14	-	14
1. Adjusted gross deferred tax assets expected to be realized following the Balance Sheet date.	14	-	14
2. Adjusted gross deferred tax assets allowed per limitation threshold.	(38)	-	(38)
(c) Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from 2(a) and 2(b) above) offset by gross deferred tax liabilities.	10	-	10
(d) Deferred tax assets admitted as the result of application of SSAP No. 101. Total (2(a) + 2(b) + 2(c))	$24	$-	$24

45

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

	2019	2018
(in millions)

(a) Ratio percentage used to determine recovery period and threshold limitation amount	1055%	1119%
(b) Amount of adjusted capital and surplus used to determine recovery period and threshold limitation in 2(b)2 above	$1,345	$1,597

Impact of tax planning strategies is as follows:

	December 31, 2019
	(1)	(2)

	Ordinary	Capital
(in millions)

(a) Determination of Adjusted Gross Deferred Tax Assets and Net Admitted Deferred Tax Assets by tax character as a percentage.
1. Adjusted Gross DTAs Amount From Note 9A1(c)	$240	$-
2. Percentage of Adjusted Gross DTAs By Tax Character Attributable To The Impact of Tax Planning Strategies	0%	0%
3. Net Admitted Adjusted Gross DTAs Amount from Note 9A1(e)	$220	$-
4. Percentage of Net Admitted Adjusted Gross DTAs by Tax Character Attributable To The Impact of Tax Planning Strategies	0%	0%

	December 31, 2018
	(3)	(4)

	Ordinary	Capital
(in millions)

(a) Determination of Adjusted Gross Deferred Tax Assets and Net Admitted Deferred Tax Assets by tax character as a percentage.
1. Adjusted Gross DTAs Amount From Note 9A1(c)	$199	$-
2. Percentage of Adjusted Gross DTAs By Tax Character Attributable To The Impact of Tax Planning Strategies	0%	0%
3. Net Admitted Adjusted Gross DTAs Amount from Note 9A1(e)	$196	$-
4. Percentage of Net Admitted Adjusted Gross DTAs by Tax Character Attributable To The Impact of Tax Planning Strategies	0%	0%

46

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

	Change
	(5)	(6)
	(Col 1 - 3)	(Col 2 - 4)
	Ordinary	Capital
(in millions)

(a) Determination of Adjusted Gross Deferred Tax Assets and Net Admitted Deferred Tax Assets by tax character as a percentage.
1. Adjusted Gross DTAs Amount From Note 9A1(c)	$41	$-
2. Percentage of Adjusted Gross DTAs By Tax Character Attributable To The Impact of Tax Planning Strategies	0%	0%
3. Net Admitted Adjusted Gross DTAs Amount from Note 9A1(e)	$24	$-
4. Percentage of Net Admitted Adjusted Gross DTAs by Tax Character Attributable To The Impact of Tax Planning Strategies	0%	0%

The Company’s tax planning strategies do not include the use of reinsurance.

There are no unrecognized deferred tax liabilities for amounts described in ASC 740-10-25-3.

Current income taxes incurred consist of the following major components:

	Years Ended December 31,
	(1)	(2)	(3)
			(Col 1 - 2)
	2019	2018	Change
(in millions)

1. Current income tax
(a) Federal	$(41)	$(36)	$(5)
(b) Foreign	-	-	-
(c) Subtotal	(41)	(36)	(5)
(d) Federal income tax on net capital gains	34	7	27
(e) Utilization of capital loss carryforwards	-	-	-
(f) Other	-	-	-
(g) Federal and foreign income taxes incurred	$(7)	$(29)	$22

47

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and liabilities are as follows:

	December 31,
	(1)	(2)	(3)
			(Col 1 - 2)
	2019	2018	Change
(in millions)

2. Deferred tax assets:
(a) Ordinary:
(1) Discounting of unpaid losses	$-	$-	$-
(2) Unearned premium reserve	-	-	-
(3) Policyholder reserves	206	166	40
(4) Investments	4	5	(1)
(5) Deferred acquisition costs	22	17	5
(6) Policyholder dividends accrual	2	3	(1)
(7) Fixed assets	-	-	-
(8) Compensation and benefits accrual	-	-	-
(9) Pension accrual	-	-	-
(10) Receivables - nonadmitted	-	-	-
(11) Net operating loss carryforward	-	-	-
(12) Tax credit carry-forward	-	2	(2)
(13) Other (including items <5% of total ordinary tax assets)	6	6	-
(99) Subtotal	$240	$199	$41

(b) Statutory valuation allowance adjustment	-	-	-
(c) Nonadmitted	20	3	17
(d) Admitted ordinary deferred tax assets (2(a)(99) - 2(b) - 2(c))	$220	$196	$24

(e) Capital:
(1) Investments	$-	$-	$-
(2) Net capital loss carryforward	-	-	-
(3) Real estate	-	-	-
(4) Other (including items <5% of total capital tax assets)	-	-	-
(99) Subtotal	$-	$-	$-

(f) Statutory valuation allowance adjustment	-	-	-
(g) Nonadmitted	-	-	-
(h) Admitted capital deferred tax assets (2(e)(99) - 2(f) - 2(g))	$-	$-	$-
(i) Admitted deferred tax assets (2(d)+2(h))	$220	$196	$24

3. Deferred tax liabilities:
(a) Ordinary:
(1) Investments	$108	$92	$16
(2) Fixed assets	-	-	-
(3) Deferred and uncollected premium	1	2	(1)
(4) Policyholder reserves	12	17	(5)
(5) Other (including items <5% of total ordinary tax liabilities)	3	3	-
(99) Subtotal	$124	$114	$10
(b) Capital:
(1) Investments	$17	$16	$1
(2) Real estate	-	-	-
(3) Other (including items <5% of total capital tax liabilities)	-	-	-
(99) Subtotal	$17	$16	$1
(c) Deferred tax liabilities (3(a)(99) + 3(b)(99))	$141	$130	$11
4. Net deferred tax assets/liabilities (2(i) - 3(c))	$79	$66	$13

48

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The change in net deferred income taxes is comprised of the following:

	December 31,
	2019	2018	Change
(in millions)

Total deferred tax assets	$240	$199	$41
Total deferred tax liabilities	141	130	11
Net deferred tax assets (liabilities)	$99	$69	$30
Tax effect of unrealized gains and losses			(23)
Tax effect of unrealized foreign exchange gains (losses)			-
Other			-
Change in net deferred income taxes			$53

The provision for federal and foreign income taxes incurred is different from that which would be obtained by applying the statutory federal income tax rate of 21% for 2019 and 2018 and 35% for 2017 to income before income tax (including realized capital gains). The significant items causing this difference are as follows:

	Years Ended December 31,
	2019	2018	2017
(in millions)

Ordinary provisions computed at statutory rate	$(52)	$69	$58
Net realized capital gains (losses) before IMR at statutory rate	16	3	(7)
Change in nonadmitted assets	-	-	-
Reinsurance	(4)	(5)	(6)
Valuation allowance	-	-	-
Tax-exempt income	-	-	-
Nondeductible expenses	-	-	-
Foreign tax expense gross up	-	-	-
Amortization of IMR	(11)	(3)	(6)
Tax recorded in surplus	(2)	(1)	-
Dividend received deduction	(4)	(3)	(6)
Investment in subsidiaries	(2)	(2)	-
Prior year adjustment	(2)	-	4
Tax credits	(1)	(1)	(1)
Change in tax reserve	1	1	1
Pension	-	-	-
Tax rate change	-	(16)	152
Other	1	(1)	1
Total	$(60)	$41	$190

Federal and foreign income taxes incurred	$(41)	$(36)	$25
Capital gains tax	34	7	20
Change in net deferred income taxes	(53)	70	145
Total statutory income tax expense (benefit)	$(60)	$41	$190

At December 31, 2019 the Company did not have any net operating losses, net capital losses, or credit carry forwards.

49

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

With the enactment of the Tax Cuts and Jobs Act on December 22, 2017, the net operating loss carryback provision was repealed effective January 1, 2018. The federal income taxes incurred on capital gains available for recoupment in the event of future net capital losses were $0 million, $6 million and $17 million for 2019, 2018 and 2017, respectively.

The Company has no deposits under Section 6603 of the Internal Revenue Code.

The Company is included in the consolidated federal income tax return of JHFC with the following entities:

Essex Corporation	John Hancock Insurance Agency Inc.
Farmland Management Services, Inc.	John Hancock Leasing Corp.
Guide Financial, Inc.	John Hancock Life & Health Insurance Company
Hancock Farmland Services, Inc.	John Hancock Life Insurance Company (USA)
Hancock Forest Management Inc.	John Hancock Realty Advisors Inc.
Hancock Natural Resource Group Inc.	John Hancock Realty Mgt. Inc.
JH 575 Rengstorff LLC	John Hancock Signature Services Inc.
JH Hostetler LLC	John Hancock Natural Resource Corp.
JH Kearny Mesa 5 LLC	Manulife (Michigan) Reassurance Company
JH Kearny Mesa 7 LLC	Manulife Reinsurance (Bermuda) Limited
JH Kearny Mesa 9 LLC	Manulife Reinsurance Limited
JH Networking Insurance Agency Inc.	Manulife Service Corporation
JH Ott LLC	MCC Asset Management Inc.
JH Tulare 8 LLC	PT Timber Inc.
John Hancock Assignment Company	JH Signature Insurance Agency, Inc. (formerly Signator Insurance Agency Inc.)
John Hancock Financial Corporation	The Manufacturers Investment Corporation
John Hancock Financial Network Inc.
John Hancock Funding Company LLC

In accordance with the income tax sharing agreements in effect for the applicable tax years, the Company’s income tax expense (benefit) is computed as if the Company filed separate federal income tax returns with tax benefits provided for operating losses and tax credits when utilized by the consolidated group. Intercompany settlements of income taxes are made through an increase or reduction to amounts due to or from affiliates. Such settlements occur on a periodic basis in accordance with the tax sharing agreements.

Taxes receivable from (payable to) JHUSA, are $0 million and ($12) million at December 31, 2019 and 2018, respectively, and are included in other assets or current federal income taxes payable on the Balance Sheets.

The Company files income tax returns in the U.S. federal jurisdiction and various state and local jurisdictions. The Company is under continuous examination by the Internal Revenue Service (“IRS”), and currently tax years 2014 – 2018 are under audit.

A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows:

	2019	2018
(in millions)

Balance at beginning of year	$13	$11
Additions based on tax positions related to the current year	-	-
Payments	-	-
Additions for tax positions of prior years	-	2
Reductions for tax positions of prior years	(10)	-
Balance at end of year	$3	$13

50

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Included in the balances as of December 31, 2019 and 2018, are $3 million and $16 million, respectively, of unrecognized benefits that, if recognized, would affect the Company’s effective tax rate. Included in the balances as of December 31, 2019 and 2018 are $0 million and ($4) million, respectively, of tax positions for which the ultimate deductibility is highly certain but for which there is uncertainty about the timing of such deductibility.

The Company has no unrecognized tax benefits that will significantly increase or decrease in the next twelve months.

The Company recognizes interest accrued related to unrecognized tax benefits and penalties in income tax expense in the Statements of Operations. The Company recognized approximately $0 million, $1 million and $0 million of interest expense / (benefit) in each of the years ended December 31, 2019, 2018, and 2017, respectively. The Company had approximately $7 million and $8 million accrued for interest as of December 31, 2019 and 2018, respectively. The Company did not recognize any material penalties for the years ended December 31, 2019, 2018 and 2017.

The Company does not have a Repatriation Transition Tax (“RTT”) liability under the Tax Cuts and Jobs Act of 2017 as the RTT was fully remitted to the IRS with the filing of the 2017 and 2018 federal income tax returns.

As of December 31, 2019, the Company reported no Alternative Minimum Tax (AMT) Credit carryforward.

In 2018, the Company updated policy level tax reserves in accordance with the Tax Cuts and Jobs Act (the “Act”) and reflected impacts of $24 million in its temporary differences for Actuarial Liabilities in both deferred tax assets and deferred tax liabilities. The transitional deferred tax asset is being amortized into taxable income over 8 years, in the amount of $3 million per year.

10. Capital and Surplus

There are no restrictions placed on the Company’s unassigned surplus other than restrictions on dividend payments described below.

Under New York State insurance laws (“NYSIL”), no insurer without the prior approval of the Superintendent, may pay any shareholder dividend in the calendar year immediately following a calendar year for which the insurer’s net gain from operations, after tax, not including realized capital gains, was negative. NYSIL also limits the aggregate amount of dividends a life insurer may pay in any calendar year out of positive earned surplus, to the greater of (i) 10% of its statutory policyholders’ surplus as of the immediately preceding calendar year or (ii) the Company’s statutory net gain from operations, after tax, not including realized capital gains and (losses) for the immediately preceding calendar year, not to exceed 30% of its statutory policyholders’ surplus as of the immediately preceding calendar year.

In addition, NYSIL allows for a shareholder dividend even if the company does not have sufficient positive earned surplus, limited to the lesser of (i) 10% of its statutory policyholders’ surplus as of the immediately preceding calendar year or (ii) the Company’s statutory net gain from operations, after tax, not including realized capital gains and (losses) for the immediately preceding calendar year. The Company paid shareholder dividends of $100 million, $100 million, and $0 million to its parent, JHUSA, in 2019, 2018 and 2017, respectively.

Life/health insurance companies are subject to certain Risk-Based Capital (“RBC”) requirements as specified by the NAIC. Under those requirements, the amount of capital and surplus maintained by a life/health insurance company is to be determined based on the various risk factors related to it. As of December 31, 2019 and 2018, based on calculations pursuant to those requirements, the Company’s total adjusted capital exceeds the company action level RBC.

51

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

11. Related Party Transactions

Service Agreements

The Company has formal service agreements with JHUSA whereby the Company will pay a fee for services received under the agreements which include legal, personnel, marketing, investment accounting, and certain other administrative services and are billed based on intercompany cost allocations or total average daily net assets. Costs incurred under the agreements were $62 million, $62 million, and $65 million at December 31, 2019, 2018 and 2017, respectively. As of December 31, 2019 and 2018, the Company had amounts payable of $15 million and $13 million, respectively.

The Company has an Administrative Service Agreement with JHVTA and John Hancock Investment Management LLC (“JHIM”) (formerly John Hancock Advisers, LLC) pursuant to which the Company will provide certain administrative and related functional support services as required by JHVTA and JHIM in connection with variable contracts issued by the Company which provide for investment in selected portfolios of JHVTA and JHIM. For such services, JHVTA and JHIM will pay the Company a quarterly fee equal to a percentage of the average daily net assets of the funds attributable to the contracts issued by the Company. The amount earned under the agreement was $15 million, $15 million and $16 million for the years ended December 31, 2019, 2018 and 2017 respectively.

The Company has an Underwriting and Distribution Agreement with JHD pursuant to which JHD is appointed as the principal underwriter and exclusive distributor of the variable life and other products issued by the Company. For the years ended December 31, 2019, 2018 and 2017, the Company was billed by JHD for underwriting commissions of $62 million, $64 million, and $64 million, respectively. The Company had amounts payable for services provided of $6 million and $3 million at December 31, 2019 and 2018, respectively.

Management believes the allocation methods used are reasonable and appropriate in the circumstances; however, the Company’s Balance Sheets and Statements of Operations may not necessarily be indicative of the financial condition that would have existed if the Company operated as an unaffiliated entity.

Other

During 2019, 2018 and 2017, respectively, the Company received dividends of $15 million, $19 million, and $21 million from JHVTA. These dividends are included in the Company’s net investment income.

The Company did not own any shares of the stock of its parent, JHUSA, or its ultimate parent, MFC, at December 31, 2019 and 2018.

The Company is party to the Second Restated and Amended Liquidity Pool and Loan Facility Agreement effective January 1, 2010 with JHUSA. Pursuant to the agreement, participating affiliates are permitted to invest their excess cash in the liquidity pool and earn interest calculated at a rate that is reset daily to the one-month U.S. Dollar London Inter-Bank Bid Rate (“LIBID”), subject to an aggregate limit of $5 billion and an amount not to exceed 10% of the Company’s admitted assets as shown in the last financial statement filed with the Insurance Division. As of December 31, 2019 and 2018, the Company had a receivable from JHUSA in the amount of $520 million and $293 million, respectively, which is included in amounts due from affiliates in the Balance Sheets.

The Company had receivables from JHVTA relating to distributions of $1 million and $1 million, which were included in investment income due and accrued at December 31, 2019 and 2018, respectively.

The Company did not recognize any impairment write-down for its investment in subsidiaries, controlled or affiliated companies for the years ended December 31, 2019, 2018 and 2017, respectively.

The Company also enters into reinsurance transactions with its affiliates. Refer to the Reinsurance Note for further details.

52

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

12. Commitments, Contingencies and Legal Proceedings

Commitments: The Company has extended commitments to purchase long-term bonds of $10 million, to purchase other invested assets of $158 million, and issue agricultural and commercial mortgages of $0 million at December 31, 2019. Approximately 30% of these commitments expire in 2020.

Contingencies: As of December 31, 2019, the Company does not have any material contingencies.

Legal Proceedings: The Company is regularly involved in litigation, both as a defendant and as a plaintiff. The litigation naming the Company as a defendant ordinarily involves its activities as a provider of insurance protection and wealth management products, and a taxpayer. In addition, the Insurance Department, the New York Attorney General, the Securities and Exchange Commission (“SEC”), the Financial Regulatory Authority, and other government and regulatory bodies regularly make inquiries and, from time to time, require the production of information or conduct examinations concerning the Company’s compliance with, among other things, insurance laws, securities laws, and laws governing the activities of broker-dealers. An estimation of the range of potential outcomes in any given matter is often unavailable until such matters have developed and sufficient information emerges to support an assessment of the range of possible loss, such as quantification of a damage demand from plaintiffs, discovery from other parties and investigation of factual allegations, rulings by the court on motions or appeals, analysis by experts, and the progress of settlement negotiations. On a quarterly and annual basis, the Company reviews relevant information with respect to litigation contingencies and updates its accruals and estimates of reasonably possible losses or ranges of loss based on such reviews.

In June 2018, a class action was initiated against the Company in the U.S. District Court for the Southern District of New York (the “Southern District of NY”) on behalf of owners of performance universal life policies first issued between 2003 and 2009 whose policies are subject to a cost of insurance (“COI”) increase announced in 2018. This case has been consolidated with an almost identical related class action that was initiated in October 2018 against the Company in the Southern District of NY and was assigned to the same judge. Discovery has commenced. No hearings on substantive matters have been scheduled. It is too early to assess the range of potential outcomes for these lawsuits.

53

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

13. Annuity Actuarial Reserves

The Company’s annuity actuarial reserves and deposit fund liabilities and related separate account liabilities that are subject to discretionary withdrawal (with adjustment), subject to discretionary withdrawal (without adjustment), and not subject to discretionary withdrawal provisions are summarized as follows:

	December 31, 2019
	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	Percent of Total
(in millions)

Subject to discretionary withdrawal:
With fair value adjustment	$77	$-	$-	$77	1%
At book value less current surrender charge of 5% or more	1	-	-	1	0%
At fair value	-	-	7,917	7,917	75%
Total with adjustment or at fair value	78	-	7,917	7,995	76%
At book value without adjustment (minimal or no charge or adjustment)	1,233	-	-	1,233	12%
Not subject to discretionary withdrawal	1,332	-	3	1,335	12%
Total (gross)	2,643	-	7,920	10,563	100%
Reinsurance ceded	1,361	-	-	1,361
Total (net)	$1,282	$-	$7,920	$9,202
Amount included in book value less current surrender charge above that will move to book value without adjustment in the year after the statement date	$1	$-	$-	$1

	December 31, 2018
	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	Percent of Total
(in millions)

Subject to discretionary withdrawal:
With fair value adjustment	$84	$-	$-	$84	1%
At book value less current surrender charge of 5% or more	3	-	-	3	0%
At fair value	-	-	6,991	6,991	71%
Total with adjustment or at fair value	87	-	6,991	7,078	72%
At book value without adjustment (minimal or no charge or adjustment)	1,323	-	-	1,323	14%
Not subject to discretionary withdrawal	1,364	-	2	1,366	14%
Total (gross)	2,774	-	6,993	9,767	100%
Reinsurance ceded	1,009	-	-	1,009
Total (net)	$1,765	$-	$6,993	$8,758
Amount included in book value less current surrender charge above that will move to book value without adjustment in the year after the statement date	$-	$-	$-	$-

54

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

14.	Life Actuarial Reserves

The Company’s life actuarial reserves and related separate account liabilities that are subject to discretionary withdrawal and not subject to discretionary withdrawal provisions are summarized as follows:

	December 31, 2019
	General Account			Separate Account - Nonguaranteed
	Account Value	Cash Value	Reserve	Account Value	Cash Value	Reserve
A. Subject to discretionary withdrawal, surrender values, or policy loans:
(1) Term Policies with Cash Value	$-	$-	$-	$-	$-	$-
(2) Universal Life	355	353	362	-	-	-
(3) Universal Life with Secondary Guarantees	1,188	1,015	2,780	-	-	-
(4) Indexed Universal Life	33	25	34	-	-	-
(5) Indexed Universal Life with Secondary Guarantees	51	46	47	-	-	-
(6) Indexed Life	-	-	-	-	-	-
(7) Other Permanent Cash Value Life Insurance	2,705	2,705	2,806	-	-	-
(8) Variable Life	-	-	3	-	-	-
(9) Variable Universal Life	137	183	155	331	308	313
(10) Miscellaneous Reserves	-	-	857	-	-	-

B. Not subject to discretionary withdrawal or no cash values
(1) Term Policies without Cash Value	-	-	414	-	-	-
(2) Accidental Death Benefits	-	-	2	-	-	-
(3) Disability - Active Lives	-	-	9	-	-	-
(4) Disability - Disabled Lives	-	-	36	-	-	-
(5) Miscellaneous Reserves	-	-	33	-	-	-
C. Total (gross: direct + assumed)	$4,469	$4,327	$7,538	$331	$308	$313
D. Reinsurance Ceded	1,939	1,935	3,049	-	-	-
E. Total (net) (C) - (D)	$2,530	$2,392	$4,489	$331	$308	$313

55

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

	December 31, 2018
	General Account			Separate Account - Nonguaranteed
	Account Value	Cash Value	Reserve	Account Value	Cash Value	Reserve
A. Subject to discretionary withdrawal, surrender values, or policy loans:
(1) Term Policies with Cash Value	$-	$-	$-	$-	$-	$-
(2) Universal Life	348	346	355	-	-	-
(3) Universal Life with Secondary Guarantees	1,136	956	2,636	-	-	-
(4) Indexed Universal Life	2	2	2	-	-	-
(5) Indexed Universal Life with Secondary Guarantees	64	55	60	-	-	-
(6) Indexed Life	-	-	-	-	-	-
(7) Other Permanent Cash Value Life Insurance	2,740	2,740	2,840	-	-	-
(8) Variable Life	-	-	3	-	-	-
(9) Variable Universal Life	137	176	161	263	241	246
(10) Miscellaneous Reserves	-	-	629	-	-	-

B. Not subject to discretionary withdrawal or no cash values
(1) Term Policies without Cash Value	-	-	402	-	-	-
(2) Accidental Death Benefits	-	-	2	-	-	-
(3) Disability - Active Lives	-	-	10	-	-	-
(4) Disability - Disabled Lives	-	-	37	-	-	-
(5) Miscellaneous Reserves	-	-	43	-	-	-
C. Total (gross: direct + assumed)	$4,427	$4,275	$7,180	$263	$241	$246
D. Reinsurance Ceded	1,979	1,969	3,102	-	-	-
E. Total (net) (C) - (D)	$2,448	$2,306	$4,078	$263	$241	$246

15. Separate Accounts

Separate accounts held by the Company include individual and group variable annuity and variable life products that offer guaranteed and non-guaranteed returns. The net investment experience of the separate account is credited directly to the policyholder and can be positive or negative.

For guarantees of amounts in the event of death, the net amount at risk is defined as the excess of the initial sum insured over the current sum insured for fixed premium variable life insurance contracts, and, for other variable life insurance contracts, is equal to the sum insured when the account value is zero and the policy is still in force.

The deposits related to variable annuities generally provide a GMDB. For annuity products, this can take the form of either (a) return of no less than total deposits made to the contract less any partial withdrawals; (b) total deposits made to the contract less any partial withdrawals plus a minimum return; (c) the highest contract value on a specified anniversary date minus any withdrawals following the contract anniversary; or (d) a combination benefit of (b) and (c) above. The assets and liabilities of these accounts are carried at fair value. The GMDB reserve is held in the Company’s general account policy reserves.

Contracts with guaranteed minimum income benefit (“GMIB”) rider provides a guaranteed lifetime annuity which may be elected by the contract holder after a stipulated waiting period (ten years), and which may be larger than what the contract account balance could purchase at then-current annuity purchase rates.

56

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Multiple variations of an optional GMWB rider have also been offered by the Company. The GMWB rider provides contract holders a guaranteed annual withdrawal amount over a specified time period or in some cases for as long as they live. In general, guaranteed annual withdrawal amounts are based on deposits and may be reduced if withdrawals exceed allowed amounts. Guaranteed amounts may also be increased as a result of “step-up” provisions which increase the benefit base to higher account values at specified intervals. Guaranteed amounts may also be increased if withdrawals are deferred over a specified period. In addition, certain versions of the GMWB rider extend lifetime guarantees to spouses.

Unaffiliated reinsurance has been utilized to mitigate risk related to some of the guarantee benefit riders. Hedging has also been utilized to mitigate risk related to some of the GMWB riders.

For GMDB, the net amount at risk is defined as the current guaranteed minimum death benefit in excess of the current account balance. For GMIB, the net amount at risk is defined as the excess of the current annuitization income base over the current account value. For GMWB, the net amount at risk is defined as the current guaranteed withdrawal amount minus the current account value. For all the guarantees, the net amount at risk is floored at zero at the single contract level.

The deposits related to the variable life insurance contracts are invested in separate accounts and the Company guarantees a specified death benefit if certain specified premiums are paid by the policyholder, regardless of separate account performance.

All of the Company’s separate account assets were legally insulated at December 31, 2019 and 2018. The assets legally insulated from the general account are attributed to the following products/transactions:

Product/Transaction
	December 31,
(in millions)	2019	2018
Group Annuity Contracts (401K)	$5,405	$4,564
Variable and Fixed Annuities	2,518	2,434
Life Insurance	331	263
Total	$8,254	$7,261

To compensate the general account for the risk taken, the separate account paid risk charges and amounts toward separate account guarantees as follows:

	Risk Charges Paid to General Account	Amounts toward Separate Account Guarantees
(in millions)
2019	$14	$5
2018	$15	$3
2017	$16	$3
2016	$17	$4
2015	$18	$2

57

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The Company had the following variable annuities with guaranteed benefits:

	December 31,
	2019	2018
(in millions, except for ages)
Account value	$2,564	$2,477
Amount of reserve held	194	203
Net amount at risk - gross	215	467
Weighted average attained age	70	68

The following assumptions and methodology were used to determine the amounts above at December 31, 2019 and 2018:

●

Actuarial Guideline 43 (“AG 43”) is used in both years to determine the aggregate reserve for products falling under the scope. Assumptions used in the standard scenario are prescribed by the guideline. Assumptions used in the stochastic scenarios are detailed below.

●	The stochastically generated projection scenarios have met the scenario calibration criteria prescribed in AG 43.

●

In 2019 and 2018, annuity mortality is based on the Ruark Variable Annuity Table, which is based on an industry study of variable annuity deaths. The table is further adjusted by factors varied by rider types (living benefit/GMDB only) and qualified and non-qualified business.

●

In 2019 and 2018, annuity base lapse rates vary by product, policy year, and rider type, where the lapse rates range from 0.5% to 40% for GMDB, GMIB and GMWB. In 2018 the base lapse rates also varied by utilizer status. These rates are dynamically reduced for guarantees that are in-the-money and rates are also dynamically increased for GMWBs that are out-of-the-money.

●	For variable annuities, the swap curve at December 31 is used for discounting in both years.

●	For variable annuities, mean return, volatility and correlation assumptions are determined by indices, which have met the calibration criteria prescribed in AG 43.

Account balances of variable contracts with guarantees were invested in separate accounts with the following characteristics:

	December 31,
	2019	2018
(in millions)
Type of Fund
Equity	$1,609	$1,495
Balanced	781	758
Bonds	347	348
Money Market	21	17
Total	$2,758	$2,618

58

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Information regarding the nonguaranteed separate accounts of the Company is as follows:

	December 31,
	2019	2018
(in millions)
Premiums, deposits and other considerations	$782	$765
Reserves for accounts with assets at:
Fair value	8,233	7,240
Amortized cost	-	-
Total	$8,233	$7,240

	December 31,
	2019	2018
(in millions)
Reserves for separate accounts by withdrawal characteristics:
Subject to discretionary withdrawal:
With fair value adjustment	$-	$-
At book value without fair value adjustments and with current surrender charge of 5% or more	100	98
At fair value	8,052	7,083
At book value without fair value adjustments and with current surrender charge of less than 5%	78	57
Subtotal	8,230	7,238
Not subject to discretionary withdrawal	3	2
Total	$8,233	$7,240

Amounts transferred to and from separate accounts are as follows:

	December 31,
	2019	2018	2017
(in millions)
Transfers to separate accounts	$842	$812	$947
Transfers from separate accounts	1,231	1,203	1,308
Net transfers to (from) separate accounts	$(389)	$(391)	$(361)

59

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

16. Employee Benefits

Retirement Plans: The Company participates in the John Hancock Pension Plan, a qualified defined benefit plan sponsored by MIC. The Company also participates in the John Hancock Non-Qualified Pension Plan, a non-qualified defined benefit plan for employees whose qualified cash balance benefit is restricted by the Internal Revenue Code. The non-qualified defined benefit plan was frozen except for grandfathered participants as of January 1, 2008, and the benefits accrued under this plan continue to be subject to the plan’s provisions. The expense for these plans was charged to the Company and was not material for the years ended December 31, 2019, 2018 and 2017.

During 2018, the Company implemented its North American voluntary early retirement program.  The program resulted in the voluntary separation of 229 employees in the U.S. by the end of 2019.  A curtailment loss of $7 million resulting from the program was recorded by MIC in earnings during the 4th quarter of 2018.  This loss represents the change in net defined benefit and retiree welfare liabilities due to employees separating sooner and with different post-retirement benefits than had previously been assumed. The Company will recognize its allocation of the curtailment loss in earnings as payments to participants are made.

401(k) Plan: The Company participates in The Investment-Incentive Plan for John Hancock Employees, a qualified defined contribution plan for its employees who meet certain eligibility requirements. The plan is sponsored by JHUSA. The expense for the defined contribution plan was charged to the Company and was not material for the years ended December 31, 2019, 2018 and 2017.

Other Postretirement Benefit Plan: The Company participates in the John Hancock Employee Welfare Plan (“the Welfare Plan”), a postretirement and postemployment medical and life insurance benefit plan for its retired employees and their spouses. The Welfare Plan is sponsored by MIC. The expense for other postretirement benefits was charged to the Company and was not material for the years ended December 31, 2019, 2018 and 2017.

17. Subsequent Events

The Company evaluated the recognition and disclosure of subsequent events for its December 31, 2019 financial statements through March 26, 2020, the date the financial statements were issued.

The Company reached a settlement agreement with the Receiver of SRUS, in rehabilitation, which was approved by the Delaware Chancery Court on February 28, 2020. Under the terms of the settlement, the yearly renewable term reinsurance agreements between the Company and SRUS were commuted and terminated effective as of January 1, 2020; certain term coinsurance agreements were novated to Hannover Life Reassurance Company of America effective January 1, 2019; and the arbitration between the Company and SRUS was dismissed with prejudice. The execution of these agreements is not expected to have a material impact to the Company’s financial position.

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A U D I T E D F I N A N C I A L S T A T E M E N T S

John Hancock Life Insurance Company of New York Separate Account A

December 31, 2019

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Audited Financial Statements

December 31, 2019

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Report of Independent Registered Public Accounting Firm

To the Board of Directors of John Hancock Life Insurance Company of New York and Contract Owners of John Hancock Life Insurance Company of New York Separate Account A

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of each of the subaccounts listed in the Appendix that comprise John Hancock Life Insurance Company of New York Separate Account A (the "Separate Account") as of December 31, 2019, and the related statements of operations and changes in contract owners' equity for the two years in the period then ended, and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the subaccounts as of December 31, 2019, the results of its operations and changes in contract owners' equity for each of the two years then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Separate Account's management. Our responsibility is to express an opinion on each of the subaccounts' financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Separate Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the fund companies or their transfer agents, as applicable. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of the Separate Account since 1996.

Boston, Massachusetts

March 26, 2020

3 of 75

Appendix

Subaccounts comprising John Hancock Life

Insurance Company of New York Separate Account A

500 Index Fund Series I	Lifestyle Conservative Portfolio Series II
500 Index Fund Series II	Lifestyle Growth Portfolio Series I
500 Index Fund Series NAV	Lifestyle Growth Portfolio Series II
Active Bond Trust Series I	Lifestyle Growth Portfolio Series NAV
Active Bond Trust Series II	Lifestyle Moderate Portfolio Series I
American Asset Allocation Trust Series I	Lifestyle Moderate Portfolio Series II
American Asset Allocation Trust Series II	Managed Volatility Aggressive Portfolio Series I
American Global Growth Trust Series II	Managed Volatility Aggressive Portfolio Series II
American Global Growth Trust Series III	Managed Volatility Balanced Portfolio Series I
American Growth Trust Series II	Managed Volatility Balanced Portfolio Series II
American Growth Trust Series III	Managed Volatility Conservative Portfolio Series I
American Growth-Income Trust Series I	Managed Volatility Conservative Portfolio Series II
American Growth-Income Trust Series II	Managed Volatility Growth Portfolio Series I
American Growth-Income Trust Series III	Managed Volatility Growth Portfolio Series II
American International Trust Series II	Managed Volatility Moderate Portfolio Series I
American International Trust Series III	Managed Volatility Moderate Portfolio Series II
Blue Chip Growth Trust Series I	Mid Cap Index Trust Series I
Blue Chip Growth Trust Series II	Mid Cap Index Trust Series II
Capital Appreciation Trust Series I	Mid Cap Stock Trust Series I
Capital Appreciation Trust Series II	Mid Cap Stock Trust Series II
Capital Appreciation Value Trust Series II	Mid Value Trust Series I
Core Bond Trust Series I	Mid Value Trust Series II
Core Bond Trust Series II	Money Market Trust Series I
DWS Equity 500 Index	Money Market Trust Series II
Emerging Markets Value Trust Series II	Money-Market Trust Series NAV
Equity Income Trust Series I	Mutual Shares Trust Series I
Equity Income Trust Series II	PIMCO All Asset
Financial Industries Trust Series I	Real Estate Securities Trust Series I
Financial Industries Trust Series II	Real Estate Securities Trust Series II
Fundamental All Cap Core Trust Series II	Science & Technology Trust Series I
Fundamental Large Cap Value Trust Series I	Science & Technology Trust Series II
Fundamental Large Cap Value Trust Series II	Select Bond Trust Series I
Global Bond Trust Series I	Select Bond Trust Series II
Global Bond Trust Series II	Short Term Government Income Trust Series I
Global Trust Series I	Short Term Government Income Trust Series II
Global Trust Series II	Small Cap Index Trust Series I
Health Sciences Trust Series I	Small Cap Index Trust Series II
Health Sciences Trust Series II	Small Cap Opportunities Trust Series I
High Yield Trust Series I	Small Cap Opportunities Trust Series II
High Yield Trust Series II	Small Cap Stock Trust Series II
International Equity Index Series I	Small Cap Value Trust Series II
International Equity Index Series II	Small Company Value Trust Series I
International Equity Index Series NAV	Small Company Value Trust Series II
International Small Company Trust Series I	Strategic Income Opportunities Trust Series I

4 of 75

Appendix

Subaccounts comprising John Hancock Life

Insurance Company of New York Separate Account A

International Small Company Trust Series II	Strategic Income Opportunities Trust Series II
International Value Trust Series I	Total Bond Market Series Trust NAV
International Value Trust Series II	Total Bond Market Trust Series II
Investment Quality Bond Trust Series I	Total Stock Market Index Trust Series I
Investment Quality Bond Trust Series II	Total Stock Market Index Trust Series II
Lifestyle Aggressive Portfolio Series I	Ultra Short Term Bond Trust Series II
Lifestyle Aggressive Portfolio Series II
Lifestyle Balanced Portfolio Series I
Lifestyle Balanced Portfolio Series II
Lifestyle Conservative Portfolio Series I

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JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2019

						American Asset
	500 Index Fund	500 Index Fund	500 Index Fund	Active Bond Trust	Active Bond Trust	Allocation Trust
	Series I	Series II	Series NAV	Series I	Series II	Series I
Total Assets

Investments at fair value	$13,214,893	$15,496,106	$5,799,590	$1,329,771	$20,662,487	$5,491,167

Units outstanding	448,643	537,834	203,303	62,930	1,037,221	242,858
Unit value	$29.46	$28.81	$28.53	$21.13	$19.92	$22.61
Shares	349,231	409,192	153,266	135,829	2,106,268	436,500
Cost	$9,553,400	$11,409,152	$3,172,961	$1,330,397	$20,465,739	$5,632,333

See accompanying notes.

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JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2019

	American Asset	American Global	American Global			American Growth-
	Allocation Trust	Growth Trust Series	Growth Trust Series	American Growth	American Growth	Income Trust Series
	Series II	II	III	Trust Series II	Trust Series III	I
Total Assets

Investments at fair value	$66,749,673	$9,968,085	$7,388	$83,163,943	$339,093	$6,450,391

Units outstanding	3,053,308	378,314	237	1,778,848	9,827	150,731
Unit value	$21.86	$26.35	$31.17	$46.75	$34.51	$42.79
Shares	5,306,015	606,331	450	4,776,792	19,455	393,797
Cost	$66,024,074	$8,921,075	$6,569	$86,168,278	$348,144	$6,886,659

See accompanying notes.

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JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2019

	American Growth-	American Growth-	American	American
	Income Trust Series	Income Trust Series	International Trust	International Trust	Blue Chip Growth	Blue Chip Growth
	II	III	Series II	Series III	Trust Series I	Trust Series II
Total Assets

Investments at fair value	$76,401,445	$561,091	$39,802,170	$303,271	$22,592,646	$17,253,058

Units outstanding	1,966,269	17,524	1,271,662	16,269	327,252	356,809
Unit value	$38.86	$32.02	$31.30	$18.64	$69.04	$48.35
Shares	4,684,331	34,339	2,008,182	15,355	655,810	519,358
Cost	$80,560,316	$585,859	$35,041,444	$268,983	$19,540,310	$16,191,784

See accompanying notes.

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JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2019

	Capital Appreciation	Capital Appreciation	Capital Appreciation	Core Bond Trust	Core Bond Trust	DWS Equity 500
	Trust Series I	Trust Series II	Value Trust Series II	Series I	Series II	Index
Total Assets

Investments at fair value	$10,827,822	$8,322,672	$17,554,124	$5,555,018	$9,003,985	$2,542,748

Units outstanding	360,266	187,949	632,718	305,077	525,221	51,037
Unit value	$30.06	$44.28	$27.74	$18.21	$17.14	$49.82
Shares	2,008,872	1,755,838	1,405,454	414,244	672,441	109,885
Cost	$14,748,885	$11,823,524	$16,361,159	$5,558,017	$8,971,327	$1,930,165

See accompanying notes.

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JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2019

						Fundamental All
	Emerging Markets	Equity Income Trust	Equity Income Trust	Financial Industries	Financial Industries	Cap Core Trust
	Value Trust Series II	Series I	Series II	Trust Series I	Trust Series II	Series II
Total Assets

Investments at fair value	$3,963,415	$21,289,083	$21,814,211	$690,563	$2,928,839	$5,150,300

Units outstanding	329,527	344,895	700,320	25,903	105,216	111,030
Unit value	$12.03	$61.73	$31.15	$26.66	$27.84	$46.39
Shares	414,150	1,386,911	1,428,567	49,046	209,802	210,302
Cost	$4,204,773	$21,586,964	$22,899,223	$644,136	$2,671,144	$3,810,161

See accompanying notes.

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STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2019

	Fundamental Large	Fundamental Large
	Cap Value Trust	Cap Value Trust	Global Bond Trust	Global Bond Trust		Global Trust Series
	Series I	Series II	Series I	Series II	Global Trust Series I	II
Total Assets

Investments at fair value	$20,206,128	$22,347,018	$1,330,751	$6,505,731	$5,605,320	$4,880,744

Units outstanding	629,134	757,162	35,712	320,524	138,387	220,566
Unit value	$32.12	$29.51	$37.26	$20.30	$40.50	$22.13
Shares	873,590	959,511	108,191	537,220	279,707	244,649
Cost	$15,566,113	$17,055,755	$1,394,364	$6,632,234	$4,837,527	$4,703,514

See accompanying notes.

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STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2019

	Health Sciences	Health Sciences	High Yield Trust	High Yield Trust	International Equity	International Equity
	Trust Series I	Trust Series II	Series I	Series II	Index Series I	Index Series II
Total Assets

Investments at fair value	$3,204,574	$10,454,435	$1,401,746	$4,853,132	$677,446	$4,144,502

Units outstanding	37,259	122,300	56,905	185,792	39,889	248,706
Unit value	$86.01	$85.48	$24.63	$26.12	$16.98	$16.66
Shares	117,902	421,890	263,982	892,120	37,019	226,228
Cost	$3,051,765	$10,211,588	$1,460,926	$4,853,095	$614,544	$3,782,339

See accompanying notes.

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STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2019

		International Small	International Small
	International Equity	Company Trust	Company Trust	International Value	International Value	Investment Quality
	Index Series NAV	Series I	Series II	Trust Series I	Trust Series II	Bond Trust Series I
Total Assets

Investments at fair value	$1,056,741	$1,351,113	$2,785,162	$3,641,019	$5,778,895	$2,425,615

Units outstanding	78,336	62,270	132,272	177,197	260,870	80,267
Unit value	$13.49	$21.70	$21.06	$20.55	$22.15	$30.22
Shares	57,777	93,958	193,953	281,813	447,629	212,960
Cost	$921,603	$1,142,801	$2,252,275	$3,474,775	$5,536,375	$2,454,303

See accompanying notes.

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STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2019

						Lifestyle
	Investment Quality	Lifestyle Aggressive	Lifestyle Aggressive	Lifestyle Balanced	Lifestyle Balanced	Conservative
	Bond Trust Series II	Portfolio Series I	Portfolio Series II	Portfolio Series I	Portfolio Series II	Portfolio Series I
Total Assets

Investments at fair value	$13,847,033	$1,151,543	$11,173,694	$7,880,722	$306,997,831	$2,421,299

Units outstanding	701,131	61,462	603,102	475,173	18,135,090	159,013
Unit value	$19.75	$18.74	$18.53	$16.58	$16.93	$15.23
Shares	1,214,652	73,959	717,643	510,740	19,857,557	176,996
Cost	$13,867,609	$969,090	$9,448,613	$7,249,458	$282,216,365	$2,361,634

See accompanying notes.

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JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2019

	Lifestyle			Lifestyle Growth
	Conservative	Lifestyle Growth	Lifestyle Growth	Portfolio Series	Lifestyle Moderate	Lifestyle Moderate
	Portfolio Series II	Portfolio Series I	Portfolio Series II	NAV	Portfolio Series I	Portfolio Series II
Total Assets

Investments at fair value	$59,143,840	$9,955,235	$641,638,202	$263,200	$2,672,562	$98,685,286

Units outstanding	3,915,997	564,703	35,215,960	18,557	167,300	6,049,376
Unit value	$15.10	$17.63	$18.22	$14.18	$15.97	$16.31
Shares	4,317,069	588,371	37,877,108	15,565	179,970	6,632,076
Cost	$57,589,090	$8,870,166	$584,099,807	$253,111	$2,525,359	$93,055,573

See accompanying notes.

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STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2019

	Managed Volatility	Managed Volatility	Managed Volatility	Managed Volatility	Managed Volatility	Managed Volatility
	Aggressive Portfolio	Aggressive Portfolio	Balanced Portfolio	Balanced Portfolio	Conservative	Conservative
	Series I	Series II	Series I	Series II	Portfolio Series I	Portfolio Series II
Total Assets

Investments at fair value	$572,161	$4,015,493	$7,134,505	$198,055,342	$1,668,444	$43,186,333

Units outstanding	21,207	146,889	254,634	8,660,577	55,022	2,165,305
Unit value	$26.98	$27.34	$28.02	$22.87	$30.32	$19.94
Shares	53,523	376,688	574,900	16,062,883	141,995	3,703,802
Cost	$490,534	$3,795,484	$7,231,864	$200,862,031	$1,668,400	$43,712,519

See accompanying notes.

16 of 75

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2019

	Managed Volatility	Managed Volatility	Managed Volatility	Managed Volatility
	Growth Portfolio	Growth Portfolio	Moderate Portfolio	Moderate Portfolio	Mid Cap Index	Mid Cap Index
	Series I	Series II	Series I	Series II	Trust Series I	Trust Series II
Total Assets

Investments at fair value	$4,177,478	$221,164,895	$2,756,890	$74,346,531	$4,525,717	$9,779,445

Units outstanding	153,581	9,391,045	90,925	3,417,974	95,319	240,317
Unit value	$27.20	$23.55	$30.32	$21.75	$47.48	$40.69
Shares	314,569	16,716,923	230,895	6,273,969	211,581	459,560
Cost	$4,058,008	$220,636,005	$2,865,964	$78,210,464	$4,649,105	$9,678,138

See accompanying notes.

17 of 75

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2019

	Mid Cap Stock	Mid Cap Stock	Mid Value Trust	Mid Value Trust	Money Market Trust	Money Market Trust
	Trust Series I	Trust Series II	Series I	Series II	Series I	Series II
Total Assets

Investments at fair value	$6,667,550	$11,414,329	$1,657,130	$7,000,427	$1,723,762	$9,011,716

Units outstanding	152,658	218,275	46,890	204,467	116,476	791,059
Unit value	$43.68	$52.29	$35.34	$34.24	$14.80	$11.39
Shares	368,984	681,860	171,191	722,438	1,723,762	9,011,716
Cost	$6,181,496	$10,776,307	$1,814,533	$7,914,159	$1,723,762	$9,011,716

See accompanying notes.

18 of 75

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2019

				Real Estate	Real Estate	Science &
	Money-Market Trust	Mutual Shares Trust		Securities Trust	Securities Trust	Technology Trust
	Series NAV	Series I	PIMCO All Asset	Series I	Series II	Series I
Total Assets

Investments at fair value	$675,206	$566,050	$917,246	$1,745,276	$5,861,614	$7,520,786

Units outstanding	54,955	25,217	42,022	26,430	120,247	175,218
Unit value	$12.29	$22.45	$21.83	$66.03	$48.75	$42.92
Shares	675,206	84,611	83,462	74,109	249,112	255,548
Cost	$675,206	$628,612	$903,409	$1,188,848	$4,278,548	$6,427,846

See accompanying notes.

19 of 75

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2019

	Science &			Short Term	Short Term
	Technology Trust	Select Bond Trust	Select Bond Trust	Government Income	Government Income	Small Cap Index
	Series II	Series I	Series II	Trust Series I	Trust Series II	Trust Series I
Total Assets

Investments at fair value	$8,831,064	$724,766	$54,109,220	$2,152,647	$2,787,379	$244,986

Units outstanding	162,236	48,413	3,893,149	176,853	235,799	6,950
Unit value	$54.43	$14.97	$13.90	$12.17	$11.82	$35.25
Shares	318,696	52,557	3,918,119	178,347	230,743	16,398
Cost	$8,160,576	$716,431	$53,164,006	$2,187,955	$2,801,721	$243,202

See accompanying notes.

20 of 75

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2019

		Small Cap	Small Cap
	Small Cap Index	Opportunities Trust	Opportunities Trust	Small Cap Stock	Small Cap Value	Small Company
	Trust Series II	Series I	Series II	Trust Series II	Trust Series II	Value Trust Series I
Total Assets

Investments at fair value	$5,222,231	$2,263,277	$5,633,850	$2,832,268	$2,776,837	$2,308,296

Units outstanding	144,681	53,912	140,140	73,293	80,045	45,403
Unit value	$36.09	$41.98	$40.20	$38.64	$34.69	$50.84
Shares	351,665	88,686	225,806	344,978	153,671	222,808
Cost	$5,021,192	$2,540,476	$6,381,423	$3,045,238	$2,983,431	$3,123,925

See accompanying notes.

21 of 75

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2019

		Strategic Income	Strategic Income
	Small Company	Opportunities Trust	Opportunities Trust	Total Bond Market	Total Bond Market	Total Stock Market
	Value Trust Series II	Series I	Series II	Series Trust NAV	Trust Series II	Index Trust Series I
Total Assets

Investments at fair value	$7,181,551	$2,503,908	$5,150,142	$879,699	$4,370,767	$3,640,879

Units outstanding	175,612	103,786	220,638	63,594	336,114	122,618
Unit value	$40.89	$24.13	$23.34	$13.83	$13.00	$29.69
Shares	725,409	185,200	379,804	84,749	420,266	151,451
Cost	$10,115,704	$2,474,071	$5,112,656	$878,605	$4,278,927	$3,152,408

See accompanying notes.

22 of 75

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2019

	Total Stock Market	Ultra Short Term
	Index Trust Series II	Bond Trust Series II
Total Assets

Investments at fair value	$5,451,570	$17,870,276

Units outstanding	145,123	1,560,180
Unit value	$37.57	$11.45
Shares	227,718	1,552,587
Cost	$4,042,137	$17,908,983

See accompanying notes.

23 of 75

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY

			For the years ended December 31,
	500 Index Fund Series I		500 Index Fund Series II		500 Index Fund Series NAV
	2019	2018	2019	2018	2019	2018
Income:

Dividend distributions received	$209,913	$166,282	$222,319	$173,259	$95,265	$78,644
Expenses:
Mortality and expense risk and
administrative charges	(179,104)	(186,245)	(233,391)	(219,733)	(80,582)	(84,266)
Net investment income (loss)	30,809	(19,963)	(11,072)	(46,474)	14,683	(5,622)
Realized gains (losses) on investments:

Capital gain distributions received	186,100	197,356	229,164	239,844	82,916	89,964
Net realized gain (loss)	525,507	515,241	1,192,628	849,202	521,593	689,878
Realized gains (losses)
	711,607	712,597	1,421,792	1,089,046	604,509	779,842
Unrealized appreciation (depreciation) during

the period	2,382,415	(1,373,034)	2,357,096	(2,044,673)	816,439	(1,069,211)
Net increase (decrease) in net assets from operations	3,124,831	(680,400)	3,767,816	(1,002,101)	1,435,631	(294,991)

Changes from principal transactions:
Purchase payments	120,448	53,588	219,199	93,698	7,101	7,101
Transfers between sub-accounts and the	7,962	85,370	(1,239,914)	1,703,028	(143,558)	(391,124)
company

Withdrawals	(1,228,068)	(1,626,976)	(806,405)	(911,963)	(656,422)	(707,990)
Annual contract fee	(5,588)	(5,769)	(49,739)	(49,560)	(29,976)	(31,040)
Net increase (decrease) in net assets from principal
	(1,105,246)	(1,493,787)	(1,876,859)	835,203	(822,855)	(1,123,053)
transactions

Total increase (decrease) in net assets	2,019,585	(2,174,187)	1,890,957	(166,898)	612,776	(1,418,044)
Net assets at beginning of period	11,195,308	13,369,495	13,605,149	13,772,047	5,186,814	6,604,858
Net assets at end of period	$13,214,893	$11,195,308	$15,496,106	$13,605,149	$5,799,590	$5,186,814

	2019	2018	2019	2018	2019	2018

Units, beginning of period	490,769	549,623	608,673	576,168	234,810	281,673
Units issued	21,155	11,893	52,926	111,890	191	5,560
Units redeemed	(63,281)	(70,747)	(123,765)	(79,385)	(31,698)	(52,423)
Units, end of period	448,643	490,769	537,834	608,673	203,303	234,810

See accompanying notes.

24 of 75

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY

			For the years ended December 31,
	Active Bond Trust Series I		Active Bond Trust Series II		American Asset Allocation Trust Series I
	2019	2018	2019	2018	2019	2018
Income:

Dividend distributions received	$36,253	$40,895	$513,787	$653,846	$71,586	$90,299
Expenses:
Mortality and expense risk and
administrative charges	(19,423)	(20,888)	(329,026)	(352,677)	(77,916)	(85,991)
Net investment income (loss)	16,830	20,007	184,761	301,169	(6,330)	4,308
Realized gains (losses) on investments:

Capital gain distributions received	-	-	-	-	569,937	664,373
Net realized gain (loss)	(1,668)	(5,401)	(116,437)	(247,719)	141,087	277,371
Realized gains (losses)
	(1,668)	(5,401)	(116,437)	(247,719)	711,024	941,744
Unrealized appreciation (depreciation) during

the period	79,982	(45,977)	1,390,947	(596,186)	218,978	(1,296,904)
Net increase (decrease) in net assets from operations	95,144	(31,371)	1,459,271	(542,736)	923,672	(350,852)

Changes from principal transactions:
Purchase payments	11,065	137	9,285	10,392	8,420	8,850
Transfers between sub-accounts and the	23,034	28,804	1,803,836	(338,143)	(17,450)	96,487
company

Withdrawals	(95,460)	(269,865)	(2,754,105)	(1,783,000)	(531,238)	(821,029)
Annual contract fee	(664)	(723)	(63,764)	(67,983)	(2,943)	(2,703)
Net increase (decrease) in net assets from principal
	(62,025)	(241,647)	(1,004,748)	(2,178,734)	(543,211)	(718,395)
transactions

Total increase (decrease) in net assets	33,119	(273,018)	454,523	(2,721,470)	380,461	(1,069,247)
Net assets at beginning of period	1,296,652	1,569,670	20,207,964	22,929,434	5,110,706	6,179,953
Net assets at end of period	$1,329,771	$1,296,652	$20,662,487	$20,207,964	$5,491,167	$5,110,706

	2019	2018	2019	2018	2019	2018

Units, beginning of period	65,945	78,743	1,088,363	1,205,334	268,825	304,448
Units issued	1,864	3,690	105,451	99,796	3,407	12,847
Units redeemed	(4,879)	(16,488)	(156,593)	(216,767)	(29,374)	(48,470)
Units, end of period	62,930	65,945	1,037,221	1,088,363	242,858	268,825

See accompanying notes.

25 of 75

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY

			For the years ended December 31,
	American Asset Allocation Trust Series II		American Global Growth Trust Series II		American Global Growth Trust Series III
	2019	2018	2019	2018	2019	2018
Income:

Dividend distributions received	$811,750	$1,102,281	$52,089	$63,361	$71	$72
Expenses:
Mortality and expense risk and
administrative charges	(966,441)	(1,085,748)	(144,018)	(158,125)	(58)	(56)
Net investment income (loss)	(154,691)	16,533	(91,929)	(94,764)	13	16
Realized gains (losses) on investments:

Capital gain distributions received	7,156,762	8,348,612	966,003	579,711	700	387
Net realized gain (loss)	3,516,240	4,683,050	360,614	407,496	249	405
Realized gains (losses)
	10,673,002	13,031,662	1,326,617	987,207	949	792
Unrealized appreciation (depreciation) during

the period	1,077,485	(17,500,652)	1,560,252	(1,940,263)	1,142	(1,367)
Net increase (decrease) in net assets from operations	11,595,796	(4,452,457)	2,794,940	(1,047,820)	2,104	(559)

Changes from principal transactions:
Purchase payments	4,443	121,538	16,787	16,450	-	-
Transfers between sub-accounts and the	(785,908)	(1,439,079)	(741,989)	289,862	(840)	366
company

Withdrawals	(9,068,326)	(8,936,613)	(1,280,902)	(1,305,205)	(283)	(1,447)
Annual contract fee	(406,297)	(451,945)	(48,031)	(50,520)	(65)	(63)
Net increase (decrease) in net assets from principal
	(10,256,088)	(10,706,099)	(2,054,135)	(1,049,413)	(1,188)	(1,144)
transactions

Total increase (decrease) in net assets	1,339,708	(15,158,556)	740,805	(2,097,233)	916	(1,703)
Net assets at beginning of period	65,409,965	80,568,521	9,227,280	11,324,513	6,472	8,175
Net assets at end of period	$66,749,673	$65,409,965	$9,968,085	$9,227,280	$7,388	$6,472

	2019	2018	2019	2018	2019	2018

Units, beginning of period	3,558,974	4,101,329	465,488	510,338	278	317
Units issued	18,797	30,981	4,838	36,154	6	25
Units redeemed	(524,463)	(573,336)	(92,012)	(81,004)	(47)	(64)
Units, end of period	3,053,308	3,558,974	378,314	465,488	237	278

See accompanying notes.

26 of 75

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY

			For the years ended December 31,
	American Growth Trust Series II		American Growth Trust Series III		American Growth-Income Trust Series I
	2019	2018	2019	2018	2019	2018
Income:

Dividend distributions received	$598,909	$267,548	$3,887	$2,749	$92,693	$92,145
Expenses:
Mortality and expense risk and
administrative charges	(1,267,497)	(1,386,956)	(3,397)	(3,772)	(92,657)	(103,669)
Net investment income (loss)	(668,588)	(1,119,408)	490	(1,023)	36	(11,524)
Realized gains (losses) on investments:

Capital gain distributions received	14,463,061	15,576,893	56,476	63,855	722,015	811,165
Net realized gain (loss)	1,998,289	7,573,927	6,947	7,834	27,348	242,344
Realized gains (losses)
	16,461,350	23,150,820	63,423	71,689	749,363	1,053,509
Unrealized appreciation (depreciation) during

the period	4,730,187	(22,619,433)	25,525	(69,719)	577,943	(1,214,808)
Net increase (decrease) in net assets from operations	20,522,949	(588,021)	89,438	947	1,327,342	(172,823)

Changes from principal transactions:
Purchase payments	32,537	408,104	-	-	6,640	1,140
Transfers between sub-accounts and the	(5,745,916)	(3,002,372)	(18,756)	(9,908)	(112,152)	(127,857)
company

Withdrawals	(9,297,825)	(10,615,478)	(64,467)	(33,982)	(662,132)	(763,185)
Annual contract fee	(299,385)	(321,307)	(2,718)	(3,298)	(2,386)	(2,801)
Net increase (decrease) in net assets from principal
	(15,310,589)	(13,531,053)	(85,941)	(47,188)	(770,030)	(892,703)
transactions

Total increase (decrease) in net assets	5,212,360	(14,119,074)	3,497	(46,241)	557,312	(1,065,526)
Net assets at beginning of period	77,951,583	92,070,657	335,596	381,837	5,893,079	6,958,605
Net assets at end of period	$83,163,943	$77,951,583	$339,093	$335,596	$6,450,391	$5,893,079

	2019	2018	2019	2018	2019	2018

Units, beginning of period	2,141,977	2,474,764	12,626	14,162	170,775	194,694
Units issued	20,849	111,824	150	552	3,453	1,857
Units redeemed	(383,978)	(444,611)	(2,949)	(2,088)	(23,497)	(25,776)
Units, end of period	1,778,848	2,141,977	9,827	12,626	150,731	170,775

See accompanying notes.

27 of 75

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY

			For the years ended December 31,
	American Growth-Income Trust Series II		American Growth-Income Trust Series III		American International Trust Series II
	2019	2018	2019	2018	2019	2018
Income:

Dividend distributions received	$1,055,759	$1,052,750	$10,141	$10,356	$316,122	$1,116,832
Expenses:
Mortality and expense risk and
administrative charges	(1,180,195)	(1,289,839)	(5,398)	(5,797)	(612,111)	(684,879)
Net investment income (loss)	(124,436)	(237,089)	4,743	4,559	(295,989)	431,953
Realized gains (losses) on investments:

Capital gain distributions received	9,001,316	9,828,111	63,246	69,474	2,791,760	1,669,397
Net realized gain (loss)	964,139	4,525,533	(10,598)	8,164	2,072,868	2,195,445
Realized gains (losses)
	9,965,455	14,353,644	52,648	77,638	4,864,628	3,864,842
Unrealized appreciation (depreciation) during

the period	6,338,930	(16,261,951)	67,409	(92,688)	2,834,940	(10,943,422)
Net increase (decrease) in net assets from operations	16,179,949	(2,145,396)	124,800	(10,491)	7,403,579	(6,646,627)

Changes from principal transactions:
Purchase payments	160,292	513,043	-	-	31,470	289,378
Transfers between sub-accounts and the	(3,613,435)	(1,293,526)	(21,025)	(7,395)	(1,496,130)	2,820,468
company

Withdrawals	(8,843,882)	(10,533,424)	(77,166)	(41,278)	(4,591,240)	(5,257,422)
Annual contract fee	(290,132)	(313,633)	(4,082)	(4,736)	(157,547)	(172,737)
Net increase (decrease) in net assets from principal
	(12,587,157)	(11,627,540)	(102,273)	(53,409)	(6,213,447)	(2,320,313)
transactions

Total increase (decrease) in net assets	3,592,792	(13,772,936)	22,527	(63,900)	1,190,132	(8,966,940)
Net assets at beginning of period	72,808,653	86,581,589	538,564	602,464	38,612,038	47,578,978
Net assets at end of period	$76,401,445	$72,808,653	$561,091	$538,564	$39,802,170	$38,612,038

	2019	2018	2019	2018	2019	2018

Units, beginning of period	2,321,376	2,655,029	21,062	22,885	1,485,052	1,554,540
Units issued	12,280	91,088	131	776	35,573	133,988
Units redeemed	(367,387)	(424,741)	(3,669)	(2,599)	(248,963)	(203,476)
Units, end of period	1,966,269	2,321,376	17,524	21,062	1,271,662	1,485,052

See accompanying notes.

28 of 75

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY

				For the years ended December 31,
	American International Trust Series III			Blue Chip Growth Trust Series I			Blue Chip Growth Trust Series II
	2019	2018		2019	2018		2019	2018
Income:

Dividend distributions received	$3,840	$10,188	$	- $	5,407	$	- $	-
Expenses:
Mortality and expense risk and
administrative charges	(2,972)	(3,221)		(321,930)	(334,285)		(268,566)	(270,022)
Net investment income (loss)	868	6,967		(321,930)	(328,878)		(268,566)	(270,022)
Realized gains (losses) on investments:

Capital gain distributions received	20,549	12,232		3,151,902	3,064,638		2,485,177	2,341,753
Net realized gain (loss)	16,215	10,227		1,425,717	1,658,294		321,911	1,077,168
Realized gains (losses)
	36,764	22,459		4,577,619	4,722,932		2,807,088	3,418,921
Unrealized appreciation (depreciation) during

the period	22,403	(75,554)		1,079,588	(4,129,302)		1,582,707	(2,966,144)
Net increase (decrease) in net assets from operations	60,035	(46,128)		5,335,277	264,752		4,121,229	182,755

Changes from principal transactions:
Purchase payments	-	-		13,263	44,738		119,990	145,086
Transfers between sub-accounts and the	(6,340)	24,899		(439,841)	(106,541)		(578,977)	(268,598)
company

Withdrawals	(44,681)	(21,289)		(2,259,365)	(2,189,010)		(1,697,608)	(1,751,742)
Annual contract fee	(2,098)	(2,540)		(8,407)	(9,106)		(44,110)	(42,037)
Net increase (decrease) in net assets from principal
	(53,119)	1,070		(2,694,350)	(2,259,919)		(2,200,705)	(1,917,291)
transactions

Total increase (decrease) in net assets	6,916	(45,058)		2,640,927	(1,995,167)		1,920,524	(1,734,536)
Net assets at beginning of period	296,355	341,413		19,951,719	21,946,886		15,332,534	17,067,070
Net assets at end of period	$303,271	$296,355		$22,592,646	$19,951,719		$17,253,058	$15,332,534

	2019	2018		2019	2018		2019	2018

Units, beginning of period	19,390	19,178		367,378	402,797		405,728	451,099
Units issued	553	1,710		3,021	11,835		28,016	44,473
Units redeemed	(3,674)	(1,498)		(43,147)	(47,254)		(76,935)	(89,844)
Units, end of period	16,269	19,390		327,252	367,378		356,809	405,728

See accompanying notes.

29 of 75

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY

			For the years ended December 31,
	Capital Appreciation Trust Series I		Capital Appreciation Trust Series II		Capital Appreciation Value Trust Series II
	2019	2018	2019	2018	2019	2018
Income:

Dividend distributions received	$3,702	$29,534	$588	$3,693	$205,329	$429,201
Expenses:
Mortality and expense risk and
administrative charges	(152,134)	(164,887)	(128,420)	(134,974)	(261,226)	(368,128)
Net investment income (loss)	(148,432)	(135,353)	(127,832)	(131,281)	(55,897)	61,073
Realized gains (losses) on investments:

Capital gain distributions received	6,849,208	1,918,488	5,377,013	1,499,227	1,074,669	1,699,280
Net realized gain (loss)	(754,292)	528,717	(601,897)	242,020	30,880	(214,918)
Realized gains (losses)
	6,094,916	2,447,205	4,775,116	1,741,247	1,105,549	1,484,362
Unrealized appreciation (depreciation) during

the period	(3,162,720)	(2,440,960)	(2,525,690)	(1,735,673)	2,335,773	(1,988,278)
Net increase (decrease) in net assets from operations	2,783,764	(129,108)	2,121,594	(125,707)	3,385,425	(442,843)

Changes from principal transactions:
Purchase payments	106,097	6,521	2,561	43,977	10,946	10,550
Transfers between sub-accounts and the	(646,806)	(392,403)	(189,954)	(329,794)	(91,695)	(719,839)
company

Withdrawals	(975,741)	(858,913)	(895,508)	(511,751)	(1,495,473)	(7,263,841)
Annual contract fee	(5,496)	(5,993)	(22,200)	(23,279)	(110,322)	(152,737)
Net increase (decrease) in net assets from principal
	(1,521,946)	(1,250,788)	(1,105,101)	(820,847)	(1,686,544)	(8,125,867)
transactions

Total increase (decrease) in net assets	1,261,818	(1,379,896)	1,016,493	(946,554)	1,698,881	(8,568,710)
Net assets at beginning of period	9,566,004	10,945,900	7,306,179	8,252,733	15,855,243	24,423,953
Net assets at end of period	$10,827,822	$9,566,004	$8,322,672	$7,306,179	$17,554,124	$15,855,243

	2019	2018	2019	2018	2019	2018

Units, beginning of period	417,323	467,008	215,737	237,706	699,470	1,060,006
Units issued	8,771	2,145	637	7,413	14,644	2,754
Units redeemed	(65,828)	(51,830)	(28,425)	(29,382)	(81,396)	(363,290)
Units, end of period	360,266	417,323	187,949	215,737	632,718	699,470

See accompanying notes.

30 of 75

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY

			For the years ended December 31,
	Core Bond Trust Series I		Core Bond Trust Series II		DWS Equity 500 Index
	2019	2018	2019	2018	2019	2018
Income:

Dividend distributions received	$134,015	$139,639	$198,656	$221,097	$42,528	$37,305
Expenses:
Mortality and expense risk and
administrative charges	(85,294)	(93,112)	(142,061)	(163,232)	(39,762)	(44,734)
Net investment income (loss)	48,721	46,527	56,595	57,865	2,766	(7,429)
Realized gains (losses) on investments:

Capital gain distributions received	-	-	-	-	131,462	249,122
Net realized gain (loss)	(10,747)	(66,237)	(37,189)	(174,221)	278,097	190,707
Realized gains (losses)
	(10,747)	(66,237)	(37,189)	(174,221)	409,559	439,829
Unrealized appreciation (depreciation) during

the period	323,176	(129,183)	548,488	(180,974)	229,791	(594,318)
Net increase (decrease) in net assets from operations	361,150	(148,893)	567,894	(297,330)	642,116	(161,918)

Changes from principal transactions:
Purchase payments	1,060	15,460	2,240	15,317	-	-
Transfers between sub-accounts and the	67,610	(133,272)	(164,801)	(1,012,948)	(313,354)	(84,496)
company

Withdrawals	(394,727)	(960,257)	(854,735)	(1,908,539)	(228,934)	(302,187)
Annual contract fee	(2,894)	(3,729)	(18,482)	(22,582)	(13,161)	(13,339)
Net increase (decrease) in net assets from principal
	(328,951)	(1,081,798)	(1,035,778)	(2,928,752)	(555,449)	(400,022)
transactions

Total increase (decrease) in net assets	32,199	(1,230,691)	(467,884)	(3,226,082)	86,667	(561,940)
Net assets at beginning of period	5,522,819	6,753,510	9,471,869	12,697,951	2,456,081	3,018,021
Net assets at end of period	$5,555,018	$5,522,819	$9,003,985	$9,471,869	$2,542,748	$2,456,081

	2019	2018	2019	2018	2019	2018

Units, beginning of period	323,684	388,224	586,982	767,396	63,202	72,777
Units issued	5,648	1,780	21,160	14,538	122	-
Units redeemed	(24,255)	(66,320)	(82,921)	(194,952)	(12,287)	(9,575)
Units, end of period	305,077	323,684	525,221	586,982	51,037	63,202

See accompanying notes.

31 of 75

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY

			For the years ended December 31,
	Emerging Markets Value Trust Series II		Equity Income Trust Series I		Equity Income Trust Series II
	2019	2018	2019	2018	2019	2018
Income:

Dividend distributions received	$113,545	$107,008	$400,327	$410,531	$359,101	$314,015
Expenses:
Mortality and expense risk and
administrative charges	(55,494)	(68,422)	(284,240)	(328,523)	(293,983)	(308,200)
Net investment income (loss)	58,051	38,586	116,087	82,008	65,118	5,815
Realized gains (losses) on investments:

Capital gain distributions received	-	-	1,727,626	2,711,439	1,623,219	2,342,284
Net realized gain (loss)	(62,926)	(14,704)	(26,410)	274,904	(40,795)	451,351
Realized gains (losses)
	(62,926)	(14,704)	1,701,216	2,986,343	1,582,424	2,793,635
Unrealized appreciation (depreciation) during

the period	349,877	(758,369)	2,521,115	(5,429,936)	2,366,643	(4,874,294)
Net increase (decrease) in net assets from operations	345,002	(734,487)	4,338,418	(2,361,585)	4,014,185	(2,074,844)

Changes from principal transactions:
Purchase payments	13,755	92,659	113,539	42,776	47,577	133,030
Transfers between sub-accounts and the	(136,065)	(270,000)	(560,361)	(160,128)	2,447,509	(293,640)
company

Withdrawals	(208,846)	(510,805)	(1,823,186)	(2,317,231)	(1,336,845)	(2,582,940)
Annual contract fee	(17,595)	(20,981)	(7,357)	(9,460)	(53,797)	(57,566)
Net increase (decrease) in net assets from principal
	(348,751)	(709,127)	(2,277,365)	(2,444,043)	1,104,444	(2,801,116)
transactions

Total increase (decrease) in net assets	(3,749)	(1,443,614)	2,061,053	(4,805,628)	5,118,629	(4,875,960)
Net assets at beginning of period	3,967,164	5,410,778	19,228,030	24,033,658	16,695,582	21,571,542
Net assets at end of period	$3,963,415	$3,967,164	$21,289,083	$19,228,030	$21,814,211	$16,695,582

	2019	2018	2019	2018	2019	2018

Units, beginning of period	359,884	417,080	379,589	431,543	667,255	763,990
Units issued	15,579	40,582	31,171	3,289	113,358	19,414
Units redeemed	(45,936)	(97,778)	(65,865)	(55,243)	(80,293)	(116,149)
Units, end of period	329,527	359,884	344,895	379,589	700,320	667,255

See accompanying notes.

32 of 75

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY

			For the years ended December 31,
	Financial Industries Trust Series I		Financial Industries Trust Series II		Fundamental All Cap Core Trust Series II
	2019	2018	2019	2018	2019	2018
Income:

Dividend distributions received	$27,505	$6,425	$111,251	$45,242	$12,061	$10,696
Expenses:
Mortality and expense risk and
administrative charges	(10,101)	(9,763)	(45,498)	(57,720)	(76,827)	(83,216)
Net investment income (loss)	17,404	(3,338)	65,753	(12,478)	(64,766)	(72,520)
Realized gains (losses) on investments:

Capital gain distributions received	36,696	34,876	163,731	252,511	377,394	676,282
Net realized gain (loss)	8,263	5,920	17,278	116,841	338,277	410,087
Realized gains (losses)
	44,959	40,796	181,009	369,352	715,671	1,086,369
Unrealized appreciation (depreciation) during

the period	99,400	(149,079)	552,048	(850,804)	761,520	(1,740,005)
Net increase (decrease) in net assets from operations	161,763	(111,621)	798,810	(493,930)	1,412,425	(726,156)

Changes from principal transactions:
Purchase payments	2,300	3,666	14,628	20,075	14,296	19,967
Transfers between sub-accounts and the	17,791	107,381	(826,885)	302,996	(66,061)	23,147
company

Withdrawals	(45,260)	(72,972)	(108,436)	(134,506)	(467,055)	(599,896)
Annual contract fee	(280)	(397)	(7,978)	(8,803)	(20,266)	(21,382)
Net increase (decrease) in net assets from principal
	(25,449)	37,678	(928,671)	179,762	(539,086)	(578,164)
transactions

Total increase (decrease) in net assets	136,314	(73,943)	(129,861)	(314,168)	873,339	(1,304,320)
Net assets at beginning of period	554,249	628,192	3,058,700	3,372,868	4,276,961	5,581,281
Net assets at end of period	$690,563	$554,249	$2,928,839	$3,058,700	$5,150,300	$4,276,961

	2019	2018	2019	2018	2019	2018

Units, beginning of period	26,908	25,572	141,839	131,582	123,674	137,729
Units issued	900	8,773	3,237	67,157	1,533	4,033
Units redeemed	(1,905)	(7,437)	(39,860)	(56,900)	(14,177)	(18,088)
Units, end of period	25,903	26,908	105,216	141,839	111,030	123,674

See accompanying notes.

33 of 75

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY

			For the years ended December 31,
			Fundamental Large Cap Value Trust Series
	Fundamental Large Cap Value Trust Series I		II		Global Bond Trust Series I
	2019	2018	2019	2018	2019	2018
Income:

Dividend distributions received	$219,755	$228,312	$202,541	$207,001	$86,372	$39,217
Expenses:
Mortality and expense risk and
administrative charges	(280,247)	(313,584)	(336,926)	(373,860)	(19,174)	(20,997)
Net investment income (loss)	(60,492)	(85,272)	(134,385)	(166,859)	67,198	18,220
Realized gains (losses) on investments:

Capital gain distributions received	308,909	-	337,109	-	-	-
Net realized gain (loss)	450,508	495,776	702,105	738,592	(809)	7,116
Realized gains (losses)
	759,417	495,776	1,039,214	738,592	(809)	7,116
Unrealized appreciation (depreciation) during

the period	4,769,097	(4,242,800)	5,212,450	(4,898,028)	(2,171)	(73,230)
Net increase (decrease) in net assets from operations	5,468,022	(3,832,296)	6,117,279	(4,326,295)	64,218	(47,894)

Changes from principal transactions:
Purchase payments	123,287	103,561	40,991	98,647	170	1,680
Transfers between sub-accounts and the	(492,793)	(341,320)	(1,176,178)	(31,226)	(1,064)	73,060
company

Withdrawals	(1,857,373)	(2,204,438)	(2,063,783)	(2,461,194)	(87,490)	(210,078)
Annual contract fee	(9,258)	(10,590)	(80,863)	(86,246)	(753)	(789)
Net increase (decrease) in net assets from principal
	(2,236,137)	(2,452,787)	(3,279,833)	(2,480,019)	(89,137)	(136,127)
transactions

Total increase (decrease) in net assets	3,231,885	(6,285,083)	2,837,446	(6,806,314)	(24,919)	(184,021)
Net assets at beginning of period	16,974,243	23,259,326	19,509,572	26,315,886	1,355,670	1,539,691
Net assets at end of period	$20,206,128	$16,974,243	$22,347,018	$19,509,572	$1,330,751	$1,355,670

	2019	2018	2019	2018	2019	2018

Units, beginning of period	706,960	792,739	886,765	974,975	38,734	42,559
Units issued	10,385	9,740	12,156	49,734	1,422	3,416
Units redeemed	(88,211)	(95,519)	(141,759)	(137,944)	(4,444)	(7,241)
Units, end of period	629,134	706,960	757,162	886,765	35,712	38,734

See accompanying notes.

34 of 75

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY

			For the years ended December 31,
	Global Bond Trust Series II		Global Trust Series I		Global Trust Series II
	2019	2018	2019	2018	2019	2018
Income:

Dividend distributions received	$403,442	$203,132	$117,915	$118,166	$95,069	$92,984
Expenses:
Mortality and expense risk and
administrative charges	(102,601)	(120,671)	(79,084)	(95,952)	(74,279)	(92,389)
Net investment income (loss)	300,841	82,461	38,831	22,214	20,790	595
Realized gains (losses) on investments:

Capital gain distributions received	-	-	200,172	-	175,490	-
Net realized gain (loss)	(39,564)	(60,085)	112,505	239,524	44,767	114,378
Realized gains (losses)
	(39,564)	(60,085)	312,677	239,524	220,257	114,378
Unrealized appreciation (depreciation) during

the period	24,880	(296,045)	402,761	(1,306,316)	409,661	(1,048,364)
Net increase (decrease) in net assets from operations	286,157	(273,669)	754,269	(1,044,578)	650,708	(933,391)

Changes from principal transactions:
Purchase payments	2,736	6,684	9,755	15,140	3,517	126,372
Transfers between sub-accounts and the	189,273	(237,414)	(283,192)	(29,448)	(248,657)	(146,737)
company

Withdrawals	(718,481)	(963,927)	(449,196)	(536,526)	(381,970)	(660,214)
Annual contract fee	(21,398)	(24,698)	(2,930)	(3,611)	(17,316)	(22,777)
Net increase (decrease) in net assets from principal
	(547,870)	(1,219,355)	(725,563)	(554,445)	(644,426)	(703,356)
transactions

Total increase (decrease) in net assets	(261,713)	(1,493,024)	28,706	(1,599,023)	6,282	(1,636,747)
Net assets at beginning of period	6,767,444	8,260,468	5,576,614	7,175,637	4,874,462	6,511,209
Net assets at end of period	$6,505,731	$6,767,444	$5,605,320	$5,576,614	$4,880,744	$4,874,462

	2019	2018	2019	2018	2019	2018

Units, beginning of period	346,184	410,719	157,950	173,266	250,452	280,974
Units issued	38,689	29,482	1,362	2,905	6,079	13,482
Units redeemed	(64,349)	(94,017)	(20,925)	(18,221)	(35,965)	(44,004)
Units, end of period	320,524	346,184	138,387	157,950	220,566	250,452

See accompanying notes.

35 of 75

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY

					For the years ended December 31,
		Health Sciences Trust Series I			Health Sciences Trust Series II		High Yield Trust Series I
		2019	2018		2019	2018	2019	2018
Income:

Dividend distributions received	$	- $	-	$	- $	-	$75,937	$92,103
Expenses:
Mortality and expense risk and
administrative charges		(47,405)	(57,148)		(158,766)	(175,596)	(20,818)	(22,808)
Net investment income (loss)		(47,405)	(57,148)		(158,766)	(175,596)	55,119	69,295
Realized gains (losses) on investments:

Capital gain distributions received		229,171	346,250		810,954	1,164,968	-	-
Net realized gain (loss)		(120,271)	175,240		(782,574)	(266,321)	(51,405)	(27,856)
Realized gains (losses)
		108,900	521,490		28,380	898,647	(51,405)	(27,856)
Unrealized appreciation (depreciation) during

the period		643,094	(413,815)		2,522,361	(771,676)	187,172	(108,585)
Net increase (decrease) in net assets from operations		704,589	50,527		2,391,975	(48,625)	190,886	(67,146)

Changes from principal transactions:
Purchase payments		-	-		14,392	62,660	60	360
Transfers between sub-accounts and the		12,613	(495,407)		(1,028,305)	(723,586)	(101,700)	7,253
company

Withdrawals		(334,834)	(357,133)		(968,386)	(610,155)	(118,390)	(166,367)
Annual contract fee		(1,848)	(2,606)		(31,805)	(33,876)	(2,745)	(3,206)
Net increase (decrease) in net assets from principal
		(324,069)	(855,146)		(2,014,104)	(1,304,957)	(222,775)	(161,960)
transactions

Total increase (decrease) in net assets		380,520	(804,619)		377,871	(1,353,582)	(31,889)	(229,106)
Net assets at beginning of period		2,824,054	3,628,673		10,076,564	11,430,146	1,433,635	1,662,741
Net assets at end of period		$3,204,574	$2,824,054		$10,454,435	$10,076,564	$1,401,746	$1,433,635

		2019	2018		2019	2018	2019	2018

Units, beginning of period		41,727	53,306		148,148	165,416	65,663	73,262
Units issued		854	898		1,577	8,548	2,540	1,000
Units redeemed		(5,322)	(12,477)		(27,425)	(25,816)	(11,298)	(8,599)
Units, end of period		37,259	41,727		122,300	148,148	56,905	65,663

See accompanying notes.

36 of 75

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY

			For the years ended December 31,
	High Yield Trust Series II		International Equity Index Series I		International Equity Index Series II
	2019	2018	2019	2018	2019	2018
Income:

Dividend distributions received	$240,808	$310,195	$15,013	$17,252	$71,839	$57,866
Expenses:
Mortality and expense risk and
administrative charges	(76,275)	(87,519)	(8,688)	(10,804)	(40,671)	(43,682)
Net investment income (loss)	164,533	222,676	6,325	6,448	31,168	14,184
Realized gains (losses) on investments:

Capital gain distributions received	-	-	-	254	-	948
Net realized gain (loss)	(150,863)	(174,104)	7,815	11,707	67,804	95,745
Realized gains (losses)
	(150,863)	(174,104)	7,815	11,961	67,804	96,693
Unrealized appreciation (depreciation) during

the period	614,959	(300,908)	88,573	(134,580)	387,668	(560,934)
Net increase (decrease) in net assets from operations	628,629	(252,336)	102,713	(116,171)	486,640	(450,057)

Changes from principal transactions:
Purchase payments	3,134	4,841	240	240	1,419	34,287
Transfers between sub-accounts and the	143,773	(139,583)	121,361	(87,383)	1,704,379	(32,179)
company

Withdrawals	(777,440)	(827,613)	(116,232)	(20,327)	(386,868)	(338,195)
Annual contract fee	(14,607)	(18,107)	(251)	(274)	(7,325)	(8,171)
Net increase (decrease) in net assets from principal
	(645,140)	(980,462)	5,118	(107,744)	1,311,605	(344,258)
transactions

Total increase (decrease) in net assets	(16,511)	(1,232,798)	107,831	(223,915)	1,798,245	(794,315)
Net assets at beginning of period	4,869,643	6,102,441	569,615	793,530	2,346,257	3,140,572
Net assets at end of period	$4,853,132	$4,869,643	$677,446	$569,615	$4,144,502	$2,346,257

	2019	2018	2019	2018	2019	2018

Units, beginning of period	210,633	251,195	40,039	47,202	168,258	190,006
Units issued	28,001	27,511	14,800	250	107,858	18,740
Units redeemed	(52,842)	(68,073)	(14,950)	(7,413)	(27,410)	(40,488)
Units, end of period	185,792	210,633	39,889	40,039	248,706	168,258

See accompanying notes.

37 of 75

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY

			For the years ended December 31,
	International Equity Index Series NAV		International Small Company Trust Series I		International Small Company Trust Series II
	2019	2018	2019	2018	2019	2018
Income:

Dividend distributions received	$23,170	$26,622	$27,722	$19,615	$46,547	$38,319
Expenses:
Mortality and expense risk and
administrative charges	(15,184)	(18,600)	(18,717)	(22,905)	(40,177)	(50,228)
Net investment income (loss)	7,986	8,022	9,005	(3,290)	6,370	(11,909)
Realized gains (losses) on investments:

Capital gain distributions received	-	391	52,413	-	106,124	-
Net realized gain (loss)	41,476	27,415	35,496	54,531	115,019	178,634
Realized gains (losses)
	41,476	27,806	87,909	54,531	221,143	178,634
Unrealized appreciation (depreciation) during

the period	125,454	(217,106)	148,060	(394,566)	276,721	(872,063)
Net increase (decrease) in net assets from operations	174,916	(181,278)	244,974	(343,325)	504,234	(705,338)

Changes from principal transactions:
Purchase payments	-	-	19,381	547	649	32,982
Transfers between sub-accounts and the	26,552	4,084	(39,608)	(12,169)	(12,906)	(201,441)
company

Withdrawals	(103,085)	(97,753)	(137,122)	(107,083)	(295,201)	(182,033)
Annual contract fee	(4,459)	(5,757)	(746)	(879)	(8,499)	(9,858)
Net increase (decrease) in net assets from principal
	(80,992)	(99,426)	(158,095)	(119,584)	(315,957)	(360,350)
transactions

Total increase (decrease) in net assets	93,924	(280,704)	86,879	(462,909)	188,277	(1,065,688)
Net assets at beginning of period	962,817	1,243,521	1,264,234	1,727,143	2,596,885	3,662,573
Net assets at end of period	$1,056,741	$962,817	$1,351,113	$1,264,234	$2,785,162	$2,596,885

	2019	2018	2019	2018	2019	2018

Units, beginning of period	85,211	92,955	70,451	75,804	148,774	165,406
Units issued	11,312	1,894	1,795	1,285	3,456	7,976
Units redeemed	(18,187)	(9,638)	(9,976)	(6,638)	(19,958)	(24,608)
Units, end of period	78,336	85,211	62,270	70,451	132,272	148,774

See accompanying notes.

38 of 75

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY

			For the years ended December 31,
	International Value Trust Series I		International Value Trust Series II		Investment Quality Bond Trust Series I
	2019	2018	2019	2018	2019	2018
Income:

Dividend distributions received	$99,014	$105,980	$145,386	$152,183	$61,148	$72,846
Expenses:
Mortality and expense risk and
administrative charges	(53,436)	(67,864)	(89,501)	(108,774)	(35,331)	(38,618)
Net investment income (loss)	45,578	38,116	55,885	43,409	25,817	34,228
Realized gains (losses) on investments:

Capital gain distributions received	-	-	-	-	-	18,695
Net realized gain (loss)	89,265	301,881	120,000	286,160	(16,505)	(23,459)
Realized gains (losses)
	89,265	301,881	120,000	286,160	(16,505)	(4,764)
Unrealized appreciation (depreciation) during

the period	224,897	(1,075,302)	387,692	(1,474,494)	179,087	(93,115)
Net increase (decrease) in net assets from operations	359,740	(735,305)	563,577	(1,144,925)	188,399	(63,651)

Changes from principal transactions:
Purchase payments	3,690	8,974	16,920	47,884	10,155	493
Transfers between sub-accounts and the	4,798	(112,713)	23,942	(180,400)	79,538	(25,358)
company

Withdrawals	(355,033)	(701,441)	(585,805)	(851,228)	(407,434)	(219,042)
Annual contract fee	(1,558)	(1,924)	(17,613)	(21,643)	(2,731)	(3,208)
Net increase (decrease) in net assets from principal
	(348,103)	(807,104)	(562,556)	(1,005,387)	(320,472)	(247,115)
transactions

Total increase (decrease) in net assets	11,637	(1,542,409)	1,021	(2,150,312)	(132,073)	(310,766)
Net assets at beginning of period	3,629,382	5,171,791	5,777,874	7,928,186	2,557,688	2,868,454
Net assets at end of period	$3,641,019	$3,629,382	$5,778,895	$5,777,874	$2,425,615	$2,557,688

	2019	2018	2019	2018	2019	2018

Units, beginning of period	195,825	234,196	287,468	329,320	91,704	99,178
Units issued	6,726	2,296	15,989	16,693	3,514	2,892
Units redeemed	(25,354)	(40,667)	(42,587)	(58,545)	(14,951)	(10,366)
Units, end of period	177,197	195,825	260,870	287,468	80,267	91,704

See accompanying notes.

39 of 75

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY

			For the years ended December 31,
	Investment Quality Bond Trust Series II		Lifestyle Aggressive Portfolio Series I		Lifestyle Aggressive Portfolio Series II
	2019	2018	2019	2018	2019	2018
Income:

Dividend distributions received	$304,058	$353,848	$16,615	$20,131	$140,823	$198,032
Expenses:
Mortality and expense risk and
administrative charges	(205,533)	(219,004)	(16,928)	(18,725)	(173,921)	(206,060)
Net investment income (loss)	98,525	134,844	(313)	1,406	(33,098)	(8,028)
Realized gains (losses) on investments:

Capital gain distributions received	-	97,270	64,142	27,536	655,153	319,353
Net realized gain (loss)	(126,541)	(218,702)	26,938	37,374	571,453	270,441
Realized gains (losses)
	(126,541)	(121,432)	91,080	64,910	1,226,606	589,794
Unrealized appreciation (depreciation) during

the period	982,838	(376,951)	157,675	(185,566)	1,464,546	(1,949,748)
Net increase (decrease) in net assets from operations	954,822	(363,539)	248,442	(119,250)	2,658,054	(1,367,982)

Changes from principal transactions:
Purchase payments	18,545	10,413	3,790	4,655	61,040	66,388
Transfers between sub-accounts and the	1,530,415	(361,176)	(18,999)	1,162	(808,502)	(188,749)
company

Withdrawals	(1,602,630)	(1,151,691)	(137,622)	(177,045)	(2,484,439)	(834,795)
Annual contract fee	(46,117)	(49,024)	(847)	(886)	(46,640)	(62,283)
Net increase (decrease) in net assets from principal
	(99,787)	(1,551,478)	(153,678)	(172,114)	(3,278,541)	(1,019,439)
transactions

Total increase (decrease) in net assets	855,035	(1,915,017)	94,764	(291,364)	(620,487)	(2,387,421)
Net assets at beginning of period	12,991,998	14,907,015	1,056,779	1,348,143	11,794,181	14,181,602
Net assets at end of period	$13,847,033	$12,991,998	$1,151,543	$1,056,779	$11,173,694	$11,794,181

	2019	2018	2019	2018	2019	2018

Units, beginning of period	707,917	790,773	70,589	80,838	795,105	856,462
Units issued	94,638	51,789	1,151	1,524	8,666	23,905
Units redeemed	(101,424)	(134,645)	(10,278)	(11,773)	(200,669)	(85,262)
Units, end of period	701,131	707,917	61,462	70,589	603,102	795,105

See accompanying notes.

40 of 75

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY

			For the years ended December 31,
	Lifestyle Balanced Portfolio Series I		Lifestyle Balanced Portfolio Series II		Lifestyle Conservative Portfolio Series I
	2019	2018	2019	2018	2019	2018
Income:

Dividend distributions received	$148,860	$188,165	$5,218,906	$6,849,823	$51,767	$62,904
Expenses:
Mortality and expense risk and
administrative charges	(104,808)	(120,571)	(4,459,450)	(4,918,139)	(37,213)	(42,969)
Net investment income (loss)	44,052	67,594	759,456	1,931,684	14,554	19,935
Realized gains (losses) on investments:

Capital gain distributions received	226,513	136,393	8,992,459	5,041,573	46,243	25,011
Net realized gain (loss)	53,974	87,771	2,921,185	2,956,500	3,409	(5,809)
Realized gains (losses)
	280,487	224,164	11,913,644	7,998,073	49,652	19,202
Unrealized appreciation (depreciation) during

the period	842,096	(766,867)	32,949,530	(29,537,543)	189,235	(135,179)
Net increase (decrease) in net assets from operations	1,166,635	(475,109)	45,622,630	(19,607,786)	253,441	(96,042)

Changes from principal transactions:
Purchase payments	2,400	2,765	344,620	2,887,102	1,212	901
Transfers between sub-accounts and the	(22,204)	(210,006)	(772,047)	(4,330,367)	(1,570)	(119,073)
company

Withdrawals	(857,223)	(1,233,964)	(39,103,052)	(41,059,196)	(289,274)	(687,294)
Annual contract fee	(24,122)	(27,372)	(1,775,328)	(1,972,985)	(2,733)	(4,830)
Net increase (decrease) in net assets from principal
	(901,149)	(1,468,577)	(41,305,807)	(44,475,446)	(292,365)	(810,296)
transactions

Total increase (decrease) in net assets	265,486	(1,943,686)	4,316,823	(64,083,232)	(38,924)	(906,338)
Net assets at beginning of period	7,615,236	9,558,922	302,681,008	366,764,240	2,460,223	3,366,561
Net assets at end of period	$7,880,722	$7,615,236	$306,997,831	$302,681,008	$2,421,299	$2,460,223

	2019	2018	2019	2018	2019	2018

Units, beginning of period	533,629	632,021	20,726,725	23,592,737	178,239	236,673
Units issued	300	15,873	240,811	558,840	1,286	680
Units redeemed	(58,756)	(114,265)	(2,832,446)	(3,424,852)	(20,512)	(59,114)
Units, end of period	475,173	533,629	18,135,090	20,726,725	159,013	178,239

See accompanying notes.

41 of 75

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY

			For the years ended December 31,
	Lifestyle Conservative Portfolio Series II		Lifestyle Growth Portfolio Series I		Lifestyle Growth Portfolio Series II
	2019	2018	2019	2018	2019	2018
Income:

Dividend distributions received	$1,150,137	$1,389,955	$173,910	$206,064	$10,017,435	$13,093,738
Expenses:
Mortality and expense risk and
administrative charges	(865,478)	(935,660)	(134,182)	(136,530)	(9,236,817)	(10,275,108)
Net investment income (loss)	284,659	454,295	39,728	69,534	780,618	2,818,630
Realized gains (losses) on investments:

Capital gain distributions received	1,129,818	597,991	438,475	118,837	29,059,521	8,672,609
Net realized gain (loss)	68,236	(176,880)	118,590	135,143	10,937,569	13,156,357
Realized gains (losses)
	1,198,054	421,111	557,065	253,980	39,997,090	21,828,966
Unrealized appreciation (depreciation) during

the period	4,557,410	(3,221,519)	1,120,232	(1,027,222)	72,982,687	(76,149,773)
Net increase (decrease) in net assets from operations	6,040,123	(2,346,113)	1,717,025	(703,708)	113,760,395	(51,502,177)

Changes from principal transactions:
Purchase payments	158,729	287,659	13,140	23,963	700,788	3,316,170
Transfers between sub-accounts and the	2,410,485	543,045	248,888	489,085	(8,689,202)	(2,496,401)
company

Withdrawals	(8,118,436)	(8,690,570)	(810,825)	(813,176)	(75,361,484)	(92,772,040)
Annual contract fee	(408,967)	(438,081)	(27,788)	(25,164)	(4,009,424)	(4,316,656)
Net increase (decrease) in net assets from principal
	(5,958,189)	(8,297,947)	(576,585)	(325,292)	(87,359,322)	(96,268,927)
transactions

Total increase (decrease) in net assets	81,934	(10,644,060)	1,140,440	(1,029,000)	26,401,073	(147,771,104)
Net assets at beginning of period	59,061,906	69,705,966	8,814,795	9,843,795	615,237,129	763,008,233
Net assets at end of period	$59,143,840	$59,061,906	$9,955,235	$8,814,795	$641,638,202	$615,237,129

	2019	2018	2019	2018	2019	2018

Units, beginning of period	4,327,127	4,914,979	599,540	620,279	40,407,740	46,204,063
Units issued	243,018	398,670	21,629	42,389	377,327	1,312,064
Units redeemed	(654,148)	(986,522)	(56,466)	(63,128)	(5,569,107)	(7,108,387)
Units, end of period	3,915,997	4,327,127	564,703	599,540	35,215,960	40,407,740

See accompanying notes.

42 of 75

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY

			For the years ended December 31,
	Lifestyle Growth Portfolio Series NAV		Lifestyle Moderate Portfolio Series I		Lifestyle Moderate Portfolio Series II
	2019	2018	2019	2018	2019	2018
Income:

Dividend distributions received	$4,724	$5,378	$52,197	$65,921	$1,739,164	$2,273,276
Expenses:
Mortality and expense risk and
administrative charges	(3,539)	(3,485)	(37,952)	(43,931)	(1,436,563)	(1,617,561)
Net investment income (loss)	1,185	1,893	14,245	21,990	302,601	655,715
Realized gains (losses) on investments:

Capital gain distributions received	11,338	3,046	62,507	44,254	2,357,959	1,546,746
Net realized gain (loss)	34	60	8,233	3,233	473,962	558,456
Realized gains (losses)
	11,372	3,106	70,740	47,487	2,831,921	2,105,202
Unrealized appreciation (depreciation) during

the period	31,495	(22,960)	269,230	(218,461)	9,881,164	(8,362,569)
Net increase (decrease) in net assets from operations	44,052	(17,961)	354,215	(148,984)	13,015,686	(5,601,652)

Changes from principal transactions:
Purchase payments	-	-	-	-	47,045	176,668
Transfers between sub-accounts and the	-	-	875	271,584	1,720,667	(1,447,743)
company

Withdrawals	(5,579)	(5,579)	(296,877)	(495,116)	(13,834,988)	(16,027,856)
Annual contract fee	-	-	(5,824)	(5,763)	(620,938)	(692,786)
Net increase (decrease) in net assets from principal
	(5,579)	(5,579)	(301,826)	(229,295)	(12,688,214)	(17,991,717)
transactions

Total increase (decrease) in net assets	38,473	(23,540)	52,389	(378,279)	327,472	(23,593,369)
Net assets at beginning of period	224,727	248,267	2,620,173	2,998,452	98,357,814	121,951,183
Net assets at end of period	$263,200	$224,727	$2,672,562	$2,620,173	$98,685,286	$98,357,814

	2019	2018	2019	2018	2019	2018

Units, beginning of period	18,981	19,417	187,634	204,193	6,880,869	8,071,177
Units issued	-	-	27	20,221	223,818	250,018
Units redeemed	(424)	(436)	(20,361)	(36,780)	(1,055,311)	(1,440,326)
Units, end of period	18,557	18,981	167,300	187,634	6,049,376	6,880,869

See accompanying notes.

43 of 75

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY

			For the years ended December 31,
	Managed Volatility Aggressive Portfolio		Managed Volatility Aggressive Portfolio		Managed Volatility Balanced Portfolio
	Series I		Series II		Series I
	2019	2018	2019	2018	2019	2018
Income:

Dividend distributions received	$7,277	$11,043	$43,460	$77,119	$136,547	$158,622
Expenses:
Mortality and expense risk and
administrative charges	(7,768)	(8,222)	(56,236)	(74,277)	(97,675)	(107,465)
Net investment income (loss)	(491)	2,821	(12,776)	2,842	38,872	51,157
Realized gains (losses) on investments:

Capital gain distributions received	52,664	36,003	376,709	316,090	303,330	475,723
Net realized gain (loss)	4,176	17,747	96,422	378,535	(11,831)	97,576
Realized gains (losses)
	56,840	53,750	473,131	694,625	291,499	573,299
Unrealized appreciation (depreciation) during

the period	35,505	(110,164)	211,467	(1,159,064)	685,738	(1,047,376)
Net increase (decrease) in net assets from operations	91,854	(53,593)	671,822	(461,597)	1,016,109	(422,920)

Changes from principal transactions:
Purchase payments	-	4,736	3,000	9,500	12,000	55,030
Transfers between sub-accounts and the	-	2	(256,711)	(812,927)	40,408	(62,652)
company

Withdrawals	(4,878)	(37,620)	(139,918)	(588,971)	(303,792)	(1,250,901)
Annual contract fee	(407)	(440)	(19,851)	(24,767)	(14,742)	(14,719)
Net increase (decrease) in net assets from principal
	(5,285)	(33,322)	(413,480)	(1,417,165)	(266,126)	(1,273,242)
transactions

Total increase (decrease) in net assets	86,569	(86,915)	258,342	(1,878,762)	749,983	(1,696,162)
Net assets at beginning of period	485,592	572,507	3,757,151	5,635,913	6,384,522	8,080,684
Net assets at end of period	$572,161	$485,592	$4,015,493	$3,757,151	$7,134,505	$6,384,522

	2019	2018	2019	2018	2019	2018

Units, beginning of period	21,416	22,898	162,938	219,769	265,503	317,522
Units issued	-	127	1,054	701	1,811	3,677
Units redeemed	(209)	(1,609)	(17,103)	(57,532)	(12,680)	(55,696)
Units, end of period	21,207	21,416	146,889	162,938	254,634	265,503

See accompanying notes.

44 of 75

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY

			For the years ended December 31,
	Managed Volatility Balanced Portfolio		Managed Volatility Conservative Portfolio		Managed Volatility Conservative Portfolio
	Series II		Series I		Series II
	2019	2018	2019	2018	2019	2018
Income:

Dividend distributions received	$3,451,900	$4,503,402	$38,953	$41,505	$935,255	$1,096,992
Expenses:
Mortality and expense risk and
administrative charges	(2,891,163)	(3,297,028)	(24,918)	(25,633)	(629,804)	(719,078)
Net investment income (loss)	560,737	1,206,374	14,035	15,872	305,451	377,914
Realized gains (losses) on investments:

Capital gain distributions received	8,828,615	14,965,694	-	48,992	-	1,394,009
Net realized gain (loss)	744,959	2,377,294	(14,648)	(44,376)	(946,227)	(1,681,794)
Realized gains (losses)
	9,573,574	17,342,988	(14,648)	4,616	(946,227)	(287,785)
Unrealized appreciation (depreciation) during

the period	19,455,226	(32,329,403)	181,495	(82,050)	5,337,392	(1,949,544)
Net increase (decrease) in net assets from operations	29,589,537	(13,780,041)	180,882	(61,562)	4,696,616	(1,859,415)

Changes from principal transactions:
Purchase payments	140,994	95,189	-	-	5,195	114,201
Transfers between sub-accounts and the	(1,573,903)	(5,175,910)	141,706	42	1,147,629	(664,487)
company

Withdrawals	(25,982,935)	(24,398,860)	(186,033)	(275,640)	(5,568,563)	(8,289,607)
Annual contract fee	(1,155,960)	(1,292,871)	(380)	(650)	(281,858)	(321,682)
Net increase (decrease) in net assets from principal
	(28,571,804)	(30,772,452)	(44,707)	(276,248)	(4,697,597)	(9,161,575)
transactions

Total increase (decrease) in net assets	1,017,733	(44,552,493)	136,175	(337,810)	(981)	(11,020,990)
Net assets at beginning of period	197,037,609	241,590,102	1,532,269	1,870,079	43,187,314	54,208,304
Net assets at end of period	$198,055,342	$197,037,609	$1,668,444	$1,532,269	$43,186,333	$43,187,314

	2019	2018	2019	2018	2019	2018

Units, beginning of period	10,029,203	11,513,102	57,872	67,411	2,409,569	2,898,349
Units issued	66,433	238,483	6,429	59	100,338	93,651
Units redeemed	(1,435,059)	(1,722,382)	(9,279)	(9,598)	(344,602)	(582,431)
Units, end of period	8,660,577	10,029,203	55,022	57,872	2,165,305	2,409,569

See accompanying notes.

45 of 75

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY

			For the years ended December 31,
			Managed Volatility Growth Portfolio Series		Managed Volatility Moderate Portfolio
	Managed Volatility Growth Portfolio Series I		II		Series I
	2019	2018	2019	2018	2019	2018
Income:

Dividend distributions received	$69,453	$88,712	$3,293,399	$4,624,104	$56,423	$74,497
Expenses:
Mortality and expense risk and
administrative charges	(55,717)	(60,756)	(3,242,577)	(3,737,715)	(41,389)	(51,156)
Net investment income (loss)	13,736	27,956	50,822	886,389	15,034	23,341
Realized gains (losses) on investments:

Capital gain distributions received	290,884	356,538	16,051,587	20,633,741	99,388	201,693
Net realized gain (loss)	44,206	107,334	3,777,250	7,693,636	(48,390)	(51,613)
Realized gains (losses)
	335,090	463,872	19,828,837	28,327,377	50,998	150,080
Unrealized appreciation (depreciation) during

the period	309,022	(820,167)	15,843,700	(48,336,259)	317,745	(344,877)
Net increase (decrease) in net assets from operations	657,848	(328,339)	35,723,359	(19,122,493)	383,777	(171,456)

Changes from principal transactions:
Purchase payments	-	4,826	169,718	207,179	-	1,000
Transfers between sub-accounts and the	(16,088)	(3,745)	(2,190,276)	(1,460,398)	(144,649)	15,899
company

Withdrawals	(230,353)	(407,496)	(27,557,862)	(32,147,424)	(347,477)	(878,213)
Annual contract fee	(9,035)	(8,887)	(1,418,729)	(1,568,926)	(1,550)	(1,830)
Net increase (decrease) in net assets from principal
	(255,476)	(415,302)	(30,997,149)	(34,969,569)	(493,676)	(863,144)
transactions

Total increase (decrease) in net assets	402,372	(743,641)	4,726,210	(54,092,062)	(109,899)	(1,034,600)
Net assets at beginning of period	3,775,106	4,518,747	216,438,685	270,530,747	2,866,789	3,901,389
Net assets at end of period	$4,177,478	$3,775,106	$221,164,895	$216,438,685	$2,756,890	$2,866,789

	2019	2018	2019	2018	2019	2018

Units, beginning of period	164,656	179,736	10,850,995	12,506,589	107,175	138,346
Units issued	444	175	83,054	393,135	1,258	3,557
Units redeemed	(11,519)	(15,255)	(1,543,004)	(2,048,729)	(17,508)	(34,728)
Units, end of period	153,581	164,656	9,391,045	10,850,995	90,925	107,175

See accompanying notes.

46 of 75

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY

			For the years ended December 31,
	Managed Volatility Moderate Portfolio
	Series II		Mid Cap Index Trust Series I		Mid Cap Index Trust Series II
	2019	2018	2019	2018	2019	2018
Income:

Dividend distributions received	$1,395,255	$1,815,229	$49,414	$55,863	$87,921	$92,332
Expenses:
Mortality and expense risk and
administrative charges	(1,071,149)	(1,209,245)	(65,740)	(75,987)	(148,479)	(165,281)
Net investment income (loss)	324,106	605,984	(16,326)	(20,124)	(60,558)	(72,949)
Realized gains (losses) on investments:

Capital gain distributions received	2,770,111	5,119,300	359,767	342,227	777,055	691,062
Net realized gain (loss)	(1,471,756)	(600,708)	(10,560)	35,068	83,851	365,012
Realized gains (losses)
	1,298,355	4,518,592	349,207	377,295	860,906	1,056,074
Unrealized appreciation (depreciation) during

the period	8,861,538	(9,580,611)	609,593	(980,360)	1,168,587	(2,237,844)
Net increase (decrease) in net assets from operations	10,483,999	(4,456,035)	942,474	(623,189)	1,968,935	(1,254,719)

Changes from principal transactions:
Purchase payments	18,593	18,095	3,558	3,527	16,516	66,842
Transfers between sub-accounts and the	687,648	(601,876)	(17,460)	(5,174)	(399,591)	(159,190)
company

Withdrawals	(11,827,228)	(10,366,248)	(605,097)	(432,706)	(453,321)	(1,365,991)
Annual contract fee	(460,338)	(501,298)	(1,393)	(1,592)	(31,774)	(36,263)
Net increase (decrease) in net assets from principal
	(11,581,325)	(11,451,327)	(620,392)	(435,945)	(868,170)	(1,494,602)
transactions

Total increase (decrease) in net assets	(1,097,326)	(15,907,362)	322,082	(1,059,134)	1,100,765	(2,749,321)
Net assets at beginning of period	75,443,857	91,351,219	4,203,635	5,262,769	8,678,680	11,428,001
Net assets at end of period	$74,346,531	$75,443,857	$4,525,717	$4,203,635	$9,779,445	$8,678,680

	2019	2018	2019	2018	2019	2018

Units, beginning of period	4,000,051	4,550,514	109,751	120,152	262,955	300,493
Units issued	116,857	127,405	1,756	1,997	866	5,210
Units redeemed	(698,934)	(677,868)	(16,188)	(12,398)	(23,504)	(42,748)
Units, end of period	3,417,974	4,000,051	95,319	109,751	240,317	262,955

See accompanying notes.

47 of 75

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY

					For the years ended December 31,
		Mid Cap Stock Trust Series I			Mid Cap Stock Trust Series II		Mid Value Trust Series I
		2019	2018		2019	2018	2019	2018
Income:

Dividend distributions received	$	- $	-	$	- $	-	$18,569	$19,166
Expenses:
Mortality and expense risk and
administrative charges		(100,892)	(103,087)		(176,567)	(181,904)	(28,119)	(42,972)
Net investment income (loss)		(100,892)	(103,087)		(176,567)	(181,904)	(9,550)	(23,806)
Realized gains (losses) on investments:

Capital gain distributions received		1,007,144	708,871		1,824,658	1,299,500	223,161	198,896
Net realized gain (loss)		148,555	334,722		47,117	430,748	(178,401)	72,980
Realized gains (losses)
		1,155,699	1,043,593		1,871,775	1,730,248	44,760	271,876
Unrealized appreciation (depreciation) during

the period		740,773	(1,070,625)		1,403,334	(1,769,657)	262,219	(509,922)
Net increase (decrease) in net assets from operations		1,795,580	(130,119)		3,098,542	(221,313)	297,429	(261,852)

Changes from principal transactions:
Purchase payments		1,695	1,717		15,042	36,298	240	240
Transfers between sub-accounts and the		(35,146)	(57,817)		(370,417)	(207,722)	(69,746)	(212,778)
company

Withdrawals		(853,911)	(593,982)		(1,171,460)	(1,687,480)	(521,208)	(748,468)
Annual contract fee		(4,155)	(4,814)		(34,912)	(35,343)	(1,120)	(1,905)
Net increase (decrease) in net assets from principal
		(891,517)	(654,896)		(1,561,747)	(1,894,247)	(591,834)	(962,911)
transactions

Total increase (decrease) in net assets		904,063	(785,015)		1,536,795	(2,115,560)	(294,405)	(1,224,763)
Net assets at beginning of period		5,763,487	6,548,502		9,877,534	11,993,094	1,951,535	3,176,298
Net assets at end of period		$6,667,550	$5,763,487		$11,414,329	$9,877,534	$1,657,130	$1,951,535

		2019	2018		2019	2018	2019	2018

Units, beginning of period		175,214	192,962		249,875	294,205	64,956	93,196
Units issued		5,638	2,888		10,552	11,454	1,242	1,637
Units redeemed		(28,194)	(20,636)		(42,152)	(55,784)	(19,308)	(29,877)
Units, end of period		152,658	175,214		218,275	249,875	46,890	64,956

See accompanying notes.

48 of 75

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY

			For the years ended December 31,
	Mid Value Trust Series II		Money Market Trust Series I		Money Market Trust Series II
	2019	2018	2019	2018	2019	2018
Income:

Dividend distributions received	$59,736	$43,476	$34,570	$32,213	$164,449	$150,043
Expenses:
Mortality and expense risk and
administrative charges	(103,860)	(121,397)	(26,774)	(31,865)	(142,234)	(174,124)
Net investment income (loss)	(44,124)	(77,921)	7,796	348	22,215	(24,081)
Realized gains (losses) on investments:

Capital gain distributions received	850,022	602,088	-	-	-	-
Net realized gain (loss)	(297,122)	47,203	-	-	-	-
Realized gains (losses)
	552,900	649,291	-	-	-	-
Unrealized appreciation (depreciation) during

the period	564,870	(1,471,251)	-	1	(1)	(1)
Net increase (decrease) in net assets from operations	1,073,646	(899,881)	7,796	349	22,214	(24,082)

Changes from principal transactions:
Purchase payments	33,897	24,339	-	-	-	-
Transfers between sub-accounts and the	92,649	(4,927)	30,904	25,596	(215,879)	(706,154)
company

Withdrawals	(675,525)	(1,219,367)	(245,871)	(270,225)	(976,394)	(1,720,282)
Annual contract fee	(21,456)	(24,084)	(3,322)	(3,644)	(76,611)	(87,073)
Net increase (decrease) in net assets from principal
	(570,435)	(1,224,039)	(218,289)	(248,273)	(1,268,884)	(2,513,509)
transactions

Total increase (decrease) in net assets	503,211	(2,123,920)	(210,493)	(247,924)	(1,246,670)	(2,537,591)
Net assets at beginning of period	6,497,216	8,621,136	1,934,255	2,182,179	10,258,386	12,795,977
Net assets at end of period	$7,000,427	$6,497,216	$1,723,762	$1,934,255	$9,011,716	$10,258,386

	2019	2018	2019	2018	2019	2018

Units, beginning of period	222,666	258,973	130,905	148,423	904,457	1,127,655
Units issued	8,400	7,712	1,610	7,910	5,077	1,851
Units redeemed	(26,599)	(44,019)	(16,039)	(25,428)	(118,475)	(225,049)
Units, end of period	204,467	222,666	116,476	130,905	791,059	904,457

See accompanying notes.

49 of 75

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY

			For the years ended December 31,
	Money-Market Trust Series NAV		Mutual Shares Trust Series I		PIMCO All Asset
	2019	2018	2019	2018	2019	2018
Income:

Dividend distributions received	$16,136	$14,654	$10,673	$8,107	$23,885	$34,793
Expenses:
Mortality and expense risk and
administrative charges	(12,943)	(14,861)	(5,531)	(6,080)	(14,221)	(20,587)
Net investment income (loss)	3,193	(207)	5,142	2,027	9,664	14,206
Realized gains (losses) on investments:

Capital gain distributions received	-	-	21,192	21,364	-	-
Net realized gain (loss)	-	-	(66,008)	(45,176)	(11,179)	(20,739)
Realized gains (losses)
	-	-	(44,816)	(23,812)	(11,179)	(20,739)
Unrealized appreciation (depreciation) during

the period	1	1	152,569	(35,795)	89,338	(82,279)
Net increase (decrease) in net assets from operations	3,194	(206)	112,895	(57,580)	87,823	(88,812)

Changes from principal transactions:
Purchase payments	-	-	-	-	-	-
Transfers between sub-accounts and the	14,162	(18,681)	(10,512)	26,299	(105,910)	(8,089)
company

Withdrawals	(241,358)	(98,201)	(89,548)	(46,909)	(41,039)	(378,610)
Annual contract fee	(3,023)	(4,156)	(4,109)	(4,985)	(3,330)	(3,407)
Net increase (decrease) in net assets from principal
	(230,219)	(121,038)	(104,169)	(25,595)	(150,279)	(390,106)
transactions

Total increase (decrease) in net assets	(227,025)	(121,244)	8,726	(83,175)	(62,456)	(478,918)
Net assets at beginning of period	902,231	1,023,475	557,324	640,499	979,702	1,458,620
Net assets at end of period	$675,206	$902,231	$566,050	$557,324	$917,246	$979,702

	2019	2018	2019	2018	2019	2018

Units, beginning of period	73,578	83,466	30,342	31,398	49,444	68,947
Units issued	1,130	660	-	1,719	507	6,331
Units redeemed	(19,753)	(10,548)	(5,125)	(2,775)	(7,929)	(25,834)
Units, end of period	54,955	73,578	25,217	30,342	42,022	49,444

See accompanying notes.

50 of 75

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY

			For the years ended December 31,
	Real Estate Securities Trust Series I		Real Estate Securities Trust Series II		Science & Technology Trust Series I
	2019	2018	2019	2018	2019	2018
Income:

Dividend distributions received	$36,411	$30,163	$107,856	$93,021	$8,770	$-
Expenses:
Mortality and expense risk and
administrative charges	(25,987)	(27,579)	(90,750)	(92,093)	(105,385)	(106,105)
Net investment income (loss)	10,424	2,584	17,106	928	(96,615)	(106,105)
Realized gains (losses) on investments:

Capital gain distributions received	13,850	-	44,605	-	1,254,945	995,025
Net realized gain (loss)	123,753	171,497	369,055	275,014	449,183	675,327
Realized gains (losses)
	137,603	171,497	413,660	275,014	1,704,128	1,670,352
Unrealized appreciation (depreciation) during

the period	260,883	(266,164)	907,144	(587,732)	528,602	(1,642,228)
Net increase (decrease) in net assets from operations	408,910	(92,083)	1,337,910	(311,790)	2,136,115	(77,981)

Changes from principal transactions:
Purchase payments	155	634	13,792	21,216	2,308	27,376
Transfers between sub-accounts and the	(13,545)	(17,691)	(128,116)	(319,134)	(206,497)	109,720
company

Withdrawals	(173,619)	(441,594)	(497,481)	(681,594)	(543,835)	(800,879)
Annual contract fee	(715)	(738)	(13,926)	(14,108)	(3,996)	(4,371)
Net increase (decrease) in net assets from principal
	(187,724)	(459,389)	(625,731)	(993,620)	(752,020)	(668,154)
transactions

Total increase (decrease) in net assets	221,186	(551,472)	712,179	(1,305,410)	1,384,095	(746,135)
Net assets at beginning of period	1,524,090	2,075,562	5,149,435	6,454,845	6,136,691	6,882,826
Net assets at end of period	$1,745,276	$1,524,090	$5,861,614	$5,149,435	$7,520,786	$6,136,691

	2019	2018	2019	2018	2019	2018

Units, beginning of period	29,491	38,283	134,312	158,813	192,652	204,636
Units issued	904	605	6,944	2,412	1,900	16,379
Units redeemed	(3,965)	(9,397)	(21,009)	(26,913)	(19,334)	(28,363)
Units, end of period	26,430	29,491	120,247	134,312	175,218	192,652

See accompanying notes.

51 of 75

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY

				For the years ended December 31,
		Science & Technology Trust Series II		Select Bond Trust Series I		Select Bond Trust Series II
		2019	2018	2019	2018	2019	2018
Income:

Dividend distributions received	$	- $	-	$18,104	$21,189	$1,267,463	$1,512,589
Expenses:
Mortality and expense risk and
administrative charges		(127,095)	(135,418)	(6,973)	(7,499)	(822,350)	(911,863)
Net investment income (loss)		(127,095)	(135,418)	11,131	13,690	445,113	600,726
Realized gains (losses) on investments:

Capital gain distributions received		1,551,936	1,333,846	-	-	-	-
Net realized gain (loss)		(45,773)	717,038	(877)	(5,720)	(32,043)	(787,004)
Realized gains (losses)
		1,506,163	2,050,884	(877)	(5,720)	(32,043)	(787,004)
Unrealized appreciation (depreciation) during

the period		1,043,602	(2,017,428)	44,780	(19,282)	3,285,261	(1,144,521)
Net increase (decrease) in net assets from operations		2,422,670	(101,962)	55,034	(11,312)	3,698,331	(1,330,799)

Changes from principal transactions:
Purchase payments		9,305	45,806	-	-	20,075	118,776
Transfers between sub-accounts and the		320,674	(549,472)	54,965	(15,421)	(84,775)	4,699,380
company

Withdrawals		(846,530)	(1,003,615)	(96,924)	(40,906)	(6,787,740)	(8,447,146)
Annual contract fee		(27,935)	(28,798)	(4,651)	(5,629)	(253,881)	(277,161)
Net increase (decrease) in net assets from principal
		(544,486)	(1,536,079)	(46,610)	(61,956)	(7,106,321)	(3,906,151)
transactions

Total increase (decrease) in net assets		1,878,184	(1,638,041)	8,424	(73,268)	(3,407,990)	(5,236,950)
Net assets at beginning of period		6,952,880	8,590,921	716,342	789,610	57,517,210	62,754,160
Net assets at end of period		$8,831,064	$6,952,880	$724,766	$716,342	$54,109,220	$57,517,210

		2019	2018	2019	2018	2019	2018

Units, beginning of period		172,255	206,492	51,702	56,158	4,423,690	4,728,473
Units issued		39,809	33,330	4,119	2,569	538,365	930,272
Units redeemed		(49,828)	(67,567)	(7,408)	(7,025)	(1,068,906)	(1,235,055)
Units, end of period		162,236	172,255	48,413	51,702	3,893,149	4,423,690

See accompanying notes.

52 of 75

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY

				For the years ended December 31,
	Short Term Government Income Trust Series			Short Term Government Income Trust Series
		I		II		Small Cap Index Trust Series I
	2019		2018	2019	2018	2019	2018
Income:

Dividend distributions received	$37,556		$49,860	$47,671	$60,039	$2,427	$1,867
Expenses:
Mortality and expense risk and
administrative charges	(35,274)		(38,524)	(55,581)	(53,849)	(3,654)	(3,056)
Net investment income (loss)	2,282		11,336	(7,910)	6,190	(1,227)	(1,189)
Realized gains (losses) on investments:

Capital gain distributions received	-		-	-	-	22,799	11,483
Net realized gain (loss)	(22,713)		(37,278)	(20,105)	(33,482)	2,255	3,487
Realized gains (losses)
	(22,713)		(37,278)	(20,105)	(33,482)	25,054	14,970
Unrealized appreciation (depreciation) during

the period	62,736		6,131	95,209	(9,540)	17,843	(39,915)
Net increase (decrease) in net assets from operations	42,305		(19,811)	67,194	(36,832)	41,670	(26,134)

Changes from principal transactions:
Purchase payments	79,115		128,075	-	9,046	-	-
Transfers between sub-accounts and the	(52,184)		(70,564)	(212,264)	40,297	65,578	11,080
company

Withdrawals	(301,639)		(265,979)	(873,503)	(299,351)	(31,798)	(43,288)
Annual contract fee	(1,048)		(1,210)	(8,281)	(7,342)	(112)	(120)
Net increase (decrease) in net assets from principal
	(275,756)		(209,678)	(1,094,048)	(257,350)	33,668	(32,328)
transactions

Total increase (decrease) in net assets	(233,451)		(229,489)	(1,026,854)	(294,182)	75,338	(58,462)
Net assets at beginning of period	2,386,098		2,615,587	3,814,233	4,108,415	169,648	228,110
Net assets at end of period	$2,152,647		$2,386,098	$2,787,379	$3,814,233	$244,986	$169,648

	2019		2018	2019	2018	2019	2018

Units, beginning of period	199,518		217,528	327,186	349,157	5,881	6,886
Units issued	9,471		24,792	138,554	189,759	2,123	329
Units redeemed	(32,136)		(42,802)	(229,941)	(211,730)	(1,054)	(1,334)
Units, end of period	176,853		199,518	235,799	327,186	6,950	5,881

See accompanying notes.

53 of 75

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY

			For the years ended December 31,
	Small Cap Index Trust Series II		Small Cap Opportunities Trust Series I		Small Cap Opportunities Trust Series II
	2019	2018	2019	2018	2019	2018
Income:

Dividend distributions received	$39,873	$42,439	$8,923	$11,562	$9,015	$15,533
Expenses:
Mortality and expense risk and
administrative charges	(80,020)	(92,829)	(33,483)	(41,565)	(81,458)	(97,901)
Net investment income (loss)	(40,147)	(50,390)	(24,560)	(30,003)	(72,443)	(82,368)
Realized gains (losses) on investments:

Capital gain distributions received	473,037	339,801	189,306	546,395	457,317	1,335,325
Net realized gain (loss)	104,151	214,592	(108,860)	13,901	174,502	141,836
Realized gains (losses)
	577,188	554,393	80,446	560,296	631,819	1,477,161
Unrealized appreciation (depreciation) during

the period	515,910	(1,189,893)	433,460	(924,283)	637,003	(2,356,743)
Net increase (decrease) in net assets from operations	1,052,951	(685,890)	489,346	(393,990)	1,196,379	(961,950)

Changes from principal transactions:
Purchase payments	8,560	36,187	280	31,880	7,679	141,759
Transfers between sub-accounts and the	(170,912)	(121,292)	(143,162)	(91,337)	(698,568)	59,307
company

Withdrawals	(452,251)	(603,834)	(331,638)	(245,441)	(264,525)	(514,594)
Annual contract fee	(21,216)	(23,539)	(697)	(877)	(23,698)	(26,339)
Net increase (decrease) in net assets from principal
	(635,819)	(712,478)	(475,217)	(305,775)	(979,112)	(339,867)
transactions

Total increase (decrease) in net assets	417,132	(1,398,368)	14,129	(699,765)	217,267	(1,301,817)
Net assets at beginning of period	4,805,099	6,203,467	2,249,148	2,948,913	5,416,583	6,718,400
Net assets at end of period	$5,222,231	$4,805,099	$2,263,277	$2,249,148	$5,633,850	$5,416,583

	2019	2018	2019	2018	2019	2018

Units, beginning of period	163,480	183,894	66,347	73,895	166,257	175,393
Units issued	1,564	4,357	47	1,304	359	10,308
Units redeemed	(20,363)	(24,771)	(12,482)	(8,852)	(26,476)	(19,444)
Units, end of period	144,681	163,480	53,912	66,347	140,140	166,257

See accompanying notes.

54 of 75

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY

				For the years ended December 31,
		Small Cap Stock Trust Series II		Small Cap Value Trust Series II		Small Company Value Trust Series I
		2019	2018	2019	2018	2019	2018
Income:

Dividend distributions received	$	- $	-	$9,620	$13,391	$19,445	$10,791
Expenses:
Mortality and expense risk and
administrative charges		(42,682)	(44,008)	(40,299)	(44,787)	(35,011)	(43,934)
Net investment income (loss)		(42,682)	(44,008)	(30,679)	(31,396)	(15,566)	(33,143)
Realized gains (losses) on investments:

Capital gain distributions received		842,615	166,407	172,012	350,481	1,090,406	254,443
Net realized gain (loss)		(85,121)	(114,074)	(151,873)	(71,685)	(47,633)	194,270
Realized gains (losses)
		757,494	52,333	20,139	278,796	1,042,773	448,713
Unrealized appreciation (depreciation) during

the period		81,271	(150,997)	585,186	(649,440)	(524,100)	(800,093)
Net increase (decrease) in net assets from operations		796,083	(142,672)	574,646	(402,040)	503,107	(384,523)

Changes from principal transactions:
Purchase payments		774	4,644	331	8,539	-	75
Transfers between sub-accounts and the		(63,720)	110,971	(110,662)	(27,552)	(49,000)	47,286
company

Withdrawals		(187,425)	(593,095)	(140,244)	(136,717)	(438,654)	(383,932)
Annual contract fee		(4,929)	(6,865)	(5,133)	(6,074)	(1,140)	(1,267)
Net increase (decrease) in net assets from principal
		(255,300)	(484,345)	(255,708)	(161,804)	(488,794)	(337,838)
transactions

Total increase (decrease) in net assets		540,783	(627,017)	318,938	(563,844)	14,313	(722,361)
Net assets at beginning of period		2,291,485	2,918,502	2,457,899	3,021,743	2,293,983	3,016,344
Net assets at end of period		$2,832,268	$2,291,485	$2,776,837	$2,457,899	$2,308,296	$2,293,983

		2019	2018	2019	2018	2019	2018

Units, beginning of period		79,990	94,984	88,121	93,184	55,744	62,824
Units issued		2,384	12,014	6,637	6,247	1,774	2,139
Units redeemed		(9,081)	(27,008)	(14,713)	(11,310)	(12,115)	(9,219)
Units, end of period		73,293	79,990	80,045	88,121	45,403	55,744

See accompanying notes.

55 of 75

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY

			For the years ended December 31,
					Strategic Income Opportunities Trust Series
	Small Company Value Trust Series II		Strategic Income Opportunities Trust Series I		II
	2019	2018	2019	2018	2019	2018
Income:

Dividend distributions received	$45,893	$13,076	$69,610	$113,303	$130,146	$207,232
Expenses:
Mortality and expense risk and
administrative charges	(109,109)	(121,143)	(37,576)	(44,062)	(82,271)	(93,033)
Net investment income (loss)	(63,216)	(108,067)	32,034	69,241	47,875	114,199
Realized gains (losses) on investments:

Capital gain distributions received	3,408,633	667,820	-	-	-	-
Net realized gain (loss)	(122,588)	615,538	(36,867)	(39,321)	(12,704)	(20,816)
Realized gains (losses)
	3,286,045	1,283,358	(36,867)	(39,321)	(12,704)	(20,816)
Unrealized appreciation (depreciation) during

the period	(1,817,328)	(2,213,266)	244,337	(228,255)	422,269	(499,085)
Net increase (decrease) in net assets from operations	1,405,501	(1,037,975)	239,504	(198,335)	457,440	(405,702)

Changes from principal transactions:
Purchase payments	127,897	108,195	388	14,503	5,941	23,407
Transfers between sub-accounts and the	128,882	(141,909)	(16,424)	(44,183)	114,646	143,604
company

Withdrawals	(721,445)	(1,346,231)	(453,063)	(319,677)	(693,528)	(862,804)
Annual contract fee	(17,588)	(18,720)	(1,261)	(1,522)	(16,712)	(19,548)
Net increase (decrease) in net assets from principal
	(482,254)	(1,398,665)	(470,360)	(350,879)	(589,653)	(715,341)
transactions

Total increase (decrease) in net assets	923,247	(2,436,640)	(230,856)	(549,214)	(132,213)	(1,121,043)
Net assets at beginning of period	6,258,304	8,694,944	2,734,764	3,283,978	5,282,355	6,403,398
Net assets at end of period	$7,181,551	$6,258,304	$2,503,908	$2,734,764	$5,150,142	$5,282,355

	2019	2018	2019	2018	2019	2018

Units, beginning of period	188,605	224,963	123,834	139,286	248,076	280,420
Units issued	9,715	7,930	974	2,285	13,922	21,124
Units redeemed	(22,708)	(44,288)	(21,022)	(17,737)	(41,360)	(53,468)
Units, end of period	175,612	188,605	103,786	123,834	220,638	248,076

See accompanying notes.

56 of 75

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY

			For the years ended December 31,
	Total Bond Market Series Trust NAV		Total Bond Market Trust Series II		Total Stock Market Index Trust Series I
	2019	2018	2019	2018	2019	2018
Income:

Dividend distributions received	$19,687	$24,995	$93,626	$66,094	$53,667	$41,562
Expenses:
Mortality and expense risk and
administrative charges	(8,376)	(9,006)	(61,501)	(44,198)	(50,814)	(52,626)
Net investment income (loss)	11,311	15,989	32,125	21,896	2,853	(11,064)
Realized gains (losses) on investments:

Capital gain distributions received	-	-	-	-	232,135	113,482
Net realized gain (loss)	(5,899)	(13,463)	26,168	(45,237)	54,016	66,252
Realized gains (losses)
	(5,899)	(13,463)	26,168	(45,237)	286,151	179,734
Unrealized appreciation (depreciation) during

the period	55,505	(14,505)	183,751	(36,434)	544,895	(402,153)
Net increase (decrease) in net assets from operations	60,917	(11,979)	242,044	(59,775)	833,899	(233,483)

Changes from principal transactions:
Purchase payments	-	-	-	-	9,540	26,530
Transfers between sub-accounts and the	71,974	(20,298)	2,850,032	560,022	(81,021)	(32,417)
company

Withdrawals	(108,527)	(55,950)	(1,665,916)	(480,511)	(239,301)	(247,979)
Annual contract fee	(5,684)	(6,850)	(24,456)	(17,644)	(1,674)	(1,741)
Net increase (decrease) in net assets from principal
	(42,237)	(83,098)	1,159,660	61,867	(312,456)	(255,607)
transactions

Total increase (decrease) in net assets	18,680	(95,077)	1,401,704	2,092	521,443	(489,090)
Net assets at beginning of period	861,019	956,096	2,969,063	2,966,971	3,119,436	3,608,526
Net assets at end of period	$879,699	$861,019	$4,370,767	$2,969,063	$3,640,879	$3,119,436

	2019	2018	2019	2018	2019	2018

Units, beginning of period	66,830	73,268	242,983	237,620	134,280	144,294
Units issued	5,828	3,565	255,246	118,763	814	2,428
Units redeemed	(9,064)	(10,003)	(162,115)	(113,400)	(12,476)	(12,442)
Units, end of period	63,594	66,830	336,114	242,983	122,618	134,280

See accompanying notes.

57 of 75

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY

For the years ended December 31,

	Total Stock Market Index Trust Series II		Ultra Short Term Bond Trust Series II
	2019	2018	2019	2018
Income:

Dividend distributions received	$71,178	$56,478	$316,211	$251,174
Expenses:
Mortality and expense risk and
administrative charges	(85,184)	(94,710)	(280,684)	(248,422)
Net investment income (loss)	(14,006)	(38,232)	35,527	2,752
Realized gains (losses) on investments:

Capital gain distributions received	352,413	183,826	-	-
Net realized gain (loss)	494,569	435,544	119,091	(214,848)
Realized gains (losses)
	846,982	619,370	119,091	(214,848)
Unrealized appreciation (depreciation) during

the period	470,573	(976,234)	86,963	146,277
Net increase (decrease) in net assets from operations	1,303,549	(395,096)	241,581	(65,819)

Changes from principal transactions:
Purchase payments	4,052	28,961	1,115,765	301,603
Transfers between sub-accounts and the	(141,012)	100,562	16,529,182	13,566,743
company

Withdrawals	(865,376)	(828,873)	(16,708,928)	(14,990,095)
Annual contract fee	(21,311)	(23,311)	(91,187)	(86,064)
Net increase (decrease) in net assets from principal
	(1,023,647)	(722,661)	844,832	(1,207,813)
transactions

Total increase (decrease) in net assets	279,902	(1,117,757)	1,086,413	(1,273,632)
Net assets at beginning of period	5,171,668	6,289,425	16,783,863	18,057,495
Net assets at end of period	$5,451,570	$5,171,668	$17,870,276	$16,783,863

	2019	2018	2019	2018

Units, beginning of period	176,106	196,491	1,479,774	1,587,792
Units issued	4,282	19,294	1,901,752	1,813,846
Units redeemed	(35,265)	(39,679)	(1,821,346)	(1,921,864)
Units, end of period	145,123	176,106	1,560,180	1,479,774

See accompanying notes.

58 of 75

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS

December 31, 2019

1. Organization

John Hancock Life Insurance Company of New York Separate Account A (the "Account") is a separate account established by John Hancock Life Insurance Company of New York (the "Company"). The Account operates as a Unit Investment Trust under the Investment Company Act of 1940, as amended (the "Act") and is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 946 Financial Services – Investment Companies. The Account consists of 102 active sub-accounts which are exclusively invested in a corresponding portfolio of the John Hancock Variable Insurance Trust (the "Trust"), and 2 active sub-accounts that are invested in portfolios of other Non-affiliated Trusts (the "Non-affiliated Trusts"). The Trust and Non-affiliated Trusts are registered under the Act as an open-ended management investment company, commonly known as a mutual fund, which does not transact with the general public. The Account is a funding vehicle for the allocation of net premiums under variable annuity contracts (the "Contracts") issued by the Company.

The Company is a wholly owned subsidiary of John Hancock Life Insurance Company (U.S.A.) ("JHUSA"), which in turn is an indirect, wholly owned subsidiary of the Manufacturers Life Insurance Company which is an indirect, wholly owned subsidiary of Manulife Financial Corporation (""MFC""), a Canadian based publicly traded life insurance company. MFC and its subsidiaries are known collectively as Manulife Financial.

The Company is required to maintain assets in the Account with a total fair value of at least equal to the reserves and other liabilities relating to the variable benefits under all Contracts participating in the Account. These assets may not be charged with liabilities which arise from any other business the Company conducts. However, all obligations under the Contracts are general corporate obligations of the Company.

In addition to the Account, certain contract owners may also allocate funds to the fixed account, which is part of the Company's general account. Because of exemptive and exclusionary provisions, interests in the fixed account have not been registered under the Securities Act of 1933, and the Company's general account has not been registered as an investment company under the Investment Company Act of 1940. Net interfund transfers include transfers between separate and general accounts.

Each sub-account holds shares of a particular series ("Portfolio") of a registered investment company. Sub- accounts that invest in Portfolios of the Trust may offer 4 classes of units to fund Contracts issued by the Company. These classes, Series I, Series II, Series III and Series NAV, represent an interest in the same Trust Portfolio, but in different classes of that Portfolio. Series I, Series II, Series III and Series NAV shares of the Trust Portfolio differ in the level of 12b-1 fees and other expenses assessed against the Portfolio's assets.

Funds transferred in 2019 are as follows:

Transferred from	Transferred to	Effective Date
International Growth Stock Trust Series II	International Equity Index Series II	11/01/2019
Utilities Trust Series I	Equity Income Trust Series I	11/01/2019
Utilities Trust Series II	Equity Income Trust Series II	11/01/2019

59 of 75

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2019

2. Significant Accounting Policies

Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from reported results using those estimates.

Valuation of Investments

Investments made in the Portfolios of the Trust, and of the Non-affiliated Trusts, are valued at fair value based on the reported net asset values of such Portfolios. Investment transactions are recorded on the trade date. Income from dividends, and gains from realized gain distributions are recorded on the ex-dividend date. Realized gains and losses on the sales of investments are computed on a first-in, first-out basis.

Net Assets in Payout (Annuitization) Period

A portion of net assets is allocated to annuity policies in the payout period. The liability for these policies is calculated using statutory accounting using mortality assumptions and an assumed interest rate. Mortality assumptions are based on the Individual Annuity Mortality Table in effect at the time of annuitization. The assumed interest rate is 3% to 4%, as regulated by the laws of the respective states. The mortality risk is borne entirely by the Company and may result in additional amounts being transferred into the variable annuity account by the Company to cover greater longevity of annuitants than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to the Company.

Amounts Receivable/Payable

Receivables/Payables from/to Portfolios/the Company are due to unsettled contract transactions (net of asset- based charges) and/or subsequent/preceding purchases/sales of the respective Portfolios' shares. The amounts are due from/to either the respective Portfolio and/or the Company for the benefit of contract owners. There are no unsettled policy transactions at December 31, 2019.

60 of 75

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS

December 31, 2019

3. Federal Income Taxes

The Account does not file separate tax returns. The taxable income of the Account is consolidated with that of the Company within the consolidated federal tax return. Any tax contingencies arising from the taxable income generated by the Account is the responsibility of the Company and the Company holds any and all tax contingencies on its financial statements. The Company's consolidated federal tax return for the years 2014 and 2015 are currently under examination by the Internal Revenue Service. The years from 2015 are also open for examination by the internal revenue service. The Account is not a party to the consolidated tax sharing agreement thus no amount of income taxes or tax contingencies are passed through to the Account. The legal form of the Account is not taxable in any state or foreign jurisdictions.

The income taxes topic of the FASB ASC establishes a minimum threshold for financial statement recognition of the benefit of positions taken, or expected to be taken, in filing tax returns (including whether the Account is taxable in certain jurisdictions). The topic requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Company's tax returns to determine whether tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions deemed to meet the more-likely-than-not threshold would be recorded as tax expense or benefit.

The Account complies with the provisions of FASB ASC Topic 740, Income Taxes. As of December 31, 2019, the Account did not have a liability for any uncertain tax positions. The Account recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statements of Operations and Changes in Contract Owners' Equity.

4. Transactions with Affiliates

The Company has an administrative services agreement with Manulife Financial, whereby Manulife Financial or its designee, with the consent of the Company, performs certain services on behalf of the Company necessary for the operation of the Account. John Hancock Investment Management Services, LLC ("JHIMS"), a Delaware limited liability company controlled by MFC, serves as investment adviser for the Trust.

John Hancock Distributors, LLC, a registered broker-dealer and wholly owned subsidiary of JHUSA, acts as the principle underwriter of the Contracts pursuant to a distribution agreement with the Company. Contracts are sold by registered representatives of either John Hancock Distributors, LLC or other broker-dealers having distribution agreements with John Hancock Distributors, LLC.

Certain officers of the Account are officers and directors of JHUSA or the Trust.

Contract charges, as described in Note 9, are paid to the Company.

61 of 75

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2019

5. Fair Value Measurements

ASC 820 "Fair Value Measurements and Disclosures" provides a single definition of fair value for accounting purposes, establishes a consistent framework for measuring fair value, and expands disclosure requirements about fair value measurements. ASC 820 defines fair value as the value that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date; that is, an exit value. An exit value is not a forced liquidation or distressed sale.

Following ASC 820 guidance, the Account has categorized its fair value measurements according to a three-level hierarchy. The hierarchy prioritizes the inputs used by the Account's valuation techniques. A level is assigned to each fair value measurement based on the lowest level input significant to the fair value measurement in its entirety. The three levels of the fair value hierarchy are defined as follows:

•Level 1 – Fair value measurements that reflect unadjusted, quoted prices in active markets for identical assets and liabilities that the Account has the ability to access at the measurement date.

•Level 2 – Fair value measurements using inputs other than quoted prices included within Level 1 that are observable, either directly or indirectly.

•Level 3 – Fair value measurements using significant non market observable inputs.

All of the Account's sub-accounts' investments in a Portfolio of the Trust were valued at the reported net asset value of the Portfolio and categorized as Level 1 as of December 31, 2019. The following table presents the Account's assets that are measured at fair value on a recurring basis by fair value hierarchy level under ASC 820, as of December 31, 2019:

	Level 1	Level 2	Level 3		Total
Mutual Funds
Affiliated	$2,513,329,512		-	-	2,513,329,512
NonAffiliated	$3,459,994		-	-	3,459,994

Total	$2,516,789,506		-	-	2,516,789,506

Assets owned by the Account are primarily open-ended mutual fund investments issued by the Trust. These are classified within Level 1, as fair values of the underlying funds are based upon reported net asset values ("NAV"), which represent the values at which each sub-account can redeem its investments.

Changes in valuation techniques may result in transfer in or out of an assigned level within the disclosure hierarchy. Transfers between investment levels may occur as the availability of a price source or data used in an investment's valuation changes. Transfers between investment levels are recognized at the beginning of the reporting period. There have been no transfers between any level of fair value measurements during the period ended December 31, 2019.

62 of 75

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2019

6. Purchases and Sales of Investments

The cost of purchases including reinvestment of dividend distributions and proceeds from the sales of investments in the Portfolios of the Trust and Non-affiliated Trusts during 2019 were as follows:

Sub-Account	Purchases	Sales
500 Index Fund Series I	$913,582	$1,801,919
500 Index Fund Series II	1,794,972	3,453,739
500 Index Fund Series NAV	181,375	906,632
Active Bond Trust Series I	71,600	116,796
Active Bond Trust Series II	2,558,422	3,378,408
American Asset Allocation Trust Series I	707,441	687,046
American Asset Allocation Trust Series II	8,322,559	11,576,576
American Global Growth Trust Series II	1,112,687	2,292,749
American Global Growth Trust Series III	922	1,397
American Growth Trust Series II	15,874,341	17,390,457
American Growth Trust Series III	64,652	93,627
American Growth-Income Trust Series I	945,681	993,661
American Growth-Income Trust Series II	10,469,883	14,180,159
American Growth-Income Trust Series III	77,103	111,386
American International Trust Series II	4,109,916	7,827,592
American International Trust Series III	33,648	65,351
Blue Chip Growth Trust Series I	3,288,858	3,153,238
Blue Chip Growth Trust Series II	3,643,992	3,628,085
Capital Appreciation Trust Series I	7,093,352	1,914,522
Capital Appreciation Trust Series II	5,399,010	1,254,930
Capital Appreciation Value Trust Series II	1,647,720	2,315,492
Core Bond Trust Series I	227,401	507,630
Core Bond Trust Series II	552,960	1,532,144
DWS Equity 500 Index	178,658	599,878
Emerging Markets Value Trust Series II	287,605	578,305
Equity Income Trust Series I	3,593,129	4,026,779
Equity Income Trust Series II	5,340,010	2,547,228
Financial Industries Trust Series I	84,643	55,992
Financial Industries Trust Series II	351,848	1,051,036
Fundamental All Cap Core Trust Series II	454,387	680,845
Fundamental Large Cap Value Trust Series I	800,085	2,787,807
Fundamental Large Cap Value Trust Series II	859,820	3,936,929
Global Bond Trust Series I	139,678	161,617
Global Bond Trust Series II	1,189,011	1,436,039
Global Trust Series I	367,833	854,394
Global Trust Series II	391,959	840,105
Health Sciences Trust Series I	297,606	439,908
Health Sciences Trust Series II	924,186	2,286,101
High Yield Trust Series I	138,559	306,215
High Yield Trust Series II	910,111	1,390,716
International Equity Index Series I	255,223	243,779
International Equity Index Series II	1,805,647	462,874
International Equity Index Series NAV	168,338	241,345
International Growth Stock Trust Series II (c)	1,209,823	2,267,501
International Small Company Trust Series I	115,438	212,116
International Small Company Trust Series II	217,962	421,424
International Value Trust Series I	231,750	534,277
International Value Trust Series II	481,191	987,860
Investment Quality Bond Trust Series I	166,848	461,501

63 of 75

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2019

6. Purchases and Sales of Investments (continued):
Sub-Account	Purchases	Sales
Investment Quality Bond Trust Series II	$1,966,916	$1,968,180
Lifestyle Aggressive Portfolio Series I	98,806	188,654
Lifestyle Aggressive Portfolio Series II	935,886	3,592,373
Lifestyle Balanced Portfolio Series I	378,121	1,008,706
Lifestyle Balanced Portfolio Series II	18,022,070	49,575,963
Lifestyle Conservative Portfolio Series I	99,291	330,859
Lifestyle Conservative Portfolio Series II	5,776,612	10,320,324
Lifestyle Growth Portfolio Series I	948,783	1,047,167
Lifestyle Growth Portfolio Series II	45,594,696	103,113,878
Lifestyle Growth Portfolio Series NAV	16,062	9,118
Lifestyle Moderate Portfolio Series I	114,820	339,895
Lifestyle Moderate Portfolio Series II	7,629,607	17,657,263
Managed Volatility Aggressive Portfolio Series I	59,941	13,052
Managed Volatility Aggressive Portfolio Series II	439,590	489,137
Managed Volatility Balanced Portfolio Series I	485,640	409,565
Managed Volatility Balanced Portfolio Series II	13,735,639	32,918,093
Managed Volatility Conservative Portfolio Series I	237,190	267,860
Managed Volatility Conservative Portfolio Series II	2,876,267	7,268,411
Managed Volatility Growth Portfolio Series I	374,183	325,040
Managed Volatility Growth Portfolio Series II	21,036,896	35,931,636
Managed Volatility Moderate Portfolio Series I	196,263	575,517
Managed Volatility Moderate Portfolio Series II	6,927,519	15,414,626
Mid Cap Index Trust Series I	482,520	759,470
Mid Cap Index Trust Series II	897,177	1,048,849
Mid Cap Stock Trust Series I	1,235,939	1,221,203
Mid Cap Stock Trust Series II	2,331,580	2,245,234
Mid Value Trust Series I	280,163	658,386
Mid Value Trust Series II	1,176,198	940,735
Money Market Trust Series I	58,186	268,679
Money Market Trust Series II	221,575	1,468,246
Money-Market Trust Series NAV	29,772	256,798
Mutual Shares Trust Series I	31,865	109,701
PIMCO All Asset	31,314	171,929
Real Estate Securities Trust Series I	103,735	267,184
Real Estate Securities Trust Series II	509,434	1,073,452
Science & Technology Trust Series I	1,347,974	941,666
Science & Technology Trust Series II	3,453,171	2,572,817
Select Bond Trust Series I	77,936	113,413
Select Bond Trust Series II	8,520,409	15,181,615
Short Term Government Income Trust Series I	150,744	424,219
Short Term Government Income Trust Series II	1,651,072	2,753,029
Small Cap Index Trust Series I	94,599	39,358
Small Cap Index Trust Series II	562,979	765,910
Small Cap Opportunities Trust Series I	199,773	510,244
Small Cap Opportunities Trust Series II	478,216	1,072,452
Small Cap Stock Trust Series II	920,753	376,120
Small Cap Value Trust Series II	399,917	514,291
Small Company Value Trust Series I	1,198,081	612,035
Small Company Value Trust Series II	3,823,551	960,389
Strategic Income Opportunities Trust Series I	91,088	529,414
Strategic Income Opportunities Trust Series II	435,842	977,617
Total Bond Market Series Trust NAV	97,914	128,840

64 of 75

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2019

6. Purchases and Sales of Investments (continued):
Sub-Account	Purchases	Sales
Total Bond Market Trust Series II	$3,360,973	$2,169,188
Total Stock Market Index Trust Series I	306,178	383,646
Total Stock Market Index Trust Series II	562,501	1,247,742
Ultra Short Term Bond Trust Series II	21,705,557	20,825,199
Utilities Trust Series I (a)	60,781	1,518,128
Utilities Trust Series II (b)	253,513	3,031,275

Ref6notes

(a)Terminated as an investment option and funds transferred to Equity Income Trust Series I on November 1, 2019. The information above represents operations and change in owner's contract holder equities from beginning of the year through termination date.

(b)Terminated as an investment option and funds transferred to Equity Income Trust Series II on November 1, 2019. The information above represents operations and change in owner's contract holder equities from beginning of the year through termination date.

(c)Terminated as an investment option and funds transferred to International Equity Index Series II on November 1, 2019. The information above represents operations and change in owner's contract holder equities from beginning of the year through termination date.

65 of 75

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2019

7. Unit Values

A summary of unit values and units outstanding for variable annuity contracts and the expense and income ratios, excluding expenses of the underlying Portfolios, were as follows:

		At December 31,			For the years and periods ended December 31,
		Units	Unit Fair Value	Assets	Expense Ratio	Investment	Total Return
Sub-account	Year	(000s)	Highest to Lowest (a)	(000s)	Highest to Lowest (b)	Income Ratio (c)	Highest to Lowest (d)
500 Index Fund Series I(*)	2019	449	$ 29.35 to $ 28.62	$ 13,215 .	1.75 % to 1.40%	1.69%	29.23 % to 28.78%
.	2018	491	22.71 to 22.22	11,195 .	1.75 to 1.40	1.31	-6.03 to -6.36
.	2017	550	24.16 to 23.73	13,369 .	1.75 to 1.40	1.68	19.84 to 19.42
.	2016	603	20.16 to 19.87	12,253 .	1.75 to 1.40	3.75	10.04 to 9.66
.	2015	155	18.32 to 18.12	2,825 .	1.75 to 1.40	1.57	-0.30 to -0.65
.	.	.	.	. ..		.	.
500 Index Fund Series II(*)	2019	538	28.94 to 28.02	15,496 .	1.85 to 1.40	1.46	29.01 to 28.43
.	2018	609	22.43 to 21.82	13,605 .	1.85 to 1.40	1.20	-6.21 to -6.64
.	2017	576	23.92 to 23.37	13,772 .	1.85 to 1.40	1.58	19.60 to 19.07
.	2016	538	20.00 to 19.62	10,784 .	1.85 to 1.40	1.62	9.83 to 9.33
.	2015	488	18.21 to 17.95	8,920 .	1.85 to 1.40	1.40	-0.54 to -0.99
.	.	.	.	. ..		.	.
500 Index Fund Series NAV(*)	2019	203	30.75 to 27.38	5,800 .	1.75 to 0.80	1.69	30.11 to 28.88
.	2018	235	23.63 to 21.24	5,187 .	1.75 to 0.80	1.34	-5.41 to -6.31
.	2017	282	24.98 to 22.67	6,605 .	1.75 to 0.80	1.69	20.58 to 19.44
.	2016	325	20.72 to 18.98	6,388 .	1.75 to 0.80	1.77	10.76 to 9.71
.	2015	348	18.71 to 17.30	6,208 .	1.75 to 0.80	1.63	0.35 to -0.60
.	.	.	.	. ..		.	.
Active Bond Trust Series I(*)	2019	63	21.12 to 20.06	1,330 .	1.75 to 1.40	2.78	7.74 to 7.36
.	2018	66	19.60 to 18.69	1,297 .	1.75 to 1.40	2.96	-1.99 to -2.34
.	2017	79	20.00 to 19.13	1,570 .	1.75 to 1.40	3.33	3.39 to 3.03
.	2016	86	19.35 to 18.57	1,652 .	1.75 to 1.40	3.51	2.89 to 2.53
.	2015	106	18.80 to 18.11	1,992 .	1.75 to 1.40	4.94	-1.22 to -1.57
.	.	.	.	. ..		.	.
Active Bond Trust Series II(*)	2019	1,037	19.21 to 13.34	20,662 .	1.85 to 1.15	2.50	7.78 to 7.03
.	2018	1,088	17.94 to 12.38	20,208 .	1.85 to 1.15	2.98	-1.94 to -2.63
.	2017	1,205	18.43 to 12.62	22,929 .	1.85 to 1.15	3.25	3.44 to 2.72
.	2016	1,198	17.94 to 12.21	22,133 .	1.85 to 1.00	3.33	2.32 to -2.36
.	2015	1,346	18.40 to 17.53	24,232 .	1.85 to 1.40	4.62	-1.53 to -1.97
.	.	.	.	. ..		.	.
American Asset Allocation Trust Series I(*)	2019	243	22.77 to 21.78	5,491 .	1.75 to 1.40	1.35	19.10 to 18.68
.	2018	269	19.12 to 18.35	5,111 .	1.75 to 1.40	1.54	-6.24 to -6.57
.	2017	304	20.39 to 19.64	6,180 .	1.75 to 1.40	1.10	14.18 to 13.79
.	2016	372	17.86 to 17.26	6,624 .	1.75 to 1.40	1.26	7.48 to 7.10
.	2015	387	16.61 to 16.12	6,415 .	1.75 to 1.40	1.95	-0.35 to -0.70
.	.	.	.	. ..		.	.
American Asset Allocation Trust Series II(*)	2019	3,053	22.15 to 21.07	66,750 .	1.90 to 1.00	1.21	19.47 to 18.40
.	2018	3,559	18.54 to 17.80	65,410 .	1.90 to 1.00	1.48	-6.01 to -6.86
.	2017	4,101	19.73 to 19.11	80,569 .	1.90 to 1.00	1.05	14.54 to 13.52
.	2016	4,807	17.22 to 16.83	82,647 .	1.90 to 1.00	1.08	7.83 to 6.87
.	2015	5,321	15.97 to 15.75	85,726 .	1.90 to 1.00	1.81	-0.09 to -0.99
.	.	.	.	. ..		.	.
American Global Growth Trust Series II(*)	2019	378	26.45 to 25.04	9,968 .	1.85 to 1.00	0.53	33.32 to 32.19
.	2018	465	19.84 to 18.94	9,227 .	1.85 to 1.00	0.59	-10.37 to -11.13
.	2017	510	22.14 to 21.32	11,325 .	1.85 to 1.00	0.17	29.62 to 28.53
.	2016	653	17.08 to 16.59	11,227 .	1.85 to 1.00	0.78	-0.89 to -1.73
.	2015	763	17.23 to 16.88	13,282 .	1.85 to 1.00	1.40	5.44 to 4.54
.	.	.	.	. ..		.	.
American Global Growth Trust Series III(*)	2019	0	31.20 to 31.20	7 .	0.80 to 0.80	0.99	34.10 to 34.10
.	2018	0	23.27 to 23.27	6 .	0.80 to 0.80	1.02	-9.77 to -9.77
.	2017	0	25.79 to 25.79	8 .	0.80 to 0.80	0.58	30.30 to 30.30
.	2016	0	19.79 to 19.44	8 .	1.00 to 0.80	1.29	-0.17 to -0.37
.	2015	0	19.82 to 19.51	7 .	1.00 to 0.80	1.94	6.17 to 5.95
.	.	.	.	. ..		.	.
American Growth Trust Series II(*)	2019	1,779	48.52 to 31.73	83,164 .	1.90 to 1.00	0.73	28.90 to 27.75
.	2018	2,142	37.98 to 24.62	77,952 .	1.90 to 1.00	0.30	-1.70 to -2.59
.	2017	2,475	38.99 to 25.04	92,071 .	1.90 to 1.00	0.28	26.47 to 25.34
.	2016	2,958	31.11 to 19.80	86,997 .	1.90 to 1.00	0.32	7.95 to 6.98
.	2015	3,347	29.08 to 18.34	91,932 .	1.90 to 1.00	0.09	5.29 to 4.35
.	.	.	.	. ..		.	.
American Growth Trust Series III(*)	2019	10	35.27 to 32.26	339 .	1.55 to 0.80	1.14	29.76 to 28.79
.	2018	13	27.18 to 25.05	336 .	1.55 to 0.80	0.73	-1.08 to -1.82
.	2017	14	27.48 to 25.51	382 .	1.55 to 0.80	0.63	27.20 to 26.25
.	2016	21	21.60 to 20.21	444 .	1.55 to 0.80	0.79	8.61 to 7.80
.	2015	22	19.89 to 18.75	441 .	1.55 to 0.80	0.60	6.02 to 5.22
.	.	.	.	. ..		.	.
American Growth-Income Trust Series I(*)	2019	151	43.35 to 40.90	6,450 .	1.75 to 1.40	1.49	23.95 to 23.52
.	2018	171	34.97 to 33.11	5,893 .	1.75 to 1.40	1.35	-3.55 to -3.89
.	2017	195	36.26 to 34.45	6,959 .	1.75 to 1.40	1.04	20.34 to 19.92
.	2016	220	30.13 to 28.72	6,560 .	1.75 to 1.40	1.61	9.56 to 9.18
.	2015	239	27.50 to 26.31	6,493 .	1.75 to 1.40	1.27	-0.29 to -0.64
.	.	.	.	. ..		.	.
American Growth-Income Trust Series II(*)	2019	1,966	39.38 to 28.97	76,401 .	1.90 to 1.00	1.39	24.39 to 23.28
.	2018	2,321	31.94 to 23.29	72,809 .	1.90 to 1.00	1.27	-3.24 to -4.12
.	2017	2,655	33.31 to 24.07	86,582 .	1.90 to 1.00	0.97	20.68 to 19.60
.	2016	3,032	27.85 to 19.94	82,343 .	1.90 to 1.00	1.51	9.95 to 8.97
.	2015	3,497	25.56 to 18.14	86,647 .	1.90 to 1.00	1.14	-0.04 to -0.94
.	.	.	.	. ..		.	.

66 of 75

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2019

7. Unit Values (continued):

		At December 31,			For the years and periods ended December 31,
		Units	Unit Fair Value	Assets	Expense Ratio	Investment	Total Return
Sub-account	Year	(000s)	Highest to Lowest (a)	(000s)	Highest to Lowest (b)	Income Ratio (c)	Highest to Lowest (d)
American Growth-Income Trust Series III(*)	2019	18	$ 32.64 to $ 29.85	$ 561 .	1.55 % to 0.80%	1.82%	25.16 % to 24.22%
.	2018	21	26.08 to 24.03	539 .	1.55 to 0.80	1.75	-2.60 to -3.34
.	2017	23	26.77 to 24.86	602 .	1.55 to 0.80	1.21	21.42 to 20.51
.	2016	35	22.05 to 20.63	768 .	1.55 to 0.80	2.01	10.65 to 9.83
.	2015	38	19.93 to 18.78	744 .	1.55 to 0.80	1.72	0.66 to -0.10
.	.	.	.	. ..		.	.
American International Trust Series II(*)	2019	1,272	34.40 to 18.93	39,802 .	1.90 to 1.00	0.80	21.05 to 19.97
.	2018	1,485	28.67 to 15.64	38,612 .	1.90 to 1.00	2.54	-14.45 to -15.23
.	2017	1,555	33.82 to 18.28	47,579 .	1.90 to 1.00	0.72	30.19 to 29.03
.	2016	1,888	26.21 to 14.04	44,092 .	1.90 to 1.00	0.82	1.95 to 1.03
.	2015	2,045	25.95 to 13.78	47,113 .	1.90 to 1.00	0.95	-5.92 to -6.77
.	.	.	.	. ..		.	.
American International Trust Series III(*)	2019	16	19.03 to 17.40	303 .	1.55 to 0.80	1.27	21.91 to 21.00
.	2018	19	15.61 to 14.38	296 .	1.55 to 0.80	3.13	-13.90 to -14.54
.	2017	19	18.13 to 16.83	341 .	1.55 to 0.80	1.08	31.07 to 30.09
.	2016	27	13.83 to 12.94	373 .	1.55 to 0.80	1.32	2.66 to 1.90
.	2015	28	13.47 to 12.70	371 .	1.55 to 0.80	1.50	-5.30 to -6.01
.	.	.	.	. ..		.	.
Blue Chip Growth Trust Series I(*)	2019	327	79.57 to 35.07	22,593 .	1.75 to 1.40	0.00	27.99 to 27.54
.	2018	367	62.17 to 27.49	19,952 .	1.75 to 1.40	0.02	0.55 to 0.19
.	2017	403	61.83 to 27.44	21,947 .	1.75 to 1.40	0.07	34.39 to 33.93
.	2016	451	46.00 to 20.49	18,476 .	1.75 to 1.40	0.01	-0.59 to -0.94
.	2015	496	46.28 to 20.68	20,528 .	1.75 to 1.40	0.00	9.52 to 9.13
.	.	.	.	. ..		.	.
Blue Chip Growth Trust Series II(*)	2019	357	46.73 to 36.08	17,253 .	1.90 to 1.00	0.00	28.24 to 27.09
.	2018	406	36.77 to 28.13	15,333 .	1.90 to 1.00	0.00	0.76 to -0.15
.	2017	451	36.82 to 27.92	17,067 .	1.90 to 1.00	0.00	34.62 to 33.41
.	2016	517	27.60 to 20.74	14,544 .	1.90 to 1.00	0.00	-0.38 to -1.28
.	2015	593	27.96 to 20.82	16,882 .	1.90 to 1.00	0.00	9.73 to 8.74
.	.	.	.	. ..		.	.
Capital Appreciation Trust Series I(*)	2019	360	30.31 to 28.34	10,828 .	1.75 to 1.40	0.04	31.05 to 30.59
.	2018	417	23.13 to 21.70	9,566 .	1.75 to 1.40	0.26	-2.19 to -2.53
.	2017	467	23.65 to 22.27	10,946 .	1.75 to 1.40	0.06	34.64 to 34.17
.	2016	524	17.56 to 16.60	9,115 .	1.75 to 1.40	0.00	-2.45 to -2.79
.	2015	601	18.01 to 17.07	10,717 .	1.75 to 1.40	0.00	9.91 to 9.52
.	.	.	.	. ..		.	.
Capital Appreciation Trust Series II(*)	2019	188	43.01 to 34.84	8,323 .	1.85 to 1.00	0.01	31.33 to 30.21
.	2018	216	33.03 to 26.53	7,306 .	1.85 to 1.00	0.04	-1.98 to -2.82
.	2017	238	33.99 to 27.07	8,253 .	1.85 to 1.00	0.00	34.85 to 33.72
.	2016	260	25.42 to 20.07	6,721 .	1.85 to 1.00	0.00	-2.25 to -3.07
.	2015	334	26.23 to 20.53	8,894 .	1.85 to 1.00	0.00	10.06 to 9.13
.	.	.	.	. ..		.	.
Capital Appreciation Value Trust Series II(*)	2019	633	28.20 to 26.05	17,554 .	1.90 to 1.00	1.20	22.86 to 21.76
.	2018	699	23.16 to 21.20	15,855 .	1.90 to 1.00	1.85	-0.90 to -1.79
.	2017	1,060	23.58 to 21.39	24,424 .	1.90 to 1.00	1.24	13.85 to 12.83
.	2016	1,137	20.90 to 18.79	23,138 .	1.90 to 1.00	1.12	6.77 to 5.81
.	2015	1,191	19.75 to 17.60	23,420 .	1.90 to 1.00	0.89	4.05 to 3.12
.	.	.	.	. ..		.	.
Core Bond Trust Series I(*)	2019	305	18.53 to 17.60	5,555 .	1.75 to 1.40	2.40	6.82 to 6.45
.	2018	324	17.34 to 16.53	5,523 .	1.75 to 1.40	2.32	-1.98 to -2.32
.	2017	388	17.69 to 16.93	6,754 .	1.75 to 1.40	2.08	1.97 to 1.62
.	2016	420	17.35 to 16.66	7,179 .	1.75 to 1.40	1.95	1.31 to 0.96
.	2015	461	17.13 to 16.50	7,791 .	1.75 to 1.40	2.35	-2.65 to -2.88
.	.	.	.	. ..		.	.
Core Bond Trust Series II(*)	2019	525	17.17 to 13.28	9,004 .	1.85 to 1.00	2.17	6.97 to 6.06
.	2018	587	16.19 to 12.42	9,472 .	1.85 to 1.00	2.13	-1.78 to -2.62
.	2017	767	16.63 to 12.64	12,698 .	1.85 to 1.00	1.84	2.18 to 1.32
.	2016	904	16.41 to 12.37	14,738 .	1.85 to 1.00	1.78	1.52 to 0.66
.	2015	953	16.30 to 12.19	15,376 .	1.85 to 1.00	1.98	-1.72 to -2.50
.	.	.	.	. ..		.	.
DWS Equity 500 Index	2019	51	51.34 to 48.33	2,543 .	1.75 to 1.40	1.67	28.82 to 28.37
.	2018	63	39.85 to 37.65	2,456 .	1.75 to 1.40	1.31	-6.33 to -6.66
.	2017	73	42.55 to 40.34	3,018 .	1.75 to 1.40	1.37	19.38 to 18.97
.	2016	82	35.64 to 33.91	2,840 .	1.75 to 1.40	1.78	9.65 to 9.27
.	2015	98	32.50 to 31.03	3,105 .	1.75 to 1.40	1.37	-0.64 to -0.99
.	.	.	.	. ..		.	.
Emerging Markets Value Trust Series II(*)	2019	330	12.14 to 11.92	3,963 .	1.85 to 1.00	2.95	9.60 to 8.68
.	2018	360	11.08 to 10.96	3,967 .	1.85 to 1.00	2.26	-14.65 to -15.38
.	2017	417	12.98 to 12.96	5,411 .	1.85 to 1.00	4.41	3.81 to 3.66
.	.	.	.	. ..		.	.
Equity Income Trust Series I(*)	2019	345	69.17 to 36.84	21,289 .	1.75 to 1.40	2.04	24.59 to 24.15
.	2018	380	55.52 to 29.68	19,228 .	1.75 to 1.40	1.82	-10.84 to -11.16
.	2017	432	62.27 to 33.40	24,034 .	1.75 to 1.40	2.22	14.68 to 14.28
.	2016	481	54.30 to 29.23	23,463 .	1.75 to 1.40	2.18	17.47 to 17.06
.	2015	543	46.22 to 24.97	22,588 .	1.75 to 1.40	1.87	-8.04 to -8.37
.	.	.	.	. ..		.	.
Equity Income Trust Series II(*)	2019	700	29.86 to 24.08	21,814 .	1.90 to 1.00	1.94	24.92 to 23.80
.	2018	667	24.12 to 19.28	16,696 .	1.90 to 1.00	1.62	-10.66 to -11.46

67 of 75

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2019

7. Unit Values (continued):

		At December 31,			For the years and periods ended December 31,
		Units	Unit Fair Value	Assets	Expense Ratio	Investment	Total Return
Sub-account	Year	(000s)	Highest to Lowest (a)	(000s)	Highest to Lowest (b)	Income Ratio (c)	Highest to Lowest (d)
Equity Income Trust Series II(*)	2017	764	$ 27.25 to $ 21.58	$ 21,572 .	1.90 % to 1.00%	2.02%	14.85 % to 13.83%
.	2016	895	23.94 to 18.79	21,988 .	1.90 to 1.00	2.02	17.73 to 16.67
.	2015	966	20.52 to 15.96	20,286 .	1.90 to 1.00	1.66	-7.84 to -8.67
.	.	.	.	. ..	.		.
Financial Industries Trust Series I(*)	2019	26	27.49 to 25.75	691 .	1.75 to 1.40	4.33	29.96 to 29.50
.	2018	27	21.15 to 19.88	554 .	1.75 to 1.40	1.02	-15.68 to -15.98
.	2017	26	25.09 to 23.66	628 .	1.75 to 1.40	1.19	13.69 to 13.29
.	2016	29	22.07 to 20.89	624 .	1.75 to 1.40	1.52	17.71 to 17.30
.	2015	27	18.75 to 17.81	495 .	1.75 to 1.40	0.98	-4.00 to -4.33
.	.	.	.	. ..	.		.
Financial Industries Trust Series II(*)	2019	105	26.96 to 25.15	2,929 .	1.85 to 1.00	3.79	30.21 to 29.10
.	2018	142	20.88 to 19.31	3,059 .	1.85 to 1.00	1.23	-15.48 to -16.20
.	2017	132	24.91 to 22.85	3,373 .	1.85 to 1.00	0.99	13.88 to 12.92
.	2016	158	22.06 to 20.07	3,572 .	1.85 to 1.00	1.27	18.02 to 17.02
.	2015	153	18.86 to 17.00	2,941 .	1.85 to 1.00	0.72	-3.85 to -4.66
.	.	.	.	. ..	.		.
Fundamental All Cap Core Trust Series II(*)	2019	111	47.65 to 44.95	5,150 .	1.75 to 1.40	0.25	34.29 to 33.82
.	2018	124	35.48 to 33.59	4,277 .	1.75 to 1.40	0.20	-14.55 to -14.85
.	2017	138	41.52 to 39.45	5,581 .	1.75 to 1.40	0.55	25.66 to 25.23
.	2016	163	33.04 to 31.50	5,263 .	1.75 to 1.40	0.18	6.61 to 6.24
.	2015	182	30.99 to 29.65	5,517 .	1.75 to 1.40	0.00	2.39 to 2.03
.	.	.	.	. ..	.		.
Fundamental Large Cap Value Trust Series I(*)	2019	629	30.52 to 19.29	20,206 .	1.75 to 1.00	1.15	34.50 to 33.50
.	2018	707	22.86 to 14.34	16,974 .	1.75 to 1.00	1.07	-17.86 to -18.48
.	2017	793	28.05 to 17.46	23,259 .	1.75 to 1.00	1.61	16.27 to 15.40
.	2016	889	24.30 to 15.02	22,546 .	1.75 to 1.00	2.22	9.08 to 8.26
.	2015	993	22.45 to 13.77	23,196 .	1.75 to 1.00	0.98	-2.09 to -2.83
.	.	.	.	. ..	.		.
Fundamental Large Cap Value Trust Series II(*)	2019	757	29.67 to 17.03	22,347 .	1.85 to 1.00	0.95	34.24 to 33.11
.	2018	887	22.29 to 12.69	19,510 .	1.85 to 1.00	0.88	-18.06 to -18.76
.	2017	975	27.44 to 15.49	26,316 .	1.85 to 1.00	1.39	16.03 to 15.06
.	2016	1,134	23.85 to 13.35	26,562 .	1.85 to 1.00	2.02	8.86 to 7.94
.	2015	1,306	22.10 to 12.26	28,001 .	1.85 to 1.00	0.77	-2.28 to -3.11
.	.	.	.	. ..	.		.
Global Bond Trust Series I(*)	2019	36	38.74 to 23.70	1,331 .	1.75 to 1.40	6.42	4.90 to 4.53
.	2018	39	36.93 to 22.67	1,356 .	1.75 to 1.40	2.70	-3.27 to -3.61
.	2017	43	38.18 to 23.52	1,540 .	1.75 to 1.40	2.28	7.25 to 6.87
.	2016	45	35.60 to 22.01	1,513 .	1.75 to 1.40	0.00	1.62 to 1.26
.	2015	48	35.03 to 21.73	1,545 .	1.75 to 1.40	2.52	-4.84 to -5.17
.	.	.	.	. ..	.		.
Global Bond Trust Series II(*)	2019	321	21.25 to 12.41	6,506 .	1.90 to 1.00	6.18	5.03 to 4.09
.	2018	346	20.42 to 11.82	6,767 .	1.90 to 1.00	2.67	-3.01 to -3.89
.	2017	411	21.24 to 12.18	8,260 .	1.90 to 1.00	1.92	7.40 to 6.45
.	2016	447	19.95 to 11.34	8,269 .	1.90 to 1.00	0.00	1.89 to 0.98
.	2015	481	19.76 to 11.13	8,916 .	1.90 to 1.00	2.56	-4.69 to -5.54
.	.	.	.	. ..	.		.
Global Trust Series I(*)	2019	138	19.68 to 19.48	5,605 .	1.75 to 0.80	2.11	15.12 to 14.03
.	2018	158	17.26 to 16.92	5,577 .	1.75 to 0.80	1.76	-15.18 to -15.98
.	2017	173	20.54 to 19.95	7,176 .	1.75 to 0.80	1.84	17.93 to 16.82
.	2016	193	17.58 to 16.91	6,829 .	1.75 to 0.80	4.53	8.59 to 7.57
.	2015	210	16.34 to 15.57	6,857 .	1.75 to 0.80	1.86	-7.17 to -8.05
.	.	.	.	. ..	.		.
Global Trust Series II(*)	2019	221	21.52 to 14.11	4,881 .	1.90 to 1.00	1.96	14.68 to 13.65
.	2018	250	18.93 to 12.30	4,874 .	1.90 to 1.00	1.55	-15.50 to -16.27
.	2017	281	22.61 to 14.56	6,511 .	1.90 to 1.00	1.70	17.45 to 16.40
.	2016	306	19.42 to 12.39	5,967 .	1.90 to 1.00	4.30	8.15 to 7.18
.	2015	348	18.12 to 11.46	6,297 .	1.90 to 1.00	1.63	-7.54 to -8.37
.	.	.	.	. ..	.		.
Health Sciences Trust Series I(*)	2019	37	88.50 to 82.90	3,205 .	1.75 to 1.40	0.00	26.89 to 26.45
.	2018	42	69.75 to 65.56	2,824 .	1.75 to 1.40	0.00	-0.72 to -1.07
.	2017	53	70.25 to 66.27	3,629 .	1.75 to 1.40	0.00	25.74 to 25.30
.	2016	58	55.87 to 52.89	3,127 .	1.75 to 1.40	0.07	-11.82 to -12.12
.	2015	68	63.36 to 60.19	4,228 .	1.75 to 1.40	0.00	11.13 to 10.74
.	.	.	.	. ..	.		.
Health Sciences Trust Series II(*)	2019	122	86.53 to 38.31	10,454 .	1.90 to 1.00	0.00	27.12 to 25.98
.	2018	148	68.69 to 30.14	10,077 .	1.90 to 1.00	0.00	-0.48 to -1.38
.	2017	165	69.65 to 30.28	11,430 .	1.90 to 1.00	0.00	25.99 to 24.87
.	2016	200	55.78 to 24.04	10,935 .	1.90 to 1.00	0.00	-11.66 to -12.45
.	2015	254	63.71 to 27.21	15,881 .	1.90 to 1.00	0.00	11.38 to 10.38
.	.	.	.	. ..	.		.
High Yield Trust Series I(*)	2019	57	24.28 to 15.70	1,402 .	1.75 to 0.80	5.20	14.74 to 13.66
.	2018	66	21.37 to 13.68	1,434 .	1.75 to 0.80	5.80	-3.79 to -4.70
.	2017	73	22.42 to 14.22	1,663 .	1.75 to 0.80	5.18	6.65 to 5.64
.	2016	83	21.22 to 13.34	1,779 .	1.75 to 0.80	6.75	15.34 to 14.25
.	2015	98	18.58 to 11.56	1,843 .	1.75 to 0.80	7.19	-9.05 to -9.91
.	.	.	.	. ..	.		.
High Yield Trust Series II(*)	2019	186	27.34 to 16.21	4,853 .	1.90 to 1.00	4.93	14.35 to 13.32
.	2018	211	24.33 to 14.18	4,870 .	1.85 to 1.00	5.55	-4.12 to -4.94

68 of 75

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2019

7. Unit Values (continued):

		At December 31,			For the years and periods ended December 31,
		Units	Unit Fair Value	Assets	Expense Ratio	Investment	Total Return
Sub-account	Year	(000s)	Highest to Lowest (a)	(000s)	Highest to Lowest (b)	Income Ratio (c)	Highest to Lowest (d)
High Yield Trust Series II(*)	2017	251	$ 25.39 to $ 14.79	$ 6,102 .	1.90 % to 1.00%	4.94%	6.07 % to 5.12%
.	2016	288	24.16 to 13.94	6,630 .	1.90 to 1.00	6.55	15.00 to 13.97
.	2015	331	21.34 to 12.12	6,500 .	1.85 to 1.00	6.75	-9.46 to -10.22
.	.	.	.	. ..		.	.
International Equity Index Series I(*)	2019	40	17.08 to 16.66	677 .	1.75 to 1.40	2.54	19.68 to 19.27
.	2018	40	14.27 to 13.97	570 .	1.75 to 1.40	2.32	-15.30 to -15.59
.	2017	47	16.85 to 16.55	794 .	1.75 to 1.40	2.11	25.54 to 25.10
.	2016	52	13.42 to 13.23	692 .	1.75 to 1.40	2.58	3.00 to 2.64
.	2015	58	13.03 to 12.89	751 .	1.75 to 1.40	2.12	-7.22 to -7.55
.	.	.	.	. ..		.	.
International Equity Index Series II(*)	2019	249	16.90 to 16.30	4,145 .	1.85 to 1.00	2.75	19.91 to 18.89
.	2018	168	14.10 to 13.71	2,346 .	1.85 to 1.00	2.08	-15.13 to -15.85
.	2017	190	16.61 to 16.29	3,141 .	1.85 to 1.00	2.04	25.78 to 24.72
.	2016	185	13.21 to 13.07	2,439 .	1.85 to 1.00	2.43	3.20 to 2.33
.	2015	202	12.80 to 12.77	2,606 .	1.85 to 1.00	2.14	-7.05 to -7.84
.	.	.	.	. ..		.	.
International Equity Index Series NAV(*)	2019	78	13.88 to 13.11	1,057 .	1.85 to 1.40	2.47	19.75 to 19.22
.	2018	85	11.59 to 10.99	963 .	1.85 to 1.40	2.31	-15.30 to -15.69
.	2017	93	13.68 to 13.04	1,244 .	1.85 to 1.40	2.25	25.68 to 25.12
.	2016	96	10.89 to 10.42	1,027 .	1.85 to 1.40	2.65	2.98 to 2.52
.	2015	109	10.57 to 10.17	1,127 .	1.85 to 1.40	2.28	-7.11 to -7.53
.	.	.	.	. ..		.	.
International Small Company Trust Series I(*)	2019	62	21.78 to 21.02	1,351 .	1.75 to 1.40	2.14	20.90 to 20.48
.	2018	70	18.01 to 17.45	1,264 .	1.75 to 1.40	1.24	-21.21 to -21.49
.	2017	76	22.86 to 22.22	1,727 .	1.75 to 1.40	1.40	27.66 to 27.22
.	2016	83	17.91 to 17.47	1,477 .	1.75 to 1.40	1.89	3.44 to 3.08
.	2015	95	17.31 to 16.95	1,637 .	1.75 to 1.40	1.80	5.06 to 4.70
.	.	.	.	. ..		.	.
International Small Company Trust Series II(*)	2019	132	20.38 to 19.86	2,785 .	1.85 to 1.00	1.77	21.14 to 20.11
.	2018	149	16.97 to 16.40	2,597 .	1.85 to 1.00	1.17	-21.07 to -21.74
.	2017	165	21.69 to 20.77	3,663 .	1.85 to 1.00	1.25	27.89 to 26.81
.	2016	172	17.10 to 16.24	2,987 .	1.85 to 1.00	1.70	3.66 to 2.78
.	2015	203	16.64 to 15.67	3,425 .	1.85 to 1.00	1.63	5.33 to 4.44
.	.	.	.	. ..		.	.
International Value Trust Series I(*)	2019	177	20.74 to 19.41	3,641 .	1.75 to 1.40	2.73	10.77 to 10.38
.	2018	196	18.72 to 17.59	3,629 .	1.75 to 1.40	2.33	-16.22 to -16.52
.	2017	234	21.07 to 15.20	5,172 .	1.75 to 1.00	1.79	15.98 to 15.12
.	2016	262	18.30 to 13.10	5,003 .	1.75 to 1.00	2.52	11.12 to 10.29
.	2015	227	17.48 to 16.59	3,921 .	1.75 to 1.40	1.79	-9.10 to -9.41
.	.	.	.	. ..		.	.
International Value Trust Series II(*)	2019	261	21.27 to 15.24	5,779 .	1.85 to 1.00	2.53	11.01 to 10.08
.	2018	287	19.32 to 13.72	5,778 .	1.85 to 1.00	2.20	-16.02 to -16.74
.	2017	329	23.20 to 16.34	7,928 .	1.85 to 1.00	1.62	15.72 to 14.74
.	2016	367	20.22 to 14.12	7,666 .	1.85 to 1.00	2.14	10.83 to 9.89
.	2015	362	18.40 to 12.74	6,772 .	1.85 to 1.00	1.46	-8.86 to -9.64
.	.	.	.	. ..		.	.
Investment Quality Bond Trust Series I(*)	2019	80	23.44 to 18.83	2,426 .	1.75 to 0.80	2.46	8.49 to 7.47
.	2018	92	21.81 to 17.36	2,558 .	1.75 to 0.80	2.70	-1.61 to -2.55
.	2017	99	22.38 to 17.64	2,868 .	1.75 to 0.80	2.62	3.77 to 2.79
.	2016	115	21.77 to 17.00	3,252 .	1.75 to 0.80	2.17	3.46 to 2.48
.	2015	125	21.24 to 16.43	3,435 .	1.75 to 0.80	1.80	-1.61 to -2.54
.	.	.	.	. ..		.	.
Investment Quality Bond Trust Series II(*)	2019	701	19.97 to 13.91	13,847 .	1.85 to 1.00	2.29	8.06 to 7.15
.	2018	708	18.64 to 12.87	12,992 .	1.85 to 1.00	2.52	-1.92 to -2.75
.	2017	791	19.17 to 13.12	14,907 .	1.85 to 1.00	2.37	3.27 to 2.40
.	2016	826	18.72 to 12.71	15,227 .	1.85 to 1.00	1.96	3.05 to 2.17
.	2015	903	18.32 to 12.33	16,298 .	1.85 to 1.00	1.59	-2.00 to -2.83
.	.	.	.	. ..		.	.
Lifestyle Aggressive Portfolio Series I(*)	2019	61	18.85 to 18.46	1,152 .	1.75 to 1.40	1.48	25.24 to 24.80
.	2018	71	15.05 to 14.79	1,057 .	1.75 to 1.40	1.63	-10.12 to -10.44
.	2017	81	16.75 to 16.51	1,348 .	1.75 to 1.40	1.57	20.10 to 19.68
.	2016	88	13.94 to 13.80	1,222 .	1.75 to 1.40	1.67	8.03 to 7.65
.	2015	101	12.91 to 12.82	1,294 .	1.75 to 1.40	1.66	-2.92 to -3.26
.	.	.	.	. ..		.	.
Lifestyle Aggressive Portfolio Series II(*)	2019	603	19.08 to 18.12	11,174 .	1.85 to 1.00	1.21	25.52 to 24.46
.	2018	795	15.20 to 14.56	11,794 .	1.85 to 1.00	1.43	-9.96 to -10.73
.	2017	856	16.88 to 16.31	14,182 .	1.85 to 1.00	1.41	20.36 to 19.34
.	2016	981	14.03 to 13.67	13,553 .	1.85 to 1.00	1.52	8.26 to 7.34
.	2015	1,018	12.96 to 12.73	13,054 .	1.85 to 1.00	1.54	-2.73 to -3.56
.	.	.	.	. ..		.	.
Lifestyle Balanced Portfolio Series I(*)	2019	475	17.14 to 16.18	7,881 .	1.75 to 0.80	1.91	16.80 to 15.69
.	2018	534	14.68 to 13.98	7,615 .	1.75 to 0.80	2.12	-5.13 to -6.03
.	2017	632	15.47 to 14.88	9,559 .	1.75 to 0.80	1.99	11.42 to 10.37
.	2016	969	13.88 to 13.48	13,205 .	1.75 to 0.80	2.19	5.26 to 4.27
.	2015	1,068	13.19 to 12.93	13,907 .	1.75 to 0.80	2.31	-0.75 to -1.69
.	.	.	.	. ..		.	.
Lifestyle Balanced Portfolio Series II(*)	2019	18,135	18.11 to 17.40	306,998 .	2.00 to 0.35	1.68	17.15 to 15.23
.	2018	20,727	15.72 to 14.85	302,681 .	2.00 to 0.35	2.02	-4.96 to -6.52

69 of 75

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2019

7. Unit Values (continued):

		At December 31,			For the years and periods ended December 31,
		Units	Unit Fair Value	Assets	Expense Ratio	Investment	Total Return
Sub-account	Year	(000s)	Highest to Lowest (a)	(000s)	Highest to Lowest (b)	Income Ratio (c)	Highest to Lowest (d)
Lifestyle Balanced Portfolio Series II(*)	2017	23,593	$ 16.82 to $ 15.63	$ 366,764 .	2.00 % to 0.35%	1.94%	11.77 % to 9.94%
.	2016	26,359	15.29 to 13.98	372,542 .	2.00 to 0.35	2.01	5.52 to 3.79
.	2015	29,232	14.74 to 13.25	398,946 .	2.00 to 0.35	2.10	-0.57 to -2.20
.	.	.	.	. ..		.	.
Lifestyle Conservative Portfolio Series I(*)	2019	159	15.55 to 14.68	2,421 .	1.75 to 0.80	2.10	11.56 to 10.51
.	2018	178	13.94 to 13.28	2,460 .	1.75 to 0.80	2.23	-2.76 to -3.68
.	2017	237	14.33 to 13.79	3,367 .	1.75 to 0.80	2.45	6.11 to 5.11
.	2016	263	13.51 to 13.12	3,477 .	1.75 to 0.80	2.67	3.56 to 2.58
.	2015	280	13.04 to 12.79	3,592 .	1.75 to 0.80	2.64	-0.63 to -1.57
.	.	.	.	. ..		.	.
Lifestyle Conservative Portfolio Series II(*)	2019	3,916	15.78 to 15.30	59,144 .	2.00 to 0.35	1.92	11.83 to 10.00
.	2018	4,327	14.11 to 13.91	59,062 .	2.00 to 0.35	2.16	-2.51 to -4.11
.	2017	4,915	14.50 to 14.47	69,706 .	2.00 to 0.35	2.18	6.37 to 4.63
.	2016	5,659	13.86 to 13.61	76,609 .	2.00 to 0.35	2.39	3.81 to 2.11
.	2015	6,357	13.58 to 13.11	84,200 .	2.00 to 0.35	2.33	-0.38 to -2.01
.	.	.	.	. ..		.	.
Lifestyle Growth Portfolio Series I(*)	2019	565	18.26 to 17.23	9,955 .	1.75 to 0.80	1.79	20.49 to 19.35
.	2018	600	15.15 to 14.44	8,815 .	1.75 to 0.80	2.13	-6.87 to -7.75
.	2017	620	16.27 to 15.65	9,844 .	1.75 to 0.80	1.82	15.21 to 14.13
.	2016	673	14.12 to 13.72	9,328 .	1.75 to 0.80	1.88	6.38 to 5.37
.	2015	730	13.27 to 13.02	9,557 .	1.75 to 0.80	2.21	-0.91 to -1.85
.	.	.	.	. ..		.	.
Lifestyle Growth Portfolio Series II(*)	2019	35,216	20.20 to 18.54	641,638 .	2.00 to 0.35	1.56	20.78 to 18.80
.	2018	40,408	17.00 to 15.35	615,237 .	2.00 to 0.35	1.84	-6.64 to -8.18
.	2017	46,204	18.51 to 16.44	763,008 .	2.00 to 0.35	2.07	15.49 to 13.61
.	2016	38,102	16.30 to 14.23	552,007 .	2.00 to 0.35	1.81	6.64 to 4.90
.	2015	38,175	15.53 to 13.35	526,704 .	2.00 to 0.35	1.93	-0.60 to -2.23
.	.	.	.	. ..		.	.
Lifestyle Growth Portfolio Series NAV(*)	2019	19	14.25 to 14.13	263 .	1.60 to 1.20	1.91	20.07 to 19.59
.	2018	19	11.87 to 11.81	225 .	1.60 to 1.20	2.20	-7.20 to -7.57
.	2017	19	12.79 to 12.78	248 .	1.60 to 1.20	10.67	2.33 to 2.26
.	.	.	.	. ..		.	.
Lifestyle Moderate Portfolio Series I(*)	2019	167	16.59 to 15.66	2,673 .	1.75 to 0.80	1.96	15.04 to 13.96
.	2018	188	14.42 to 13.74	2,620 .	1.75 to 0.80	2.17	-4.35 to -5.26
.	2017	204	15.07 to 14.50	2,998 .	1.75 to 0.80	2.28	9.55 to 8.52
.	2016	215	13.76 to 13.36	2,902 .	1.75 to 0.80	2.26	4.66 to 3.67
.	2015	270	13.15 to 12.89	3,505 .	1.75 to 0.80	2.35	-0.70 to -1.64
.	.	.	.	. ..		.	.
Lifestyle Moderate Portfolio Series II(*)	2019	6,049	17.26 to 16.85	98,685 .	2.00 to 0.35	1.76	15.31 to 13.43
.	2018	6,881	15.22 to 14.61	98,358 .	2.00 to 0.35	2.05	-4.11 to -5.69
.	2017	8,071	16.14 to 15.24	121,951 .	2.00 to 0.35	1.99	9.89 to 8.10
.	2016	9,304	14.93 to 13.87	129,752 .	2.00 to 0.35	2.12	4.91 to 3.20
.	2015	10,422	14.47 to 13.22	141,009 .	2.00 to 0.35	2.16	-0.45 to -2.08
.	.	.	.	. ..		.	.
Managed Volatility Aggressive Portfolio Series I(*)	2019	21	28.48 to 21.16	572 .	1.75 to 1.40	1.37	19.11 to 18.69
.	2018	21	23.91 to 17.83	486 .	1.75 to 1.40	1.97	-9.74 to -10.06
.	2017	23	26.49 to 19.82	573 .	1.75 to 1.40	1.74	21.12 to 20.70
.	2016	22	21.87 to 16.42	461 .	1.75 to 1.40	1.67	0.54 to 0.19
.	2015	23	21.75 to 16.39	478 .	1.75 to 1.40	1.72	-7.16 to -7.48
.	.	.	.	. ..		.	.
Managed Volatility Aggressive Portfolio Series II(*)	2019	147	25.75 to 19.68	4,015 .	1.85 to 1.00	1.13	19.43 to 18.42
.	2018	163	21.74 to 16.48	3,757 .	1.85 to 1.00	1.52	-9.53 to -10.30
.	2017	220	24.24 to 18.21	5,636 .	1.85 to 1.00	1.47	21.35 to 20.33
.	2016	262	20.14 to 15.01	5,529 .	1.85 to 1.00	1.53	0.65 to -0.20
.	2015	279	20.18 to 14.91	5,851 .	1.85 to 1.00	1.54	-6.99 to -7.78
.	.	.	.	. ..		.	.
Managed Volatility Balanced Portfolio Series I(*)	2019	255	23.89 to 21.03	7,135 .	1.75 to 0.80	2.01	16.98 to 15.88
.	2018	266	20.62 to 17.98	6,385 .	1.75 to 0.80	2.15	-5.65 to -6.54
.	2017	318	22.06 to 19.05	8,081 .	1.75 to 0.80	2.10	13.23 to 12.16
.	2016	369	19.67 to 16.83	8,322 .	1.75 to 0.80	2.05	3.96 to 2.98
.	2015	422	19.10 to 16.19	9,273 .	1.75 to 0.80	2.37	-3.03 to -3.95
.	.	.	.	. ..		.	.
Managed Volatility Balanced Portfolio Series II(*)	2019	8,661	25.03 to 20.76	198,055 .	1.90 to 0.35	1.74	17.32 to 15.51
.	2018	10,029	21.67 to 17.69	197,038 .	1.90 to 0.35	1.99	-5.37 to -6.83
.	2017	11,513	23.26 to 18.70	241,590 .	1.90 to 0.35	1.95	13.43 to 11.69
.	2016	12,927	20.83 to 16.48	242,464 .	1.90 to 0.35	1.85	4.25 to 2.65
.	2015	14,249	20.29 to 15.81	259,652 .	1.90 to 0.35	2.12	-2.73 to -4.23
.	.	.	.	. ..		.	.
Managed Volatility Conservative Portfolio Series I(*)	2019	55	23.96 to 19.86	1,668 .	1.75 to 0.80	2.34	12.48 to 11.42
.	2018	58	21.51 to 17.66	1,532 .	1.75 to 0.80	2.44	-2.96 to -3.89
.	2017	67	22.38 to 18.19	1,870 .	1.75 to 0.80	2.27	6.96 to 5.95
.	2016	86	21.12 to 17.01	2,220 .	1.75 to 0.80	2.36	3.75 to 2.77
.	2015	91	20.55 to 16.40	2,282 .	1.75 to 0.80	2.43	-0.75 to -1.69
.	.	.	.	. ..		.	.
Managed Volatility Conservative Portfolio Series II(*)	2019	2,165	21.57 to 20.09	43,186 .	1.90 to 0.35	2.18	12.78 to 11.05
.	2018	2,410	19.43 to 17.82	43,187 .	1.90 to 0.35	2.25	-2.74 to -4.24
.	2017	2,898	20.29 to 18.32	54,208 .	1.90 to 0.35	2.22	7.29 to 5.65
.	2016	3,300	19.20 to 17.07	58,550 .	1.90 to 0.35	2.13	3.95 to 2.35

70 of 75

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2019

7. Unit Values (continued):

		At December 31,			For the years and periods ended December 31,
		Units	Unit Fair Value	Assets	Expense Ratio	Investment	Total Return
Sub-account	Year	(000s)	Highest to Lowest (a)	(000s)	Highest to Lowest (b)	Income Ratio (c)	Highest to Lowest (d)
Managed Volatility Conservative Portfolio Series II(*)	2015	3,577	$ 18.76 to $ 13.17	$ 63,464 .	1.90 % to 1.00%	2.23%	-1.15 % to -2.03%
.	.	.	.	. ..		.	.
Managed Volatility Growth Portfolio Series I(*)	2019	154	22.27 to 21.02	4,177 .	1.75 to 0.80	1.74	18.60 to 17.48
.	2018	165	18.96 to 17.72	3,775 .	1.75 to 0.80	2.05	-7.29 to -8.17
.	2017	180	20.65 to 19.11	4,519 .	1.75 to 0.80	1.96	17.65 to 16.54
.	2016	202	17.72 to 16.25	4,326 .	1.75 to 0.80	1.89	2.52 to 1.55
.	2015	212	17.45 to 15.85	4,447 .	1.75 to 0.80	2.00	-5.29 to -6.19
.	.	.	.	. ..		.	.
Managed Volatility Growth Portfolio Series II(*)	2019	9,391	20.60 to 18.10	221,165 .	2.00 to 0.35	1.50	18.90 to 16.95
.	2018	10,851	17.33 to 15.48	216,439 .	2.00 to 0.35	1.83	-7.03 to -8.56
.	2017	12,507	18.63 to 16.93	270,531 .	2.00 to 0.35	1.76	17.94 to 16.01
.	2016	13,685	15.80 to 14.59	253,367 .	2.00 to 0.35	1.62	2.78 to 1.10
.	2015	15,417	15.37 to 14.43	279,176 .	2.00 to 0.35	1.88	-5.15 to -6.70
.	.	.	.	. ..		.	.
Managed Volatility Moderate Portfolio Series I(*)	2019	91	24.77 to 21.54	2,757 .	1.75 to 0.80	2.06	15.79 to 14.70
.	2018	107	21.59 to 18.60	2,867 .	1.75 to 0.80	2.21	-4.76 to -5.66
.	2017	138	22.89 to 19.53	3,901 .	1.75 to 0.80	2.44	10.99 to 9.94
.	2016	144	20.82 to 17.60	3,620 .	1.75 to 0.80	2.09	4.46 to 3.47
.	2015	183	20.12 to 16.84	4,261 .	1.75 to 0.80	2.46	-1.70 to -2.63
.	.	.	.	. ..		.	.
Managed Volatility Moderate Portfolio Series II(*)	2019	3,418	31.18 to 24.14	74,347 .	1.90 to 0.45	1.84	15.90 to 14.24
.	2018	4,000	26.90 to 21.13	75,444 .	1.90 to 0.45	2.14	-4.56 to -5.94
.	2017	4,551	28.18 to 22.47	91,351 .	1.90 to 0.45	2.00	11.15 to 9.56
.	2016	5,330	25.36 to 20.51	98,063 .	1.90 to 0.45	1.89	4.65 to 3.14
.	2015	5,793	24.23 to 19.88	105,231 .	1.90 to 0.45	2.23	-1.57 to -2.98
.	.	.	.	. ..		.	.
Mid Cap Index Trust Series I(*)	2019	95	44.88 to 38.11	4,526 .	1.75 to 0.80	1.11	24.59 to 23.41
.	2018	110	36.37 to 30.59	4,204 .	1.75 to 0.80	1.09	-12.17 to -13.00
.	2017	120	41.80 to 34.82	5,263 .	1.75 to 0.80	0.76	14.89 to 13.81
.	2016	34	38.99 to 36.73	1,292 .	1.75 to 1.40	1.19	18.44 to 18.03
.	2015	39	32.92 to 31.12	1,275 .	1.75 to 1.40	0.97	-3.95 to -4.28
.	.	.	.	. ..		.	.
Mid Cap Index Trust Series II(*)	2019	240	40.04 to 25.67	9,779 .	1.85 to 1.00	0.93	24.19 to 23.13
.	2018	263	32.52 to 20.67	8,679 .	1.85 to 1.00	0.87	-12.54 to -13.29
.	2017	300	37.50 to 23.64	11,428 .	1.85 to 1.00	0.29	14.36 to 13.40
.	2016	292	33.07 to 20.67	9,570 .	1.85 to 1.00	0.98	18.73 to 17.72
.	2015	325	28.09 to 17.41	9,057 .	1.85 to 1.00	0.80	-3.77 to -4.58
.	.	.	.	. ..		.	.
Mid Cap Stock Trust Series I(*)	2019	153	43.20 to 33.33	6,668 .	1.75 to 0.80	0.00	33.45 to 32.19
.	2018	175	32.68 to 24.97	5,763 .	1.75 to 0.80	0.00	-2.35 to -3.28
.	2017	193	33.79 to 25.57	6,549 .	1.75 to 0.80	0.00	27.52 to 26.32
.	2016	226	26.75 to 20.05	6,046 .	1.75 to 0.80	0.00	-0.21 to -1.16
.	2015	258	27.06 to 20.10	6,958 .	1.75 to 0.80	0.00	2.18 to 1.21
.	.	.	.	. ..		.	.
Mid Cap Stock Trust Series II(*)	2019	218	50.52 to 30.69	11,414 .	1.90 to 1.00	0.00	32.91 to 31.72
.	2018	250	38.35 to 23.09	9,878 .	1.90 to 1.00	0.00	-2.69 to -3.57
.	2017	294	39.77 to 23.73	11,993 .	1.90 to 1.00	0.00	26.99 to 25.85
.	2016	329	31.60 to 18.69	10,556 .	1.90 to 1.00	0.00	-0.59 to -1.48
.	2015	389	32.08 to 18.80	12,434 .	1.90 to 1.00	0.00	1.73 to 0.81
.	.	.	.	. ..		.	.
Mid Value Trust Series I(*)	2019	47	35.94 to 34.14	1,657 .	1.75 to 1.40	1.03	17.88 to 17.46
.	2018	65	30.49 to 29.06	1,952 .	1.75 to 1.40	0.71	-12.09 to -12.40
.	2017	93	34.68 to 33.18	3,176 .	1.75 to 1.40	0.97	9.89 to 9.50
.	2016	105	31.56 to 30.30	3,278 .	1.75 to 1.40	1.16	22.30 to 21.87
.	2015	109	25.81 to 24.86	2,776 .	1.75 to 1.40	1.09	-4.78 to -5.11
.	.	.	.	. ..		.	.
Mid Value Trust Series II(*)	2019	204	32.92 to 15.27	7,000 .	1.85 to 1.35	0.89	17.56 to 16.97
.	2018	223	28.15 to 12.99	6,497 .	1.85 to 1.35	0.56	-12.13 to -12.57
.	2017	259	32.19 to 14.78	8,621 .	1.85 to 1.35	0.76	9.17 to 6.69
.	2016	293	31.08 to 29.49	8,910 .	1.85 to 1.40	0.93	22.05 to 21.51
.	2015	315	25.46 to 24.27	7,885 .	1.85 to 1.40	0.84	-4.98 to -5.41
.	.	.	.	. ..		.	.
Money Market Trust Series I(*)	2019	116	11.76 to 11.56	1,724 .	1.75 to 1.00	1.93	0.92 to 0.17
.	2018	131	11.65 to 11.54	1,934 .	1.75 to 1.00	1.52	0.53 to -0.23
.	2017	148	11.59 to 11.56	2,182 .	1.75 to 1.00	0.58	-0.41 to -1.15
.	2016	179	11.70 to 11.64	2,621 .	1.75 to 1.00	0.07	-0.92 to -1.66
.	2015	195	11.90 to 11.75	2,922 .	1.75 to 1.00	0.00	-0.99 to -1.73
.	.	.	.	. ..		.	.
Money Market Trust Series II(*)	2019	791	12.05 to 10.75	9,012 .	1.85 to 1.00	1.73	0.72 to -0.13
.	2018	904	11.97 to 10.68	10,258 .	1.90 to 1.00	1.31	0.32 to -0.58
.	2017	1,128	11.93 to 10.74	12,796 .	1.90 to 1.00	0.38	-0.61 to -1.49
.	2016	1,343	12.00 to 10.90	15,410 .	1.90 to 1.00	0.00	-1.00 to -1.88
.	2015	1,565	12.12 to 11.11	18,239 .	1.90 to 1.00	0.00	-0.99 to -1.88
.	.	.	.	. ..		.	.
Money-Market Trust Series NAV(*)	2019	55	12.39 to 12.24	675 .	1.75 to 1.40	2.00	0.57 to 0.22
.	2018	74	12.32 to 12.21	902 .	1.75 to 1.40	1.58	0.17 to -0.18
.	2017	83	12.30 to 12.23	1,023 .	1.75 to 1.40	0.63	-0.75 to -1.10
.	2016	89	12.40 to 12.37	1,096 .	1.75 to 1.40	0.15	-0.83 to -1.06

71 of 75

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2019

7. Unit Values (continued):

		At December 31,			For the years and periods ended December 31,
		Units	Unit Fair Value	Assets	Expense Ratio	Investment	Total Return
Sub-account	Year	(000s)	Highest to Lowest (a)	(000s)	Highest to Lowest (b)	Income Ratio (c)	Highest to Lowest (d)
.	.	.	.	. ..		.	.
Mutual Shares Trust Series I(*)	2019	25	$ 22.90 to $ 20.95	$ 566 .	1.55 % to 0.80%	1.89%	22.14 % to 21.23%
.	2018	30	18.75 to 17.28	557 .	1.55 to 0.80	1.31	-9.69 to -10.37
.	2017	31	20.76 to 19.28	640 .	1.55 to 0.80	5.65	7.46 to 6.66
.	2016	39	19.32 to 18.08	749 .	1.55 to 0.80	6.62	15.78 to 14.91
.	2015	44	16.69 to 15.73	720 .	1.55 to 0.80	2.07	-5.44 to -6.15
.	.	.	.	. ..		.	.
PIMCO All Asset	2019	42	21.83 to 20.35	917 .	1.85 to 1.40	2.59	9.89 to 9.40
.	2018	49	19.87 to 18.60	980 .	1.85 to 1.40	2.68	-6.91 to -7.33
.	2017	69	21.34 to 20.07	1,459 .	1.85 to 1.40	4.27	11.62 to 11.12
.	2016	75	19.12 to 18.06	1,406 .	1.85 to 1.40	2.05	11.02 to 10.52
.	2015	120	17.22 to 16.34	2,013 .	1.85 to 1.40	2.89	-10.58 to -10.98
.	.	.	.	. ..		.	.
Real Estate Securities Trust Series I(*)	2019	26	67.44 to 61.89	1,745 .	1.75 to 1.40	2.10	27.60 to 27.16
.	2018	29	52.85 to 48.67	1,524 .	1.75 to 1.40	1.65	-4.81 to -5.15
.	2017	38	55.52 to 51.32	2,076 .	1.75 to 1.40	0.52	4.76 to 4.40
.	2016	42	53.00 to 49.15	2,158 .	1.75 to 1.40	3.36	5.43 to 5.07
.	2015	44	50.27 to 46.78	2,187 .	1.75 to 1.40	1.78	1.25 to 0.89
.	.	.	.	. ..		.	.
Real Estate Securities Trust Series II(*)	2019	120	50.07 to 22.61	5,862 .	1.85 to 1.00	1.88	27.80 to 26.72
.	2018	134	39.51 to 17.70	5,149 .	1.85 to 1.00	1.61	-4.61 to -5.42
.	2017	159	41.77 to 18.55	6,455 .	1.85 to 1.00	0.34	5.00 to 4.12
.	2016	186	40.12 to 17.67	7,197 .	1.85 to 1.00	3.10	5.63 to 4.74
.	2015	212	38.31 to 16.72	7,870 .	1.85 to 1.00	1.67	1.45 to 0.59
.	.	.	.	. ..		.	.
Science & Technology Trust Series I(*)	2019	175	54.12 to 18.18	7,521 .	1.75 to 1.40	0.12	36.14 to 35.66
.	2018	193	39.75 to 13.40	6,137 .	1.75 to 1.40	0.00	-2.00 to -2.34
.	2017	205	40.56 to 13.72	6,883 .	1.75 to 1.40	0.05	39.18 to 38.69
.	2016	249	29.15 to 9.89	6,068 .	1.75 to 1.40	0.00	6.88 to 6.51
.	2015	284	27.27 to 9.29	6,478 .	1.75 to 1.40	0.00	5.21 to 4.84
.	.	.	.	. ..		.	.
Science & Technology Trust Series II(*)	2019	162	53.59 to 42.48	8,831 .	1.90 to 1.00	0.00	36.37 to 35.15
.	2018	172	39.65 to 31.15	6,953 .	1.90 to 1.00	0.00	-1.78 to -2.66
.	2017	206	40.74 to 31.72	8,591 .	1.90 to 1.00	0.00	39.42 to 38.17
.	2016	209	29.48 to 22.75	6,247 .	1.90 to 1.00	0.00	7.08 to 6.12
.	2015	228	27.78 to 21.25	6,379 .	1.90 to 1.00	0.00	5.43 to 4.49
.	.	.	.	. ..		.	.
Select Bond Trust Series I(*)	2019	48	15.17 to 14.27	725 .	1.55 to 0.80	2.52	8.08 to 7.27
.	2018	52	14.04 to 13.30	716 .	1.55 to 0.80	2.79	-1.23 to -1.97
.	2017	56	14.21 to 13.57	790 .	1.55 to 0.80	2.66	2.85 to 2.08
.	2016	65	13.82 to 13.29	896 .	1.55 to 0.80	2.91	2.24 to 1.48
.	2015	66	13.52 to 13.10	884 .	1.55 to 0.80	2.87	-0.55 to -1.30
.	.	.	.	. ..		.	.
Select Bond Trust Series II(*)	2019	3,893	13.85 to 13.02	54,109 .	2.00 to 1.00	2.36	7.65 to 6.58
.	2018	4,424	12.87 to 12.22	57,517 .	2.00 to 1.00	2.56	-1.62 to -2.61
.	2017	4,728	13.08 to 12.54	62,754 .	2.00 to 1.00	2.56	2.43 to 1.42
.	2016	4,886	12.77 to 12.37	63,615 .	2.00 to 1.00	2.65	1.83 to 0.82
.	2015	5,035	12.54 to 12.27	64,720 .	2.00 to 1.00	2.59	-0.95 to -1.94
.	.	.	.	. ..		.	.
Short Term Government Income Trust Series I(*)	2019	177	12.31 to 11.90	2,153 .	1.75 to 1.40	1.63	1.95 to 1.59
.	2018	200	12.07 to 11.71	2,386 .	1.75 to 1.40	1.99	-0.57 to -0.92
.	2017	218	12.14 to 11.82	2,616 .	1.75 to 1.40	1.32	-0.83 to -1.17
.	2016	231	12.24 to 11.96	2,816 .	1.75 to 1.40	1.58	-0.83 to -1.17
.	2015	245	12.34 to 12.10	3,010 .	1.75 to 1.40	1.67	-0.76 to -1.10
.	.	.	.	. ..		.	.
Short Term Government Income Trust Series II(*)	2019	236	12.20 to 11.56	2,787 .	1.85 to 1.00	1.38	2.15 to 1.29
.	2018	327	11.95 to 11.41	3,814 .	1.85 to 1.00	1.78	-0.37 to -1.22
.	2017	349	11.99 to 11.55	4,108 .	1.85 to 1.00	1.13	-0.63 to -1.47
.	2016	344	12.07 to 11.72	4,094 .	1.85 to 1.00	1.22	-0.55 to -1.39
.	2015	476	12.13 to 11.89	5,729 .	1.85 to 1.00	1.69	-0.64 to -1.48
.	.	.	.	. ..		.	.
Small Cap Index Trust Series I(*)	2019	7	36.12 to 34.80	245 .	1.75 to 1.40	1.02	23.31 to 22.87
.	2018	6	29.29 to 28.32	170 .	1.75 to 1.40	0.92	-12.66 to -12.97
.	2017	7	33.54 to 32.54	228 .	1.75 to 1.40	0.44	12.80 to 12.41
.	2016	8	29.73 to 28.95	228 .	1.75 to 1.40	1.04	19.29 to 18.88
.	2015	14	24.92 to 24.35	346 .	1.75 to 1.40	0.87	-5.90 to -6.23
.	.	.	.	. ..		.	.
Small Cap Index Trust Series II(*)	2019	145	36.90 to 34.08	5,222 .	1.85 to 1.40	0.77	23.04 to 22.49
.	2018	163	29.99 to 27.83	4,805 .	1.85 to 1.40	0.71	-12.79 to -13.18
.	2017	184	34.39 to 32.05	6,203 .	1.85 to 1.40	0.25	12.60 to 12.09
.	2016	209	30.54 to 28.59	6,275 .	1.85 to 1.40	0.96	19.03 to 18.49
.	2015	218	25.66 to 24.13	5,515 .	1.85 to 1.40	0.76	-6.12 to -6.54
.	.	.	.	. ..		.	.
Small Cap Opportunities Trust Series I(*)	2019	54	42.37 to 39.97	2,263 .	1.75 to 1.40	0.39	23.79 to 23.36
.	2018	66	34.23 to 32.40	2,249 .	1.75 to 1.40	0.41	-15.05 to -15.35
.	2017	74	40.29 to 38.28	2,949 .	1.75 to 1.40	0.42	9.53 to 9.15
.	2016	80	36.79 to 35.07	2,910 .	1.75 to 1.40	0.46	17.81 to 17.39
.	2015	88	31.23 to 29.87	2,727 .	1.75 to 1.40	0.07	-6.48 to -6.81

72 of 75

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2019

7. Unit Values (continued):

		At December 31,			For the years and periods ended December 31,
		Units	Unit Fair Value	Assets	Expense Ratio	Investment	Total Return
Sub-account	Year	(000s)	Highest to Lowest (a)	(000s)	Highest to Lowest (b)	Income Ratio (c)	Highest to Lowest (d)
.	.	.	.	. ..		.	.
Small Cap Opportunities Trust Series II(*)	2019	140	$ 38.17 to $ 23.13	$ 5,634 .	1.85 % to 1.00%	0.16%	24.01 % to 22.96%
.	2018	166	31.04 to 18.65	5,417 .	1.85 to 1.00	0.24	-14.88 to -15.61
.	2017	175	36.78 to 21.91	6,718 .	1.85 to 1.00	0.24	9.76 to 8.84
.	2016	187	33.79 to 19.96	6,550 .	1.85 to 1.00	0.26	18.06 to 17.06
.	2015	215	28.87 to 16.91	6,156 .	1.85 to 1.00	0.00	-6.28 to -7.08
.	.	.	.	. ..		.	.
Small Cap Stock Trust Series II(*)	2019	73	39.10 to 28.40	2,832 .	1.90 to 1.00	0.00	36.37 to 35.15
.	2018	80	28.93 to 20.82	2,291 .	1.90 to 1.00	0.00	-6.39 to -7.23
.	2017	95	31.19 to 22.25	2,919 .	1.90 to 1.00	0.00	25.02 to 23.91
.	2016	105	25.17 to 17.79	2,582 .	1.90 to 1.00	0.00	1.13 to 0.22
.	2015	120	25.12 to 17.60	2,910 .	1.90 to 1.00	0.00	-9.96 to -10.77
.	.	.	.	. ..		.	.
Small Cap Value Trust Series II(*)	2019	80	34.39 to 23.53	2,777 .	1.85 to 1.00	0.37	25.08 to 24.02
.	2018	88	27.73 to 18.82	2,458 .	1.85 to 1.00	0.47	-13.53 to -14.27
.	2017	93	32.34 to 21.76	3,022 .	1.85 to 1.00	0.69	2.47 to 1.61
.	2016	119	31.83 to 21.24	3,762 .	1.85 to 1.00	0.48	21.23 to 20.21
.	2015	123	26.48 to 17.52	3,239 .	1.85 to 1.00	0.24	-2.55 to -3.37
.	.	.	.	. ..		.	.
Small Company Value Trust Series I(*)	2019	45	51.19 to 50.94	2,308 .	1.75 to 1.40	0.83	23.78 to 23.35
.	2018	56	41.50 to 41.15	2,294 .	1.75 to 1.40	0.37	-14.16 to -14.46
.	2017	63	48.52 to 47.94	3,016 .	1.75 to 1.40	0.23	9.95 to 9.56
.	2016	68	44.28 to 43.61	2,984 .	1.75 to 1.40	0.78	30.48 to 30.02
.	2015	74	34.06 to 33.42	2,495 .	1.75 to 1.40	1.31	-6.91 to -7.24
.	.	.	.	. ..		.	.
Small Company Value Trust Series II(*)	2019	176	38.42 to 23.84	7,182 .	1.85 to 1.00	0.67	23.97 to 22.92
.	2018	189	31.26 to 19.23	6,258 .	1.85 to 1.00	0.17	-13.96 to -14.69
.	2017	225	36.64 to 22.35	8,695 .	1.85 to 1.00	0.21	10.15 to 9.22
.	2016	260	33.55 to 20.29	9,128 .	1.85 to 1.00	0.58	30.73 to 29.63
.	2015	267	25.88 to 15.52	7,221 .	1.85 to 1.00	0.91	-6.73 to -7.52
.	.	.	.	. ..		.	.
Strategic Income Opportunities Trust Series I(*)	2019	104	24.22 to 22.92	2,504 .	1.75 to 1.40	2.65	9.37 to 8.98
.	2018	124	22.14 to 21.03	2,735 .	1.75 to 1.40	3.70	-6.36 to -6.69
.	2017	139	23.65 to 22.54	3,284 .	1.75 to 1.40	3.08	4.13 to 3.76
.	2016	150	22.71 to 21.72	3,392 .	1.75 to 1.40	2.36	3.66 to 3.30
.	2015	165	21.91 to 21.03	3,610 .	1.75 to 1.40	2.35	-0.19 to -0.54
.	.	.	.	. ..		.	.
Strategic Income Opportunities Trust Series II(*)	2019	221	22.16 to 14.97	5,150 .	1.85 to 1.00	2.48	9.65 to 8.72
.	2018	248	20.39 to 13.65	5,282 .	1.85 to 1.00	3.52	-6.23 to -7.03
.	2017	280	21.93 to 14.56	6,403 .	1.85 to 1.00	2.80	4.32 to 3.44
.	2016	328	21.20 to 13.96	7,140 .	1.85 to 1.00	2.15	3.94 to 3.06
.	2015	364	20.57 to 13.43	7,653 .	1.85 to 1.00	2.17	0.01 to -0.84
.	.	.	.	. ..		.	.
Total Bond Market Series Trust NAV(*)	2019	64	14.00 to 13.26	880 .	1.55 to 0.80	2.28	7.44 to 6.63
.	2018	67	13.03 to 12.44	861 .	1.55 to 0.80	2.73	-1.04 to -1.79
.	2017	73	13.17 to 12.67	956 .	1.55 to 0.80	2.78	2.52 to 1.75
.	2016	83	12.84 to 12.45	1,061 .	1.55 to 0.80	2.68	1.63 to 0.87
.	2015	84	12.64 to 12.34	1,052 .	1.55 to 0.80	2.73	-0.50 to -1.24
.	.	.	.	. ..		.	.
Total Bond Market Trust Series II(*)	2019	336	13.51 to 12.71	4,371 .	1.90 to 1.00	2.37	6.95 to 5.99
.	2018	243	12.63 to 11.99	2,969 .	1.90 to 1.00	2.35	-1.49 to -2.38
.	2017	238	12.82 to 12.28	2,967 .	1.90 to 1.00	2.49	2.06 to 1.15
.	2016	259	12.56 to 12.14	3,194 .	1.90 to 1.00	2.30	1.17 to 0.26
.	2015	421	12.42 to 12.11	5,180 .	1.90 to 1.00	2.49	-0.94 to -1.83
.	.	.	.	. ..		.	.
Total Stock Market Index Trust Series I(*)	2019	123	29.92 to 28.79	3,641 .	1.75 to 1.40	1.55	27.83 to 27.38
.	2018	134	23.41 to 22.60	3,119 .	1.75 to 1.40	1.16	-7.02 to -7.35
.	2017	144	25.18 to 24.39	3,609 .	1.75 to 1.40	1.81	18.92 to 18.50
.	2016	23	21.17 to 20.58	481 .	1.75 to 1.40	1.42	10.82 to 10.43
.	2015	26	19.10 to 18.64	495 .	1.75 to 1.40	1.33	-2.02 to -2.36
.	.	.	.	. ..		.	.
Total Stock Market Index Trust Series II(*)	2019	145	36.18 to 18.71	5,452 .	1.85 to 1.00	1.33	28.12 to 27.03
.	2018	176	28.48 to 14.61	5,172 .	1.85 to 1.00	0.94	-6.86 to -7.65
.	2017	196	30.84 to 15.62	6,289 .	1.85 to 1.35	1.20	18.13 to 12.75
.	2016	180	27.89 to 26.11	4,856 .	1.85 to 1.40	1.22	10.59 to 10.10
.	2015	211	25.22 to 23.71	5,150 .	1.85 to 1.40	1.07	-2.21 to -2.65
.	.	.	.	. ..		.	.
Ultra Short Term Bond Trust Series II(*)	2019	1,560	12.63 to 11.00	17,870 .	2.00 to 0.35	1.72	2.55 to 0.88
.	2018	1,480	11.91 to 10.90	16,784 .	2.00 to 1.00	1.57	0.18 to -0.82
.	2017	1,588	11.89 to 10.99	18,057 .	2.00 to 1.00	1.34	-0.54 to -1.53
.	2016	1,816	11.95 to 11.16	20,932 .	2.00 to 1.00	1.69	-0.67 to -1.66
.	2015	925	12.04 to 11.35	11,090 .	2.00 to 1.00	1.18	-1.14 to -2.13

73 of 75

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2019

7.Unit Values (continued):

(*)Sub-account that invests in affiliated Trust.

(a)As the unit fair value is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract unit values are not within the ranges presented.

(b)These ratios represent the annualized contract expenses of the separate account, consisting primarily of the items known as "Revenue from underlying fund (12b-1, STA, Other)" and "Revenue from Sub-account" (formerly referred to as the administrative maintenance charges and sales and service fees (AMC and SSF)). The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to unitholder accounts through the redemption of units and expenses of the underlying fund are excluded.

(c)These ratios represent the distributions from net investment income received by the sub-account from the underlying Portfolio, net of management fees assessed by the portfolio manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against policyholder accounts either through the reductions in the unit values or the redemptions of units. The recognition of investment income by the sub-account is affected by the timing of the declaration of dividends by the underlying Portfolio in which the sub-accounts invest.

(d)These ratios, represent the total return for the periods indicated, including changes in the value of the underlying Portfolio, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options indicated in footnote 1 with a date notation, if any, denote the effective date of that investment option in the variable account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period. For closed sub-accounts, the total return is calculated from the beginning of the reporting period to the date the sub-account closed. As the total return is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract total returns are not within the ranges presented.

74 of 75

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2019

8. Diversification Requirements

The Internal Revenue Service has issued regulations under Section 817(h) of the Internal Revenue Code ("the Code"). Under the provisions of Section 817(h) of the Code, a Contract will not be treated as a variable annuity contract for federal tax purposes for any period for which the investments of the Account on which the contract is based are not adequately diversified. The Code provides that the "adequately diversified" requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirement set forth in regulations issued by the Secretary of the Treasury. The Company believes that the Account satisfies the current requirements of the regulations, and the Account will continue to meet such requirements.

9. Contract Charges

The expense ratio represents the contract expenses of the Account for the period indicated and includes only those expenses that are charged through a reduction of the unit value. Included in this category are mortality and expense charges, and the cost of any riders the policy holder has elected. These fees range between 0.35% and 2.00% of net assets of the sub-account depending on the type of contract. In addition, annual contract charges of up to $30 per policy are made through redemption of units.

75 of 75

PART C
OTHER INFORMATION
Item 24. Financial Statements and Exhibits
(a)	Financial Statements
(1)	Financial Statements of the Registrant, John Hancock Life Insurance Company of New York Separate Account A. [FILED HEREWITH]
(2)	Financial Statements of the Depositor, John Hancock Life Insurance Company of New York. [FILED HEREWITH]
(b)	Exhibits
(1)	(a)	Resolution of the Board of Directors of First North American Life Assurance Company establishing the FNAL Variable Account - incorporated by reference to Exhibit (b)(1)(a) to Form N-4, File No. 33-46217 filed February 25, 1998.
(b)	Resolution of the Board of Directors of First North American Life Assurance Company establishing the Fixed Separate Account - incorporated by reference to Exhibit (b)(1)(b) to Form N-4, File No. 33-46217 filed February 25, 1998.
(c)	Resolution of the Board of Directors of First North American Life Assurance Company establishing The Manufacturers Life Insurance Company of New York Separate Account D and The Manufacturers Life Insurance Company of New York Separate Account E—incorporated by reference to Exhibit (b)(1)(c) to Form N-4, File No. 33-46217 filed February 25, 1998.
(2) Agreements for custody of securities and similar investments—NOT APPLICABLE.
(3)	(a)	Underwriting and Distribution Agreement dated January 1, 2002, incorporated by reference to Exhibit 24(b)(3)(a) to Post-Effective Amendment No. 39 to Registration Statement, File No. 033-79112, filed on April 30, 2009.
(b)	General Agent and Broker-Dealer Selling Agreement, incorporated by reference to Exhibit 24(b)(3)
(b)	to Post-Effective Amendment No. 39 to Registration Statement, File No. 033-79112, filed on April 30, 2009.
(c)	Amended and Restated Underwriting and Distribution Agreement dated December 1, 2009, incorporated by reference to Exhibit 24(b)(3)(c) to Post-Effective Amendment No. 4 to Registration Statement, File No. 333-146590, filed on February 1, 2010.
(4)	(a)	(i)	Form of Specimen Flexible Payment Deferred Combination Fixed and Variable Annuity Contract, Non-Participating (VENTURE.100-NY-REV.06), incorporated by reference to Exhibit 24(b)(4)(a)(i) to this Registration Statement, File No. 333-162244, filed on September 30, 2009.
(b)	(i)	Form of Specimen Income Plus for Life Rider (BR004NQ.07-NY) (single), incorporated by reference to Exhibit 24(b)(4)(b)(i) to this Registration Statement, File No. 333-162244, filed on November 27, 2009.
(ii)	Form of Specimen Income Plus for Life Rider (BR005NQ.07-NY) (spousal), incorporated by reference to Exhibit 24(b)(4)(b)(ii) to this Registration Statement, File No. 333-162244, filed on November 27, 2009.
(iii)	Form of Specimen Annual Step Death Benefit Rider (BR010010-NY), incorporated by reference to Exhibit 24(b)(4)(b)(iii) to this Registration Statement, File No. 333-162244, filed on September 30, 2009.
(iv)	Form of Specimen Income Plus for Life Rider (BR004Q.07-NY) (single), incorporated by reference to Exhibit 24(b)(4)(b)(iv) to this Registration Statement, File No. 333-162244, filed on November 27, 2009.
(v)	Form of Specimen Income Plus for Life Rider (BR005Q.07-NY) (single), incorporated by reference to Exhibit 24(b)(4)(b)(v) to this Registration Statement, File No. 333-162244, filed on November 27, 2009.
(c)	(i)	Specimen Endorsements to Contract (v24) - (i) ERISA Tax-Sheltered Annuity, (ii) Tax-Sheltered Annuity, (iii) Qualified Plan Endorsement Section 401 Plans, (iv) Simple Individual Retirement

Annuity, (v) Unisex Benefits and Payments, (vi) Individual Retirement Annuity -previously filed as Exhibit (b)(4)(b) to post-effective amendment no. 5 to Registrant’s Registration Statement on Form N-4 File, No. 33-79112, filed April 29, 1998.
(ii)	Roth Individual Retirement Annuity Endorsement - previously filed as Exhibit (b)(3)(iv) to post-effective amendment no. 7 to Registrant’s Registration Statement on Form N-4 File, No. 33-79112, filed April 29, 1999.
(5)	(a)	Form of Specimen Application for Flexible Payment Deferred Annuity (APPVENIII0509-NY), incorporated by reference to Exhibit 24(b)(5)(a) to this Registration Statement, File No. 333-162244, filed on September 30, 2009.
(6)	(a)	(i)	Declaration of Intention and Charter of First North American Life Assurance Company -incorporated by reference to Exhibit (b)(6)(a)(i) to post-effective amendment no. 7 to Registrant’s Registration Statement on Form N-4 File, No. 33-46217, filed February 25, 1998.
(ii)	Certificate of Amendment of the Declaration of Intention and Charter of First North American Life Assurance Company - incorporated by reference to Exhibit (b)(6)(a)(ii) to post-effective amendment no. 7 to Registrant’s Registration Statement on Form N-4 File, No. 33-46217, filed February 25, 1998.
(iii)	Certificate of Amendment of the Declaration of Intention and Charter of The Manufacturers Life Insurance Company of New York - incorporated by reference to Exhibit (b)(6)(a)(iii) to post-effective amendment no. 7 to Registrant’s Registration Statement on Form N-4 File, No. 33-46217, filed February 25, 1998.
(iv)	Certificate of Amendment of the Declaration of Intention and Charter of John Hancock Life Insurance Company of New York dated as of January 1, 2005 -incorporated by reference to Exhibit (b)(6)(a)(iv) to post-effective amendment no. 1 to Form N-4 registration statement filed on Form N-4, File No. 333-138846, filed on May 1, 2007.
(v)	Certificate of Amendment of the Declaration of Intention and Charter of John Hancock Life Insurance Company of New York dated as of August 10, 2006 -incorporated by reference to Exhibit (b)(6)(a)(v) to post-effective amendment no. 1 to registration statement filed on Form N-4, File No. 333-138846, filed on May 1, 2007.
(vi)	Certificate of Amendment of the Declaration of Intention and Charter of John Hancock Life Insurance Company of New York dated as of December 17, 2009, incorporated by reference to Exhibit 24(b)(6)(a)(vi) to Post-Effective Amendment No. 41 to Registration Statement, File No. 033-79112, filed on April 30, 2010.
(b)	(i)	By-Laws of John Hancock Life Insurance Company of New York, as amended and restated as of July 31, 2006, incorporated by reference to Exhibit 24(b)(6)(b)(i) to Post-Effective Amendment No. 1, to Registration Statement, File No. 333-138846, filed on May 1, 2007.
(ii)	John Hancock Life Insurance Company of New York, Amended and Restated By-Laws, as adopted on November 19, 2009, incorporated by reference to Exhibit 24(b)(6)(b)(ii) to Post-Effective Amendment No. 41 to Registration Statement, File No. 033-79112, filed on May 3, 2010.
(iii)	John Hancock Life Insurance Company of New York, Amended and Restated By-Laws, as adopted on December 14, 2010, incorporated by reference to Exhibit 24(b)(6)(b)(iii) to Post-Effective Amendment No. 1 to Registration Statement, File No. 333-169797, filed on February 22, 2011.
(7)	Contract of reinsurance in connection with the variable annuity contracts being offered – NOT APPLICABLE.
(8)	Other material contracts not made in the ordinary course of business which are to be performed in whole or in part on or after the date the registration statement is filed:
(a)	Administrative Services Agreement between The Manufacturers Life Insurance Company of New York and The Manufacturers Life Insurance Company (U.S.A.), effective January 1, 2001, incorporated by reference to Exhibit 24(b)(8)(a) to Post-Effective Amendment No. 5 to Registration Statement, File No. 333-61283, filed on April 30, 2002.
(b)	Investment Services Agreement between The Manufacturers Life Insurance Company of New York and The Manufacturers Life Insurance Company, incorporated by reference to Exhibit 1(A)(8)(c) to Pre-Effective Amendment No. 1 to Registration Statement on Form S-6, File No. 333-33351, filed on March 17, 1998.

(c)	(i)	Participation Agreement among John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, John Hancock Life Insurance Company, John Hancock Variable Life Insurance Company and John Hancock Trust dated April 20, 2005, incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement, File No. 333-126668, filed on October 12, 2005.
(ii)	Shareholder Information Agreement between John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, John Hancock Life Insurance Company, John Hancock Variable Life Insurance, and John Hancock Trust portfolios (except American Funds Insurance Series) dated April 16, 2007, incorporated by reference to Post-Effective Amendment No. 9 to Registration Statement, File No. 333-85284, filed on April 30, 2007.
(iii)	Shareholder Information Agreement between John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, John Hancock Life Insurance Company, John Hancock Variable Life Insurance, and John Hancock Trust on behalf of series of the Trust that are feeder funds of the American Funds Insurance Series dated April 16, 2007, incorporated by reference to Post-Effective Amendment No. 9 to Registration Statement, File No. 333-85284, filed on April 30, 2007.
(9)	Opinion and Consent of Counsel as to the legality of the securities being registered, incorporated by reference to Exhibit 24(b)(9) to Pre-Effective Amendment No. 1 to this Registration Statement, File No. 333-162244, filed on October 16, 2009.
(10)	Written consent of Ernst & Young LLP, independent registered public accounting firm. [FILED HEREWITH]
(11)	All financial statements omitted from Item 23, Financial Statements—NOT APPLICABLE.
(12)	Agreements in consideration for providing initial capital between or among Registrant, Depositor, Underwriter or initial contract owners—NOT APPLICABLE.
(13)	Schedules of computations—Incorporated by reference to Exhibit (b)(13) to post effective amendment no. 2 to Form N-4, file number 33-76162 filed March 1, 1996.
(14)	(a)	Powers of Attorney for James R. Boyle, Thomas Borshoff, Ruth Ann Fleming, James D. Gallagher, Scott S. Hartz, Rex Schlaybaugh, Jr., and John G. Vrysen, incorporated by reference to Exhibit 24(b)(14)(a) to Pre-Effective Amendment No. 3 to this Registration Statement, 333-162244, filed on December 3, 2009.
(b)	Power of Attorney for Steven Finch, incorporated by reference to Exhibit 24(b)(14)(b) to Post-Effective Amendment No. 2 to this Registration Statement, File No. 333-162244, filed August 2, 2010.
(c)	Power of Attorney for Paul M. Connolly, incorporated by reference to Exhibit 24(b)(14)(c) to Post-Effective Amendment No. 3 to this Registration Statement, filed on May 2, 2011.
(d)	Power of Attorney for Marianne Harrison, incorporated by reference to Exhibit 24(b)(14)(d) to Post-Effective Amendment No. 4 to this Registration Statement, File No. 333-162244, filed on April 30, 2012.
(e)	Power of Attorney for Craig Bromley, incorporated by reference to Exhibit 24(b)(14)(e) to Post- Effective Amendment No. 7 to this Registration Statement, File No. 333-162244, filed on April 26, 2013.
(f)	Power of Attorney for Michael Doughty, incorporated by reference to Exhibit 24(b)(14)(f) to Post-Effective Amendment No. 8 to this Registration Statement, File No. 333-162244, filed on April 30, 2014.
(g)	Power of Attorney for Linda A. Davis Watters, incorporated by reference to Exhibit 24(b)(14)(g) to Post-Effective Amendment No. 11 to this Registration Statement, File No. 333-162244, filed on April 28, 2017.
(h)	Power of Attorney for Marianne Harrison, incorporated by reference to Exhibit 24(b)(14)(h) to Post-Effective Amendment No. 12 to this Registration Statement, File No. 333-162244, filed on April 27, 2018.
(i)	Power of Attorney for Brooks Tingle, incorporated by reference to Exhibit 24(b)(14)(i) to Post-Effective Amendment No. 13 to this Registration Statement, File No. 333-162244, filed on April 26, 2019.
(j)	Power of Attorney for J. Stephanie Nam, incorporated by reference to Exhibit 24(b)(14)(j) to Post Amendment No. 47 to Registration Statement, File No. 033-46217, filed on April 24, 2020.
(k)	Power of Attorney for Ken Ross, incorporated by reference to Exhibit 24(b)(14)(k) to Post Amendment No. 47 to Registration Statement, File No. 033-46217, filed on April 24, 2020.
(l)	Power of Attorney for Henry H. Wong, incorporated by reference to Exhibit 24(b)(14)(l) to Post Amendment No. 47 to Registration Statement, File No. 033-46217, filed on April 24, 2020.

Item 25. Directors and Officers of the Depositor.
Officers and Directors of John Hancock Life Insurance Company of New York Effective as of March 25, 2020
Name and Principal Business Address	Position with Depositor
Marianne Harrison 200 Berkeley Street Boston, MA 02116	Chair, President & Chief Executive Officer
Paul M. Connolly 75 Indian Spring Road Milton, MA 02186	Director
James D. Gallagher 200 Berkeley Street Boston, MA 02116	Director, Executive Vice President
J. Stephanie Nam 1 West 72nd Street, Apt. 35 New York NY 10023	Director
Ken Ross 200 Berkeley St. Boston, MA 02116	Director
Rex Schlaybaugh, Jr. 400 Renaissance Center Detroit, MI 48243	Director
Brooks Tingle 200 Berkeley Street Boston, MA 02116	Director, Senior Vice President
John G. Vrysen 200 Berkeley Street Boston, MA 02116	Director
Linda A. Davis Watters 200 Berkeley Street Boston, MA 02116	Director
Henry H. Wong 200 Berkeley Street Boston, MA 02116	Director
Executive Vice Presidents
Andrew G. Arnott*
Christopher Paul Conkey**
Scott S. Hartz**	Chief Investment Officer – U.S. Investments
Naveed Irshad**	Head of Legacy Business
Halina K. von dem Hagen***	Treasurer
Shamus Weiland*	Chief Information Officer
Senior Vice Presidents
Emanuel Alves*	General Counsel
John C.S. Anderson**
Michael Biagiotti*
Kevin J. Cloherty**
Peter DeFrancesco*	Head of Digital – Direct to Consumer
Barbara Goose*	Chief Marketing Officer
Linda Levyne*
Patrick McGuinness*
William McPadden**
Joelle Metzman**
Patrick M. Murphy*
Lee Ann Murray**
Sebastian Pariath*	Head of Operations and Chief Information Officer
Martin Sheerin*	Chief Financial Officer
Curt Smith*

Name and Principal Business Address	Position with Depositor
Anthony Teta*
Leo Zerilli**
Vice Presidents
Lynda Abend*
John Addeo**
Mark Akerson*
Kevin Askew**
Zahir Bhanji***	CFO JH Insurance
Stephen J. Blewitt**
Alan M. Block**
Paul Boyne**
Jon Bourgault**	Senior Counsel
Ian B. Brodie**
Randall B. Brown*
Ted Bruntrager*	Chief Risk Officer
Grant Buchanan***
Daniel C. Budde**
Robert Burrow**
Jennifer Toone Campanella**
Rick A. Carlson*
Patricia Rosch Carrington**
Todd J. Cassler*
Ken K. Cha*
Diana Chan***	Treasury Operations
Brian Collins*
William E. Corson**
Kenneth D’Amato*
John J. Danello**
Robert Donahue*
Jeffrey Duckworth*
Carolyn Flanagan**
Lauren Marx Fleming**
Philip J. Fontana**
Carl O. Fowler**
Scott Francolini*
Paul Gallagher**
Thomas C. Goggins**
Susan Ghalili*
Jeffrey N. Given**
Howard C. Greene**
Christopher Griswold*
Erik Gustafson**
Richard Harris***	Appointed Actuary
Ellie Harrison*	US Human Resources
John Hatch*
Michael Hession*
John Hibbs*
Kevin Hill*
James C. Hoodlet*
Sesh Iyengar**
Daniel S. Janis III**
Mitchell Karman**	CCO & Counsel
Recep C. Kendircioglu**
Neal P. Kerins*
Frank Knox**	CCO – Retail Funds
Hung Ko***	Treasury
Diane R. Landers**
Michael Landolfi**

Name and Principal Business Address	Position with Depositor
Scott Lively**
Jeffrey H. Long**
Jennifer Lundmark*
Edward P. Macdonald**
Patrick MacDonnell**
Kevin McGuire*
Nathaniel I. Margolis**
Robert G. Maulden**
John B. Maynard**
Karen McCafferty**
Scott A. McFetridge**
Jonathan McGee**
Ann McNally*
Michael McNamara*
Steven E. Medina**
Maureen Milet**	CCO – Investments
Scott Morin*
Catherine Murphy*	Deputy Appointed Actuary
Jeffrey H. Nataupsky**
Scott Navin**
Sinead O’Connor*
Jeffrey Packard**
Gary M. Pelletier**
David Pemstein**
Charlie Philbrook*
David Plumb*
Tracey Polsgrove*
Todd Renneker**
Charles A. Rizzo**
Robert William Rizzo*
Susan Roberts*
Keri Rogers**
Ian Roke**
Josephine M. Rollka*
Ronald J. Rovner*
Devon Russell*
Thomas Samoluk**
Emory W. Sanders*
Jeffrey R. Santerre**
Martin C. Schafer*
Dolores (Dee Dee) Schreitmueller*
Christopher L. Sechler**
Thomas Shea**
Gordon Shone**
Susan Simi**
Darren Smith**
Rob Stanley*
Paddy Subbaraman**
Wilfred Talbot*
Gary Tankersley*
Nathan Thooft**
Tony Todisco*
Brian E. Torrisi**
Len van Greuning*
Simonetta Vendittelli*	Controller
Peter de Vries*
Lisa Ann Welch**
Adam Wise**

Name and Principal Business Address	Position with Depositor
R. Blake Witherington**
Sameh Youssef*
Ross Zilber*
*Principal Business Office is 200 Berkeley Street, Boston, MA 02116
**Principal Business Office is 197 Clarendon Street, Boston, MA 02116
***Principal Business Office is 200 Bloor Street, Toronto, Canada M4W1E5
****Principal Business Office is 250 Bloor Street, Toronto, Canada M4W1E5
Item 26. Persons Controlled by or Under Common Control with Depositor or Registrant.
Registrant is a separate account of John Hancock Life Insurance Company of New York (the “Company”), operated as a unit investment trust. Registrant supports certain benefits payable under the Company’s variable annuity contracts by investing assets allocated to various investment options in shares of John Hancock Trust (the “Trust”), which is a “series” type of mutual fund registered under the Investment Company Act of 1940 (the “Act”) as an open-end management investment company. The purchasers of variable annuity and variable life insurance contracts, in connection with which the Trust is used, will have the opportunity to instruct the Company with respect to the voting of the shares of the Series Fund held by Registrant as to certain matters. Subject to the voting instructions, the Company directly controls Registrant.
On the effective date of this Amendment to the Registration Statement, the Company and its affiliates are controlled by Manulife Financial Corporation (“MFC”). A list of other persons controlled by MFC as of December 31, 2019, appears below:

MANULIFE FINANCIAL CORPORATION
PRINCIPAL SUBSIDIARIES - December 31, 2019

For External Use

Manulife Financial Corporation (Canada)
The Manufacturers Life Insurance Company (Canada)
Manulife Bank of Canada (Canada)
First North American Insurance Company (Canada)
Manulife Investment Management Holdings (Canada) Limited (Canada)
Manulife Investment Management Limited (Canada)
BIS Services (Bermuda) Limited (Bermuda)
NAL Resources Management Limited (Canada)
Manulife Resources Limited (Canada)
Manulife Property Limited Partnership (Ontario)
Manulife Property Limited Partnership II (Ontario)
Manulife Investment Management (North America) Limited (Canada)
Manulife Investment Management (Europe) Limited (England)
Berkshire Insurance Services Inc. (Ontario)
JH Investments (Delaware) LLC (Delaware)
Manulife Securities Investment Services Inc. (Canada)
Manulife Securities Incorporated (Ontario)
Manulife Assurance Company of Canada (Canada)
Manulife Western Holdings Limited Partnership (Alberta)
PT Asuransi Jiwa Manulife Indonesia (Indonesia)
PT Manulife Aset Manajemen Indonesia (Indonesia)
Manulife Insurance (Thailand) Public Company Limited (Thailand)
Manulife Asset Management (Thailand) Company Limited (Thailand)
The Manufacturers Life Insurance Co. (Phils.) Inc. (Philippines)
Manulife Chinabank Life Assurance Corporation (Philippines)
Manulife Holdings (Bermuda) Limited (Bermuda)
Manulife Financial Asia Limited (Hong Kong)
Manufacturers P&C Limited (Barbados)
Manulife International Holdings Limited (Bermuda)
Manulife Life Insurance Company (Japan)
Manulife Asset Management (Japan) Limited (Japan)
Manufacturers Life Reinsurance Limited (Barbados)
Manulife (Singapore) Pte. Ltd. (Singapore)
Manulife (International) Limited (Bermuda)
Manulife Investment Management International Holdings Limited (Barbados)
Manulife Investment Management (Singapore) Pte. Ltd. (Singapore)
Manulife-Sinochem Life Insurance Co. Ltd. (China)
Manulife Investment Management (Hong Kong) Limited (Hong Kong)
Manulife (Vietnam) Limited (Vietnam)
Manulife Holdings Berhad (Malaysia)
Manulife Investment Management (Taiwan) Co., Ltd. (Taiwan)
Manulife Investment Fund Management (Vietnam) Company Limited (Vietnam)
Manulife Insurance Berhad (Malaysia)
Manulife Investment Management (M) Berhad (Malaysia)
Manulife (Cambodia) PLC (Cambodia)
Manulife Holdings (Alberta) Limited (Alberta)
John Hancock Financial Corporation (Delaware)
The Manufacturers Investment Corporation (Michigan)
John Hancock Life Insurance Company (U.S.A.) (Michigan)
John Hancock Life & Health Insurance Company (Massachusetts)
John Hancock Distributors LLC (Delaware)
John Hancock Life Insurance Company of New York (New York)
John Hancock Variable Trust Advisers LLC (Delaware)
John Hancock Subsidiaries LLC (Delaware)
John Hancock Financial Network, Inc. (Massachusetts)
Hancock Natural Resource Group, Inc. (Delaware)
Manulife Investment Management (US) LLC (Delaware)
John Hancock Investment Management LLC (Delaware)
John Hancock Investment Management Distributors LLC (Delaware)
John Hancock Insurance Agency, Inc. (Delaware)
John Hancock Reassurance Company Ltd. (Michigan)
Manulife Reinsurance Limited (Bermuda)
Manulife Reinsurance (Bermuda) Limited (Bermuda)
Indirect Control
Direct Control

[1] The remaining 5% equity of PT Asuransi Jiwa Manulife Indonesia is indirectly held by The Manufacturers Life Insurance Company
[2] The remaining 0.1% equity of John Hancock Investment Management LLC is indirectly held by The Manufacturers Investment Corporation
[3] 99% limited partnership interest is held by The Manufacturers Life Insurance Company
[4] 99% limited partnership interest is held by The Manufacturers Life Insurance Company
[5] 99% limited partnership interest is held by Manulife Property Limited Partnership II
[6] Manulife Asset Management (Japan) Limited will change its name to Manulife Investment Management (Japan) Limited in April, 2020
[7] The reported jurisdiction represents the jurisdiction of incorporation

This chart displays voting interest. All entities are 100% controlled unless otherwise indicated.

Item 27. Number of Contract Owners.
As of March 31, 2020, there were 89 qualified and 67 non-qualified contracts of the series offered hereby outstanding.
Item 28. Indemnification.
Article 10 of the Charter of the Company provides as follows:
TENTH: No director of the Corporation shall be personally liable to the Corporation or any of its shareholders for damages for any breach of duty as a director; provided, however, the foregoing provision shall not eliminate or limit (i) the liability of a director if a judgment or other final adjudication adverse to such director established his or her such acts or omissions were in bad faith or involved intentional misconduct or were acts or omissions (a) which he or she knew or reasonably should have known violated the New York Insurance Law or (b) which violated a specific standard of care imposed on directors directly, and not by reference, by a provision of the New York Insurance Law (or any regulations promulgated thereunder) or (c) which constituted a knowing violation of any other law, or establishes that the director personally gained in fact a financial profit or other advantage to which the director was not legally entitled or (ii) the liability of a director for any act or omission prior to the adoption of this Article by the shareholders of the Corporation. Any repeal or modification of this Article by the shareholders of the Corporation shall be prospective only, and shall not adversely affect any limitation on the personal liability of a director of the Corporation existing at the time of such repeal or modification.
Article VII of the By-laws of the Company provides as follows:
Section 1. General. The Corporation shall indemnify any person who is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal or administrative (other than by or in the right of the Corporation except as provided in Section 2 of Article VII hereof) by reason of the fact that the person:
(a) is or was a Director, officer or employee of the Corporation, or
(b) is or was serving at the specific request of the Corporation as a Director, officer, employee or trustee of another corporation, partnership, joint venture, trust or other enterprise, against all expenses (including but not limited to solicitors’ and attorneys’ fees) judgments, fines and amounts in settlement, actually and reasonably incurred by the person in connection with such action, suit or proceeding (other than those specifically excluded below) if the person acted honestly, in good faith, with a view to the best interests of the Corporation or the enterprise the person is serving at the request of the Corporation, and within the scope of his or her authority and normal activities, and, in the case of any criminal or administrative action or proceeding, the person had reasonable grounds for believing that his or her conduct was lawful.
The termination of any action, suit or proceeding by judgment, order, settlement or conviction shall not of itself create a presumption that the person did not act honestly and in good faith with a view to the best interests of the Corporation and, with respect to any criminal action or proceeding, that the person did not have reasonable grounds for believing that his or her conduct was lawful.
Notwithstanding the foregoing, Registrant hereby makes the following undertaking pursuant to Rule 484 under the Securities Act of 1933:
Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.
Item 29. Principal Underwriters.
(a) Set forth below is information concerning other investment companies for which John Hancock Distributors, LLC (“JHD LLC”), the principal underwriter of the contracts, acts as investment adviser or principal underwriter.
Name of Investment Company	Capacity in Which Acting
John Hancock Life Insurance Company (U.S.A.) Separate Account H	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account A	Principal Underwriter

Name of Investment Company	Capacity in Which Acting
John Hancock Life Insurance Company (U.S.A.) Separate Account N	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account I	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account L	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account M	Principal Underwriter
John Hancock Life Insurance Company of New York Separate Account A	Principal Underwriter
John Hancock Life Insurance Company of New York Separate Account B	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account Q	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account W	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account X	Principal Underwriter
John Hancock Variable Life Account UV	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account R	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account T	Principal Underwriter
John Hancock Variable Life Account S	Principal Underwriter
John Hancock Variable Life Account U	Principal Underwriter
John Hancock Variable Life Account V	Principal Underwriter
(b) John Hancock Life Insurance Company of New York is the sole member of JHD LLC and the following comprise the Board of Managers and Officers of JHD LLC.
Name	Title
James C. Hoodlet*	Director
Gary Tankersley*	Director, President and Chief Executive Officer
Martin Sheerin*	Director
Christopher Walker***	Director, Vice President, Investments
Tracy Lannigan**	Secretary
Brian Collins**	Vice President, US Taxation
Jeffrey H. Long**	Chief Financial Officer and Financial Operations Principal
*Principal Business Office is 200 Berkeley Street, Boston, MA 02116
**Principal Business Office is 197 Clarendon Street, Boston, MA 02116
***Principal Business Office is 200 Bloor Street, Toronto, Canada M4W1E5
(c) None.
Item 30. Location of Accounts and Records.
All books and records are maintained at 100 Summit Lake Drive, Second Floor, Valhalla, New York 10595.
Item 31. Management Services.
The Company has entered into an Administrative Services Agreement with The Manufacturers Life Insurance Company (“Manulife”). This Agreement provides that under the general supervision of the Board of Directors of the Company, and subject to initiation, preparation and verification by the Chief Administrative Officer of the Company, Manulife shall provide accounting services related to the provision of a payroll support system, general ledger, accounts payable, tax and auditing services.

Item 32. Undertakings.
(a) Representation of Insurer pursuant to Section 26 of the Investment Company Act of 1940.
John Hancock Life Insurance Company of New York (the “Company”) hereby represents that the fees and charges deducted under the Contracts issued pursuant to this registration statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by the Company.
(b) Representation of Registrant Pursuant to Section 403(b) of the Internal Revenue Code of 1986, as amended
The Company is relying on a no-action letter issued in connection with funding vehicles for retirement plans meeting the requirements of Section 403(b) of the Internal Revenue Code of 1986, as amended, on November 28, 1988, SEC Reference No. IP-6-88, and is complying with the provisions of paragraphs 1-4 of such no action letter.
(c) Undertakings Pursuant to Item 32 of Form N-4
(1) The Depositor and Registrant will file a post-effective amendment to this registration statement as frequently as is necessary to insure that the audited financial statements in the registration statement are never longer than 16 months old for so long as payments under the variable annuity contracts may be accepted;
(2) The Depositor and Registrant will include either (1) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or similar communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information; and
(3) The Depositor and Registrant will deliver any Statement of Additional Information and any financial statements required to be made available under this form promptly upon written or oral request.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant and the Depositor certify that they meet all the requirements for effectiveness of this post-effective amendment to the Registration Statement pursuant to Securities Act of 1933 Rule 485(b) and they have caused this amended Registration Statement to be signed on their behalf in the City of Boston, Massachusetts, on this 24th day of April, 2020.
John Hancock Life Insurance Company of New York Separate Account A (Registrant)
By:	John Hancock Life Insurance Company of New York (Depositor)
By:	/s/ Marianne Harrison Marianne Harrison Chair and President
John Hancock Life Insurance Company of New York
By:	/s/ Marianne Harrison Marianne Harrison Chair and President

SIGNATURES
As required by the Securities Act of 1933, this amended Registration Statement has been signed by the following persons in their capacities with the Depositor on this 24th day of April, 2020.
Signature	Title
/s/ Marianne Harrison Marianne Harrison	Chair and President (Principal Executive Officer)
/s/ Martin Sheerin Martin Sheerin	Senior Vice President and Chief Financial Officer (Principal Financial Officer)
/s/ Simonetta Vendittelli Simonetta Vendittelli	Vice President and Controller (Principal Accounting Officer)
* Paul M. Connolly	Director
* James D. Gallagher	Director
* J. Stephanie Nam	Director
* Ken Ross	Director
* Rex Schlaybaugh, Jr.	Director
* Brooks Tingle	Director
* John G. Vrysen	Director
* Linda A. Davis Watters	Director
* Henry H. Wong	Director
*/s/ Thomas J. Loftus Thomas J. Loftus Pursuant to Power of Attorney	Senior Counsel—Annuities

EXHIBIT INDEX
Item No.	Description
24(b)(10)	Consent of Independent Registered Public Accounting Firm